UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06520

MANAGERS TRUST I

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: OCTOBER 31

Date of reporting period:  NOVEMBER 1, 2009 – OCTOBER 31, 2010

                                           (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers AMG

October 31, 2010

FQ Tax-Managed U.S. Equity Fund

FQ U.S. Equity Fund

FQ Global Alternatives Fund

FQ Global Essentials Fund

Managers AMG FQ Funds

FQ Tax-Managed U.S. Equity, FQ U.S. Equity, FQ Global Alternatives, FQ Global Essentials

Annual Report—October 31, 2010

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	4

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

FQ Tax-Managed U.S. Equity Fund	5

FQ U.S. Equity Fund	11

FQ Global Alternatives Fund	18

FQ Global Essentials Fund	20

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	22

FQ Tax-Managed U.S. Equity and FQ U.S. Equity

Fund balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Net Assets	23

FQ Global Alternatives and FQ Global Essentials

Portfolio of Investments, Fund balance sheet, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	32

Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	33

Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	35

Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	42

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	50

TRUSTEES AND OFFICERS	51

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS	52

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholders:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. We believe investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting unaffiliated Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which we believe gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”) is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary firms also benefits from our activities to monitor the investment, compliance, and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results of the Funds. Following this letter, we also provide the Portfolio Managers’ discussion of their investment management approach, performance results, and market outlook.

In anticipation of an enduring economic recovery, stocks and bonds posted strong gains over the past twelve months, especially in the U.S.; even after accounting for the weak results experienced during the second quarter when concerns over sovereign debt and the potential collapse of the Euro weighed heavily on the minds of investors. More specifically, riskier assets such as small-cap stocks and high yield bonds were among the performance leaders. After the brief setback during the second quarter, markets resumed their upward paths in the third quarter despite signs that economic growth had slowed, especially in the developed nations. Throughout the third quarter, investor optimism grew in anticipation of the next round of quantitative easing, also known as QE2. Then in mid-October during a speech in Boston, Federal Reserve Chairman, Ben Bernanke, provided a rather clear signal that the Fed is ready to engage in another round of quantitative easing in order to spur the U.S. economy. The Fed’s plan, while criticized by some well-known market participants, has apparently contributed to renewed strength in risk-based assets. Only time will tell as to whether this plan will achieve the Fed’s objectives.

Against this backdrop, for the one-year period ended October 31, 2010, the Managers AMG FQ U.S. Equity Fund (“U.S. Equity Fund”) returned 16.75% and the Managers AMG FQ Tax-Managed U.S. Equity Fund (“Tax-Managed Fund”) returned 24.92%, compared to 18.34% for the benchmark Russell 3000® Index. The Managers AMG FQ Global Alternatives Fund (“Global Alternatives Fund”) returned 2.71% compared to a return of 0.11% for its benchmark, the Citigroup 1-Month U.S. Treasury Bill Index, for the one-year period that ended October 31, 2010. Finally, the Managers AMG FQ Global Essentials

1

Letter to Shareholders (continued)

Fund (“Global Essentials Fund”) returned 15.50%, compared with 8.25% for its benchmark, which consists of 60% of the return of MSCI World (hedged) Index and 40% of the return of the Citigroup World Government Bond (hedged) Index for this same one-year period. Performance stated above is for each Fund’s Institutional Class except for Global Alternatives Fund which is Class A at Net Asset Value. Other share classes would have experienced different results.

Periods Ended 10/31/10	6 Months	1 Year	3 Years	5 Years	10 Years	Inception Date
FQ Tax-Managed U.S. Equity, Institutional Class	2.90%	24.92%	(8.80)%	1.45%	—	12/18/2000
Russell 3000® Index	0.60%	18.34%	(5.96)%	2.08%	0.62%	12/18/2000
FQ U.S. Equity, Institutional Class	1.47%	16.75%	(7.81)%	2.09%	0.07%	8/14/1992
Russell 3000® Index	0.60%	18.34%	(5.96)%	2.08%	0.62%	8/14/1992
FQ Global Alternatives, Class A (No Load)	0.59%	2.71%	3.69%	—	—	3/30/2006
Citigroup 1-Month U.S. Treasury Bill Index[1]	0.08%	0.11%	0.72%	—	—	3/31/2006
FQ Global Essentials Fund, Institutional Class	7.67%	15.50%	(5.35)%	2.42%	1.77%	11/18/1988
60% MSCI World Index (hedged) & 40% Citigroup World Government Bond Index (hedged)	1.07%	8.25%	(3.58)%	2.03%	1.24%	11/18/1988

Performance for all share classes and detailed Fund positioning reviews are included within this report.

For the 12 months ended October 31, 2010, the Managers AMG FQ U.S. Equity Fund (Institutional Class) returned 16.75%, compared with 18.34% for its benchmark, the Russell 3000® Index. For the 12 months ended October 31, 2010, the Managers AMG FQ Tax-Managed U.S. Equity Fund (Institutional Class) returned 24.92%, compared with 18.34% for its benchmark, the Russell 3000® Index. While the U.S. Equity Fund failed to keep pace with its benchmark, the Tax-Managed Fund managed strong outperformance for the year. Stock selection was the primary driver of performance in both portfolios, with the U.S. Equity Fund underperforming primarily due to weakness within the information technology sector. The Tax-Managed Fund, however, experienced solid stock selection across a number of sectors including the consumer discretionary, financials, health care, and materials sectors. In addition, relative sector positioning added value despite maintaining a near neutral weighting versus the benchmark across a majority of sectors throughout the course of the past year. In particular, the Fund added value through its overweight to the recovering consumer discretionary sector, which boasted the strongest sector returns during this period.

The Fund’s subadvisor, First Quadrant L.P. (“First Quadrant”) has become somewhat more optimistic about the global economy in recent months as economic data has not been as gloomy as feared, the Federal Reserve has initiated a second round of quantitative easing, and earnings have pleasantly surprised. However, some of this has already been reflected in the market. From a sector standpoint, the Fund remains fairly neutral to the benchmark although the portfolio has begun to take more active positions from a risk factor standpoint. For example, the Fund has increasingly favored more volatile stocks and this was beneficial towards the latter portion of the fiscal year when the U.S. equity market rallied. In addition, the Fund has increased its preference for equities with good valuations, especially with respect to earnings. That said, some of these top-down factor tilts have been reined in recently including the Fund’s tilt towards small-cap equities which look much more fairly valued versus their larger-capitalization counterparts after an extended period of outperformance.

For the 12 months ended October 31, 2010, the Managers AMG FQ Global Alternatives Fund (Class A Shares at NAV) returned 2.71% while its benchmark, the Citigroup 1-Month U. S. Treasury Bill Index, returned 0.11%. During this period, the Global Alternatives Fund delivered positive performance while continuing to exhibit low correlation relative to broader markets. Within the Fund, solid performance was primarily driven by success within the bond country selection and currency selection strategies. The asset class selection strategy, along with the stock country selection strategy, offered mixed results throughout the last year.

2

Letter to Shareholders (continued)

The tactical risk allocation in the Fund currently finds the most compelling opportunity within the asset class selection strategy where it maintains a long position in global equities and a corresponding short position in global fixed income. This is driven by several factors within this particular strategy, including the more benign risk environment we recently entered into which should be more conducive to solid performance from equities. The currency selection strategy continues to have a significant weight within the Fund with its largest long positions to the U.K. Pound and U.S. Dollar and short positions to the Australian and Canadian Dollars. In the bond country selection strategy, the largest positions currently are a long to the U.S. bond market and shorts to the Australian and Canadian bond markets. Finally, the stock country selection strategy has the smallest risk allocation currently of the four strategies with its current largest active positions both on the short side (shorts to the Australian and Canadian equity markets).

For the 12 months ended October 31, 2010, the Managers AMG FQ Global Essentials Fund (Institutional Class) returned 15.50% while the benchmark, which consists of 60% of the return of MSCI World (hedged) Index and 40% of the return of the Citigroup World Government Bond (hedged) Index, returned 8.25% during this period. Strong absolute performance by the Fund over the past year was driven by investments within all three major asset classes in the portfolio, which include equities, fixed income, and hard assets (commodities and TIPS). The Fund also outperformed a 60\40 balanced benchmark significantly over the last year. This was primarily driven by strong performance within the equity and commodity portion of the Fund as well as by the risk-balanced nature of investments within the portfolio as opposed to using a market capitalization weighting scheme. For example, within equities, the Fund boasted strong performance relative to a 60\40 balanced benchmark because of increased exposure to U.S. small caps and REITs which continued to outperform U.S. large-cap securities. The portfolio also marginally benefited from “regime switching” over the last fiscal year which is the tactical reallocation of assets in the Fund based upon the prevailing risk environment that is driven by First Quadrant’s proprietary Market Risk Index.

The First Quadrant Market Risk Index, (one of FQ’s proprietary investment tools) is currently measuring a “Median Risk” environment as of the end of the fiscal year as, more recently, the VIX, a popular measure of the implied volatility of the S&P 500 Index, has dropped and credit spreads have also come in below their trigger levels. This has led to a recent increase in exposure to both equities and commodities and a decrease in exposure to the sovereign debt portion of the Fund.

The following report covers the one-year period that ended October 31, 2010. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur
Senior Managing Partner
Managers Investment Group LLC

3

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2010	Expense Ratio for the Period	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Expenses Paid During the Period*
FQ Tax-Managed U.S. Equity Fund
Class A Shares
Based on Actual Fund Return	1.24%	$1,000	$1,028	$6.34
Hypothetical (5% return before expenses)	1.24%	$1,000	$1,019	$6.31
Class C Shares
Based on Actual Fund Return	1.99%	$1,000	$1,024	$10.15
Hypothetical (5% return before expenses)	1.99%	$1,000	$1,015	$10.11
Institutional Class Shares
Based on Actual Fund Return	0.99%	$1,000	$1,029	$5.06
Hypothetical (5% return before expenses)	0.99%	$1,000	$1,020	$5.04
FQ U.S. Equity Fund
Class A Shares
Based on Actual Fund Return	1.04%	$1,000	$1,015	$5.28
Hypothetical (5% return before expenses)	1.04%	$1,000	$1,020	$5.30
Class C Shares
Based on Actual Fund Return	1.79%	$1,000	$1,011	$9.07
Hypothetical (5% return before expenses)	1.79%	$1,000	$1,016	$9.10
Institutional Class Shares
Based on Actual Fund Return	0.79%	$1,000	$1,015	$4.01
Hypothetical (5% return before expenses)	0.79%	$1,000	$1,021	$4.02
FQ Global Alternatives Fund
Class A Shares
Based on Actual Fund Return	1.92%	$1,000	$1,006	$9.71
Hypothetical (5% return before expenses)	1.92%	$1,000	$1,016	$9.76
Class C Shares
Based on Actual Fund Return	2.49%	$1,000	$1,004	$12.58
Hypothetical (5% return before expenses)	2.49%	$1,000	$1,013	$12.63
Service Class Shares
Based on Actual Fund Return	1.71%	$1,000	$1,008	$8.65
Hypothetical (5% return before expenses)	1.71%	$1,000	$1,017	$8.69
Institutional Class Shares
Based on Actual Fund Return	1.49%	$1,000	$1,009	$7.55
Hypothetical (5% return before expenses)	1.49%	$1,000	$1,017	$7.58
FQ Global Essentials Fund
Investor Class Shares
Based on Actual Fund Return	1.49%	$1,000	$1,076	$7.80
Hypothetical (5% return before expenses)	1.49%	$1,000	$1,018	$7.58
Service Class Shares
Based on Actual Fund Return	1.24%	$1,000	$1,074	$6.48
Hypothetical (5% return before expenses)	1.24%	$1,000	$1,019	$6.31
Institutional Class Shares
Based on Actual Fund Return	0.99%	$1,000	$1,077	$5.18
Hypothetical (5% return before expenses)	0.99%	$1,000	$1,020	$5.04

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

4

Managers AMG FQ Tax-Managed U.S. Equity Fund

Portfolio Manager’s Comments

For the fiscal year ended October 31, 2010, the Managers AMG FQ Tax-Managed U.S. Equity Fund (Institutional Class) returned 24.92% compared to 18.34% for its benchmark, the Russell 3000® Index. Please refer to the table on page 6 for returns for various classes of shares.

The past twelve months saw a continuation of the market rally that began back in March 2009, although certainly with more stops and starts than witnessed at the beginning of the rally. The lower- quality nature of the equity rally leveled off during the fourth quarter of 2010, although high-quality stocks have yet to significantly outpace their lower-quality counterparts and the market has continued to be driven by headline and macroeconomic news as opposed to underlying fundamentals of individual companies. The early portion of the year was characterized by the relative strength of the U.S. Dollar (and its subsequent consequences for companies in the U.S. with different levels of exposure to the strength of the Dollar) as global investors found the reserve status of the Dollar particularly comforting in the wake of a weakening Euro amid the concern of potential default risk for several sovereign nations in continental Europe. The second quarter of 2010 was marked by renewed fears of financial contagion and slowing economic growth. The third quarter of 2010 was a perfect microcosm of the skittishness of the market and investors over the course of the past year. In July, solid earnings from a number of bell weather companies led to strong market results. August featured a renewed round of lukewarm economic data that led to a market pullback and increased risk aversion amongst investors. September and October, on the other hand, saw a sharp market bounce back and increased risk taking among investors who still have considerable cash waiting to be invested but are still hesitant among reentering equity markets.

The Fund delivered solid positive absolute and relative returns for the fiscal year. Relative to the benchmark, the Fund experienced solid stock selection across a number of sectors including the consumer discretionary, financials, health care, and materials sectors. In addition, relative sector positioning added value despite maintaining a near neutral weighting versus the benchmark across a majority of sectors throughout the course of the past year. In particular, the Fund added value via its overweight to the recovering consumer discretionary sector, which boasted the strongest sector returns during this period. In addition, the Fund was a beneficiary of its modest underweight to the energy sector which, despite having positive returns, was the worst performing sector during the past fiscal year.

The Fund’s subadvisor, First Quadrant L.P. (“First Quadrant”), has become somewhat more optimistic about the global economy in recent months as economic data has not been as gloomy as feared, the Federal Reserve has initiated a second round of quantitative easing, and earnings have pleasantly surprised. However, some of this has already been reflected in the market. From a sector standpoint, the Fund remains fairly neutral to the benchmark although the portfolio has begun to take more active positions from a risk factor standpoint. For example, the Fund has increasingly favored more volatile stocks and that was beneficial towards the latter portion of the fiscal year when the U.S. equity market rallied. In addition, the Fund has increased its preference for equities with good valuations, especially with respect to earnings. That said, some of these top-down factor tilts have been reined in recently including the Fund’s tilt towards small-cap equities, which look much more fairly valued versus their larger-capitalization counterparts after an extended period of outperformance.

Cumulative Total Return Performance

Managers AMG FQ Tax-Managed U.S. Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 3000® Index is composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment, and does not incur expenses. The chart on page 6 illustrates the performance of a hypothetical $10,000 investment made in the Institutional Class Shares of the Fund on December 18, 2000 (commencement of operations) to a $10,000 investment made in the Russell 3000® Index for the same time periods. Performance for periods longer than one year is annualized. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

5

Managers AMG FQ Tax-Managed U.S. Equity Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The table below shows the average annual total returns for the Managers AMG FQ Tax-Managed U.S. Equity Fund since inception and the Russell 3000® Index from December 18, 2000 to October 31, 2010.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
Managers AMG FQ Tax- Managed U.S. Equity Fund[2,5,6]
No Load Before Tax:
Institutional Class	24.92%	1.45%	2.75%	12/18/00
Class A*	24.58%	—	(0.57)%	03/01/06
Class C*	23.71%	—	(1.32)%	03/01/06
Russell 3000® Index[4]	18.34%	2.08%	1.45%	12/18/00
No Load After Tax on Distributions[3]
Institutional Class	24.87%	1.36%	2.65%	12/18/00
Class A*	24.58%	—	(0.63)%	03/01/06
Class C*	23.71%	—	(1.32)%	03/01/06
No Load After Tax on Distributions & sale of shares[3]
Institutional Class	16.26%	1.22%	2.34%	12/18/00
Class A*	15.97%	—	(0.50)%	03/01/06
Class C*	15.41%	—	(1.12)%	03/01/06
With Load Before Tax:
Class A*	17.42%	—	(1.82)%	03/01/06
Class C*	22.71%	—	(1.32)%	03/01/06
With Load After Tax on Distributions[3]
Class A*	17.42%	—	(1.87)%	03/01/06
Class C*	22.71%	—	(1.32)%	03/01/06
With Load After Tax on Distributions & sale of shares[3]
Class A*	11.32%	—	(1.55)%	03/01/06
Class C*	14.76%	—	(1.12)%	03/01/06

*	Class A and Class C shares commenced operations on March 1, 2006.

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2010. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(K) plans or individual retirement accounts.

[4]

The Russell 3000® Index is a market-capitalization weighted index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The returns shown for the Index reflect no deduction for fees, expenses, or taxes. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment, and does not incur expenses.

[5]

The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small and medium capitalization companies) when stocks of large-capitalization companies are out of favor. Although the Fund is managed to minimize taxable distributions, it may not be able to avoid taxable distributions.

[6]	Class C shares convert to an equal dollar value of Class A shares at the end of the tenth year after purchase.

The Russell 3000® Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

6

Managers AMG FQ Tax-Managed U.S. Equity Fund

Fund Snapshots

October 31, 2010

Portfolio Breakdown

Industry	FQ Tax-Managed U.S. Equity Fund**	Russell 3000® Index
Information Technology	21.8%	18.9%
Financials	16.4%	16.0%
Consumer Discretionary	13.7%	11.5%
Health Care	12.3%	11.6%
Industrials	8.6%	11.4%
Energy	8.6%	10.4%
Consumer Staples	7.6%	9.5%
Materials	6.4%	4.2%
Utilities	2.9%	3.6%
Telecommunication Services	1.7%	2.9%
Other Assets and Liabilities	0.0%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
International Business Machines Corp.*	3.3%
Chevron Corp.*	2.7
Apple, Inc.*	2.5
JPMorgan Chase & Co.*	2.2
DIRECTV, Class A*	1.9
Hewlett-Packard Co.*	1.8
Dillard’s, Inc., Class A*	1.8
Berkshire Hathaway, Inc., Class B	1.8
Google, Inc.	1.7
Micron Technology, Inc.	1.7

Top Ten as a Group	21.4%

*	Top Ten Holding at April 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

Managers AMG FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments

October 31, 2010

	Shares		Value
Common Stocks - 100.0%
Consumer Discretionary - 13.7%
Destination Maternity Corp.*	8,600		$314,158
Dillard’s, Inc., Class A	32,700	[2]	834,177
DIRECTV, Class A*	20,700		899,622
Discovery Communications, Inc., Class C*	4,800		186,528
Domino’s Pizza, Inc.*	41,000		608,440
Ford Motor Co.*	35,400		500,202
Knology, Inc.*	40,000		582,000
Lear Corp.*	4,200		371,280
Liberty Global, Inc., Class A*	18,400	[2]	695,336
Mediacom Communications Corp.*	24,400		168,360
Rent-A-Center, Inc.	13,600		341,904
Target Corp.	2,000		103,880
TRW Automotive Holdings Corp.*	9,800		447,762
Yum! Brands, Inc.	7,000		346,920
Total Consumer Discretionary			6,400,569
Consumer Staples - 7.6%
Alliance One International, Inc.*	15,800		69,836
Andersons, Inc., The	1,000		39,370
Central Garden & Pet Co., Class A*	34,400		359,480
Coca-Cola Co., The	800		49,056
Constellation Brands, Inc., Class A*	18,800	[2]	370,924
CVS Caremark Corp.	4,400		132,528
Del Monte Foods Co.	11,000		157,740
Dr Pepper Snapple Group, Inc.	7,800		285,090
Energizer Holdings, Inc.*	4,800		358,944
John B. Sanfilippo & Son, Inc.*	8,600		115,412
Prestige Brands Holdings, Inc.*	8,000		86,000
Procter & Gamble Co., The	4,800		305,136
Ralcorp Holdings, Inc.*	5,800		359,948
Revlon, Inc., Class A*	9,400		107,348
Tyson Foods, Inc., Class A	25,600	[2]	398,080
Wal-Mart Stores, Inc.	6,000		325,020
Total Consumer Staples			3,519,912
Energy - 8.6%
Apache Corp.	5,000		505,100
Chevron Corp.	15,000		1,239,150
ConocoPhillips Co.	11,000		653,400
Exxon Mobil Corp.	5,600		372,232
Hess Corp.	6,600		415,998
Occidental Petroleum Corp.	3,600		283,068
Oil States International, Inc.*	3,800		194,256
Seacor Holdings, Inc.*	3,800		360,050
Total Energy			4,023,254
Financials - 16.4%
American Financial Group, Inc.	6,400		195,712
American Safety Insurance Holdings, Ltd.*	8,000		148,560
Aon Corp.	3,600		143,100
Arch Capital Group, Ltd.*	4,400		380,116
Bank of New York Mellon Corp.	6,700	[2]	167,902
Bank of the Ozarks, Inc.	11,000		418,110
Berkshire Hathaway, Inc.*	1		119,300
Berkshire Hathaway, Inc., Class B*	10,287		818,434
Cardtronics, Inc.*	2,800		47,460
Chubb Corp., The	1,600	[2]	92,832
Everest Re Group, Ltd.	5,100		429,828
FBL Financial Group, Inc., Class A	6,800		177,888
Financial Institutions, Inc.	1,600		28,880
First Cash Financial Services, Inc.*	5,200		151,164
First Citizens BancShares, Inc., Class A	1,800		336,204
Goldman Sachs Group, Inc.	2,000		321,900
JPMorgan Chase & Co.	27,500		1,034,825
KeyCorp	25,800		211,302
Loews Corp.	4,000		157,920
Morgan Stanley Co.	4,800		119,376
National Bankshares, Inc.	1,000		26,150
Nelnet, Inc.	9,200		206,724
Platinum Underwriter Holdings, Ltd.	3,600		154,980
PNC Financial Services Group, Inc., The	8,400		452,760
Prudential Financial, Inc.	2,800		147,224
Resource Capital Corp.	29,400		186,102
SunTrust Banks, Inc.	15,600		390,312
Travelers Companies, Inc., The	5,600		309,120
World Acceptance Corp.*	6,800		293,420
Total Financials			7,667,605
Health Care - 12.3%
Allergan, Inc.	1,000		72,410
Amgen, Inc.*	2,000		114,380
Atrion Corp.	400		65,152
Biogen Idec, Inc.*	6,800	[2]	426,428
Celgene Corp.*	5,800		360,006

The accompanying notes are an integral part of these financial statements.

8

Managers AMG FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Health Care - 12.3% (continued)
DaVita, Inc.*	3,800		$272,650
Express Scripts, Inc.*	9,000		436,680
Gentiva Health Services, Inc.*	5,200		121,056
HealthSouth Corp.*	7,000		126,630
Humana, Inc.*	7,800		454,662
Invacare Corp.	13,400		361,800
Johnson & Johnson	4,400		280,148
Kensey Nash Corp.*	9,200		248,032
Medicis Pharmaceutical Corp., Class A	6,400		190,400
Orthofix International NV*	3,200		89,632
Par Pharmaceutical Co., Inc.*	11,000		357,610
Pfizer, Inc.	7,200		125,280
Providence Service Corp.*	17,800		292,454
PSS World Medical, Inc.*	12,200		288,286
Sirona Dental Systems, Inc.*	5,200		195,780
Sun Healthcare Group, Inc.*	12,800		121,728
Symmetry Medical, Inc.*	50,000		442,500
UnitedHealth Group, Inc.	8,200		295,610
Total Health Care			5,739,314
Industrials - 8.6%
Alaska Airgroup, Inc.*	6,600		348,480
AMERCO*	4,400		362,208
Blount International, Inc.*	9,800	[2]	147,000
Delta Air Lines, Inc.*	8,800		122,232
Esterline Technologies Corp.*	1,600		96,704
FedEx Corp.	4,700		412,284
Gencorp, Inc.*	24,800		120,776
Hawaiian Holdings, Inc.*	28,800		210,816
Kadant, Inc.*	5,400		106,164
KBR, Inc.	11,800		299,720
M&F Worldwide Corp.*	15,000		403,200
Park-Ohio Holdings Corp.*	16,800		266,952
Sauer-Danfoss, Inc.*	3,000		66,330
Timken Co.	8,600		356,212
TriMas Corp.*	21,800		345,094
United Continental Holdings, Inc.*	4,400		127,776
United Technologies Corp.	3,000		224,310
Total Industrials			4,016,258
Information Technology - 21.8%
Apple, Inc.*	3,900		1,173,393
Cisco Systems, Inc.*	3,500		79,905
Convergys Corp.*	10,400		117,728
CoreLogic, Inc.	15,500		272,335
CPI International, Inc.*	8,200	[2]	115,784
EMC Corp.*	2,800		58,828
Google, Inc.*	1,300		796,887
Harris Corp.	8,200	[2]	370,558
Hewlett-Packard Co.	20,200		849,612
Intel Corp.	29,000		582,030
International Business Machines Corp.	10,600		1,522,160
Lam Research Corp.*	8,400		384,636
Lexmark International, Inc., Class A*	8,400		319,452
Micron Technology, Inc.*	95,200	[2]	787,304
Microsoft Corp.	17,600		468,864
MIPS Technologies, Inc.*	34,400		505,680
NCI, Inc., Class A*	14,000		260,960
Newport Corp.*	7,600		110,428
Texas Instruments, Inc.	21,000	[2]	620,970
TIBCO Software, Inc.*	20,600		395,932
Vishay Intertechnology, Inc.*	34,000		384,200
Total Information Technology			10,177,646
Materials - 6.4%
Crown Holdings, Inc.*	7,000		225,330
Domtar Corp.	5,200		412,672
Freeport-McMoRan Copper & Gold, Inc., Class B	7,600		719,568
Graphic Packaging Holding Co.*	46,700		170,922
KapStone Paper and Packaging Corp.*	12,200		156,160
Newmont Mining, Ltd.	7,600		462,612
Walter Industries, Inc.	2,800	[2]	246,288
W.R. Grace & Co.*	18,200		583,492
Total Materials			2,977,044
Telecommunication Services - 1.7%
American Tower Corp., Class A*	6,200	[2]	319,982
AT&T, Inc.	8,600		245,100
U.S. Cellular Corp.*	4,600		213,716
Total Telecommunication Services			778,798

The accompanying notes are an integral part of these financial statements.

9

Managers AMG FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Utilities - 2.9%
Constellation Energy Group, Inc.	7,800	$235,872
El Paso Electric Co.*	24,200	595,320
Southwest Gas Corp.	15,400	535,304
Total Utilities		1,366,496
Total Common Stocks (cost $38,308,112)		46,666,896
Short-Term Investments - 4.6%[1]
BNY Institutional Cash Reserves Fund, Series B*[3,4]	320,520	254,895
BNY Mellon Overnight Government Fund, 0.21%[3]	1,545,000	1,545,000
Dreyfus Cash Management Fund, Institutional Class Shares, 0.16%	332,066	332,066
Total Short-Term Investments (cost $2,197,586)		2,131,961
Total Investments - 104.6% (cost $40,505,698)		48,798,857
Other Assets, less Liabilities - (4.6)%		(2,167,621)
Net Assets - 100.0%		$46,631,236

Note: Based on the approximate cost of investments of $40,505,698 for Federal income tax purposes at October 31, 2010, the aggregate gross unrealized appreciation and depreciation were $8,730,045 and $436,886, respectively, resulting in net unrealized appreciation of investments of $8,293,159.

*	Non-income-producing securities.
[1]

Yield shown for each investment company below represents the October 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares, amounting to a market value of $1,696,112, or 3.6% of net assets, were out on loan to various brokers.
[3]	Collateral received from brokers for securities lending was invested in these short-term investments.
[4]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being fair valued daily. (See Note 4 in the Notes to Financial Statements.)

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of October 31, 2010:

(See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Tax-Managed
Investments in Securities
Common Stocks†	$46,666,896	—	—	$46,666,896
Short-Term Investments	1,877,066	$254,895	—	2,131,961

Total Investments in Securities	$48,543,962	$254,895	—	$48,798,857

†	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of October 31, 2010, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

10

Managers AMG FQ U.S. Equity Fund

Portfolio Manager’s Comments

For the fiscal year ended October 31, 2010, the Managers AMG FQ U.S. Equity Fund (Institutional Class) returned 16.75% compared to 18.34% for its benchmark, the Russell 3000® Index. Please refer to the table on page 12 for returns for various classes of shares.

The past twelve months saw a continuation of the market rally that began back in March 2009, although certainly with more stops and starts than witnessed at the beginning of the rally. The lower-quality nature of the equity rally leveled off during the fourth quarter of 2010, although high-quality stocks have yet to significantly outpace their lower-quality counterparts and the market has continued to be driven by headline and macroeconomic news as opposed to underlying fundamentals of individual companies. The early portion of the year was characterized by the relative strength of the U.S. Dollar (and its subsequent consequences for companies in the U.S.. with different levels of exposure to the strength of the Dollar) as global investors found the reserve status of the Dollar particularly comforting in the wake of a weakening Euro amid the concern of potential default risk for several sovereign nations in continental Europe. The second quarter of 2010 was marked by renewed fears of financial contagion and slowing economic growth. The third quarter of 2010 was a perfect microcosm of the skittishness of the market and investors over the course of the past year. In July, solid earnings from a number of bell weather companies led to strong market results. August featured a renewed round of lukewarm economic data that led to a market pullback and increased risk aversion amongst investors. September and October, on the other hand, saw a sharp market bounce back and increased risk taking among investors who still have considerable cash waiting to be invested but are still hesitant about reentering equity markets.

The Fund delivered positive absolute returns for the fiscal year but failed to keep pace with its benchmark. Relative to the benchmark, the Fund experienced negative stock selection within several sectors although primarily concentrated within information technology. Relative sector positioning did not add or detract significant value, mainly due to the mostly neutral benchmark sector and style positioning the Fund maintained throughout the year.

The Fund’s subadvisor, First Quadrant L.P. (“First Quadrant”), has become somewhat more optimistic about the global economy in recent months as economic data has not been as gloomy as feared, the Federal Reserve has initiated a second round of quantitative easing, and earnings have pleasantly surprised. However, some of this has already been reflected in the market. From a sector standpoint, the Fund remains fairly neutral to the benchmark, although the portfolio has begun to take more active positions from a risk factor standpoint. For example, the Fund has increasingly favored more volatile stocks, and that was beneficial towards the latter portion of the fiscal year when the U.S. equity market rallied. In addition, the Fund has increased its preference for equities with good valuations, especially with respect to earnings. That said, some of these top-down factor tilts have been reined in recently, including the Fund’s tilt towards small-cap equities which look much more fairly valued versus their larger-capitalization counterparts after an extended period of out performance.

Cumulative Total Return Performance

Managers AMG FQ U.S. Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 3000® Index is composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment, and does not incur expenses. The chart on page 12 illustrates the performance of a hypothetical $10,000 investment made in the Institutional Class Shares of the Fund on October 31, 2000 to a $10,000 investment made in the Russell 3000® Index for the same time periods. Performance for periods longer than one year is annualized. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

11

Managers AMG FQ U.S. Equity Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The table below shows the average annual total returns for the Managers AMG FQ U.S. Equity Fund since inception and the Russell 3000® Index from October 31, 2000 to October 31, 2010.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers AMG FQ U.S. Equity Fund[2,4,5]
No Load:
Institutional Class	16.75%	2.09%	0.07%	6.96%	08/14/92
Class A*	16.57%	—	—	(0.14)%	03/01/06
Class C*	15.75%	—	—	(0.82)%	03/01/06
Russell 3000® Index[3]	18.34%	2.08%	0.62%	8.14%	08/14/92
With Load:
Class A*	9.93%	—	—	(1.40)%	03/01/06
Class C*	14.75%	—	—	(0.82)%	03/01/06

*	Class A and Class C shares commenced operations on March 1, 2006.

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2010. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Russell 3000® Index is a market-capitalization weighted index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The returns shown for the Index reflect no deduction for fees, expenses, or taxes. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment, and does not incur expenses.

[4]

The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small and medium capitalization companies) when stocks of large-capitalization companies are out of favor.

[5]	Class C shares convert to an equal dollar value of Class A shares at the end of the tenth year after purchase.

The Russell 3000® Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

12

Managers AMG FQ U.S. Equity Fund

Fund Snapshots

October 31, 2010

Portfolio Breakdown

Industry	FQ U.S. Equity Fund**	Russell 3000® Index
Information Technology	21.6%	18.9%
Financials	16.3%	16.0%
Consumer Discretionary	11.3%	11.5%
Health Care	11.0%	11.6%
Energy	9.6%	10.4%
Consumer Staples	9.2%	9.5%
Industrials	8.6%	11.4%
Materials	5.1%	4.2%
Utilities	3.5%	3.6%
Telecommunication Services	3.4%	2.9%
Other Assets and Liabilities	0.4%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Exxon Mobil Corp.*	2.3%
Chevron Corp.*	1.9
JPMorgan Chase & Co.*	1.8
Microsoft Corp.*	1.5
Intel Corp.*	1.5
Google, Inc.*	1.4
Philip Morris International, Inc.	1.4
Apple, Inc.	1.4
ConocoPhillips Co.*	1.4
AT&T, Inc.	1.4

Top Ten as a Group	16.0%

*	Top Ten Holding at April 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

13

Managers AMG FQ U.S. Equity Fund

Schedule of Portfolio Investments

October 31, 2010

	Shares		Value
Common Stocks - 99.6%
Consumer Discretionary - 11.3%
Advance Auto Parts, Inc.	4,400		$285,912
Autoliv, Inc.	5,400	[2]	385,020
Big 5 Sporting Goods Corp.	4,400	[2]	59,488
Brinker International, Inc.	5,800		107,532
Comcast Corp., Class A	30,200		621,516
Cracker Barrel Old Country Store, Inc.	3,200		172,448
Dillard’s, Inc., Class A	5,800		147,958
DIRECTV, Class A*	12,400		538,904
Dollar Tree, Inc.*	3,200		164,192
DSW, Inc.*	1,200		39,924
H&R Block, Inc.	20,800		245,232
Home Depot, Inc., The	1,600		49,408
Lear Corp.*	3,000		265,200
Libbey, Inc.*	10,400		138,216
Macy’s, Inc.	15,400		364,056
News Corp., Inc., Class A	31,000		448,260
Oxford Industries, Inc.	3,000		69,090
Pre-Paid Legal Services, Inc.*	600		36,108
Ross Stores, Inc.	2,800		165,172
Signet Jewelers, Ltd.*	10,200		358,836
Target Corp.	6,800		353,192
Time Warner Cable, Inc.	2,000		115,740
TRW Automotive Holdings Corp.*	8,400		383,796
Valassis Communications, Inc.*	4,000		132,000
Wyndham Worldwide Corp.	7,600		218,500
Total Consumer Discretionary			5,865,700
Consumer Staples - 9.2%
Andersons, Inc., The	7,600		299,212
Central Garden & Pet Co., Class A*	17,800		186,010
Coca-Cola Co., The	6,800		416,976
Coca-Cola Enterprises, Inc.	7,200		172,872
Dr Pepper Snapple Group, Inc.	10,000		365,500
Energizer Holdings, Inc.*	4,400		329,032
Herbalife, Ltd.	5,200		332,072
Nu Skin Enterprises, Inc., Class A	10,600		324,360
PepsiCo, Inc.	1,000		65,300
Philip Morris International, Inc.	12,400		725,400
Procter & Gamble Co., The	6,400		406,848
Revlon, Inc., Class A*	4,600		52,532
Sanderson Farms, Inc.	2,200		92,356
Tyson Foods, Inc., Class A	21,000		326,550
USANA Health Sciences, Inc.*	2,000		87,840
Wal-Mart Stores, Inc.	10,600		574,202
Total Consumer Staples			4,757,062
Energy - 9.6%
Apache Corp.	1,200		121,224
Chevron Corp.	12,200		1,007,842
Cimarex Energy Co.	3,200		245,600
ConocoPhillips Co.	12,000		712,800
Dresser-Rand Group, Inc.*	5,000	[2]	171,100
Exxon Mobil Corp.	18,200		1,209,754
Hess Corp.	5,200		327,756
Marathon Oil Corp.	9,000		320,130
Occidental Petroleum Corp.	6,800		534,684
Sunoco, Inc.	8,400		314,748
Total Energy			4,965,638
Financials - 16.3%
Advance America, Cash Advance Centers, Inc.	15,600		77,844
Aflac, Inc.	7,800		435,942
American Express Co.	11,800		489,228
American Financial Group, Inc.	11,000		336,380
Arch Capital Group, Ltd.*	600		51,834
Assurant, Inc.	6,800		268,872
Bank of America Corp.	18,800		215,072
Bank of the Ozarks, Inc.	1,200		45,612
Berkshire Hathaway, Inc., Class B*	8,000		636,480
Cardtronics, Inc.*	18,800		318,660
Chubb Corp., The	6,400		371,328
FBL Financial Group, Inc., Class A	1,800		47,088
First Financial Bancorp	3,800		63,992
Franklin Resources, Inc.	1,800		206,460
Getty Realty Corp.	2,800		79,828
JPMorgan Chase & Co.	24,200		910,646
KeyCorp	40,800		334,152
Loews Corp.	9,600		379,008
M&T Bank Corp.	3,400		254,150
Metlife, Inc.	8,800		354,904
Morgan Stanley Co.	17,200		427,764
NASDAQ OMX Group, Inc., The*	7,400		155,548
PNC Financial Services Group, Inc., The	7,600		409,640
Rayonier, Inc.	5,600		292,320
Reinsurance Group of America, Inc.	1,800		90,126
Republic Bancorp, Inc., Class A	2,400		49,056
Travelers Companies, Inc., The	5,800		320,160

The accompanying notes are an integral part of these financial statements.

14

Managers AMG FQ U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Financials - 16.3% (continued)
U.S. Bancorp	6,400		$154,752
Vornado Realty Trust	4,400		384,516
Wells Fargo & Co.	8,000		208,640
World Acceptance Corp.*	1,800		77,670
Total Financials			8,447,672
Health Care - 11.0%
AMERIGROUP Corp.*	2,600		108,498
Biogen Idec, Inc.*	6,000		376,260
Bristol-Myers Squibb Co.	19,600		527,240
Bruker Corp.*	10,200		152,898
Cantel Medical Corp.	3,600		66,672
Cardinal Health, Inc.	10,400		360,776
Celgene Corp.*	4,800		297,936
Cyberonics, Inc.*	10,000		275,100
Eli Lilly and Co.	12,000		422,400
Express Scripts, Inc.,*	8,000		388,160
Hi-Tech Pharmacal Co., Inc.*	1,800	[2]	38,934
Humana, Inc.*	6,200		361,398
Impax Laboratories, Inc.*	17,600		331,584
Johnson & Johnson	6,600		420,222
Kensey Nash Corp.*	1,400		37,744
Merck & Co., Inc.	4,000		145,120
Orthofix International NV*	3,200		89,632
Pfizer, Inc.	12,800		222,720
Providence Service Corp.*	4,600		75,578
Sirona Dental Systems, Inc.*	9,400		353,910
Symmetry Medical, Inc.*	14,400		127,440
UnitedHealth Group, Inc.	14,800		533,540
Total Health Care			5,713,762
Industrials - 8.6%
A.O. Smith Corp.	4,400		246,532
Alaska Airgroup, Inc.*	6,400		337,920
Applied Industrial Technologies, Inc.	10,600		322,346
Atlas Air Worldwide Holdings, Inc.*	4,400	[2]	229,944
Blount International, Inc.*	5,200		78,000
CBIZ, Inc.*	8,800		52,096
Ceradyne, Inc.*	2,600		61,906
Crane Co.	8,200		313,732
CSX Corp.	3,400	[2]	208,930
FedEx Corp.	400		35,088
Gencorp, Inc.*	27,800		135,386
General Electric Co.	22,600		362,052
Graham Corp.	2,400	[2]	40,728
HEICO Corp.	3,400		169,252
Joy Global, Inc.	2,200		156,090
M&F Worldwide Corp.*	8,400		225,792
NACCO Industries, Inc., Class A	1,400		138,964
Northrop Grumman Corp.	2,000		126,420
Powell Industries, Inc.*	2,600		80,236
Sauer-Danfoss, Inc.*	2,600		57,486
Thomas & Betts Corp.*	600		26,130
Timken Co.	7,800		323,076
TriMas Corp.*	8,200		129,806
Union Pacific Corp.	2,000	[2]	175,360
US Airways Group, Inc.*	33,400		393,786
Total Industrials			4,427,058
Information Technology - 21.6%
Acxiom Corp.*	7,000		122,850
Amdocs, Ltd.*	11,600		355,888
Analog Devices, Inc.	2,400		80,808
Apple, Inc.*	2,400		722,088
Broadridge Financial Solutions, Inc.	15,200		334,400
Cisco Systems, Inc.*	10,200		232,866
Corning, Inc.	23,000		420,440
CSG Systems International, Inc.*	8,400		163,296
Dolby Laboratories, Inc., Class A*	2,000		123,360
DST Systems, Inc.	4,600		199,042
Google, Inc.*	1,200		735,588
Harris Corp.	7,000		316,330
Hewlett-Packard Co.	13,800		580,428
Intel Corp.	38,400		770,688
InterDigital, Inc.*	9,000		302,130
International Business Machines Corp.	3,000		430,800
Intuit, Inc.*	4,800		230,400
Lam Research Corp.*	7,600		348,004
Lexmark International, Inc., Class A*	8,400		319,452
Littelfuse, Inc.*	2,400		101,832
Marvell Technology Group, Ltd.*	20,600		397,786
Micrel, Inc.	9,200		109,572
Microsoft Corp.	29,800		793,872
MIPS Technologies, Inc.*	35,000		514,500
Netscout Systems, Inc.*	4,000		93,880
Oracle Corp.	2,600		76,440
OSI Systems, Inc.*	2,600		93,600
Plantronics, Inc.	5,000		179,400
Power-One, Inc.*	29,800	[2]	310,218
SanDisk Corp.*	6,400	[2]	240,512

The accompanying notes are an integral part of these financial statements.

15

Managers AMG FQ U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology - 21.6% (continued)
Seagate Technology*	14,400		$210,960
Texas Instruments, Inc.	2,600		76,882
VeriFone Holdings, Inc.*	10,200		345,066
Visa, Inc., Class A	6,000		469,020
Vishay Intertechnology, Inc.*	35,400		400,020
Total Information Technology			11,202,418
Materials - 5.1%
Celanese Corp., Class A	9,400		335,110
Domtar Corp.	4,800		380,928
Freeport McMoRan Copper & Gold, Inc., Class B	5,800		549,144
KapStone Paper and Packaging Corp.*	7,600		97,280
Lubrizol Corp.	3,600	[2]	368,964
Neenah Paper, Inc.	1,600		24,560
Newmont Mining, Ltd.	4,400		267,828
Omnova Solutions, Inc.*	11,600		92,568
PolyOne Corp.*	10,000		129,200
Stepan Co.	2,600		175,344
Walter Industries, Inc.	2,600		228,696
Total Materials			2,649,622
Telecommunication Services - 3.4%
AT&T, Inc.	25,000		712,500
IDT Corp., Class B*	2,800		41,104
Telephone & Data Systems, Inc.	10,200		355,266
Verizon Communications, Inc.	20,200		655,894
Total Telecommunication Services			1,764,764
Utilities - 3.5%
Cleco Corp.	1,600	[2]	50,032
CMS Energy Corp.	8,200		150,716
Constellation Energy Group, Inc.	9,400		284,256
DTE Energy Co.	3,200		149,632
Energen Corp.	7,400		330,336
Entergy Corp.	2,200	[2]	163,966
Pepco Holdings, Inc.	9,200	[2]	177,192
Southwest Gas Corp.	8,400		291,984
UGI Corp.	3,600	[2]	108,324
UniSource Energy Corp.	2,400		84,168
Total Utilities			1,790,606
Total Common Stocks (cost $47,378,291)			51,584,302
Short-Term Investments - 2.3%[1]
BNY Institutional Cash Reserves Fund, Series B*[3,4]	201,100		159,926
BNY Mellon Overnight Government Fund, 0.21%[3]	810,000		810,000
Dreyfus Cash Management Fund, Institutional Class Shares, 0.16%	234,283		234,283
Total Short-Term Investments (cost $1,245,383)			1,204,209
Total Investments - 101.9% (cost $48,623,674)			52,788,511
Other Assets, less Liabilities - (1.9)%			(982,075)
Net Assets - 100.0%			$51,806,436

Note: Based on the approximate cost of investments of $49,327,394 for Federal income tax purposes at October 31, 2010, the aggregate gross unrealized appreciation and depreciation were $5,780,437 and $2,319,320, respectively, resulting in net unrealized appreciation of investments of $3,461,117.

*	Non-income-producing securities.
[1]

Yield shown for each investment company below represents the October 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares, amounting to a market value of $958,234, or 1.8% of net assets, were out on loan to various brokers.
[3]	Collateral received from brokers for securities lending was invested in these short-term investments.
[4]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being fair valued daily. (See Note 4 in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

16

Managers AMG FQ U.S. Equity Fund

Notes to Schedules of Portfolio Investments

The Fund had the following open futures contracts as of October 31, 2010:

(See Note 9 in the Notes to Financial Statements.)

U.S. Equity

Type	Number of Contracts	Position	Expiration Date	Unrealized Gain
S&P 500 E-Mini Index	5	Long	12/17/2010	$19,722

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of October 31, 2010: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
U.S. Equity
Investments in Securities
Common Stocks†	$51,584,302	—	—	$51,584,302
Short-Term Investments	1,044,283	$159,926	—	1,204,209

Total Investments in Securities	$52,628,585	$159,926	—	$52,788,511

Derivatives††
Equity Contracts	$19,722	—	—	$19,722

†	All common stocks held in the Funds are Level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.
††	Derivative instruments, such as futures, forwards and swap contracts, are not reflected in the Schedule of Portfolio Investments, and are valued at the unrealized appreciation/depreciation of the instrument.

As of October 31, 2010, the Funds had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

The following schedule shows the fair value of derivative instruments at October 31, 2010:

(See Note 9 in the Notes to Financial Statements.)

		Asset Derivatives		Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
U.S. Equity	Equity contracts	Receivable for variation margin on futures	$100	Payable for variation margin on futures	—

For the fiscal year ended October 31, 2010, the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain/(loss) on derivatives recognized in income was as follows:

Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Total
U.S. Equity	Equity contracts	$18,308	—	$18,308

The change in unrealized gain/(loss) on derivatives recognized in income was as follows:

Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Total
U.S. Equity	Equity contracts	$22,938	—	$22,938

The accompanying notes are an integral part of these financial statements.

17

Managers AMG FQ Global Alternatives Fund

Portfolio Manager’s Comments

The Managers AMG FQ Global Alternatives Fund delivered modestly positive returns for the past fiscal year ended October 31, 2010. The Fund (Class A Shares at NAV) returned 2.71% while the benchmark, the Citigroup 1-Month U.S. Treasury Bill Index, returned 0.11% during this time. Please refer to the table on page 19 for returns of various share classes.

Global capital markets continued to rally over the prior fiscal year as the economic recovery from the credit crisis gained steam despite a host of macroeconomic concerns that raised issues about the sustainability of such a recovery. For the entire one-year period, U.S. large-cap stocks underperformed their smaller-cap brethren with the Russell 1000® (large cap), Russell 2000® (small cap), Russell 3000® (all cap), and the Russell Microcap® Indexes returning 17.7%, 26.6%, 18.3%, and 25.1%, respectively. International developed-market stocks underperformed their domestic counterparts by a wide margin due to ongoing concerns about the sovereign debt market in continental Europe and generally muted secular growth expectations for Pan Europe. The MSCI EAFE Index returned 8.4% during this period. Meanwhile, REITs outperformed domestic U.S. equities by a substantial margin returning 42.6%. Fixed-income securities also enjoyed solid returns for the prior fiscal year as the Barclays Capital U.S. Aggregate and the Barclays Capital Global Aggregate ex-U.S. Indexes returned 8.0% and 6.9%, respectively. Similar to the prior fiscal year, lower-quality securities posted particularly strong results, returning 19.4% as measured by the Barclays Capital U.S. Corporate High Yield Index.

During this period, the Fund delivered positive performance while continuing to perform in a low-correlation manner relative to broader markets. Within the Fund, solid performance was primarily driven by success within the bond country selection and currency selection strategies. The asset class selection strategy, along with the stock country selection strategy, offered mixed results throughout the last fiscal year. In the bond country selection strategy, the outperformance was generated in the first half of the fiscal year and was driven by a majority of the positions within this strategy. Within the currency strategy, most of the value-added was concentrated in the first quarter of 2010, with successful positions including a long to the U.S. Dollar and a short to the Euro during a period when global risk aversion increased amid the sovereign debt crisis in Europe, which led to a sharp dollar rally. The asset class selection strategy delivered mostly neutral to negative results until the last two months of the fiscal year, when a long to global equities (and short to global fixed income) yielded solid positive returns as equity markets rallied sharply from a late summer swoon. The stock country selection strategy delivered mostly neutral results throughout the course of the year and generally had the smallest risk budget of the four strategies as developed equity markets on a cross-country basis were reasonably fairly valued throughout the course of the past year resulting in little significant opportunity to add value in this particular strategy.

The tactical risk allocation in the Fund currently finds the most compelling opportunity within the asset class selection strategy where it maintains a long to global equities and a corresponding short position to global fixed income. This is driven by several factors within this particular strategy, including the more benign risk environment we recently entered into which should be more conducive to solid performance from equities. The currency selection strategy continues to have a significant weight within the Fund with its largest long positions to the U.K. Pound and U.S. Dollar and short positions to the Australian and Canadian Dollars. In the bond country selection strategy, the largest positions currently are a long to the U.S. bond market and shorts to the Australian and Canadian bond markets. Finally, the stock country selection strategy has the smallest risk allocation currently of the four strategies with its current largest active positions both on the short side (shorts to the Australian and Canadian equity markets). A large majority of the positions within the Fund are established via highly liquid derivative contracts. The equity and bond country selection strategy utilize exchange traded futures contracts while the Fund’s currency strategy uses OTC forward contracts.

Cumulative Total Return Performance

Managers AMG FQ Global Alternatives Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Citigroup 1-Month U.S. Treasury Bill Index (“1-Month Treasury Index”) measures returns of 1-month treasury bills. Unlike the Fund, the 1-Month Treasury Index is unmanaged, is not available for investment, and does not incur expenses. The chart on page 19 illustrates the performance of a hypothetical $10,000 investment made in the Class A shares (with load) of the Fund on March 30, 2006 (commencement of operations), to a $10,000 investment made in the 1-Month Treasury Index for the same time period. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns for the Fund would have been lower had certain expenses not been reduced.

18

Managers AMG FQ Global Alternatives Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The table below shows the average annualized total returns for the Managers AMG FQ Global Alternatives Fund and the Citigroup 1-Month U.S. Treasury Bill Index since inception through October 31, 2010.

Average Total Returns[1]	One Year	Since Inception	Inception Date
Managers AMG FQ Global Alternatives Fund*[3,4,5,6,7]
No Load:
Class A	2.71%	2.67%	3/30/06
Class C	2.15%	1.94%	3/30/06
Service Class	—	3.01%	1/01/10
Institutional Class	—	3.01%	1/01/10
Citigroup 1-Month U.S. Treasury Bill Index[2]	0.11%	2.12%	3/31/06
With Load:
Class A	(3.22)%	1.35%	3/30/06
Class C	1.15%	1.94%	3/30/06

*	Commencement of operations was March 30, 2006.

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2010. All returns are in U.S. dollars($).

[2]

Performance for the Citigroup 1-Month U.S. Treasury Bill Index reflects an inception date of March 31, 2006. The Citigroup 1-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Unlike the Fund, the Citigroup 1-Month T-Bill Index is unmanaged, is not available for investment, and does not incur expenses.

[3]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[4]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.
[5]

The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, and the risk that a fund could not close out a position when it would be most advantageous to do so. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S Dollar security when converted back to U.S Dollars. Changing interest rates may adversely affect the value of an investment.

[6]

Investments in foreign securities and currency instruments are subject to additional risks such as erratic market conditions, economic and political instability, and currency exchange rate fluctuations.

[7]	Class C Shares convert to an equal dollar value of Class A Shares at the end of the tenth year after purchase.

Not FDIC insured, nor bank guaranteed. May lose value.

19

Managers AMG FQ Global Essentials Fund

Portfolio Manager’s Comments

The Managers AMG FQ Global Essentials Fund delivered strong positive absolute and relative returns for the fiscal year ended October 31, 2010. The Fund (Institutional Class) returned 15.50% while its benchmark, which consists of 60% of the return of MSCI World (hedged) Index and 40% of the return of the Citigroup World Government Bond (hedged) Index, returned 8.25% during this time.

Global capital markets continued to rally over the prior fiscal year as the economic recovery from the credit crisis gained steam despite a host of macroeconomic concerns that raised issues about the sustainability of such a recovery. For the entire one-year period, U.S. large-cap stocks underperformed their smaller-cap brethren with the Russell 1000® (large cap), Russell 2000® (small cap), Russell 3000® (all cap), and the Russell Microcap® Indexes returning 17.7%, 26.6%, 18.3%, and 25.1%, respectively. International developed market stocks underperformed their domestic counterparts by a wide margin due to ongoing concerns about the sovereign debt market in continental Europe and generally muted secular growth expectations for Pan Europe. The MSCI EAFE Index returned 8.4% during this period. Meanwhile, REITs outperformed domestic US equities by a substantial margin returning 42.6%. Fixed income securities also enjoyed solid returns for the prior fiscal year as the Barclays Capital US Aggregate Bond and the Bar-clays Capital Global Aggregate ex-US Indexes returned 8.0% and 6.9%, respectively. Similar to the prior fiscal year, lower-quality securities posted particularly strong results returning 19.4% as measured by the Barclays Capital US Corporate High Yield Index.

Strong absolute performance by the Fund over the past year was driven by investments within all three major asset classes in the portfolio which include equities, fixed income, and hard assets (commodities and TIPS). The Fund also outperformed a 60\40 balanced benchmark significantly over the last year. This was primarily driven by strong performance within the equity and commodity portion of the Fund as well as by the risk balanced nature of investments within the portfolio as opposed to using a market capitalization weighting scheme. For example, within equities, the Fund boasted strong performance relative to a 60\40 balanced benchmark because of increased exposure to U.S. small caps and REITs which continued to outperform U.S. large cap securities. The portfolio also marginally benefited from “regime switching” over the last fiscal year which is the tactical reallocation of assets in the Fund based upon the prevailing risk environment that is driven by First Quadrant L.P.’s (“First Quadrant”) proprietary Market Risk Index.

The First Quadrant Market Risk Index is currently measuring a “Median Risk” environment as of the end of the fiscal year as, more recently, the VIX, a popular measure of the implied volatility of the S&P 500 Index, has dropped and credit spreads have also come in below their trigger levels. This has led to a recent increase in exposure to both equities and commodities and a decrease in exposure to the sovereign debt portion of the Fund.

Cumulative Total Return Performance

Managers AMG FQ Global Essentials Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Managers Global Essentials Fund Composite Hedged Index (“Hedged Index”) and the Managers Global Essentials Fund Composite Unhedged Index (“Unhedged Index”) are comprised of 60% MSCI World Index and 40% Citigroup World Government Bond Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI World Index consists of 24 developed country indices. Unlike the Fund, the Composite Index is unmanaged, is not available for investment, and does not incur fees. All MSCI data is provided ‘as is.’ The chart on page 21 illustrates the performance of a hypothetical $10,000 investment made in the Institutional Class shares of the Fund on October 31, 2000, to a $10,000 investment made in the Hedged Index and the Unhedged Index for the same time period. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns for the Fund would have been lower had certain expenses not been reduced.

20

Managers AMG FQ Global Essentials Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The table below shows the average annualized total returns for the Managers AMG FQ Global Essentials Fund and the Managers Global Essentials Fund Composite Hedged Index from October 31, 2000 to October 31, 2010.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers AMG FQ Global Essentials Fund[2,3,4,5]
Investor Class	—	—	—	12.15%	1/01/2010
Service Class	—	—	—	12.41%	1/01/2010
Institutional Class	15.50%	2.42%	1.77%	6.32%	11/18/1988
Managers Global Essentials Fund Composite
Hedged Index[6]	8.25%	2.03%	1.24%	5.53%	11/30/1988
Managers Global Essentials Fund Composite
Unhedged Index[6]	10.53%	5.22%	4.42%	6.85%	11/30/1988

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2010. All returns are in U.S. dollars($).

[2]

Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. The use of leverage in a Fund’s strategy can magnify relatively small market movements into relatively larger losses for the Fund.

[3]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive and environmental conditions.

[4]

Because the Fund invests in exchange-traded funds (ETFs) which incur their own costs, investing in them could result in a higher cost to the investor. Additionally, the Fund will be indirectly exposed to all the risks of securities held by the ETFs.

[5]

Obligations of certain government agencies are not backed by the full faith and credit of the U.S. Government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. Government will provide financial support. Additionally, debt securities of the U.S. Government may be affected by changing interest rates and subject to prepayment risk.

[6]

The Fund’s index is comprised of 60% MSCI World Index and 40% Citigroup World Government Bond Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI World Index consists of 24 developed country indices. The Citigroup World Government Bond Index is a market capitalization weighted index consisting of the government bond markets. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. Unlike the Fund, the Composite Index is unmanaged, is not available for investment, and does not incur fees. All MSCI data is provided ‘as is’. The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

21

Managers AMG FQ Funds

Statements of Assets and Liabilities

October 31, 2010

	FQ Tax-Managed U.S. Equity	FQ U.S. Equity
Assets:
Investments at value (including securities on loan valued at $1,696,112 and $958,234, respectively)*	$48,798,857	$52,788,511
Cash collateral for futures	—	77,000
Receivable for investments sold	3,278,333	—
Receivable for Fund shares sold	942	4,800
Dividends and other receivables	27,942	47,336
Receivable from affiliate	2,324	559
Receivable for variation margin on futures contracts	—	100
Prepaid expenses	3,339	15,925
Total assets	52,111,737	52,934,231
Liabilities:
Payable upon return of securities loaned	1,865,520	1,011,100
Payable for Fund shares repurchased	341,204	26,617
Payable for investments purchased	3,178,812	—
Accrued expenses:
Investment management and advisory fees	33,349	15,207
Administrative fees	—	10,862
Distribution fees Class A	924	3,925
Distribution fees Class C	2,583	620
Professional fees	33,920	36,098
Custodian fees	7,601	6,740
Other	16,588	16,626
Total liabilities	5,480,501	1,127,795
Net Assets	$46,631,236	$51,806,436
Net Assets Represent:
Paid-in capital	$70,749,072	$69,252,953
Undistributed net investment income	169,442	392,829
Accumulated net realized loss from investments and futures contracts	(32,580,437)	(22,023,905)
Net unrealized appreciation of investments and futures contracts	8,293,159	4,184,559
Net Assets	$46,631,236	$51,806,436
Class A Shares - Net Assets	$4,116,495	$18,755,383
Shares outstanding	330,047	1,823,495
Net asset value, offering and redemption price per share	$12.47	$10.29
Offering price per share based on a maximum sales charge of 5.75% (Net asset value per share/(100% - maximum sales charge))	$13.23	$10.91
Class C Shares - Net Assets	$3,095,157	$742,296
Shares outstanding	253,531	72,796
Net asset value, offering and redemption price per share	$12.21	$10.20
Institutional Class Shares - Net Assets	$39,419,584	$32,308,757
Shares outstanding	3,170,785	3,120,282
Net asset value, offering and redemption price per share	$12.43	$10.35
* Investments at cost	$40,505,698	$48,623,674

The accompanying notes are an integral part of these financial statements.

22

Managers AMG FQ Global Alternatives Fund

Statement of Net Assets

October 31, 2010

	Principal Amount	Value
Assets:
Investments in Securities - 96.3%
U.S. Government Obligations - 7.4%[1,2]
U.S. Treasury Bills, 0.089%, 11/15/10	$6,000,000	$5,999,682
U.S. Treasury Bills, 0.090%, 12/16/10	1,000,000	999,831
U.S. Treasury Bills, 0.107%, 11/26/10	11,225,000	11,223,990
U.S. Treasury Bills, 0.112%, 12/09/10	1,000,000	999,873
U.S. Treasury Bills, 0.131%, 12/23/10	2,000,000	1,999,566
U.S. Treasury Bills, 0.133%, 11/04/10	5,400,000	5,399,946
U.S. Treasury Bills, 0.136%, 12/30/10	18,480,000	18,475,768

Total U.S. Government Obligations (cost $45,097,561)		45,098,656

	Shares
Exchange Traded Fund - 18.4%
S&P 500 SPDR Trust Series I (cost $93,930,828)	946,310	112,166,124
Short-Term Investments - 70.5%[3]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.16%[4]	227,998,220	227,998,220
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.14%	200,224,070	200,224,070

Total Short-Term Investments (cost $428,222,290)		428,222,290
Total Investments in Securities (cost $567,250,679)		585,487,070
Receivable for foreign currency contracts		16,379
Unrealized appreciation on forward foreign currency contracts		58,622,850
Receivable for Fund shares sold		37,570,664
Receivable for variation margin on futures contracts		10,792,992
Receivable from affiliate		336,117
Interest and other receivables		50,730
Prepaid expenses		49,373
Total assets		692,926,175
Liabilities:
Payable for Fund shares repurchased		1,249,441
Unrealized depreciation on forward foreign currency contracts		69,743,691
Payable for variation margin on futures contracts		12,882,546
Accrued expenses:
Investment management and advisory fees		803,134
Administrative fees		119,608
Distribution fees Class A		101,160
Distribution fees Class C		38,010
Professional fees		65,274
Transfer agent fees		34,718
Custodian fees		17,453
Other		184,789
Total liabilities		85,239,824
Net Assets		$607,686,351

The accompanying notes are an integral part of these financial statements.

23

Managers AMG FQ Global Alternatives Fund

Statement of Net Assets (continued)

Value
Net Assets Represent:
Paid-in capital	$596,845,625
Undistributed net investment income	11,104,586
Accumulated net realized loss from investments, futures and foreign currency transactions	(11,956,276)
Net unrealized appreciation of investments, futures and foreign currency translations	11,692,416
Net Assets	$607,686,351
Class A Shares - Net Assets	$518,117,989
Shares outstanding	50,600,964
Net asset value and redemption price per share	$10.24
Offering price per share based on a maximum sales charge of 5.75% (Net asset value per share/(100% - maximum sales charge))	$10.86
Class C Shares - Net Assets	$45,663,636
Shares outstanding	4,574,104
Net asset value and redemption price per share	$9.98
Service Shares - Net Assets	$18,048,915
Shares outstanding	1,756,882
Net asset value and redemption price per share	$10.27
Institutional Shares - Net Assets	$25,855,811
Shares outstanding	2,515,892
Net asset value and redemption price per share	$10.28

The accompanying notes are an integral part of these financial statements.

24

Managers AMG FQ Global Alternatives Fund

Notes to Statement of Net Assets

Note: Based on the approximate cost of investments of $567,250,679 for Federal income tax purposes at October 31, 2010, the aggregate gross unrealized appreciation and depreciation were $18,236,391 and $0, respectively, resulting in net unrealized appreciation of investments of $18,236,391.

[1]	Securities held as collateral for futures contracts, amounting to a market value of $45,098,656, or 7.4% of net assets.
[2]	Yield shown represents yield to maturity at October 31, 2010.
[3]

Yield shown for each investment company listed below represents October 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[4]	A portion of this investment is held in a segregated account as collateral for forward currency contracts, amounting to a market value of $22,000,000, or 3.6% of net assets.

The open forward foreign currency exchange contracts (in U.S. Dollars) at October 31, 2010, were as follows:

(See Note 8 in the Notes to Financial Statements.)

Global Alternatives - Foreign Currency

Type	Position	Settlement Date	Counterparty	Receivable Amount	Payable Amount	Unrealized Gain/(Loss)
Australian Dollar	Short	12/15/2010	GS	$200,849,471	$211,120,263	($10,270,792)
Australian Dollar	Short	12/15/2010	MS	201,157,585	211,120,263	(9,962,678)
Canadian Dollar	Short	12/15/2010	GS	167,387,291	170,790,545	(3,403,254)
Canadian Dollar	Short	12/15/2010	MS	167,741,844	170,790,545	(3,048,701)
Euro	Short	12/15/2010	GS	128,165,712	134,919,655	(6,753,943)
Euro	Short	12/15/2010	MS	128,261,898	134,919,655	(6,657,757)
Japanese Yen	Short	12/15/2010	GS	167,169,498	172,232,919	(5,063,421)
Japanese Yen	Short	12/15/2010	MS	167,217,932	172,232,919	(5,014,987)
New Zealand Dollar	Short	12/15/2010	GS	97,417,238	101,404,663	(3,987,425)
New Zealand Dollar	Short	12/15/2010	MS	97,404,799	101,404,663	(3,999,864)
Pound Sterling	Short	12/15/2010	GS	53,787,649	54,952,516	(1,164,867)
Pound Sterling	Short	12/15/2010	MS	53,789,119	54,952,516	(1,163,397)
Swedish Krona	Short	12/15/2010	GS	52,663,320	53,978,374	(1,315,054)
Swedish Krona	Short	12/15/2010	MS	52,681,327	53,978,374	(1,297,047)
Swiss Franc	Short	12/15/2010	GS	127,100,952	128,095,287	(994,335)
Swiss Franc	Short	12/15/2010	MS	126,854,256	128,095,287	(1,241,031)
Australian Dollar	Long	12/15/2010	GS	102,169,632	98,989,638	3,179,994
Australian Dollar	Long	12/15/2010	MS	102,169,632	99,018,483	3,151,149
Canadian Dollar	Long	12/15/2010	GS	57,198,538	57,096,244	102,294
Canadian Dollar	Long	12/15/2010	MS	57,198,537	57,100,114	98,423
Euro	Long	12/15/2010	GS	149,937,185	144,676,169	5,261,016
Euro	Long	12/15/2010	MS	149,937,185	144,600,082	5,337,103
Japanese Yen	Long	12/15/2010	GS	90,180,104	86,466,741	3,713,363
Japanese Yen	Long	12/15/2010	MS	90,180,104	86,028,138	4,151,966
New Zealand Dollar	Long	12/15/2010	GS	59,416,840	57,718,178	1,698,662
New Zealand Dollar	Long	12/15/2010	MS	59,416,840	57,686,185	1,730,655
Pound Sterling	Long	12/15/2010	GS	187,133,901	180,955,773	6,178,128
Pound Sterling	Long	12/15/2010	MS	187,133,901	180,894,696	6,239,205
Swedish Krona	Long	12/15/2010	GS	150,251,155	144,792,141	5,459,014
Swedish Krona	Long	12/15/2010	MS	150,251,155	144,735,934	5,515,221
Swiss Franc	Long	12/15/2010	GS	93,355,659	91,970,796	1,384,863
Swiss Franc	Long	12/15/2010	MS	105,543,056	104,526,400	1,016,656

Totals				$3,781,123,315	$3,792,244,156	($11,120,841)

The accompanying notes are an integral part of these financial statements.

25

Managers AMG FQ Global Alternatives Fund

Notes to Statement of Net Assets (continued)

All futures contracts are exchange traded unless otherwise noted. The counterparty for all OTC contracts is Morgan Stanley. (See Note 9 in the Notes to Financial Statements.) The Fund had the following open futures contracts as of October 31, 2010:

Global Alternatives - Futures

Type	Currency	Number of Contracts	Position	Type	Expiration Date	Unrealized Gain/(Loss)
Australian 10-Year Bond	AUD	3,928	Short	Exchange	12/15/2010	$1,727,755
Australian SPI 200	AUD	97	Short	Exchange	12/16/2010	26,079
Canadian 10-Year Bond	CAD	4,127	Short	OTC	12/20/2010	(2,683,452)
S&P/TSE 60 Index	CAD	40	Short	Exchange	12/16/2010	(176,354)
Amsterdam Index	EUR	195	Long	Exchange	11/19/2010	(89,435)
CAC40 10 Index	EUR	517	Long	Exchange	11/19/2010	130,859
DAX Index	EUR	103	Long	Exchange	12/17/2010	1,296,289
Euro-Bund 10-Year	EUR	2,021	Long	OTC	12/8/2010	(1,624,099)
FTSE/MIB Index	EUR	226	Long	Exchange	12/17/2010	1,050,246
IBEX 35 Index	EUR	265	Long	Exchange	11/19/2010	722,414
FTSE 100 Index	GBP	360	Long	Exchange	12/17/2010	569,723
U.K. 10-Year Gilt	GBP	1,216	Short	Exchange	12/29/2010	1,604,365
U.K. 10-Year Gilt	GBP	1,374	Short	OTC	12/29/2010	3,477,135
Hang Seng Index	HKD	112	Short	Exchange	11/29/2010	247,674
Japanese 10-Year Bond	JPY	2,014	Long	Exchange	12/8/2010	3,888,365
TOPIX Index	JPY	237	Long	Exchange	12/9/2010	(507,804)
S&P 500 Index	USD	1,382	Short	Exchange	12/17/2010	(5,723,382)
U.S. Treasury 10-Year Note	USD	4,056	Long	OTC	12/21/2010	581,828

Total						$4,518,206

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of October 31, 2010:

(See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Global Alternatives
Investments in Securities
US Government Obligations	—	$45,098,656	—	$45,098,656
Exchange Traded Funds	$112,166,124	—	—	112,166,124
Short-Term Investments	428,222,290	—	—	428,222,290

Total Investments in Securities	$540,388,414	$45,098,656	—	$585,487,070

Derivatives††
Foreign Exchange Contracts	—	($11,120,841)	—	($11,120,841)
Equity Contracts	($2,453,692)	—	—	(2,453,692)
Interest Rate Contracts	7,220,485	(248,587)	—	6,971,898

Total Derivatives	$4,766,793	($11,369,428)	—	($6,602,635)

††	Derivative instruments, such as futures, forwards and swap contracts, are valued at the unrealized appreciation/depreciation of the instrument. All OTC futures are valued as Level 2 securities.

As of October 31, 2010, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

26

Managers AMG FQ Global Alternatives Fund

Notes to Statement of Net Assets (continued)

The following schedule shows the fair value of derivative instruments at October 31, 2010:

(See Note 8 and 9 in the Notes to Financial Statements.)

		Asset Derivatives		Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Global Alternatives	Equity contracts	Receivable for variation margin on futures*	$464,638	Payable for variation margin on futures*	$544,786
	Interest rate contracts	Receivable for variation margin on futures*	10,328,354	Payable for variation margin on futures*	12,337,760
	Foreign exchange contracts	Unrealized appreciation of foreign currency contracts	58,622,850	Unrealized depreciation of foreign currency contracts	69,743,691

		Totals	$69,415,842		$82,626,237

*	Includes only the current day’s variation margin for fixed futures. For non-fixed futures, the variation margin includes the unrealized appreciation/depreciation of the future. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

For the fiscal year ended October 31, 2010, the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain/ (loss) on derivatives recognized in income was as follows:

Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Total
Global Alternatives	Equity contracts	($9,327,019)	—	($9,327,019)
	Interest rate contracts	(4,646,323)	—	(4,646,323)
	Foreign exchange contracts	—	$16,260,526	16,260,526

	Totals	($13,973,342)	$16,260,526	$2,287,184

The change in unrealized gain/(loss) on derivatives recognized in income was as follows:

Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Total
Global Alternatives	Equity contracts	($3,449,752)	—	($3,449,752)
	Interest rate contracts	4,924,590	—	4,924,590
	Foreign exchange contracts	—	($12,751,938)	(12,751,938)

	Totals	$1,474,838	($12,751,938)	($11,277,100)

Currency and Counterparty Abbreviations:

MS:	Morgan Stanley
AUD:	Australian Dollar
CAD:	Canadian Dollar
EUR:	Euro
GBP:	British Pound
HKD:	Hong Kong Dollar
JPY:	Japanese Yen
USD:	U.S. Dollar
OTC:	Over-the-counter
GS:	Goldman Sachs Group, Inc.

The accompanying notes are an integral part of these financial statements.

27

Managers AMG FQ Global Essentials Fund

Statement of Net Assets

October 31, 2010

	Principal Amount	Value
Assets:
Investments in Securities - 100.7%
U.S. Government Obligations - 9.0%
U.S. Treasury Bills, 0.136%, 11/04/10[1,2] (cost $8,999,902)	$9,000,000	$8,999,919

	Shares
Exchange Traded Funds - 38.9%
iShares Barclays TIPS Bond	172,871	19,295,861
Jefferies TR/J CRB Global Commodity Equity Index[3]	81,602	3,712,075
Market Vectors, Gold Miners	68,332	3,912,007
Market Vectors, Hard Assets Producers	103,011	3,703,245
SPDR DB International Government Inflation-Protected Bond[3]	78,842	4,717,905
Vanguard REIT	70,114	3,824,719

Total Exchange Traded Funds (cost $36,640,613)		39,165,812
Short-Term Investments - 52.8%[4]
BNY Institutional Cash Reserves Fund, Series B*[5,6]	103,687	82,457
BNY Mellon Overnight Government Fund, 0.21%[5]	590,000	590,000
Dreyfus Cash Management Fund, Institutional Class Shares, 0.16%	27,440,379	27,440,380
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.14%	25,036,747	25,036,747

Total Short-Term Investments (cost $53,170,813)		53,149,584
Total Investments (cost $98,811,328)		101,315,315
Receivable for Fund shares sold		14,207
Interest and other receivables		44,332
Receivable for variation margin on futures contracts		422,036
Prepaid expenses		20,474
Total assets		101,816,364
Liabilities:
Payable to custodian		2,008
Payable to affiliate		4,320
Payable upon return of securities loaned		693,687
Payable for Fund shares repurchased		227,639
Payable for variation margin on futures contracts		110,736
Accrued expenses:
Investment management and advisory fees		47,742
Administrative fees		20,424
Distribution fees Investor Class		998
Professional fees		41,277
Transfer agent fees		9,614
Custodian fees		6,710
Other		13,381
Total liabilities		1,178,536
Net Assets		$100,637,828

The accompanying notes are an integral part of these financial statements.

28

Managers AMG FQ Global Essentials Fund

Statement of Net Assets (continued)

Value
Net Assets Represent:
Paid-in capital	$157,639,503
Undistributed net investment income	4,529,377
Accumulated net realized loss from investments, futures and foreign currency transactions	(65,121,983)
Net unrealized appreciation of investments, futures and foreign currency translations	3,590,931
Net Assets	$100,637,828
Investor Shares - Net Assets	$6,517,317
Shares outstanding	511,767
Net asset value and redemption price per share	$12.73
Service Shares - Net Assets	$217,196
Shares outstanding	17,013
Net asset value and redemption price per share	$12.77
Institutional Shares - Net Assets	$93,903,315
Shares outstanding	7,350,921
Net asset value and redemption price per share	$12.77

The accompanying notes are an integral part of these financial statements.

29

Managers AMG FQ Global Essentials Fund

Notes to Statement of Net Assets

Note: Based on the approximate cost of investments of $98,983,042 for Federal income tax purposes at October 31, 2010, the aggregate gross unrealized appreciation and depreciation were $2,353,502 and $21,229, respectively, resulting in net unrealized appreciation of investments of $2,332,273.

*	Non-income-producing securities.
[1]	Security held as collateral for futures contracts, amounting to a market value of $8,999,919, or 8.9% of net assets.
[2]	Yield shown represents yield to maturity at October 31, 2010.
[3]	Some or all of these shares, amounting to a market value of $683,053, or 0.7% of net assets, were out on loan to various brokers.
[4]

Yield shown for each investment company listed represents October 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[5]	Collateral received from brokers for securities lending was invested in these short-term investments.
[6]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being fair valued daily. (See Note 4 in the Notes to Financial Statements.)

The Fund had the following open futures contracts as of October 31, 2010:

(See Note 9 in the Notes to Financial Statements.)

Global Essentials - Futures

Type	Currency	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
Australian 10-Year Bond	AUD	161	Long	12/15/2010	($ 211,177)
Australian SPI 200	AUD	15	Long	12/16/2010	(4,059)
Canadian Dollar 10 Year Bond	CAD	136	Long	12/20/2010	72,251
S&P/ TSE 60 Index	CAD	13	Long	12/16/2010	53,048
Amsterdam Index	EUR	18	Long	11/19/2010	(14,150)
CAC40 10 Index	EUR	33	Long	11/19/2010	19,197
DAX Index	EUR	8	Long	12/17/2010	98,182
Euro-Bund 10-Year	EUR	93	Long	12/8/2010	(263,405)
FTSE/MIB Index	EUR	12	Long	12/17/2010	55,850
IBEX 35 Index	EUR	12	Long	11/19/2010	18,947
FTSE 100 Index	GBP	19	Long	12/17/2010	35,313
U.K. 10-Year Gilt	GBP	86	Long	12/29/2010	(93,649)
Hang Seng Index	HKD	12	Long	11/29/2010	(35,811)
Japanese Yen 10 Year Bond	JPY	91	Long	12/8/2010	193,260
TOPIX Index	JPY	17	Long	12/9/2010	(26,763)
E-Mini MSCI Index	USD	143	Long	12/17/2010	466,577
Russell 2000 Index	USD	109	Long	12/17/2010	481,698
S&P 500 Index	USD	31	Long	12/17/2010	99,598
U.S. Dollar Long Bond	USD	133	Long	12/21/2010	137,508

Total					$1,082,415

The accompanying notes are an integral part of these financial statements.

30

Managers AMG FQ Global Essentials Fund

Notes to Statement of Net Assets (continued)

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of October 31, 2010. (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Global Essentials
Investments in Securities
US Government Obligations	—	$8,999,919	—	$8,999,919
Exchange Traded Funds	$39,165,812	—	—	39,165,812
Short-Term Investments	53,067,127	82,457	—	53,149,584

Total Investments in Securities	$92,232,939	$9,082,376	—	$101,315,315

Derivatives††
Equity Contracts	$1,247,627	—	—	$1,247,627
Interest Rate Contracts	(165,212)	—	—	(165,212)

Total Derivatives	$1,082,415	—	—	$1,082,415

††	Derivative instruments, such as futures, forwards and swap contracts are valued at the unrealized appreciation/depreciation of the instrument.

As of October 31, 2010, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

The following schedule is the fair values of derivative instruments at October 31, 2010:

(See Note 9 in the Notes to Financial Statements.)

		Asset Derivatives		Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Global Essentials	Equity contracts	Receivable for variation margin on futures	$111,169	Payable for variation margin on futures	$53,373
	Interest rate contracts	Receivable for variation margin on futures	310,867	Payable for variation margin on futures	57,363

		Totals	$422,036		$110,736

For the fiscal year ended October 31, 2010, the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain/ (loss) on derivatives recognized in income were as follows:

Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Total
Global Essentials	Equity contracts	$917,223	—	$917,223
	Interest rate contracts	6,042,910	—	6,042,910

	Totals	$6,960,133	—	$6,960,133

The change in unrealized gain/(loss) on derivatives recognized in income were as follows:

Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Total
Global Essentials	Equity contracts	$2,245,786	—	$2,245,786
	Interest rate contracts	96,443	—	96,443

	Totals	$2,342,229	—	$2,342,229

Currency Abbreviations:

AUD:	Australian Dollar
CAD:	Canadian Dollar
EUR:	Euro
GBP:	British Pound
HKD:	Hong Kong Dollar
JPY:	Japanese Yen
USD:	U.S. Dollar

The accompanying notes are an integral part of these financial statements.

31

Managers AMG FQ Funds

Statements of Operations

For the fiscal year ended October 31, 2010

	FQ Tax-Managed U.S. Equity	FQ U.S. Equity	FQ Global Alternatives	FQ Global Essentials
Investment Income:
Dividend income	$676,790	$1,027,284	$1,984,574	$632,903
Interest income	—	—	1,525	80,786
Securities lending fees	20,661	2,779	—	13,233
Foreign withholding tax	—	(236)	—	—
Total investment income	697,451	1,029,827	1,986,099	726,922
Expenses:
Investment management and advisory fees	410,197	178,479	6,482,972	496,880
Administrative fees	—	127,485	953,378	207,033
Distribution fees Class A	14,227	46,798	823,470	1,865
Distribution fees Class C	34,167	7,114	358,397	—
Registration fees	48,580	39,980	80,148	39,360
Transfer agent	36,517	41,193	831,108	34,966
Professional fees	35,929	37,613	116,528	50,564
Custodian	20,232	16,390	49,512	6,617
Reports to shareholders	13,618	11,806	117,593	20,163
Trustees fees and expenses	4,530	3,746	33,227	6,822
Interest expense on futures	—	—	21,997	852
Miscellaneous	4,865	4,363	16,412	8,322
Total expenses before offsets	622,862	514,967	9,884,742	873,444
Expense recoupments	—	—	—	4,440
Fee waivers	—	—	(83,700)	(14,352)
Expense reimbursements	(96,502)	(57,861)	(2,371,339)	(53,249)
Expense reductions	(84)	(89)	(673)	(145)
Net expenses	526,276	457,017	7,429,030	810,138
Net investment income (loss)	171,175	572,810	(5,442,931)	(83,216)
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	7,494,843	3,818,299	1,223,029	191,935
Net realized gain (loss) on futures contracts	—	18,308	(13,973,342)	6,960,133
Net realized gain (loss) on foreign currency transactions	—	—	18,470,910	(23,053)
Net change in unrealized appreciation of investments	3,296,687	3,554,871	11,057,902	2,416,113
Net change in unrealized appreciation of futures contracts	—	22,938	1,474,838	2,342,229
Net change in unrealized depreciation of foreign currency translations	—	—	(12,650,082)	(4,672)
Net realized and unrealized gain	10,791,530	7,414,416	5,603,255	11,882,685
Net Increase in Net Assets Resulting from Operations	$10,962,705	$7,987,226	$160,324	$11,799,469

The accompanying notes are an integral part of these financial statements.

32

Managers AMG FQ Funds

Statements of Changes in Net Assets

For the fiscal year ended October 31,

	FQ Tax-Managed U.S. Equity		FQ U.S. Equity
	2010	2009	2010	2009
Increase (Decrease) in Net Assets
From Operations:
Net investment income	$171,175	$294,214	$572,810	$736,869
Net realized gain (loss) on investments, futures, foreign currency contracts and transactions	7,494,843	(22,958,298)	3,836,607	(15,744,818)
Net change in unrealized appreciation of investments, futures, foreign currency contracts and translations	3,296,687	21,787,050	3,577,809	16,655,080
Net increase (decrease) in net assets resulting from operations	10,962,705	(877,034)	7,987,226	1,647,131
Distributions to Shareholders:
From net investment income	(125,566)	(842,465)	(698,054)	(912,255)
From Capital Share Transactions:
Proceeds from the sale of shares	1,660,764	7,327,541	2,704,195	5,551,496
Reinvestment of dividends and distributions	119,516	744,847	689,807	890,957
Cost of shares repurchased	(17,040,665)	(26,207,210)	(9,479,336)	(15,833,671)
Net decrease from capital share transactions	(15,260,385)	(18,134,822)	(6,085,334)	(9,391,218)
Total increase (decrease) in net assets	(4,423,246)	(19,854,321)	1,203,838	(8,656,342)
Net Assets:
Beginning of year	51,054,482	70,908,803	50,602,598	59,258,940
End of year	$46,631,236	$51,054,482	$51,806,436	$50,602,598
End of year undistributed net investment income	$169,442	$123,985	$392,829	$502,886

Share Transactions:
Sale of shares	149,431	845,794	278,383	723,380
Reinvested shares	10,915	85,675	71,238	116,028
Shares repurchased	(1,522,307)	(2,927,306)	(977,820)	(2,040,442)
Net decrease in shares	(1,361,961)	(1,995,837)	(628,199)	(1,201,034)

The accompanying notes are an integral part of these financial statements.

33

Managers AMG FQ Funds

Statements of Changes in Net Assets

For the fiscal year ended October 31,

	FQ Global Alternatives		FQ Global Essentials
	2010	2009	2010	2009
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	($5,442,931)	($1,866,470)	($83,216)	$3,451,048
Net realized gain (loss) on investments, futures and foreign currency transactions	5,720,597	(13,596,224)	7,129,015	(15,937,043)
Net change in unrealized appreciation (depreciation) of investments, futures and foreign currency translations	(117,342)	11,522,684	4,753,670	24,499,293
Net increase (decrease) in net assets resulting from operations	160,324	(3,940,010)	11,799,469	12,013,298
Distributions to Shareholders:
From net investment income	—	(11,141,269)	(710,852)	(3,637,680)
From Capital Share Transactions:
Proceeds from the sale of shares[1]	545,893,571	281,611,581	20,931,826	5,118,790
Reinvestment of dividends and distributions	—	7,669,693	692,638	3,606,451
Cost of shares repurchased	(174,587,779)	(139,340,041)	(12,659,681)	(14,854,983)
Net increase (decrease) from capital share transactions	371,305,792	149,941,233	8,964,783	(6,129,742)
Total increase in net assets	371,466,116	134,859,954	20,053,400	2,245,876
Net Assets:
Beginning of year	236,220,235	101,360,281	80,584,428	78,338,552
End of year	$607,686,351	$236,220,235	$100,637,828	$80,584,428
End of year undistributed net investment income (loss)	$11,104,586	($1,589,131)	$4,529,377	$710,456

Share Transactions:
Sale of shares	52,693,342	28,043,294	1,682,092	465,056
Reinvested shares	—	771,498	60,763	398,063
Shares repurchased	(17,019,805)	(14,277,061)	(1,082,166)	(1,621,368)
Net increase (decrease) in shares	35,673,537	14,537,731	660,689	(758,249)

[1]	For the fiscal year ended October 31, 2010, the proceeds from the sale of shares for FQ Global Essentials includes the receipt of a market timing settlement of $29,156.

The accompanying notes are an integral part of these financial statements.

34

Managers AMG FQ Tax-Managed U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Institutional Class Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$9.98	$9.99	$16.80	$13.93	$11.89
Income from Investment Operations:
Net investment income	0.05 [3]	0.07	0.13	0.06	0.03
Net realized and unrealized gain (loss) on investments	2.43 [3]	0.07	(6.87)	2.82	2.03
Total from investment operations	2.48	0.14	(6.74)	2.88	2.06
Less Distributions to Shareholders from:
Net investment income	(0.03)	(0.15)	(0.07)	(0.01)	(0.02)
Net Asset Value, End of Year	$12.43	$9.98	$9.99	$16.80	$13.93
Total Return[1]	24.92%	1.65%	(40.26)%	20.68%	17.37%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets[1]	0.45%	0.69%	0.92%	0.37%	0.23%
Portfolio turnover	81%	147%	136%	65%	98%
Net assets at end of year (000’s omitted)	$39,420	$39,366	$48,882	$95,510	$82,975

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.19%	1.18%	1.03%	1.07%	1.11%
Ratio of net investment income to average net assets	0.25%	0.50%	0.88%	0.29%	0.12%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements, fee waivers and expense reductions such as brokerage credits, but include non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.

35

Managers AMG FQ Tax-Managed U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,				For the fiscal period ended October 31, 2006 *
Class A Shares	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.01	$9.99	$16.75	$13.91	$13.01
Income from Investment Operations:
Net investment income	0.02 [7]	0.09	0.10	0.02	0.00 [5]
Net realized and unrealized gain (loss) on investments	2.44 [7]	0.04	(6.81)	2.82	0.90
Total from investment operations	2.46	0.13	(6.71)	2.84	0.90
Less Distributions to Shareholders from:
Net investment income	—	(0.11)	(0.05)	—	—
Net Asset Value, End of Period	$12.47	$10.01	$9.99	$16.75	$13.91
Total Return[1]	24.58%	1.53%	(40.15)%[6]	20.42%	6.92%[3]
Ratio of net expenses to average net assets	1.24%	1.24%	1.24%	1.24%	1.24%[4]
Ratio of net investment income (loss) to average net assets[1]	0.22%	0.45%	0.67%	0.30%	(0.11)%[4]
Portfolio turnover	81%	147%	136%	65%	98%[3]
Net assets at end of period (000’s omitted)	$4,116	$7,175	$15,334	$23,803	$574

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.44%	1.43%	1.28%	1.32%	1.40%[4]
Ratio of net investment income (loss) to average net assets	0.02%	0.26%	0.63%	0.22%	(0.27)%[4]

	For the fiscal year ended October 31,				For the fiscal period ended October 31, 2006 *
Class C Shares	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.87	$9.82	$16.53	$13.83	$13.01
Income from Investment Operations:
Net investment income (loss)	(0.06)[7]	(0.03)	(0.02)	0.00 [5]	(0.03)
Net realized and unrealized gain (loss) on investments	2.40 [7]	0.09	(6.69)	2.70	0.85
Total from investment operations	2.34	0.06	(6.71)	2.70	0.82
Less Distributions to Shareholders from:
Net investment income	—	(0.01)	—	—	—
Net Asset Value, End of Period	$12.21	$9.87	$9.82	$16.53	$13.83
Total Return[1]	23.71%	0.66%	(40.56)%	19.52%[6]	6.30%[3]
Ratio of net expenses to average net assets	1.99%	1.99%	1.99%	1.99%	1.99%[4]
Ratio of net investment loss to average net assets[1]	(0.53)%	(0.31)%	(0.09)%	(0.36)%	(0.91)%[4]
Portfolio turnover	81%	147%	136%	65%	98%[3]
Net assets at end of period (000’s omitted)	$3,095	$4,513	$6,693	$9,490	$941

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.19%	2.18%	2.03%	2.07%	2.15%[4]
Ratio of net investment loss to average net assets	(0.73)%	(0.50)%	(0.13)%	(0.44)%	(1.06)%[4]

*	Class A and Class C shares commenced operations on March 1, 2006. (See Notes to Financial Statements.)
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Not annualized.
[4]	Annualized.
[5]	Rounds to less than $0.01.
[6]	The Total Return is based on the Financial Statement Net Asset Value as shown above.
[7]	Per share numbers have been calculated using average shares.

36

Managers AMG FQ U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Institutional Class Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.99	$8.68	$15.49	$14.90	$12.93
Income from Investment Operations:
Net investment income	0.13	0.14	0.19	0.15	0.17
Net realized and unrealized gain (loss) on investments	1.37	0.32	(5.23)	2.11	2.49
Total from investment operations	1.50	0.46	(5.04)	2.26	2.66
Less Distributions to Shareholders from:
Net investment income	(0.14)	(0.15)	(0.16)	(0.16)	(0.18)
Net realized gain on investments	—	—	(1.61)	(1.51)	(0.51)
Total distributions to shareholders	(0.14)	(0.15)	(1.77)	(1.67)	(0.69)
Net Asset Value, End of Period	$10.35	$8.99	$8.68	$15.49	$14.90
Total Return[1]	16.75%	5.56%	(36.43)%	16.54%	21.44%
Ratio of net expenses to average net assets	0.79%	0.79%	0.79%	0.79%	0.79%
Ratio of net investment income to average net assets[1]	1.22%	1.58%	1.36%	0.96%	1.23%
Portfolio turnover	117%	151%	227%	106%	89%
Net assets at end of period (000’s omitted)	$32,309	$31,175	$35,135	$82,915	$78,068

Ratio absent expense offsets:[2]
Ratio of total expenses to average net assets	0.90%	1.04%	0.91%	0.83%	0.82%
Ratio of net investment income to average net assets	1.11%	1.33%	1.24%	0.92%	1.19%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements, fee waivers and expense reductions such as brokerage credits, but include non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.

37

Managers AMG FQ U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,				For the fiscal period ended October 31, 2006 *
Class A Shares	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$8.93	$8.63	$15.43	$14.88	$13.53
Income from Investment Operations:
Net investment income	0.10	0.11	0.09	0.17	0.01
Net realized and unrealized gain (loss) on investments	1.37	0.32	(5.14)	2.05	1.34
Total from investment operations	1.47	0.43	(5.05)	2.22	1.35
Less Distributions to Shareholders from:
Net investment income	(0.11)	(0.13)	(0.14)	(0.16)	—
Net realized gain on investments	—	—	(1.61)	(1.51)	—
Total distributions to shareholders	(0.11)	(0.13)	(1.75)	(1.67)	—
Net Asset Value, End of Period	$10.29	$8.93	$8.63	$15.43	$14.88
Total Return[1]	16.57%	5.21%	(36.64)%	16.28%	9.98%[4]
Ratio of net expenses to average net assets	1.04%	1.04%	1.04%	1.04%	1.04%[5]
Ratio of net investment income to average net assets[1]	0.98%	1.35%	1.07%	0.56%	0.63%[5]
Portfolio turnover	117%	151%	227%	106%	89%[4]
Net assets at end of period (000’s omitted)	$18,755	$18,588	$22,966	$21,773	$371

Ratio absent expense offsets:[2]
Ratio of total expenses to average net assets	1.15%	1.29%	1.16%	1.08%	1.13%[5]
Ratio of net investment income to average net assets	0.87%	1.10%	0.95%	0.52%	0.54%[5]

	For the fiscal year ended October 31,				For the fiscal period ended October 31, 2006 *
Class C Shares	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$8.83	$8.52	$15.27	$14.85	$13.53
Income from Investment Operations:
Net investment income	0.07	0.06	0.04	0.13	0.00 [3]
Net realized and unrealized gain (loss) on investments	1.32	0.31	(5.13)	1.96	1.32
Total from investment operations	1.39	0.37	(5.09)	2.09	1.32
Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.06)	(0.05)	(0.16)	—
Net realized gain on investments	—	—	(1.61)	(1.51)	—
Total distributions to shareholders	(0.02)	(0.06)	(1.66)	(1.67)	—
Net Asset Value, End of Period	$10.20	$8.83	$8.52	$15.27	$14.85
Total Return[1]	15.75%	4.42%	(37.12)%	15.35%	9.76%[4]
Ratio of net expenses to average net assets	1.79%	1.79%	1.79%	1.79%	1.79%[5]
Ratio of net investment income (loss) to average net assets[1]	0.24%	0.67%	0.37%	(0.13)%	0.16%[5]
Portfolio turnover	117%	151%	227%	106%	89%[4]
Net assets at end of period (000’s omitted)	$742	$840	$1,158	$2,326	$97

Ratio absent expense offsets:[2]
Ratio of total expenses to average net assets	1.90%	2.04%	1.91%	1.83%	1.88%[5]
Ratio of net investment income (loss) to average net assets	0.13%	0.42%	0.25%	(0.17)%	(0.07)%[5]

*	Class A and Class C shares commenced operations on March 1, 2006. (See Notes to Financial Statements.)
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Rounds to less than $0.01.
[4]	Not annualized.
[5]	Annualized.

38

Managers AMG FQ Global Alternatives Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,				For the fiscal period ended October 31, 2006 *
Class A Shares	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.96	$11.00	$9.94	$9.73	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.14)[6]	(0.09)[6]	0.04 [6]	0.18 [6]	0.16
Net realized and unrealized gain (loss) on investments	0.42 [6]	(0.27)[6]	1.15 [6]	0.22 [6]	(0.43)
Total from investment operations	0.28	(0.36)	1.19	0.40	(0.27)
Less Distributions to Shareholders from:
Net investment income	—	(0.68)[7]	(0.03)	(0.19)	—
Net realized gain on investments	—	—	(0.10)	—	—
Total distributions to shareholders	—	(0.68)	(0.13)	(0.19)	—
Net Asset Value, End of Period	$10.24	$9.96	$11.00	$9.94	$9.73
Total Return[1]	2.81%[5]	(3.15)%	12.17%[5]	4.11%[5]	(2.70)%[3]
Ratio of net expenses to average net assets	1.91%	2.00%	2.26%	2.50%	2.50%[4]
Ratio of net investment income (loss) to average net assets[1]	(1.39)%	(0.88)%	0.36%	1.72%	1.38%[4]
Portfolio turnover	17%	77%	133%	104%	48%[3]
Net assets at end of period (000’s omitted)	$518,118	$206,153	$89,232	$37,716	$20,661

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.55%	2.44%	2.45%	2.56%	3.20%[4]
Ratio of net investment income (loss) to average net assets	(2.03)%	(1.32)%	0.17%	1.66%	0.68%[4]

	For the fiscal year ended October 31,				For the fiscal period ended October 31, 2006 *
Class C Shares	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.77	$10.81	$9.82	$9.69	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.20)[6]	(0.16)[6]	(0.04)[6]	0.11 [6]	0.02
Net realized and unrealized gain (loss) on investments	0.41 [6]	(0.26)[6]	1.13 [6]	0.21 [6]	(0.33)
Total from investment operations	0.21	(0.42)	1.09	0.32	(0.31)
Less Distributions to Shareholders from:
Net investment income	—	(0.62)[7]	(0.01)	(0.19)	—
Net realized gain on investments	—	—	(0.09)	—	—
Total distributions to shareholders	—	(0.62)	(0.10)	(0.19)	—
Net Asset Value, End of Period	$9.98	$9.77	$10.81	$9.82	$9.69
Total Return[1]	2.15%	(3.86)%	11.31%[5]	3.30%[5]	(3.10)%[3]
Ratio of net expenses to average net assets[3]	2.51%	2.75%	3.02%	3.25%	3.25%[4]
Ratio of net investment income (loss) to average net assets[1]	(2.00)%	(1.68)%	(0.38)%	1.03%	1.03%[4]
Portfolio turnover	17%	77%	133%	104%	48%[3]
Net assets at end of period (000’s omitted)	$45,664	$30,067	$12,128	$7,464	$695

Expense Offsets:[2]
Ratio of total expenses to average net assets	3.14%	3.19%	3.21%	3.31%	3.52%[4]
Ratio of net investment income (loss) to average net assets	(2.63)%	(2.12)%	(0.57)%	0.97%	0.76%[4]

*	Commencement of operations was on March 30, 2006.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements/ recoupments or fee waivers and expense reductions such as brokerage credits, but include non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Not annualized.
[4]	Annualized.
[5]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[6]	Per share numbers have been calculated using average shares.
[7]

The per share net investment income distribution shown for Class A shares and Class C shares includes $0.67 and $0.61, respectively, of distributions from foreign currency gains. (See Note 1(d) of Notes to Financial Statements.)

39

Managers AMG FQ Global Alternatives Fund

Financial Highlights

For a share outstanding throughout each fiscal period

Service Class Shares	For the fiscal year ended October 31, 2010*
Net Asset Value, Beginning of Period	$9.97
Income from Investment Operations:
Net investment loss	(0.10)[3]
Net realized and unrealized gain on investments	0.40 [3]
Total from investment operations	0.30
Less Distributions to Shareholders from:
Net investment income	—
Net Asset Value, End of Period	$10.27
Total Return[1]	3.01%[4]
Ratio of net expenses to average net assets[3]	1.70%[5]
Ratio of net investment loss to average net assets[1]	(1.17)%[5]
Portfolio turnover	17%[4]
Net assets at end of period (000’s omitted)	$18,049

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.36%[5]
Ratio of net investment loss to average net assets	(1.83)%[5]

Institutional Class Shares	For the fiscal year ended October 31, 2010*
Net Asset Value, Beginning of Period	$9.97
Income from Investment Operations:
Net investment loss	(0.08)[3]
Net realized and unrealized gain on investments	0.39 [3]
Total from investment operations	0.31
Less Distributions to Shareholders from:
Net investment income	—
Net Asset Value, End of Period	$10.28
Total Return[1]	3.11%[4,6]
Ratio of net expenses to average net assets[3]	1.48%[5]
Ratio of net investment loss to average net assets[1]	(0.95)%[5]
Portfolio turnover	17%[4]
Net assets at end of period (000’s omitted)	$25,856

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.14%[5]
Ratio of net investment loss to average net assets	(1.61)%[5]

*	Commencement of operations was on January 1, 2010.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements/recoupments or fee waivers and expense reductions such as brokerage credits, but include non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	Not annualized.
[5]	Annualized.
[6]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

40

Managers AMG FQ Global Essentials Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,
Institutional Class Shares*	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$11.1[6]	$9.82	$16.49	$14.24	$13.19
Income from Investment Operations:
Net investment income (loss)	(0.01)[3]	0.47[3]	0.45[3]	0.08	0.27
Net realized and unrealized gain (loss) on investments	1.723	1.35[3]	(6.65)[3]	2.31	1.48
Total from investment operations	1.71	1.82	(6.20)	2.39	1.75
Less Distributions to Shareholders from:
Net investment income	(0.10)	(0.48)	(0.47)	(0.14)	(0.70)
Net Asset Value, End of Year	$12.77	$11.16	$9.82	$16.49	$14.24
Total Return[1]	15.41%[5,7]	19.67%	(38.66)%	16.94%	13.67%
Ratio of net expenses to average net assets	0.97%	0.92%	0.80%	0.90%	1.11%
Ratio of net investment income (loss) to average net assets[1]	(0.09)%	4.82%	3.18%	0.52%	1.68%
Portfolio turnover	127%	213%	143%	123%	60%
Net assets at end of year (000’s omitted)	$93,903	$80,584	$78,339	$175,105	$182,387

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.05%	1.17%	1.08%	1.10%	1.13%
Ratio of net investment income (loss) to average net assets	(0.17)%	4.57%	2.90%	0.32%	1.67%

Service Class Shares*	For the fiscal year ended October 31, 2010
Net Asset Value, Beginning of Period	$11.36
Income from Investment Operations:
Net investment loss	(0.04)[3]
Net realized and unrealized gain on investments	1.45 [3]
Total from investment operations	1.41
Less Distributions to Shareholders from:
Net investment income	—
Net Asset Value, End of Period	$12.77
Total Return[1]	12.41%[6]
Ratio of net expenses to average net assets	1.17%[7]
Ratio of net investment loss to average net assets[1]	(0.43)%[7]
Portfolio turnover	127%[6]
Net assets at end of period (000’s omitted)	$217

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.25%[7]
Ratio of net investment loss to average net assets	(0.51)%[7]

Investor Class Shares*	For the fiscal year ended October 31, 2010
Net Asset Value, Beginning of Period	$11.36
Income from Investment Operations:
Net investment loss	(0.07)[3]
Net realized and unrealized gain on investments	1.44 [3]
Total from investment operations	1.37
Less Distributions to Shareholders from:
Net investment income	—
Net Asset Value, End of Period	$12.73
Total Return[1]	12.06%[5,6]
Ratio of net expenses to average net assets	1.46%[7]
Ratio of net investment loss to average net assets[1]	(0.72)%[7]
Portfolio turnover	127%[6]
Net assets at end of period (000’s omitted)	$6,517

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.54%[7]
Ratio of net investment loss to average net assets	(0.80)%[7]

*	Effective January 1, 2010, existing shares of Managers AMG FQ Global Essentials were reclassified and redesignated as Institutional Class shares. Investor Class and Service Class shares commenced operations on January 1, 2010.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	Rounds to less than $0.01.
[5]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[6]	Not annualized.
[7]	Annualized.

41

Managers AMG FQ Funds

Notes to Financial Statements

October 31, 2010

1.	Summary of Significant Accounting Policies

Managers Trust I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are: Managers AMG FQ Tax-Managed U.S. Equity Fund (“Tax-Managed”), Managers AMG FQ U.S. Equity Fund (“U.S. Equity”), Managers AMG FQ Global Alternatives Fund (“Global Alternatives”) and Managers AMG FQ Global Essentials Fund (“Global Essentials”) (formerly Managers Fremont Global Fund), collectively the “Funds.”

Effective January 1, 2010, Global Essentials and Global Alternatives added new classes of shares. Global Essentials offers three classes of shares, Institutional, Service and Investor, while Global Alternatives offers four classes of shares, Institutional, Service, Class A and Class C, each offering varying levels of shareholder servicing and /or 12b-1 fees. Legacy Global Essentials shareholders became shareholders in the Institutional Class and the Fund added a new Investor Class and Service Class. Global Alternatives added Institutional Class and Service Class shares to the existing A and Class shares.

Each Fund except Global Essentials offers Class A and Class C shares. Sales of Class A shares may be subject to a front-end sales charge of up to 5.75%. Redemptions of Class A and Class C shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at the time of sale, whichever is less). Each Fund offers Institutional Class shares, available with no sales charge, to certain institutional investors and qualifying individual investors. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (“the Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Funds calculate their NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith,

42

Managers AMG FQ Funds

Notes to Financial Statements (continued)

and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Funds have a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended October 31, 2010, there were no balance credits to reduce the custodian expense.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal funds rate on the day of the overdraft. For the fiscal year ended October 31, 2010, overdraft fees for Tax-Managed, U.S. Equity, Global Alternatives and Global Essentials equaled $89, $58, $1 and $0, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended October 31, 2010, the transfer agent expense was reduced as follows: Tax-Managed - $84, U.S. Equity - $89, Global Alternatives - $673, and Global Essentials - $145.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Liquid Assets Portfolio - Capital Share Class. For the fiscal year ended October 31, 2010, the management fee was reduced as follows: Tax-Managed - $0, U.S. Equity -$0, Global Alternatives - $83,700 or 0.02% and Global Essentials - $14,352 or 0.02%.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

d.	Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITs, equalization accounting for tax purposes, foreign currency, options, futures, and market discount transactions. Permanent book and tax

43

Managers AMG FQ Funds

Notes to Financial Statements (continued)

basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the fiscal years ended October 31, 2010 and 2009 were as follows:

	Tax-Managed Equity		U.S. Equity		Global Alternatives		Global Essentials
	2010	2009	2010	2009	2010	2009	2010	2009
Distributions paid from:
Ordinary income	$125,566	$842,465	$698,054	$912,255	—	$11,141,269	$710,852	$3,637,680
Short-term capital gains	—	—	—	—	—	—	—	—
Long-term capital gains	—	—	—	—	—	—	—	—

Totals	$125,566	$842,465	$698,054	$912,255	—	$11,141,269	$710,852	$3,637,680

As of October 31, 2010, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Tax-Managed Equity	U.S. Equity	Global Alternatives	Global Essentials
Capital loss carryforward	$32,580,437	$21,298,821	$15,464,145	$63,821,025
Undistributed ordinary income	169,442	391,187	—	4,529,377
Undistributed short-term capital gains	—	—	—	—
Undistributed long-term capital gains	—	—	—	—

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2007-2010), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f.	Capital Loss Carryovers

As of October 31, 2010, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires October 31,
Tax-Managed	$22,952,492	2017
	9,627,945	2016

Total	$32,580,437

U.S. Equity	$16,764,187	2017
	4,534,634	2016

Total	$21,298,821

Global Alternatives	$6,992,099	2018
	8,295,120	2017
	176,926	2016

Total	$15,464,145

Global Essentials	$19,442,096	2017
	5,312,619	2016
	39,066,310	2011

Total	$63,821,025

For the fiscal year ended October 31, 2010, Tax-Managed, U.S. Equity, Global Alternatives and Global Essentials utilized capital loss carryovers in the amounts of $7,494,853, $3,145,637, $0 and $4,202,200, respectively.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

44

Managers AMG FQ Funds

Notes to Financial Statements (continued)

The capital stock transactions by class for Tax-Managed, U.S. Equity, Global Alternatives and Global Essentials for the fiscal years ended October 31, 2010 and 2009 were as follows:

	Tax-Managed				U.S. Equity
	For the fiscal year ended October 31, 2010		For the fiscal year ended October 31, 2009		For the fiscal year ended October 31, 2010		For the fiscal year ended October 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A Shares
Sale of shares	12,369	$138,045	395,887	$3,454,064	188,045	$1,807,907	585,836	$4,439,785
Reinvestment of dividends and distributions	—	—	8,544	74,589	23,764	229,320	41,408	317,181
Shares repurchased	(399,037)	(4,489,541)	(1,223,343)	(11,130,161)	(469,818)	(4,558,863)	(1,208,396)	(9,460,890)

Net decrease	(386,668)	($4,351,496)	(818,912)	($7,601,508)	(258,009)	($2,521,636)	(581,152)	($4,703,924)

Class C Shares
Sale of shares	18,251	$191,591	84,469	$726,778	10,980	$107,094	71,446	$571,849
Reinvestment of dividends and distributions	—	—	482	4,176	113	1,084	766	5,838
Shares repurchased	(221,833)	(2,391,286)	(309,608)	(2,785,487)	(33,416)	(316,874)	(113,020)	(857,531)

Net decrease	(203,582)	($2,199,695)	(224,657)	($2,054,533)	(22,323)	($208,696)	(40,808)	($279,844)

Institutional Class
Sale of shares	118,811	$1,331,128	365,438	$3,146,699	79,358	$789,194	66,098	$539,862
Reinvestment of dividends and distributions	10,915	119,516	76,649	666,082	47,361	459,403	73,854	567,938
Shares repurchased	(901,437)	(10,159,838)	(1,394,355)	(12,291,562)	(474,586)	(4,603,599)	(719,026)	(5,515,250)

Net decrease	(771,711)	($8,709,194)	(952,268)	($8,478,781)	(347,867)	($3,355,002)	(579,074)	($4,407,450)

	Global Alternatives
	For the fiscal year ended October 31, 2010		For the fiscal year ended October 31, 2009
	Shares	Amount	Shares	Amount
Class A Shares
Sale of shares	45,126,281	$467,569,218	25,672,311	$258,404,171
Reinvestment of dividends and distributions	—	—	719,845	7,162,463
Shares repurchased	(15,222,361)	(156,389,321)	(13,809,688)	(134,816,815)

Net increase	29,903,920	$311,179,897	12,582,468	$130,749,819

Class C Shares
Sale of shares	2,352,895	$23,868,322	2,370,983	$23,207,410
Reinvestment of dividends and distributions	—	—	51,653	507,230
Shares repurchased	(856,052)	(8,574,553)	(467,373)	(4,523,226)

Net increase	1,496,843	$15,293,769	1,955,263	$19,191,414

Service Class Shares*
Sale of shares	2,008,466	$21,183,512	N/A	N/A
Reinvestment of dividends and distributions	—	—
Shares repurchased	(251,584)	(2,613,904)	N/A	N/A

Net increase	1,756,882	$18,569,608	N/A	N/A

Institutional Class Shares*
Sale of shares	3,205,700	$33,272,519	N/A	N/A
Reinvestment of dividends and distributions	—	—
Shares repurchased	(689,808)	(7,010,001)	N/A	N/A

Net increase	2,515,892	$26,262,518	N/A	N/A

45

Managers AMG FQ Funds

Notes to Financial Statements (continued)

	Global Essentials
	For the fiscal year ended October 31, 2010		For the fiscal year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class Shares*
Sale of shares	518,437	$6,486,828	N/A	N/A
Reinvestment of dividends and distributions	—	—
Shares repurchased	(6,670)	(80,131)	N/A	N/A

Net increase	511,767	$6,406,697	N/A	N/A

Service Class Shares*
Sale of shares	17,893	$219,726	N/A	N/A
Reinvestment of dividends and distributions	—	—
Shares repurchased	(880)	(10,484)	N/A	N/A

Net increase	17,013	$209,242	N/A	N/A

Institutional Class Shares
Sale of shares	1,145,762	$14,225,272	465,056	$5,118,790
Reinvestment of dividends and distributions	60,763	692,638	398,063	3,606,451
Shares repurchased	(1,074,616)	(12,569,066)	(1,621,367)	(14,854,983)

Net increase (decrease)	131,909	$2,348,844	(758,248)	($6,129,742)

*	Investor and Service Class shares for Global Essentials commenced operations on January 1, 2010. Institutional and Service Class shares for Global Alternatives commenced operations on January 1, 2010.

At October 31, 2010, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the following Funds: Tax-Managed – two collectively own 29% and Global Alternatives – two collectively own 27%. Transactions by these shareholders may have a material impact on the Funds.

h.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Funds’ investment portfolios are managed by First Quadrant, L.P. (“First Quadrant” or the “Subadvisor”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and First Quadrant with respect to each of the Funds. AMG indirectly owns a majority interest in First Quadrant.

Tax-Managed is obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.85% of the average daily net assets of the Fund. Under the Investment Management Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund. The Investment Manager receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and First Quadrant, First Quadrant reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Fund.

U.S. Equity, Global Alternatives and Global Essentials are obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.35%, 1.70% and 0.60%, respectively, of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to First Quadrant for its services as subadvisor.

46

Managers AMG FQ Funds

Notes to Financial Statements (continued)

The Investment Manager has contractually agreed, through at least March 1, 2011, to waive fees and pay or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest, shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, acquired fund fees and expenses and extraordinary items) to the following amounts of the Funds’ average daily net assets:

Fund	Class A	Class C	Investor	Service Class	Institutional Class
Tax-Managed	1.24%	1.99%	N/A	N/A	0.99%
U.S. Equity	1.04%	1.79%	N/A	N/A	0.79%
Global Alternatives	1.99%	2.49%	N/A	1.74%	1.49%
Global Essentials	N/A	N/A	1.49%	1.24%	0.99%

Effective January 1, 2010, Global Alternatives contractual expense limitation was lowered from 1.74% to 1.49% . The Investment Manager has contractually agreed, through at least March 1, 2011, to waive fees and pay or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest, shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, acquired fund fees and expenses and extraordinary items) to 1.49% of the Fund’s average daily net assets. For the fiscal year ended October 31, 2010, each Fund’s components of reimbursement are detailed in the following chart:

	Tax-Managed	U.S Equity
Reimbursement Available - 10/31/09	$232,124	$92,834
Additional Reimbursements	96,502	57,861
Repayments	—	—
Expired Reimbursements	(82,277)	—

Reimbursement Available - 10/31/10	$246,349	$150,695

	Global Alternatives	Global Essentials
Reimbursement Available - 10/31/09	$858,632	$4,809
Additional Reimbursements	2,371,339	53,249
Repayments	—	(4,440)
Expired Reimbursements	(63,195)	—

Reimbursement Available - 10/31/10	$3,166,776	$53,618

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit

Committee receives an additional payment of $5,000 per year. The “Trustee fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or Distributor.

The Funds have adopted a distribution and service plan (the “Plan”) with respect to the Investor Class, Class A and Class C shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, the Funds may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Investor Class and Class A shares and 1.00% annually of the Fund’s average daily net assets attributable to Class C shares. The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Investor Class, Service Class, Class A or Class C shares for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended October 31, 2010, the following Funds either borrowed

47

Managers AMG FQ Funds

Notes to Financial Statements (continued)

from or lent to other Funds in the Fund Family: Tax-Managed borrowed varying amounts up to $632,958 for 5 days paying interest of $34; U.S. Equity borrowed $1,018,303 for 8 days paying interest of $194; Global Alternatives lent varying amounts up to $9,822,549 for 18 days earning interest of $1,525; Global Essentials lent varying amounts up to $2,179,160 for 10 days earning interest of $397.

The interest amounts can be found in the Statement of Operations in interest income or as miscellaneous expense.

3.	Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended October 31, 2010, were as follows:

	Long-Term Securities		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Tax-Managed	$38,692,028	$53,559,936	N/A	N/A
U.S. Equity	58,686,145	64,526,624	N/A	N/A
Global Alternatives	65,876,867	12,399,548	$113,827,111	$86,475,000
Global Essentials	42,906,073	12,523,088	36,285,402	53,741,756

4.	Portfolio Securities Loaned

For the fiscal year ended October 31, 2010, Tax-Managed, U.S. Equity, and Global Essentials participated in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, formerly the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

Effective August 2, 2010, the Trust, on behalf of each applicable Fund, entered into an agreement with The Bank of New York Mellon and the Bank of New York Mellon Corporation (“BNYMC”) with respect to each Fund’s position in the ICRF, pursuant to which (i) BNYMC will support the value of certain defaulted securities issued by Lehman Brothers Holdings, Inc. and held by ICRF, and (ii) if certain conditions are met, BNYMC will purchase the defaulted securities from each Fund in September 2011. Each applicable Fund is fair valuing its position in the ICRF daily. Tax-Managed’s and U.S. Equity’s position in the separate sleeve of the ICRF is included in the Schedule of Portfolio Investments and Global Essentials’ position is included in the Statement of Assets and Liabilities. The unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and Statement of Operations.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6.	Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on a Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7.	Derivative Instruments

The following disclosures contain information on how and why the Fund uses derivative instruments and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Portfolio Investments and Statement of Net Assets. The derivative instruments outstanding as of the fiscal year end as disclosed in the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

48

Managers AMG FQ Funds

Notes to Financial Statements (continued)

8.	Forward Foreign Currency Contracts

During the fiscal year ended October 31, 2010, Global Alternatives invested in forward foreign currency exchange contracts to facilitate transactions in foreign securities and to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on the settlement date.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

9.	Futures Contracts

U.S. Equity uses Equity Index futures contracts with the objective of maintaining exposure to equity stock markets while maintaining liquidity. Global Essentials and Global Alternatives used futures contracts, including futures contracts on global equity and fixed-income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. The Funds purchased or sold futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or a Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the con-tracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

10.	Subsequent Events

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2010 Form 1099-DIVs you receive for each Fund will show the tax status of all distributions paid to you during the respective calendar year.

Pursuant to section 852 of the Internal Revenue Code, Tax-Managed, U.S. Equity, Global Alternatives and Global Essentials hereby designate as a capital gain distribution with respect to the taxable year ended October 31, 2010, $0, $0, $0, and $0, respectively, or, if subsequently determined to be different, the net capital gains of such year.

49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust I and the Shareholders of Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Global Alternatives Fund and Managers AMG FQ Global Essentials Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Managers AMG FQ Tax-Managed U.S. Equity Fund and Managers AMG FQ U.S. Equity Fund, the statements of net assets of Managers AMG FQ Global Alternatives Fund and Managers AMG FQ Global Essentials Fund, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Global Alternatives Fund and Managers AMG FQ Global Essentials Fund (four of the series constituting Managers Trust I, hereafter referred to as the “Funds”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

50

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 38 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (resigned Nov. 2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (40 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (24 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present); Trustee of Aston Funds (24 portfolios).

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 38 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 38 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004- 2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

51

Annual Renewal of Investment Advisory Agreements

On June 10-11, 2010, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of the Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ Global Alternatives Fund and Managers AMG FQ Global Essentials Fund (formerly Managers Fremont Global Fund) (each a “Fund”) and the Subadvisory Agreement with respect to each Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each a “Peer Group”), performance information for the relevant benchmark index for each Fund (each a “Fund Benchmark”) and, with respect to the Subadvisor, comparative performance information for an appropriate peer group of managed accounts, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 10-11, 2010, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Funds and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadvisor of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain contractual expense limitations for the Funds.

The Trustees also reviewed information relating to the Subadvisor’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadvisor with portfolio management responsibility for the Funds, including the information set forth in each Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Sub-advisor’s compliance programs. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under each Subadvisory Agreement.

Performance.

With respect to the Managers AMG FQ U.S. Equity Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2010 was below, below, above and below, respectively, the median performance of the Peer Group and below, below, above and below, respectively, the performance of the Fund Benchmark, the Russell 3000 Index. The Trustees took into account management’s discussion of the Fund’s performance, including the impact of current market conditions on the Fund’s investment style and noted that the the Fund’s longer-term performance has been negatively affected by the past year’s performance. The Trustees also noted that the Institutional Class shares performed in the top quartile relative to the Peer Group for the 5-year period. The Trustees concluded that the Fund’s performance has been satisfactory in light of all factors considered.

With respect to the Managers AMG FQ Tax-Managed U.S. Equity Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares for the 1-year, 3-year and 5-year periods ended March 31, 2010 and for the period from the Fund’s inception on December 18, 2000 through March 31, 2010 was below, below, above and above, respectively, the median performance of the Peer Group and below, below, below and above, respectively, the performance of the Fund Benchmark, the Russell 3000 Index. The Trustees took into account the impact of current market conditions on the Fund’s investment style and noted that the Fund’s longer-term performance has been negatively affected by the past year’s performance. The Trustees also took into account management’s discussion of the Fund’s performance, including the fact that the Fund’s Institutional Class shares outperformed the Peer Group over the 5-year period and since the Fund’s inception. The Trustees concluded that the Fund’s performance has been satisfactory in light of all factors considered.

52

Annual Renewal of Investment Advisory Agreements (continued)

With respect to the Managers AMG FQ Global Alternatives Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Class A shares for the 1-year and 3-year periods ended March 31, 2010 and for the period from the Fund’s inception on March 30, 2006 through March 31, 2010 was below, above and above, respectively, the median performance of the Peer Group and above the performance of the Fund Benchmark, the Citigroup 1-Month T-Bill Index, for each period. The Trustees took into account management’s discussion of the Fund’s performance, including the fact that the Fund performed well compared to the Fund Benchmark during the last year, with the Class A shares outperforming the Fund Benchmark by more than five percent and also noted the Fund’s more recent performance against the Peer Group. The Trustees concluded that the Fund’s performance was satisfactory.

With respect to the Managers AMG FQ Global Essentials Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2010 was above, below, below and below, respectively, the median performance of the Peer Group and above, below, below and below, respectively, the performance of the Fund Benchmark, a Composite Index (60% MSCI World Index and 40% Citigroup World Government Bond Index (Hedged)). The Trustees took into account management’s discussion of the Fund’s more recent performance, including the fact that the Fund outperformed the Fund Benchmark and Peer Group during the past year. The Trustees further noted that the Fund was recently transformed to a single subadvisor portfolio managed by the Subadvisor using a new investment strategy, which improved the Fund’s performance relative to the Peer Group over the past year, placing the Fund in the second quartile for the 1-year period. The Trustees concluded that the Fund’s performance has been satisfactory in light of all factors considered and that the Manager has taken appropriate steps to address the Fund’s performance.

As noted above, the Board considered each Fund’s performance during relevant time periods as compared to the Fund’s Peer Group and considered the Subadvisor’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund as compared to the Subadvisor’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results and portfolio composition as well as the Subadvisor’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

Advisory and Subadvisory Fees and Profitability.

In considering the reasonableness of the advisory fee payable to the Investment Manager and the subadvisory fee payable by the Investment Manager to the Subadvisor, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. With respect to the Managers AMG FQ Global Essentials Fund, the Trustees considered the fact that prior to September 28, 2009, the date on which the Fund implemented a new investment strategy, the Investment Manager had allocated a portion of the Fund’s assets to another fund in the Managers Family of Funds and received direct and indirect benefits from that arrangement. The Trustees noted that the Investment Manager and the Subadvisor are affiliated and that, in the case of the Managers AMG FQ Tax-Managed U.S. Equity Fund and the Managers AMG FQ U.S. Equity Fund, the Investment Manager pays the Subadvisor a subadvisory fee that is equal to the advisory fee that it receives from the Fund. The Trustees also noted management’s discussion of the current asset levels of the Funds, including the effect on assets attributable to the economic and market conditions over the past eighteen months, and considered the impact on profitability of the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with the Funds, the Trustees noted the current asset level of the Funds and the undertaking by the Investment Manager to maintain contractual expense limitations for the Funds. The Board also took into account management’s discussion of the current advisory fee structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadvisor, the Trustees reviewed information provided by the Subadvisor regarding the cost of providing subadvisory services to each of the Funds and the resulting profitability to the Subadvisor from these relationships. In considering the cost of services to be provided by the Subadvisor under the Subadvisory Agreements and the profitability to the Subadvisor of its relationship with the Funds, the Trustees noted the current asset

53

Annual Renewal of Investment Advisory Agreements (continued)

level of each Fund and the undertaking by the Investment Manager to maintain contractual expense limitations for the Funds. As a consequence, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with each Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of the Funds by the Subadvisor to be a material factor in their considerations at this time.

With respect to the Managers AMG FQ U.S. Equity Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2010 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2011, to limit the Fund’s net annual operating expenses to 1.04%, 1.79% and 0.79% for Class A shares, Class C shares and Institutional Class shares, respectively. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

With respect to the Managers AMG FQ Tax-Managed U.S. Equity Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2010 were higher and lower, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2011, to limit the Fund’s net annual operating expenses to 1.24%, 1.99% and 0.99% for Class A shares, Class C shares and Institutional Class shares, respectively. The Board also took into account the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

With respect to the Managers AMG FQ Global Alternatives Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2010 were both higher than the average for the Fund’s Peer Group. In this regard, the Trustees noted that because of the Investment Strategy of the Fund, the Peer Group contains a small group of funds, some of which pursue an investment strategy considerably different from that of the Fund. The Trustees took into account the fact that the Investment Manager has contractually agreed, through at least March 1, 2011, to limit the Fund’s net annual operating expenses to 1.49%. The Trustees concluded that, in light of the nature, extent and quality of the services to be provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

With respect to the Managers AMG FQ Global Essentials Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2010 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2011, to limit the Fund’s net annual operating expenses to 0.99%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

*     *     *     *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management and Subadvisory Agreements in addition to the conclusions discussed above: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadvisor has the resources to perform its duties under the Subadvisory Agreements and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Subadvisory Agreement (as applicable) would be in the best interests of each Fund and its shareholders. Accordingly, on June 10-11, 2010, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management and Subadvisory Agreements (as applicable) for each Fund.

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Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Subadvisor

First Quadrant, L.P.

800 E. Colorado Boulevard, Suite 900

Pasadena, CA 91101

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, Massachusetts 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.*

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

*	Formerly PNC Global Investment Servicing (U.S.) Inc.

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS
CADENCE CAPITAL APPRECIATION	INTERNATIONAL EQUITY	CHICAGO EQUITY PARTNERS BALANCED
CADENCE FOCUSED GROWTH	AllianceBernstein L.P.	Chicago Equity Partners, LLC
CADENCE MID-CAP	Lazard Asset Management, LLC
CADENCE EMERGING COMPANIES	Martin Currie Inc.
Cadence Capital Management, LLC		ALTERNATIVE FUNDS
	REAL ESTATE SECURITIES	FQ GLOBAL ALTERNATIVES
CHICAGO EQUITY PARTNERS MID-CAP	Urdang Securities Management, Inc.	FQ GLOBAL ESSENTIALS
Chicago Equity Partners, LLC		First Quadrant, L.P.
RENAISSANCE LARGE CAP GROWTH
EMERGING MARKETS EQUITY	Renaissance Group LLC	INCOME FUNDS
Rexiter Capital Management Limited		BOND (MANAGERS)
Schroder Investment Management North America Inc.	SKYLINE SPECIAL EQUITIES PORTFOLIO	FIXED INCOME
	Skyline Asset Management, L.P.	GLOBAL BOND
ESSEX GROWTH		Loomis, Sayles & Co., L.P.
ESSEX LARGE CAP GROWTH
ESSEX SMALL/MICRO CAP GROWTH	SPECIAL EQUITY	BOND (MANAGERS PIMCO)
Essex Investment Management Co., LLC	Ranger Investment Management, L.P.	Pacific Investment Management Co. LLC
Lord, Abbett & Co. LLC
FQ TAX-MANAGED U.S. EQUITY	Smith Asset Management Group, L.P.	CALIFORNIA INTERMEDIATE TAX-FREE
FQ U.S. EQUITY	Federated MDTA LLC	Miller Tabak Asset Management LLC
First Quadrant, L.P.
	SYSTEMATIC VALUE	GW&K MUNICIPAL BOND
FRONTIER SMALL CAP GROWTH	SYSTEMATIC MID CAP VALUE	GW&K MUNICIPAL ENHANCED YIELD
Frontier Capital Management Company, LLC	Systematic Financial Management, L.P.	Gannett Welsh & Kotler, LLC

GW&K SMALL CAP EQUITY	TIMESSQUARE MID CAP GROWTH	HIGH YIELD
Gannett Welsh & Kotler, LLC	TIMESSQUARE SMALL CAP GROWTH	J.P. Morgan Investment Management LLC
TSCM GROWTH EQUITY
INSTITUTIONAL MICRO-CAP	TimesSquare Capital Management, LLC	INTERMEDIATE DURATION GOVERNMENT
MICRO-CAP		SHORT DURATION GOVERNMENT
Lord, Abbett & Co. LLC		Smith Breeden Associates, Inc.
WEDGE Capital Management L.L.P.
Next Century Growth Investors LLC
RBC Global Asset Management (U.S.) Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

ANNUAL REPORT

Managers Funds

October 31, 2010

Managers PIMCO Bond Fund

(formerly Managers Fremont Bond Fund)

Managers PIMCO Bond Fund

Annual Report — October 31, 2010

Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER COMMENTS	4

FUND SNAPSHOT

Summary of portfolio credit quality and top ten holdings at October 31, 2010	7

SCHEDULE OF PORTFOLIO INVESTMENTS	8

FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	28

Fund balance sheet, net asset value (NAV) per share computation and cumulative undistributed amount

Statement of Operations

Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year	29

Statement of Changes in Net Assets

Detail of changes in Fund assets for the past two fiscal years	30

FINANCIAL HIGHLIGHTS

Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets	31

NOTES TO FINANCIAL STATEMENTS

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks	32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	38

TRUSTEES AND OFFICERS	39

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT	40

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. We believe investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like the one detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting unaffiliated Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which we believe gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”) is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary firms also benefits from our activities to monitor the investment, compliance, and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results for the Fund. Following this letter, we also provide the Portfolio Manager’s discussion of its investment management approach, performance results, and market outlook.

In anticipation of an enduring economic recovery, stocks and bonds posted strong gains over the past twelve months, especially in the U.S. – even after accounting for the weak results experienced during the second quarter when concerns over sovereign debt and the potential collapse of the Euro weighed heavily on the minds of investors. More specifically, riskier assets such as small-cap stocks and high yield bonds were among the performance leaders. After the brief setback during the second quarter, markets resumed their upward paths in the third quarter despite signs that economic growth had slowed, especially in the developed nations. Throughout the third quarter, investor optimism grew in anticipation of the next round of quantitative easing, also known as QE2. Then in mid-October during a speech in Boston, Federal Reserve Chairman Ben Bernanke provided a rather clear signal that the Fed was ready to engage in another round of quantitative easing in order to spur the U.S. economy. The Fed’s plan, while criticized by some well-known market participants, has apparently contributed to renewed strength in risk-based assets. Only time will tell as to whether this plan will achieve the Fed’s objectives.

Against this backdrop, for the one-year period that ended October 31, 2010, the Managers PIMCO Bond Fund (the “Fund”) posted a strong absolute return of 10.52%. This compares favorably on a relative basis as its benchmark, the Barclays Capital U.S. Aggregate Bond Index, posted a return of 8.01% for that same period as detailed further below.

Periods Ended 10/31/10	6 Months	1 Year	3 Years	5 Years	10 Years	Inception Date
Managers PIMCO Bond Fund	6.17%	10.52%	9.84%	8.02%	7.55%	4/30/1993
Barclays Capital U.S. Aggregate Bond Index®	5.33%	8.01%	7.23%	6.45%	6.38%

1

Letter to Shareholders (continued)

The Fund’s strong absolute and relative returns for the period are attributable to a number of different strategies. In the latter portion of the fiscal year, the Fund benefited from a duration overweight relative to the benchmark which was successful as rates fell. In addition, the Fund added value via its exposure to high-quality mortgage-backed securities (although the agency MBS exposure in the Fund generally lessened throughout the year as government programs supporting mortgage-backed securities rolled off in early 2010). With corporates, the overweight to bonds of financial companies added mixed results although it began to add value towards the end of the fiscal year as these issues outperformed the broader corporate market. Modest exposure throughout the year to high-quality, emerging-market credits (and their underlying currencies) in Mexico, Brazil, and South Korea also added value. Finally, a focus on short- to intermediate-maturity bonds and a steepening yield curve was generally beneficial to performance throughout the fiscal year.

Looking ahead, we anticipate the Fund will target above-index duration, emphasizing the relatively steep intermediate part of the yield curve. The Fund will look to diversify interest rate exposure to fiscally sound countries. In addition, the Fund will look to set its overall target for agency mortgage exposure near the Index and continue to take advantage of relative value opportunities across mortgage coupons. Within corporates, the Fund will seek compelling risk-adjusted yields where credit profiles are consistent with PIMCO’s New Normal thesis. Finally, the Fund will seek taxable, longer-maturity municipal bonds, such as Build American Bonds, in order to diversify credit risk.

The following report covers the one year period that ended October 31, 2010. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur
Senior Managing Partner Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2010	Expense Ratio for the Period	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Expenses Paid During the Period*
Managers PIMCO Bond Fund
Based on Actual Fund Return	0.58%	$1,000	$1,062	$3.01
Hypothetical (5% return before expenses)	0.58%	$1,000	$1,022	$2.96

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Managers PIMCO Bond Fund

Portfolio Manager’s Comments

Managers PIMCO Bond Fund seeks to maximize total return consistent with the preservation of capital by investing in debt securities such as corporate, mortgage-backed, international, and government bonds. Normally, the Fund will invest at least 80% of its net assets in these types of bonds.

The Portfolio Manager

Pacific Investment Management Company, LLC

Pacific Investment Management Company, LLC (“PIMCO”), the subadvisor for the Managers PIMCO Bond Fund, was founded in 1971. PIMCO is one of the world’s leading fixed-income managers with expertise and significant resources committed to virtually every sector of the global bond market.

Managers PIMCO Bond Fund is an actively managed, diversified bond fund that focuses on intermediate-term, investment-grade bonds. The universe for the Fund includes all sectors of the bond market: governments, corporate bonds, mortgages, asset-backed securities, money market instruments, and international bonds. The Fund seeks total return consistent with preservation of capital by employing PIMCO’s “Total Return” fixed-income investment philosophy. This philosophy follows three key principles:

•	Major shifts in portfolio strategy are driven by longer term, or secular, trends as opposed to short-term interest rate fluctuations.

•	Consistent investment performance is achieved by avoiding extreme swings in maturity/duration of a portfolio.

•	Emphasis is placed on adding value through state-of-the-art tools such as futures, options, and volatility analysis.

Economic analysis serves as the base for PIMCO’s portfolio strategy. Annually, PIMCO investment professionals conduct a three-day secular forum, where long-term economic and market forces are evaluated and portfolio strategies are set. Each quarter, the team meets to evaluate the current business cycle and develop shorter term forecasts which are used to fine-tune the investment strategy. PIMCO’s fixed-income research efforts focus on identifying relative value and understanding the risks inherent in different portfolio structures, strategies, and bond market sectors. Using proprietary analytics and bottom-up credit analysis, the portfolio managers select individual bonds based on recommendations from sector analysts (who specialize in corporate, mortgage, high yield, government, and international bonds).

The ideal investment exhibits many of the following traits:

•

It allows management to meet its overall portfolio positioning targets. Management typically invests in investment-grade securities but may invest up to 10% of the portfolio in securities that are below investment grade.

•	The investment has been independently analyzed by PIMCO. PIMCO does not rely solely on the credit ratings assigned by outside credit agencies.

•	Fund management deems that the security provides value relative to other securities within the same sector.

Portfolio management:

•	Is committed to seeking value across all bond market sectors.

•	Actively manages duration exposure, yield-curve position, volatility, sector allocation, and security selection and takes only modest exposures in each of these areas relative to the market.

•	Normally hedges at least 75% of its foreign currency exposure.

•	Utilizes derivatives (futures, options, swap agreements) as substitutes for physical securities as a means of gaining more cost-effective exposure.

The investment team may sell securities when:

•	Securities individually no longer represent relative value.

•	Fund management makes a shift in its portfolio strategy (change in duration, yield curve positioning, sector strategy, etc.).

The Year in Review

The U.S. bond market continued to stabilize over the 12 months ended October 31, 2010, due to both prior and ongoing initiatives including the Federal Reserve’s purchase of mortgage and Treasury securities, the Fed’s commitment to hold short-term rates near zero, and government support for consumer finance markets. However, despite substantial levels of fiscal and monetary stimulus by policymakers, unemployment within the U.S. continued to remain stubbornly high. In addition, although housing prices have begun to recover, indicators of future activity have remained unpromising. Ongoing debate remains on whether a deflationary or an inflationary environment awaits us but, at least during this period, the relative weakness in the economy has kept core inflation below the Fed’s long-run preference range.

For the 12 month period ending October 31, 2010, the Managers PIMCO Bond Fund returned 10.5%, compared with 8.0% for its benchmark, the Barclays Capital U.S. Aggregate Bond Index. The Fund’s strong absolute and relative returns for the period are attributable to a number of different strategies. In the latter portion of the fiscal year, the Fund benefited from a duration overweight relative to the benchmark which was successful as rates fell. Duration can be adjusted and managed within the Fund by using derivative contracts such as interest rate futures, where appropriate. In addition, the Fund added value via its exposure to high-quality mortgage-backed securities (although the agency MBS exposure in the Fund generally lessened throughout the year as government programs supporting mortgage-backed securities rolled off in early 2010). With corporates, the overweight to bonds of financial companies added mixed results, although it began to add value towards the end of the fiscal year as these issues outperformed the broader corporate market. Modest exposure throughout the year to high-quality, emerging market credits (and their underlying currencies) in Mexico, Brazil, and South Korea also added value. The Fund currently maintains a portion of this exposure by virtue of writing (i.e., “selling protection”) on credit default swaps, which is a form of a derivative contract that pays a yield and is used to manage the credit exposure of some of these emerging market exposures without actually buying the securities themselves. Finally, a focus on short- to intermediate-maturity bonds and a steepening yield curve was generally beneficial to performance throughout the fiscal year. This curve positioning is managed in the portfolio through exposure to both interest rate swaps and money market derivatives.

4

Managers PIMCO Bond Fund

Portfolio Manager’s Comments (continued)

Looking Forward

PIMCO’s cyclical forecast is consistent with their “New Normal” longer term outlook. PIMCO believes that the most likely outcome will be slow growth well below that of previous, Old Normal recoveries in developed economies alongside faster growth in developing countries. The world is fraught with unusual uncertainty, a wider range of potential outcomes, and higher probabilities of extreme events. While developed economies could snap back at faster rates than PIMCO anticipates, they believe that the probability of a more robust recovery is relatively low. In fact, the risks to PIMCO’s base case forecast are tilted toward the down side, meaning a deflationary scenario and a contraction in growth in the developed world that affects emerging economies as well. Key elements of PIMCO’s outlook include headwinds to growth in the U.S. The U.S. will continue to grind its way out of a balance sheet-induced recession brought on by bubbles of consumer and financial sector leverage. The biggest headwinds to growth will remain household sector deleveraging and reluctance of non-financial businesses to hire and invest despite substantial cash balances and sturdy balance sheets.

•

Old Normal Policies Fall Short — Policies such as fiscal stimulus and quantitative easing by the Federal Reserve that might have boosted aggregate demand in previous recessions will have only a limited effect. There is little political will to continue debt-financed fiscal stimulus even if it were seen as effective. In this environment, it is hard for PIMCO to see how the U.S. economy can muster more than 1.5% to 2% annualized real growth, or see any uptick in inflation from current low levels over the next year. It is also difficult to envision much, if any, upward pressure on already low U.S. interest rates over a cyclical time frame.

•

Little Help from Other Developed Economies — The outlook for Europe and the U.K. is clouded by the fiscal austerity they are pursuing. The impact is likely to be especially severe in heavily indebted peripheral Eurozone countries. In general, it is expected that the Eurozone will experience weak growth and disinflation, with the outcome likely to be similar in the U.K. though disinflationary pressures there will be more muted. Japan may be the weakest economy in the developed world given its shrinking working age population and consumers’ tepid response to fiscal stimulus and monetary easing.

•

Emerging Markets to Drive Growth in Multi-Speed World — The main drivers of global growth will continue to be emerging economies, with China at the core but also including major players elsewhere in Asia and Latin America. The immense build out of infrastructure will remain the key variable for China’s growth. Inflation is likely to be higher in China and other emerging economies than in the developed world, though to date China has been able to limit overheating and asset price bubbles. A cautionary note is emerging economies’ trade and financial linkages with the developed world, which will remain strong enough to make the emerging block vulnerable to a deflation/depression scenario in the developed world.

Investors face a changed landscape as the prospect of continued low yields across a cyclical time frame makes generating outperformance more challenging. Against this backdrop PIMCO will focus on strategies that offer relatively high real yields and high-quality “spread” or income in excess of that available from low Treasury yields. PIMCO’s planned investment strategies include:

•

Interest Rate Strategies — PIMCO will target longer-than-index duration with the overweight concentrated on the relatively steep intermediate portion of the yield curve. This approach offers the potential to enhance returns via the effects of “roll down,” or the maturing of fixed-income securities along the steeper part of the curve. PIMCO may also look to diversify interest rate exposure to fiscally sound countries such as Canada, where rates have moved higher but we believe are unlikely to see further upward pressure.

•

Focus on Security Selection in the Mortgage Sector — PIMCO has generally been reducing its underweight to Agency mortgages over the past quarter. Mortgages can be a source of high quality yield for portfolios but also present refinancing risks. PIMCO’s overall target for mortgage exposure will, therefore, be neutral to the index. PIMCO will continue to take advantage of relative value opportunities across mortgage coupons. PIMCO will also hold non-Agency mortgages and commercial mortgage-backed securities (CMBS) that have senior positions in the capital structure and are another source of attractive yields.

•

Corporate Bonds — PIMCO will look to add value in a number of corporate sectors that offer compelling risk adjusted yields and where credit profiles are consistent with their New Normal thesis. These may include: senior bonds of banks, where credit quality should ultimately be strengthened by reregulation and higher capital requirements; bonds of noncyclical, defensive, and asset-rich companies in the pipeline and cable sectors, which should outperform bonds of more highly leveraged and recession-sensitive companies; secured bonds of airlines, which are expected to benefit from stronger cash flows and deleveraging; and, lastly, corporate and quasi-sovereign bonds in more rapidly growing emerging markets, especially in infrastructure-related sectors such as transportation, energy, and metals and mining.

•

Emerging Markets and Currency — As previously mentioned, PIMCO plans to emphasize corporate and quasi-sovereign bonds in high-quality countries such as Brazil, Mexico, and Russia, which should benefit from relatively strong growth in their economies and from their sound credit fundamentals. PIMCO will also take exposure to local interest rates in Brazil, where yields remain relatively high. PIMCO will take modest currency exposure, focused mainly on the Chinese Renminbi and a basket of other Asian currencies. These currencies have the potential to gain versus the U.S. Dollar due to productivity differentials with the developed world. They should also benefit if China’s currency continues to depreciate.

•

Municipals and TIPS — In the municipal sector PIMCO will continue to favor longer maturity taxable issues, especially Build America Bonds (BABs). Valuations remain attractive for BABs, which are a useful means of diversifying credit risk. PIMCO will take modest exposure to TIPS as their valuations compared to nominal bonds are relatively attractive after adjusting for TIPS’ lower expected volatility.

5

Managers PIMCO Bond Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Barclays Capital U.S. Aggregate Bond Index® is an index of the U.S. investment grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Barclays Capital U.S. Aggregate Bond Index® is unmanaged, is not available to investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Managers PIMCO Bond Fund on October 31, 2000, to a $10,000 investment made in the Barclays Capital U.S. Aggregate Bond Index® for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers PIMCO Bond Fund and the Barclays Capital U.S. Aggregate Bond Index® from October 31, 2000 through October 31, 2010.

Average Annualized Total Returns[1]	One Year	Five Years	Ten Years
Managers PIMCO Bond Fund[2,3,4,5,6,7]	10.52%	8.02%	7.55%
Barclays Capital U.S. Aggregate Bond Index®[8]	8.01%	6.45%	6.38%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2010. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[4]

The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative; or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, and the risk that a fund could not close out a position when it would be most advantageous to do so.

[5]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[6]	High yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default.

[7]

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back any time. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

[8]

The Barclays Capital U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Barclays Capital U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

6

Managers PIMCO Bond Fund

Fund Snapshot

October 31, 2010

Portfolio Breakdown

Rating	Managers PIMCO Bond Fund**	Barclays Capital U.S. Aggregate Bond Index®
U.S. Treasury & Agency	63.0%	73.4%
Aaa	12.3%	4.5%
Aa	8.7%	4.3%
A	9.0%	9.8%
Baa	3.0%	8.0%
Ba & lower	4.0%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
U.S. Treasury Notes, 0.500%, 10/15/13	9.8%
FNMA, 4.500%, TBA	8.3
FNMA, 4.000%, TBA	4.5
TD Securities LLC, dated 10/28/10, due 11/01/10, 0.23%, total to be received $39,600,759 (secured by $40,750,154 U.S. Treasury Bonds, 6.125%, 11/15/27)	2.8
U.S. Treasury Notes, 2.500%, 06/30/17	2.7
FNMA, 5.000%, 11/13/33	2.5
U.S. Treasury Notes, 1.875%, 09/30/17	2.5
FNMA, 0.750%, 12/18/13	2.5
U.S. Treasury Notes, 0.750%, 09/15/13	2.3
FHLMC 5.500%, TBA*	2.3

Top Ten as a Group	40.2%

*	Top Ten Holding at April 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

Managers PIMCO Bond Fund

Schedule of Portfolio Investments

October 31, 2010

	Principal Amount			Value
Corporate Bonds - 30.6%
Financials - 23.5%
Allstate Life Global Funding Trusts, 5.375%, 04/30/13		$1,600,000		$1,771,595
Ally Financial, Inc., 7.500%, 09/15/20 (a)		1,100,000		1,193,500
American Express Co., 7.000%, 03/19/18		1,000,000		1,202,931
American Express Travel Related Services Co., Inc., Series EMTN, 0.454%, 06/01/11, (12/01/10)[4]		900,000		893,948
American General Finance Corp., 4.125%, 11/29/13	EUR	3,900,000		4,659,059
American General Finance Corp., Series MTN, 0.649%, 08/17/11, (11/17/10)[4]		10,900,000		10,325,952
American General Finance Corp., Term Loan, 7.250%, 04/21/15		1,200,000		1,213,219
American International Group, Inc., 5.050%, 10/01/15		400,000		420,600
American International Group, Inc., 8.250%, 08/15/18		4,500,000		5,394,375
American International Group, Inc., Series MTN, Series G, 5.850%, 01/16/18		400,000		425,000
ANZ National International, Ltd., 6.200%, 07/19/13 (a)		1,800,000		2,013,773
Australia and New Zealand Banking Group, Ltd., 3.200%, 12/15/11 (a)		19,000,000	[2]	19,567,663
Banco Santander Chile, 1.539%, 04/20/12, (01/20/11) (a)[4]		2,200,000		2,200,167
Bank of America Corp., 4.500%, 04/01/15		10,000,000		10,424,050
Bank of America Corp., 6.000%, 10/15/36		900,000		862,906
Bank of America Corp., 6.500%, 08/01/16		2,800,000		3,126,012
Bank of China (Hong Kong), Ltd., 5.550%, 02/11/20 (a)		400,000	[2]	423,774
Bank of Montreal, 2.850%, 06/09/15 (a)		800,000		846,470
Bank of Nova Scotia, The, 1.650%, 10/29/15 (a)		900,000		898,643
Barclays Bank PLC, 5.450%, 09/12/12		17,300,000		18,756,608
Bear Stearns Companies, Inc., The, 6.950%, 08/10/12		5,800,000		6,401,321
C10 Capital SPV, Ltd., 6.722%, 12/31/49 (a)[5,6]		1,500,000		1,048,376
CIT Group, Inc., 7.000%, 05/01/13		493,177		501,808
CIT Group, Inc., 7.000%, 05/01/14		989,765	[2]	999,663
CIT Group, Inc., 7.000%, 05/01/15		289,765		290,852
CIT Group, Inc., 7.000%, 05/01/16		482,942		483,546
CIT Group, Inc., 7.000%, 05/01/17		676,120		676,120
CIT Group, Inc., Term Loan 3-DD, 6.250%, 08/11/15		497,352		506,625
Citigroup Capital XXI, 8.300%, 12/21/57[5]		1,200,000		1,261,500
Citigroup, Inc., 2.384%, 08/13/13, (11/15/10)[4]		1,100,000		1,109,825
Citigroup, Inc., 5.300%, 10/17/12		200,000		213,295
Citigroup, Inc., 5.500%, 08/27/12		500,000		534,734
Citigroup, Inc., 5.500%, 10/15/14		5,800,000		6,347,955
Citigroup, Inc., 5.625%, 08/27/12		1,300,000		1,375,631
Citigroup, Inc., 5.850%, 07/02/13		100,000		108,733
Citigroup, Inc., 6.000%, 08/15/17		4,200,000		4,636,951
Citigroup, Inc., 6.125%, 05/15/18		800,000		893,458
Citigroup, Inc., 6.125%, 08/25/36		4,200,000		4,072,589
Citigroup, Inc., 8.125%, 07/15/39		600,000		757,272

The accompanying notes are an integral part of these financial statements.

8

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount			Value
Financials - 23.5% (continued)
Citigroup, Inc., 8.500%, 05/22/19		$100,000		$125,768
Citigroup, Inc., Series EMTN, Class B, 3.625%, 11/30/17[5]	EUR	3,800,000		5,099,412
Commonwealth Bank of Australia, 0.709%, 07/12/13, (01/12/11) (a)[4]		7,500,000		7,545,300
Danske Bank A/S, 2.500%, 05/10/12 (a)		1,200,000		1,229,106
Deutsche Bank AG London, 6.000%, 09/01/17		5,000,000		5,839,960
Dexia Credit Local, 0.768%, 04/26/14, (01/31/11) (a)[4]		4,100,000		4,087,663
Ford Motor Credit Company LLC, 3.039%, 01/13/12, (01 /13/11)[4]		2,200,000		2,222,110
Ford Motor Credit Company LLC, 7.250%, 10/25/11		200,000		209,994
Ford Motor Credit Company LLC, 7.375%, 02/01/11		300,000		304,229
Ford Motor Credit Company LLC, 7.800%, 06/01/12		2,200,000		2,372,082
Ford Motor Credit Company LLC, 8.625%, 11/01/10		700,000		700,000
Ford Motor Credit Company LLC, 8.700%, 10/01/14		500,000		575,784
Fortis Bank Nederland Holding N.V., 3.000%, 04/17/12	EUR	200,000		285,075
General Electric, 0.490%, 01/08/16, (01/10/11)[4]		700,000		657,864
General Electric Capital Corp., 5.500%, 09/15/67 (a)[5]	EUR	5,500,000		6,889,449
General Electric Capital Corp., 5.875%, 01/14/38		2,300,000		2,347,053
GMAC, Inc., 7.250%, 03/02/11		4,475,000		4,558,906
GMAC, Inc., 7.500%, 12/31/13		1,500,000		1,620,000
GMAC, Inc., 8.300%, 02/12/15 (a)		800,000		874,000
GMAC LLC, 6.000%, 12/15/11		400,000	[2]	408,202
GMAC LLC, 6.875%, 09/15/11		600,000		617,210
Goldman Sachs Group, Inc., 5.950%, 01/18/18		4,800,000		5,342,098
Goldman Sachs Group, Inc., 6.150%, 04/01/18		2,000,000		2,242,878
Goldman Sachs Group, Inc., 6.250%, 09/01/17		3,200,000		3,621,178
Groupe BPCE SA, 2.375%, 10/04/13 (a)		400,000		403,560
HSBC Holdings PLC, 6.500%, 05/02/36		800,000		857,354
HSBC Holdings PLC, 6.500%, 09/15/37		900,000		969,216
ING Bank NV, 1.089%, 03/30/12, (12/30/10) (a)[4]		10,800,000		10,768,550
International Lease Finance Corp., 1.274%, 08/15/11, (11/15/10)[4]	EUR	3,900,000		5,304,763
International Lease Finance Corp., 5.875%, 05/01/13		400,000		409,500
International Lease Finance Corp., 6.375%, 03/25/13		400,000		414,000
International Lease Finance Corp., 6.750%, 09/01/16 (a)		800,000		876,000
International Lease Finance Corp., Series MTN, 5.250%, 01/10/13		400,000	[2]	405,500
International Lease Finance Corp., Series MTN, 5.400%, 02/15/12		1,500,000		1,533,750
International Lease Finance Corp., Series MTN, 5.450%, 03/24/11		2,500,000		2,525,000
JPMorgan Chase & Co., 6.000%, 01/15/18		1,600,000		1,829,091
JPMorgan Chase & Co., Series EMTN, 1.128%, 09/26/13, (12/29/10)[4]	EUR	200,000		271,670
JPMorgan Chase Bank, NA, 0.623%, 06/13/16, (12/13/10)[4]		1,300,000		1,224,684
JPMorgan Chase Bank, NA, 6.000%, 10/01/17		4,500,000		5,128,623
JPMorgan Chase Capital, 6.550%, 09/29/36		400,000		389,183
Korea Development Bank, The, 4.375%, 08/10/15		3,500,000		3,772,454

The accompanying notes are an integral part of these financial statements.

9

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount			Value
Financials - 23.5% (continued)
LeasePlan Corp. N.V., 3.125%, 02/10/12		$1,300,000		$1,849,691
Lehman Brothers Holdings, Inc., 0.000%, 10/22/08*8,[9]	EUR	3,900,000		848,250
Lehman Brothers Holdings, Inc., 0.000%, 12/23/08*8,[9]		200,000		43,500
Lehman Brothers Holdings, Inc., 0.000%, 04/03/09*8,[9]		4,700,000		1,022,250
Lehman Brothers Holdings, Inc., 0.000%, 11/16/09*8,[9]		1,200,000		261,000
Lehman Brothers Holdings, Inc., 0.000%, 05/25/10*8,[9]		1,000,000		217,500
Lehman Brothers Holdings, Inc., 0.000%, 07/18/11*[8,9]		1,700,000		369,750
Lehman Brothers Holdings, Inc., 0.000%, 01/24/13*8,[9]		2,000,000		457,500
Lehman Brothers Holdings, Inc., 0.000%, 05/02/18*8,[9]		600,000		140,250
Lloyds Banking Group Capital No. 1 PLC, 8.500%, 12/29/49 (a)[5,6]		400,000		376,000
Lloyds TSB Bank PLC, 6.350%, 10/29/49[5,6]	EUR	1,800,000		2,354,939
Merrill Lynch & Co., Inc., 6.400%, 08/28/17		3,400,000		3,709,529
MetLife Global Funding, 0.689%, 07/13/11, (01/13/11) (a)[4]		7,000,000		7,011,634
Metlife, Inc., 6.400%, 12/15/36		800,000		788,000
Morgan Stanley, 5.950%, 12/28/17		1,800,000		1,951,214
Morgan Stanley, 6.250%, 08/28/17		1,000,000		1,104,627
Morgan Stanley, Series GMTN, 2.876%, 05/14/13, (11/15/10)[4]		1,400,000		1,434,600
MUFG Capital Finance, Ltd., 6.299%, 07/29/49[5,6]	GBP	400,000		613,191
National Australia Bank, Ltd., 5.350%, 6/12/13 (a)		1,500,000		1,648,048
Nationwide Building Society, 6.250%, 02/25/20 (a)		1,800,000		1,981,337
Pacific LifeCorp, 6.000%, 02/10/20 (a)		400,000		429,645
Petroleum Export Ltd., 5.265%, 06/15/11 (a)		80,852		80,733
Principal Life Income Funding Trust, 5.300%, 04/24/13		1,500,000	[2]	1,647,798
Principal Life Income Funding Trust, 5.550%, 04/27/15		2,300,000		2,548,977
Qatari Diar Finance Q.S.C., 3.500%, 07/21/15		900,000		918,450
Resona Bank Ltd., 5.850%, 04/15/49 (a)[5,6]		500,000		497,212
Royal Bank of Scotland Group PLC, 0.784%, 04/08/11, (11/15/10) (a)[4]		3,700,000		3,702,235
Royal Bank of Scotland Group PLC, 1.450%, 10/20/11 (a)		4,200,000		4,236,490
Royal Bank of Scotland Group PLC, 2.625%, 05/11/12 (a)		2,500,000		2,553,078
Royal Bank of Scotland Group PLC, 3.000%, 12/09/11 (a)		4,000,000		4,104,052
Royal Bank of Scotland Group PLC, 3.950%, 09/21/15		900,000		928,335
Royal Bank of Scotland Group PLC, 4.875%, 08/25/14 (a)		200,000		214,244
Royal Bank of Scotland Group PLC, 6.990%, 10/29/49 (a)[6]		2,600,000		2,148,250
Santander SA US Debt Unipersonal, 1.089%, 03/30/12, (12/30/10) (a)[4]		8,100,000		7,996,684
Santander SA US Debt Unipersonal, 2.991%, 10/07/13 (a)		3,700,000		3,724,897
SLM Corp., 0.492%, 03/15/11, (12/15/10)[4]		4,500,000		4,466,074
SLM Corp., EMTN, Series 21, 3.125%, 09/17/12	EUR	1,100,000		1,478,125
State Bank of India, 4.500%, 07/27/15 (a)		2,900,000	[2]	3,031,190
State Street Capital, 1.292%, 06/15/37, (12/15/10)[4]		300,000		222,796
State Street Capital Trust III, 8.250%, 03/15/42[5,6]		2,000,000		2,037,700
Swedbank AB, 3.625%, 12/02/11	EUR	200,000		284,585

The accompanying notes are an integral part of these financial statements.

10

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount		Value
Financials - 23.5% (continued)
Temasek Financial I, Ltd., 4.300%, 10/25/19 (a)	$900,000		$977,157
TNK- BP Finance SA, 6.125%, 03/20/12 (a)	400,000		419,000
TransCapitalInvest, Ltd., 8.700%, 08/07/18 (a)	600,000		755,435
UBSAG, 5.750%, 04/25/18	1,300,000		1,476,831
UBS AG, 5.875%, 12/20/17	1,400,000		1,607,116
UBS AG, Series MTN, 1.439%, 02/23/12, (11/23/10)[4]	1,700,000		1,714,069
USB Capital IX, 6.189%, 03/29/49[5],[6]	300,000		238,500
Wachovia Corp., 0.419%, 10/15/11, (01/18/11)[4]	3,500,000		3,503,392
Wachovia Corp., 5.750%, 02/01/18	4,400,000		5,000,301
Wachovia Corp., Series MTN, 0.477%, 08/01/13, (02/01/11)[4]	300,000		295,340
Wells Fargo & Co., Series K, 7.980%, 02/28/49[5,6]	21,200,000		22,366,000
Westpac Banking Corp., 3.585%, 08/14/14 (a)	5,400,000		5,816,972
Total Financials			335,303,191
Industrials - 6.3%
Altria Group, Inc., 4.125%, 09/11/15	1,200,000		1,297,357
Amgen, Inc., 6.150%, 06/01/18	4,900,000		5,955,534
AstraZeneca PLC, 5.900%, 09/15/17	800,000		958,946
AstraZeneca PLC, 6.450%, 09/15/37	700,000		857,205
AT&T, Inc., 4.950%, 01/15/13	1,700,000		1,847,364
AT&T, Inc., 5.500%, 02/01/18	1,700,000		1,982,144
AT&T, Inc., 6.300%, 01/15/38	1,200,000		1,325,095
Chesapeake Energy Corp., 2.250%, 12/15/38[1][4]	400,000		306,500
Codelco, Inc., 6.150%, 10/24/36 (a)	300,000		343,310
Comcast Corp., 5.875%, 02/15/18	600,000		694,263
Comcast Corp., 6.450%, 03/15/37	600,000		661,657
Corp Nacional del Cobre de Chile, 7.500%, 01/15/19 (a)	1,500,000		1,898,170
Corporacion Geo S.A.B. de C.V., 8.875%, 09/25/14 (a)	3,000,000		3,401,250
GAZ Capital, 6.212%, 11/22/16 (a)	400,000		426,500
GAZ Capital, 8.625%, 04/28/34	5,500,000		6,847,500
Gerdau, S.A., 5.750%, 01/30/21 (a)	400,000	[2]	414,458
IBM Corp., 5.700%, 09/14/17	9,000,000		10,766,889
NGPL Pipeco LLC, 6.514%, 12/15/12 (a)	1,800,000		1,943,033
Noble Group, 4.875%, 08/15/15 (a)	1,000,000		1,059,075
Peabody Energy Corp., 7.875%, 11/01/26	700,000		794,500
Petrobras International Finance Co., 5.875%, 03/01/18	2,300,000		2,583,857
Petroleos Mexicanos, 8.000%, 05/03/19	5,100,000		6,579,510
Philip Morris International, Inc., 5.650%, 05/16/18	1,000,000		1,183,022
Qtel International Finance, Ltd., 4.750%, 02/16/21 (a)	200,000		198,797
Qwest Capital Funding, Inc., 7.250%, 02/15/11	1,813,000		1,842,461
Ras Laffan Liquefied Natural Gas Co., Ltd., 5.298%, 09/30/20 (a)	865,170		940,535
Rohm & Haas Holdings, 6.000%, 09/15/17	1,100,000		1,232,084

The accompanying notes are an integral part of these financial statements.

11

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount			Value
Industrials - 6.3% (continued)
Shell International Finance, B.V., 5.500%, 03/25/40		$600,000		$663,539
Sonat, Inc., 7.625%, 07/15/11		1,300,000		1,354,239
Sydney Airport Finance Co., Proprietary Ltd., 5.125%, 02/22/21 (a)		300,000		304,684
Tennessee Gas Pipeline Co., 7.000%, 10/15/28		6,145,000		6,601,690
Time Warner, Inc., 5.875%, 11/15/16		1,200,000		1,409,561
Total Capital SA, 4.450%, 06/24/20		500,000		547,613
Transocean, Inc., Series B, 1.500%, 12/15/37[1][4]		6,800,000	[2]	6,698,000
United Airlines, Inc., 10.400%, 11/01/16		487,262		550,606
UnitedHealth Group, Inc., 4.875%, 02/15/13		1,600,000		1,721,069
Vale Overseas, Ltd., 6.250%, 01/23/17		500,000		579,194
Vale Overseas, Ltd., 6.875%, 11/01/36		500,000		571,013
Verizon Wireless Capital LLC, 5.250%, 02/01/12		9,300,000		9,839,707
Total Industrials				89,181,931
Utilities - 0.8%
Enel Finance International SA, 6.800%, 09/15/37 (a)		5,800,000		6,539,534
Entergy Corp., 3.625%, 09/15/15		2,200,000		2,249,045
Majapahit Holding, B.V., 7.750%, 01/20/20		700,000		861,000
NRG Energy, Inc., 8.250%, 09/01/20 (a)		1,500,000		1,597,500
Total Utilities				11,247,079
Total Corporate Bonds (cost $416,147,340)				435,732,201
Foreign Government and Agency Obligations - 1.6%
Banco Nacional de Desenvolvimento Economico e Social, 4.125%, 09/15/17 (a)	EUR	400,000		563,120
Brazil Notas do Tesouro Nacional, Series F, 10.000%, 01/01/12	BRL	6,400	[15]	38,289
Brazil Notas do Tesouro Nacional, Series F, 10.000%, 01/01/17	BRL	150,000	[15]	842,449
Canada Government, 2.000%, 12/01/14	CAD	4,000,000		3,955,211
Canada Government, 2.500%, 09/01/13	CAD	3,200,000		3,220,237
Canada Government, 4.500%, 06/01/15	CAD	400,000		437,447
Canada Housing Trust, 3.350%, 12/15/20	CAD	2,500,000		2,491,323
Export-Import Bank of China, 4.875%, 07/21/15 (a)		300,000		334,873
Export-Import Bank of Korea, 4.000%, 01/29/21		400,000		393,246
Export-Import Bank of Korea, 5.125%, 06/29/20		700,000		759,955
Export-Import Bank of Korea, 8.125%, 01/21/14		1,000,000		1,177,444
Korea Finance Corp., 3.250%, 09/20/16		800,000		799,896
Korea Housing Finance, 4.125%, 12/15/15 (a)		500,000		528,382
Ontario Province, 4.200%, 06/02/20	CAD	1,600,000		1,655,927
Ontario Province, 4.700%, 06/02/37	CAD	2,600,000		2,733,301
Ontario Province, Series MTN, 4.600%, 06/02/39	CAD	700,000		729,218
Panama Government, 7.250%, 03/15/15		200,000		243,000
Societe Financement de l’Economie Francaise, 0.489%, 07/16/12, (01/18/11) (a)[4]		1,000,000		1,002,940
United Mexican States, 6.050%, 01/11/40		800,000		924,000
Total Foreign Government and Agency Obligations (cost $21,702,983)				22,830,258

The accompanying notes are an integral part of these financial statements.

12

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
U.S. Government and Agency Obligations - 76.2%
Federal Home Loan Mortgage Corporation - 7.6%
FHLMC, 0.406%, 07/15/19 to 08/15/19, (11/15/10)[4]	$4,748,100	$4,740,853
FHLMC, 0.515%, 11/26/12	800,000	801,642
FHLMC, 0.556%, 05/15/36, (11/15/10)[4]	1,226,406	1,229,457
FHLMC, 0.756%, 09/15/30, (11/15/10)[4]	42,452	42,458
FHLMC, 0.875%, 10/28/13	1,900,000	1,914,070
FHLMC, 2.500%, 01/07/14 to 04/23/14	2,700,000	2,859,343
FHLMC, 2.813%, 07/01/30, (07/01/11)[4]	2,750	2,893
FHLMC, 3.128%, 11/01/34, (06/01/11)[4]	1,957,439	2,053,880
FHLMC, 3.500%, 05/29/13	900,000	968,551
FHLMC, 4.375%, 07/17/15	1,800,000	2,055,200
FHLMC, 4.500%, 01/15/13 to 09/01/40	11,213,091	12,058,457
FHLMC, 4.875%, 11/15/13	300,000	338,737
FHLMC, 4.991%, 08/01/35, (08/01/15)[4]	199,228	211,436
FHLMC, 5.000%, 02/16/17 to 04/18/17	2,000,000	2,367,561
FHLMC, 5.250%, 04/18/16	500,000	596,111
FHLMC, 5.500%, 07/18/16 to 08/01/37	2,329,688	2,586,288
FHLMC, 5.500%, TBA	30,000,000	32,142,180
FHLMC, 6.000%, 02/01/16 to 09/01/16	101,041	109,647
FHLMC, 6.500%, 01/01/26 to 08/15/31	6,838,055	7,398,398
FHLMC, 7.000%, 11/15/20	21,184	23,038
FHLMC, 7.500%, 08/15/30	285,915	323,161
FHLMC Gold Pool, 5.500%, 07/01/38	1,163,687	1,249,612
FHLMC Gold Pool, 6.000%, 05/01/16 to 02/01/38	29,156,522	31,641,882
FHLMC Structured Pass Through Securities, 1.570%, 02/25/45, (12/01/10)[4]	162,010	164,268
Total Federal Home Loan Mortgage Corporation		107,879,123
Federal National Mortgage Association - 31.5%
FNMA, 0.316%, 12/25/36, (11/25/10)[4]	521,685	515,510
FNMA, 0.500%, 10/30/12	2,200,000	2,199,736
FNMA, 0.566%, 04/25/37, (11/25/10)[4]	1,093,439	1,093,068
FNMA, 0.706%, 09/25/35, (11/25/10)[4]	1,959,843	1,960,583
FNMA, 0.750%, 12/18/13	35,200,000	35,282,192
FNMA, 1.000%, 09/23/13	1,700,000	1,719,120
FNMA, 1.125%, 09/30/13	9,400,000	9,539,364
FNMA, 1.570%, 07/01/44, (11/01/10)[4]	229,776	231,120
FNMA, 1.625%, 10/26/15	6,800,000	6,873,018
FNMA, 1.750%, 02/22/13	300,000	308,820
FNMA, 2.500%, 05/15/14	300,000	317,314
FNMA, 2.684%, 06/01/35, (06/01/11)[4]	3,368,875	3,528,757
FNMA, 2.698%, 05/25/35, (11/25/10)[4]	217,829	234,021
FNMA, 2.750%, 02/05/14 to 03/13/14	1,300,000	1,386,430
FNMA, 2.761%, 09/01/35, (07/01/11)[4]	1,613,834	1,694,043

The accompanying notes are an integral part of these financial statements.

13

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount		Value
Federal National Mortgage Association - 31.5% (continued)
FNMA, 3.000%, 09/16/14	$900,000		$970,016
FNMA, 3.500%, 07/01/11	109,726		112,094
FNMA, 3.907%, 05/01/36, (11/01/10)[4]	1,325,180		1,331,144
FNMA, 4.000%, 03/01/40 to 10/01/40	3,983,344		4,111,303
FNMA, 4.000%, TBA	61,600,000		63,525,000
FNMA, 4.111%, 05/01/36, (11/01/10)[4]	737,320		751,322
FNMA, 4.125%, 04/15/14	6,200,000		6,907,761
FNMA, 4.375%, 10/15/15	300,000		342,914
FNMA, 4.500%, 02/01/39 to 09/01/40	5,670,713		5,962,814
FNMA, 4.500%, TBA	153,000,000		160,574,590
FNMA, 4.625%, 10/15/13	3,100,000		3,464,182
FNMA, 4.875%, 12/15/16	300,000		353,020
FNMA, 5.000%, 03/15/16 to 03/01/35	40,946,859		43,963,888
FNMA, 5.015%, 05/01/35, (05/01/15)[4]	225,524		240,671
FNMA, 5.375%, 06/12/17	900,000		1,087,390
FNMA, 5.500%, 02/01/17 to 10/01/38	32,084,439		34,530,768
FNMA, 6.000%, 03/01 /17 to 08/01/39	43,848,342		47,721,172
FNMA, 6.500%, 07/01/36 to 10/01/37	5,632,273		6,224,688
FNMA, 7.200%, 05/25/23	613,885		708,172
FNMA Whole Loan, 6.500%, 12/25/42	291,961		334,443
Total Federal National Mortgage Association			450,100,448
Government National Mortgage Association - 0.7%
GNMA, 3.125%, 11/20/24 to 11/20/29, (01/01/11)[4]	312,837		322,925
GNMA, 3.375%, 04/20/21 to 03/20/24, (04/01/11)[4]	42,224		43,663
GNMA, 3.625%, 08/20/25, (10/01/11)[4]	23,738		24,550
GNMA, 6.000%, TBA	2,000,000		2,195,000
GNMA, 6.500%, 06/20/28	770,939		817,007
GNMA, 6.750%, 10/16/40[5]	5,649,938		6,431,407
Total Government National Mortgage Association			9,834,552
United States Treasury Securities - 36.4%
U.S. Treasury Inflation Linked Bonds, 1.250%, 07/15/20	600,546		645,727
U.S. Treasury Inflation Linked Bonds, 1.750%, 01/15/28	625,164		693,199
U.S. Treasury Inflation Linked Bonds, 2.000%, 01/15/26	4,179,202		4,787,472
U.S. Treasury Inflation Linked Bonds, 2.375%, 01/15/25 to 04/15/29	8,063,161		9,653,317
U.S. Treasury Inflation Linked Bonds, 2.500%, 01/15/29	5,083,450		6,269,719
U.S. Treasury Inflation Linked Bonds, 3.625%, 04/15/28	134,959		188,025
U.S. Treasury Inflation Linked Bonds, 3.875%, 04/15/29	2,257,277		3,275,345
U.S. Treasury Notes, 0.500%, 10/15/13[7]	139,800,000	[2]	139,810,904
U.S. Treasury Notes, 0.750%, 08/15/13[7,13]	31,400,000		31,660,022
U.S. Treasury Notes, 0.750%, 09/15/13	33,100,000	[2]	33,366,356
U.S. Treasury Notes, 1.000%, 07/15/13	14,900,000		15,123,440
U.S. Treasury Notes, 1.125%, 06/15/13	2,000,000		2,036,094

The accompanying notes are an integral part of these financial statements.

14

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
United States Treasury Securities - 36.4% (continued)
U.S. Treasury Notes, 1.250%, 10/31/15	$6,800,000	$6,824,439
U.S. Treasury Notes, 1.750%, 07/31/15	3,400,000	3,501,752
U.S. Treasury Notes, 1.875%, 06/30/15[13]	18,700,000	19,380,792
U.S. Treasury Notes, 1.875%, 08/31/17	5,500,000	5,507,733
U.S. Treasury Notes, 1.875%, 09/30/17[7,13]	36,000,000	35,994,383
U.S. Treasury Notes, 2.125%, 11/30/14 to 05/31/15	29,200,000	30,612,106
U.S. Treasury Notes, 2.375%, 07/31/17	22,600,000	23,380,401
U.S. Treasury Notes, 2.500%, 04/30/15	22,400,000	23,868,252
U.S. Treasury Notes, 2.500%, 06/30/17[7,13]	36,200,000	37,789,397
U.S. Treasury Notes, 2.750%, 11/30/16 to 05/31/17	43,200,000	45,997,198
U.S. Treasury Notes, 3.000%, 02/28/17	6,700,000	7,227,625
U.S. Treasury Notes, 3.125%, 10/31 /16 to 04/30/17	11,000,000	11,939,845
U.S. Treasury Notes, 3.250%, 12/31/16	14,500,000	15,876,369
U.S. Treasury Notes, 9.875%, 11/15/15	2,400,000	3,423,564
Total United States Treasury Securities		518,833,476
Total U.S. Government and Agency Obligations (cost $1,071,618,084)		1,086,647,599
Asset-Backed Securities - 2.0%
Ally Autos Receivable Trust, Series 2009-A, Class A2, 1.320%, 03/15/12 (a)	635,810	637,455
Amortizing Residential Collateral Trust, 0.836%, 07/25/32, (11/26/10)[4]	77,398	70,717
Bear Stearns Asset Backed Securities, Inc., 0.336%, 10/25/36, (11/26/10)[4]	242,175	226,467
Countrywide Asset-Backed Certificates, 0.306%, 05/25/37, (11/26/10)[4]	97,483	96,507
EMC Mortgage Loan Trust, Class A, 0.626%, 05/25/40, (11/26/10) (a)[4]	905,508	728,920
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF15, Class A3, 0.306%, 11/25/36, (11/26/10)[4]	295,244	292,257
First NLC Trust, 0.326%, 08/25/37, (11/26/10) (a)[4]	927,739	659,764
Fremont Home Loan Trust, 0.316%, 01/25/37, (11/26/10)[4]	234,752	212,041
HSI Asset Securitization Corp. Trust, 0.306%, 12/25/36, (11/26/10)[4]	103,485	101,453
Long Beach Mortgage Loan Trust, 0.536%, 10/25/34, (11/26/10)[4]	55,661	47,384
Morgan Stanley ABS Capital I, 0.296%, 10/25/36, (11/26/10)[4]	46,365	46,276
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class 1, 0.306%, 11/25/36, (11/26/10)[4]	31,989	31,819
Park Place Securities, Inc., Series 2005-WCW1, Class A1 B, 0.516%, 09/25/35, (11 /26/10)[4]	1,587,551	1,450,982
Securitized Asset Backed Receivables LLC Trust, Series 2007-NC2, Class A2A, 0.296%, 01/25/37, (11/26/10)[4]	474,248	451,083
Securitized Asset Backed Receivables LLC Trust, 0.316%, 12/25/36, (11 /26/10)[4]	499,833	195,855
Structured Asset Securities Corp., 0.306%, 10/25/36, (11/26/10)[4]	165,398	164,445
Structured Asset Securities Corp., 0.546%, 01/25/33, (11/26/10)[4]	60,277	54,909
U.S. Small Business Administration Participation Certificates, Series 2009-20E, Class 1, 4.430%, 05/01/29	5,086,167	5,561,345
U.S. Small Business Administration Participation Certificates, Series 2008-10E, Class 1, 5.110%, 09/01/18	3,036,600	3,332,495
U.S. Small Business Administration Participation Certificates, Series 2003-20I, Class 1,5.130%, 09/01/23	98,211	107,068

The accompanying notes are an integral part of these financial statements.

15

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount		Value
Asset-Backed Securities - 2.0% (continued)
U.S. Small Business Administration Participation Certificates, Series 2007-20K, Class 1, 5.510%, 11/01/27		$4,286,093	$4,822,942
U.S. Small Business Administration Participation Certificates, Series 2008-20I, 5.600%, 09/01/28		8,388,314	9,435,676
U.S. Small Business Administration Surety Bonds, 6.344%, 08/01/11		103,548	107,113
Total Asset-Backed Securities (cost $27,438,340)			28,834,973
Mortgage-Backed Securities - 5.3%
American Home Mortgage Investment Trust, 2.503%, 02/25/45, (12/01/10)[4]		634,239	556,045
Arran Residential Mortgages Funding PLC, Series 2010 1 A, Class A2B, 0.359%, 04/12/56, (01/12/11) (a)[4]	EUR	2,000,000	2,784,312
Arran Residential Mortgages Funding PLC, Series 2010 1A, Class A1B, 2.203%, 05/16/47, (02/16/11) (a)[4]	EUR	1,000,000	1,392,020
Bank of America Funding Corp., 2.886%, 05/25/35[5]		966,137	945,588
Bear Stearns Adjustable Rate Mortgage Trust, 2.962%, 04/25/33[5]		378,863	374,939
Bear Stearns Adjustable Rate Mortgage Trust, 3.590%, 11 /25/30[5]		22,177	22,349
Bear Stearns Adjustable Rate Mortgage Trust, 5.662%, 02/25/33[5]		67,753	68,187
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A2, 2.400%, 08/25/35, (12/01/10)[4]		13,665,625	12,957,220
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1, 2.760%, 03/25/35, (12/01/10)[4]		10,646,252	10,168,369
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A2, 2.934%, 03/25/35, (12/25/10)[4]		6,539,208	6,280,229
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 13A1, 5.382%, 02/25/36[5]		347,520	307,579
Bear Stearns Alt-A Trust, 2.879%, 05/25/35[5]		1,468,725	1,145,999
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1, 2.990%, 09/25/35[5]		724,892	555,718
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4, 5.700%, 06/13/50		2,800,000	3,008,202
Bear Stearns Mortgage Funding Trust, 0.326%, 02/25/37, (11/26/10)[4]		93,689	93,450
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1, 2.510%, 08/25/35, (10/25/11)[4]		7,350,822	6,928,948
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class 2A1, 2.670%, 12/25/35, (12/01/10)[4]		397,783	383,921
Countrywide Alternative Loan Trust, 0.436%, 05/25/47, (11/26/10)[4]		1,438,208	786,848
Countrywide Home Loans, Inc., 2.608%, 02/20/36, (09/20/11)[4]		444,244	351,451
Greenpoint Mortgage Funding Trust, 0.336%, 10/25/46, (11/26/10)[4]		522,525	475,485
Greenpoint Mortgage Funding Trust, 0.336%, 01/25/47, (11/26/10)[4]		593,349	557,437
GS Mortgage Securities Corp., 0.347%, 03/06/20, (11/08/10) (a)[4]		2,208,339	2,146,414
GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1, 5.196%, 11/25/35[5]		1,585,783	1,556,678
IndyMac Index Mortgage Loan Trust, Series 2005-AR31, Class 1A1, 2.687%, 01/25/36[5]		1,699,776	1,063,570
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A3, 4.070%, 11/15/43 (a)		2,000,000	2,003,892
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9, Class A3, 5.336%, 05/15/47		2,100,000	2,213,462
JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1, 5.017%, 02/25/35[5]		881,233	900,440
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A, 0.466%, 02/25/36, (11/25/10)[4]		882,856	671,267
MLCC Mortgage Investors, Inc., Series 2005-3, Class 4A, 0.506%, 11/25/35, (11/25/10)[4]		212,628	179,435
Morgan Stanley Capital I, Series 2007-IQ16, Class A4, 5.809%, 12/12/49		3,000,000	3,154,723
Prime Mortgage Trust, 0.656%, 02/25/19, (11/25/10)[4]		26,719	25,864
Prime Mortgage Trust, 0.656%, 02/25/34, (11/25/10)[4]		210,016	190,630
Structured Asset Mortgage Investments, Inc., 0.916%, 09/19/32, (11/19/10)[4]		393,073	345,840
Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A2, 0.506%, 07/19/35,(11/19/10)[4]		942,011	813,523

The accompanying notes are an integral part of these financial statements.

16

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Mortgage-Backed Securities - 5.3% (continued)
Structured Asset Securities Corp., 2.336%, 01/25/32[5]	$23,108	$20,595
Structured Asset Securities Corp., 2.843%, 10/25/35 (a)[5]	804,937	649,085
Thornburg Mortgage Securities Trust, 0.366%, 11/25/46, (11/26/10)[4]	955,442	931,344
Wachovia Bank Commercial Mortgage Trust, 0.336%, 06/15/20, (11/15/10) (a)[4]	2,538,079	2,240,157
Wachovia Bank Commercial Mortgage Trust, Series 2006-WL7A, Class A1, 0.346%, 09/15/21, (11/15/10) (a)[4]	4,344,645	4,028,925
Washington Mutual Mortgage Pass-Through, 1.553%, 11/25/42, (12/01/10)[4]	166,109	145,706
Washington Mutual Mortgage Pass-Through, Series 2005-AR13, Class A1 A1, 0.546%, 10/25/45,(11/25/10)[4]	335,528	273,584
Washington Mutual MSC Mortgage Pass-Through, 2.204%, 02/25/31[5]	3,574	3,329
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR2, Class 2A1, 4.339%, 03/25/36[5]	1,847,749	1,644,357
Total Mortgage-Backed Securities (cost $78,976,022)		75,347,116
Municipal Bonds - 2.7%
Buckeye Tobacco Settlement Financing Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007 A-2, 5.875%, 06/01/30	1,000,000	839,910
California Infrastructure & Economic Development Bank Revenue, UCSF Neurosciences Building 19A, Taxable Build America, Series 2010 B, 6.486%, 05/15/49	1,000,000	1,056,400
California State General Obligation, 5.650%, 04/01/39	1,200,000	1,293,444
California State General Obligation, 7.500%, 04/01/34	1,300,000	1,357,291
California State General Obligation, 7.550%, 04/01/39	1,300,000	1,359,462
California State General Obligation, 7.950%, 03/01/36	1,100,000	1,154,417
California State University Systemwide Revenue, Series 2009 A, 5.250%, 11/01/38	500,000	526,590
California State University Systemwide Revenue, Taxable Build America, Series 2010 B, 6.434%, 11/01/30	700,000	745,437
Calleguas-Las Virgenes, CA Public Financing Authority Water Revenue, Calleguas Municipal Water District, Taxable Build America, Series 2010 B, 5.944%, 07/01/40	1,000,000	1,033,930
Chicago, IL Transit Authority, Sales & Transfer Tax Receipts Revenue, Taxable Build America, Series 2010 B, 6.200%, 12/01/40	1,000,000	963,510
Chicago, IL Transit Authority, Sales & Transfer Tax Receipts Revenue, Pension Funding, Series 2008 A, 6.300%, 12/01/21	100,000	111,636
Chicago, IL Transit Authority, Sales & Transfer Tax Receipts Revenue, Retiree Health Care, Series 2008 B, 6.300%, 12/01/21	200,000	223,272
Chicago, IL Transit Authority, Sales & Transfer Tax Receipts Revenue, Pension Funding, Series 2008 A, 6.899%, 12/01/40	1,600,000	1,667,824
Chicago, IL Transit Authority, Sales & Transfer Tax Receipts Revenue, Retiree Health Care, Series 2008 B, 6.899%, 12/01/40	1,700,000	1,772,063
Clark County, NV Airport System Revenue, Taxable Build America, Series 2010 C, 6.820%, 07/01/45	800,000	854,640
Illinois Municipal Electric Agency Power Supply System Revenue, Taxable Build America, Series 2009 C, 6.832%, 02/01/35	800,000	871,456
Illinois State General Obligation, 4.071%, 01/01/14	1,200,000	1,238,772
Illinois State General Obligation, Taxable Build America, Series 2010-3, 6.725%, 04/01/35	400,000	389,484
Los Angeles, CA Unified School District General Obligation, Series A-1, 4.500%, 07/01/22 (AGM Insured)[1][1]	3,600,000	3,736,188
Los Angeles, CA Unified School District General Obligation, Taxable Build America, Series 2010 RY, 6.758%, 07/01 /34	4,000,000	4,375,360
Los Angeles, CA Wastewater System Revenue, Series 2010 A, 5.713%, 06/01/39	1,000,000	981,470
New York City Municipal Finance Authority, Water and Sewer System General Resolution, Taxable Build America, Fiscal 2010 Series GG, 5.724%, 06/15/42	5,000,000	5,121,100

The accompanying notes are an integral part of these financial statements.

17

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount		Value
Municipal Bonds - 2.7% (continued)
North Carolina Turnpike Authority State Annual Appropriation Revenue, Triangle Expressway System,
Taxable Build America, Series 2009 B, 6.700%, 01/01/39	$900,000		$967,104
Public Power Generation Agency Revenue, Whelan Energy Center Unit 2, Taxable Build America,
Series 2009 A, 7.242%, 01/01/41	1,200,000		1,246,524
San Francisco, CA Bay Area Toll Authority Subordinate Toll Bridge Revenue, Series 2010 S-1, 7.043%, 04/01/50	900,000		944,433
Texas State Transportation Commission Mobility Fund, Series 2005 A, 4.750%, 04/01/35	700,000		716,464
Truckee Meadows Water Authority, NV Water Revenue, Series 2005 A, 5.000%, 07/01/36 (NATL-RE)[1][1]	200,000		201,640
University of California General Revenue, Taxable Build America, Series 2009 R, 6.270%, 05/15/31	2,500,000		2,536,175
Total Municipal Bonds (cost $36,556,528)			38,285,996

	Shares
Municipal Bond Funds - 0.5%
Dreyfus Municipal Income, Inc.	37,500		352,875
DWS Municipal Income Trust	55,000		698,500
Invesco Van Kampen Advantage Municipal Income Trust II	61,796	[2]	781,719
Invesco Van Kampen Trust for Investment Grade Municipals	55,000		825,000
MFS Municipal Income Trust	53,800	[2]	388,974
Nuveen Performance Plus Municipal Fund	55,000		823,900
Nuveen Premium Income Municipal Fund II	55,000		799,700
Nuveen Premium Income Municipal Fund IV	55,000		733,700
Nuveen Quality Income Municipal Fund	55,000		812,350
Putnam Municipal Opportunities Trust	33,648	[2]	412,188
Total Municipal Bond Funds (cost $6,544,612)			6,628,906
Preferred Stocks - 0.8%
Bank of America Corp., Series L, 7.250%. Exercise Price $50.00, Expiration Date 12/31/49[1][4]	7,000		6,629,000
DG Funding Trust, 0.643%, 12/31/10 (a)[5],[9]	573		4,405,898
Total Preferred Stocks (cost $12,745,273)			11,034,898
Short-Term Investments - 16.0%
Other Investment Companies - 12.0%[1]
BNY Institutional Cash Reserves Fund, Series B*[3,10]	643,217		511,523
BNY Mellon Overnight Government Fund, 0.21%[3]	164,600,000		164,600,000
Dreyfus Cash Management Fund, Institutional Class Shares, 0.16%[12]	6,715,090		6,715,090
Total Other Investment Companies			171,826,613

	Principal Amount
Repurchase Agreements - 4.0%
TD Securities LLC, dated 10/28/10, due 11/01/10, 0.23%, total to be received $39,600,759 (secured by $40,750,154 U.S. Treasury Bonds, 6.125%, 11/15/27)	$39,600,000		39,600,000
Barclays Capital, Inc., dated 10/29/10, due 11/01/10, 0.23%, total to be received $17,500,335 (secured by $17,928,706 U.S. Treasury Notes, 3.375%, 11/15/19)	17,500,000		17,500,000
Total Repurchase Agreements			57,100,000
Total Short-Term Investments (cost $229,058,307)			228,926,613
Total Investments - 135.7% (cost $1,900,787,489)			1,934,268,560
Other Assets, less Liabilities - (35.7)%			(508,927,936)
Net Assets - 100.0%			$1,425,340,624

The accompanying notes are an integral part of these financial statements.

18

Managers PIMCO Bond Fund

Notes to Schedule of Portfolio Investments

Note: Based on the cost of investments of $1,900,938,382 for Federal income tax purposes at October 31, 2010, the aggregate gross unrealized appreciation and depreciation were $55,152,084 and $21,821,906, respectively, resulting in net unrealized appreciation of investments of $33,330,178.

*	Non-income-producing security.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2010, the value of these securities amounted to $155,743,290, or 10.9 % of net assets.
[1]

Yield shown for each investment company listed represents the October 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these securities, amounting to a market value of $162,064,988, or 11.4% of net assets, were out on loan to various brokers.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]	Floating Rate Security. The rate listed is as of October 31, 2010. Date in parentheses represents the security’s next coupon rate reset.
[5]	Variable Rate Security. The rate listed is as of October 31, 2010, and is periodically reset subject to terms and conditions set forth in the debenture.
[6]	Perpetuity Bond. The date shown is the final call date.
[7]	Some or all of this security is held as collateral for futures contracts, amounting to a market value of $1,875,559, or 0.1% of net assets.
[8]

Illiquid Security. A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a current sale. The Fund may not invest more than 15% of its net assets in illiquid securities.

[9]	Security is in default. Issuer has failed to make a timely payment of either principal or interest or has failed to comply with some provision of the bond indenture.
[10]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being fair valued daily. (See Note 4 in the Notes to Financial Statements.)

[11]	Securities in the portfolio were backed by insurance of financial institutions and financial guaranty assurance agencies amounted to $3,937,828, or 0.3% of net assets.
[12]	Collateral received from brokers for swap contracts in the amount of $2,720,000, or 0.2% of net assets, were invested in this short-term investment.
[13]	Collateral segregated with brokers for swap contracts, amounting to a market value of $ 1,315,259, or 0.1 % of net assets.
[14]

Convertible Security. A corporate bond or preferred stock, usually a junior debenture, that can be converted, at the option of the holder, for a specific number of shares of the company’s preferred stock or common stock. Convertible Bonds and Convertible Preferred Stocks at October 31, 2010, amounted to $7,004,500, or 0.5% of net assets, and $6,629,000, or 0.5% of net assets, respectively.

[15]	Principal amount is stated in BRL Units.

Investment Definitions and Abbreviations:

AGM:	Assured Guaranty Municipal Corp.
EMTN:	European Medium Term Note
FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
GMTN:	Global Medium Term Note
GNMA:	Government National Mortgage Association
MTN:	Medium Term Note
NATL-RE:	National Public Finance Guarantee Corp.
TBA:	To Be Announced

Abbreviations have been used throughout the portfolio to indicate amounts shown in currencies other than the U.S. dollar (USD):

BRL:	Brazilian Real
CAD:	Canadian Dollar
EUR:	Euro
GBP:	British Pound

The accompanying notes are an integral part of these financial statements.

19

Managers PIMCO Bond Fund

Notes to Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s net assets by the above fair value hierarchy levels as of October 31, 2010: (See Note 1 (a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers PIMCO Bond Fund
Investments in Securities
Corporate Bonds†	—	$435,732,201	—	$435,732,201
Foreign Government and Agency Obligations	—	22,830,258	—	22,830,258
U.S. Government and Agency Obligations
Federal Home Loan Mortgage Corporation	—	107,879,123	—	107,879,123
Federal National Mortgage Association	—	450,100,448	—	450,100,448
Government National Mortgage Association	—	9,834,552	—	9,834,552
United States Treasury Securities	—	518,833,476	—	518,833,476
Asset-Backed Securities	—	28,834,973	—	28,834,973
Mortgage-Backed Securities	—	75,347,116	—	75,347,116
Municipal Bonds	—	38,285,996	—	38,285,996
Municipal Bond Funds	$6,628,906	—		6,628,906
Preferred Stocks	—	11,034,898	—	11,034,898
Short-Term Investments
Other Investment Companies	171,315,090	511,523	—	171,826,613
Repurchase Agreements	—	57,100,000	—	57,100,000

Total Investments in Securities	$177,943,996	$1,756,324,564	—	$1,934,268,560

Derivatives‡
Credit Contracts	—	$1,762,322	—	$1,762,322
Foreign Exchange Contracts	—	(2,140,557)	—	(2,140,557)
Interest Rate Contracts	$1,017,453	4,041,505	—	5,058,958

Total Derivatives	$1,017,453	$3,663,270	—	$4,680,723

[1]	All corporate bonds held in the Fund are Level 2 securities. For a detailed break-out of the corporate bonds by major industry classification, please refer to the Schedule of Portfolio Investments.
[2]

Derivative instruments, such as futures, forwards, options and swap contracts, are not reflected in the Schedule of Portfolio Investments and are valued at the unrealized appreciation/depreciation of the instrument.

As of October 31, 2010, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

20

Managers PIMCO Bond Fund

Notes to Schedule of Portfolio Investments (continued)

The following schedule is the fair values of derivative instruments at October 31, 2010:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on swap contracts	$1,766,427	Unrealized depreciation on swap contracts	$4,105
Interest rate contracts	Unrealized appreciation on swap contracts	2,789,169	Unrealized depreciation on swap contracts	1,236,093
Interest rate contracts	—	—	Options written	1,864,113
Interest rate contracts	Variation margin receivable on futures contracts*	66,794	Variation margin payable on futures contracts*	—
Foreign exchange contracts	Unrealized appreciation of foreign currency contracts	2,546,273	Unrealized depreciation of foreign currency contracts	4,686,829

	Totals	$7,168,663		$7,791,140

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

For the fiscal year ended October 31, 2010, the effect of derivative instruments on the Statement of Operations and the amount of realized gain/(loss) on derivatives recognized in income were as follows:

Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Options	Swaps	Total
Credit contracts	—	—	$8,250	($62,065)	($53,815)
Foreign exchange contracts	—	$4,649,863	199,527	—	4,849,390
Interest rate contracts	$24,465,914	—	6,065,155	4,075,698	34,606,767

Totals	$24,465,914	$4,649,863	$6,272,932	$4,013,633	$39,402,342

The change in unrealized gain/ (loss) on derivatives recognized in income were as follows:

Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Options	Swaps	Total
Credit contracts	—	—	—	$1,590,383	$1,590,383
Foreign exchange contracts	—	($2,061,791)	—	—	(2,061,791)
Interest rate contracts	($3,095,687)	—	$744,568	(2,806,025)	(5,157,144)

Totals	($3,095,687)	($2,061,791)	$744,568	($1,215,642)	($5,628,552)

At October 31, 2010, the Fund had the following TBA sale commitments:

(See Note 1 (i) in the Notes to the Financial Statements.)

Principal/Share Amount	Security	Current Liability
$3,000,000	FNMA, 6.000%, 11/01/40	$3,257,346

At October 31, 2010, the Fund had the following futures contracts:

(See Note 9 in the Notes to the Financial Statements.)

Type	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
90-Day Euribor	26	Long	12/19/11 - 3/12/12	($5,715)
90-Day Eurodollar	2,143	Long	3/14/11 - 9/16/13	1,035,375
90-Day Pound Sterling Interest Rate	59	Long	12/21/11 - 09/19/12	(12,207)

			Total	$1,017,453

The accompanying notes are an integral part of these financial statements.

21

Managers PIMCO Bond Fund

Notes to Schedule of Portfolio Investments (continued)

At October 31, 2010, the Fund had the following swap contracts:

(See Note 10 in the Notes to the Financial Statements.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Counterparty	Maturity	Currency	Notional Amount	Net Premiums Paid/(Received)	Unrealized Gain/(Loss)
	Interest Rate Swaps
Pay	1-YearBRL-CDI	10.575%	BRC	01/02/12	BRL	$6,700,000	($21,314)	($27,321)
Pay	1-YearBRL-CDI	10.60%	BRC	01/02/12	BRL	900,000	—	4,178
Pay	1-YearBRL-CDI	10.60%	JPM	01/02/12	BRL	600,000	—	2,785
Pay	1-YearBRL-CDI	10.61%	HUS	01/02/12	BRL	1,400,000	—	6,681
Pay	1-YearBRL-CDI	11.42%	UBS	01/02/12	BRL	27,800,000	(4,925)	164,650
Pay	1-YearBRL-CDI	11.76%	CS	01/02/12	BRL	8,200,000	30,143	58,392
Pay	1-YearBRL-CDI	11.95%	RBS	01/02/13	BRL	5,800,000	5,661	16,297
Pay	1-YearBRL-CDI	11.98%	MLC	01/02/12	BRL	5,800,000	—	124,109
Pay	1-YearBRL-CDI	12.07%	RBS	01/02/13	BRL	13,700,000	25,652	56,001
Pay	1-YearBRL-CDI	12.07%	UBS	01/02/13	BRL	4,900,000	9,223	40,402
Pay	1-YearBRL-CDI	12.08%	RBS	01/02/12	BRL	8,200,000	11,517	59,005
Pay	1-YearBRL-CDI	12.17%	JPM	01/02/13	BRL	38,200,000	120,995	317,077
Pay	1-YearBRL-CDI	12.20%	JPM	01/02/14	BRL	8,100,000	(901)	101,994
Pay	1-YearBRL-CDI	12.25%	UBS	01/02/14	BRL	7,000,000	15,790	78,267
Pay	1-YearBRL-CDI	12.48%	CS	01/02/13	BRL	64,200,000	103,296	599,705
Pay	1-YearBRL-CDI	12.54%	BRC	01/02/12	BRL	3,400,000	(439)	103,843
Pay	1-YearBRL-CDI	12.54%	UBS	01/02/12	BRL	3,400,000	(440)	103,843
Pay	1-YearBRL-CDI	12.54%	MLC	01/02/12	BRL	7,300,000	(13,841)	235,854
Pay	1-YearBRL-CDI	12.55%	RBS	01/02/13	BRL	3,700,000	15,233	30,893
Pay	1-YearBRL-CDI	14.765%	HUS	01/02/12	BRL	300,000	822	17,018
Pay	1-YearBRL-CDI	14.765%	MLC	01/02/12	BRL	1,200,000	2,114	69,244
Pay	28-DayMXNTIIE	7.33%	JPM	01/25/15	MXN	14,100,000	(810)	82,401
Pay	28-Day MXN TIIE	7.34%	BRC	01/28/15	MXN	47,500,000	(1,344)	277,707
Pay	3-Month AUD-BBR-BBSW	4.50%	DUB	06/15/11	AUD	27,000,000	1,601	(93,673)
Pay	6-Month AUD-BBR-BBSW	6.00%	UBS	09/15/12	AUD	15,300,000	—	232,028
Pay	6-Month EUR-EURIBOR-Reuters	2.00%	RBS	09/15/15	EUR	5,100,000	(41,739)	6,795
Receive	3-Month USD-LIBOR-BBA	1.45%	JPM	11/02/15	USD	2,800,000	—	(3,684)
Receive	3-Month USD-LIBOR-BBA	1.60%	JPM	11/02/15	USD	300,000	—	(2,587)
Receive	3-Month USD-LIBOR-BBA	3.25%	CS	11/02/20	USD	21,600,000	—	(1,108,828)

						Totals	$256,294	$1,553,076

Pay/Receive Fixed Rate	Reference Entity	Fixed Rate	Counterparty	Maturity	Rating‡	Currency	Notional Amount	Net Premiums Paid/(Received)	Unrealized Gain/(Loss)
	Credit Default Swaps - Sell Protection†
Receive	American International Group, Inc.	5.00%	JPM	09/20/16	A-	USD	$800,000	($57,065)	$183,525
Receive	Brazil Federative Republic Bond	1.52%	MSC	01/20/17	BBB-	USD	3,000,000	—	89,676
Receive	Brazil Federative Republic Bond	1.95%	MSC	08/20/16	BBB-	USD	3,500,000	—	186,330
Receive	Brazil Federative Republic Bond	1.00%	JPM	09/20/15	BBB-	USD	1,400,000	(15,211)	18,564
Receive	Brazil Federative Republic Bond	1.00%	UBS	09/20/15	BBB-	USD	1,000,000	(9,209)	11,604
Receive	Brazil Federative Republic Bond	1.00%	CS	06/20/15	BBB-	USD	2,200,000	(50,566)	58,078
Receive	CDX.EM.12 Index	5.00%	DUB	12/20/14	N/A	USD	1,000,000	82,012	40,676

The accompanying notes are an integral part of these financial statements.

22

Managers PIMCO Bond Fund

Notes to Schedule of Portfolio Investments (continued)

Pay/Receive Fixed Rate	Reference Entity	Fixed Rate	Counterparty	Maturity	Rating‡	Currency	Notional Amount	Net Premiums Paid/(Received)	Unrealized Gain/(Loss)
Receive	CDX.EM.13 Index	5.00%	DUB	12/20/14	N/A	USD	$1,000,000	$105,988	$28,951
Receive	CDX.EM.13 Index	5.00%	DUB	06/20/15	N/A	USD	5,800,000	663,653	118,996
Receive	CDX.EM.13 Index	5.00%	JPM	06/20/15	N/A	USD	4,600,000	505,142	115,579
Receive	CDX.EM.14 Index	5.00%	JPM	12/20/15	N/A	USD	700,000	90,897	11,373
Receive	CDX.EM.14 Index	5.00%	UBS	12/20/15	N/A	USD	900,000	123,176	8,313
Receive	CDX.EM.14 Index	5.00%	DUB	12/20/15	N/A	USD	4,100,000	526,303	72,704
Receive	CDX.NA.HY. 15 Index	5.00%	UBS	12/20/15	N/A	USD	2,200,000	(21,711)	43,553
Receive	CDX.NA.HY. 15 Index	5.00%	DUB	12/20/15	N/A	USD	4,900,000	(36,266)	84,916
Receive	CDX.NA.HY. 15 Index	5.00%	JPM	12/20/15	N/A	USD	4,800,000	(47,046)	94,703
Receive	CDX.NA.IG.15 Index	1.00%	JPM	12/20/15	N/A	USD	11,100,000	17,549	25,608
Receive	CDX.NA.IG.15 Index	1.00%	BOA	12/20/15	N/A	USD	400,000	(1,633)	3,189
Receive	CDX.NA.IG.15 Index	1.00%	DUB	12/20/15	N/A	USD	7,500,000	(16,065)	45,225
Receive	CDX.NA.IG.15 Index	1.00%	CS	12/20/15	N/A	USD	23,000,000	(86,070)	175,495
Receive	China Government	1.00%	RBS	06/20/15	A+	USD	1,900,000	28,795	12,240
Receive	Citigroup Inc.	1.00%	BRC	03/20/11	A-	USD	200,000	(401)	891
Receive	Citigroup Inc.	1.00%	UBS	03/20/11	A-	USD	800,000	(1,515)	3,476
Receive	French Republic Government	0.25%	RBS	12/20/15	AAA	USD	1,000,000	(19,707)	(2,306)
Receive	French Republic Government	0.25%	UBS	12/20/15	AAA	USD	1,000,000	(20,214)	(1,799)
Receive	General Electric Capital Corp.	5.00%	JPM	09/20/11	AA	USD	2,000,000	38,659	47,002
Receive	General Electric Capital Corp.	1.00%	DUB	09/20/11	AA	USD	3,600,000	(24,856)	32,917
Receive	General Electric Capital Corp.	1.00%	DUB	03/20/16	AA+	USD	300,000	(16,591)	9,516
Receive	Japan Government	1.00%	DUB	03/20/15	AA	USD	400,000	4,021	5,650
Receive	Japan Government	1.00%	JPM	03/20/15	AA	USD	600,000	6,155	8,350
Receive	Merrill Lynch & Co., Inc.	1.00%	JPM	12/20/11	A	USD	3,000,000	(8,481)	4,326
Receive	Mexico Government	1.00%	BRC	03/20/15	BBB	USD	700,000	(13,475)	14,858
Receive	Mexico Government	1.00%	DUB	03/20/15	BBB	USD	1,100,000	(21,609)	23,782
Receive	Mexico Government	1.00%	UBS	09/20/15	BBB	USD	1,000,000	(13,768)	13,029
Receive	Royal Bank of Scotland PLC	5.00%	RBS	12/20/15	A	USD	1,200,000	(8,141)	20,056
Receive	United Kingdom Gilt	1.00%	JPM	12/20/14	AAA	USD	200,000	1,233	3,548
Receive	United Kingdom Gilt	1.00%	BPS	12/20/14	AAA	USD	200,000	1,233	3,548
Receive	United Kingdom Gilt	1.00%	BPS	03/20/15	AAA	USD	700,000	2,848	13,940
Receive	United Kingdom Gilt	1.00%	JPM	03/20/15	AAA	USD	1,300,000	4,758	26,419
Receive	United Kingdom Gilt	1.00%	DUB	12/20/14	AAA	USD	1,400,000	8,097	25,370
Receive	United Kingdom Gilt	1.00%	JPM	06/20/15	AAA	USD	3,900,000	40,343	53,442
Receive	United Kingdom Gilt	1.00%	JPM	12/20/15	AAA	USD	1,000,000	23,022	1,152
Receive	U.S. Treasury	0.25%	UBS	09/20/15	AAA	EUR	5,000,000	(71,431)	25,857

							Totals	$1,712,853	$1,762,322

The accompanying notes are an integral part of these financial statements.

23

Managers PIMCO Bond Fund

Notes to Schedule of Portfolio Investments (continued)

†	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, or (b) pay a net settlement in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
‡	The period end reference entity ratings are included in the equivalent S&P “unaudited” rating category. The reference entity rating represents the likelihood of a potential credit event on the reference entity which would result in a related payment by the Fund.

At October 31, 2010, the Fund had the following written put and call options and swaptions:

(See Note 10 in the Notes to the Financial Statements.)

Pay/Receive Floating Rate	Description	Counterparty	Floating Rate Index	Exercise Rate	Expiration Date	Notional Amount	Premium	Unrealized Gain/(Loss)
Swaptions	Swaptions
Receive	2-Year Interest Rate Swap (Put)	RBS	3-Month USD-LIBOR	2.250%	09/24/12	$74,000,000	$577,730	$251,685
Receive	3-Year Interest Rate Swap (Put)	JPM	3-Month USD-LIBOR	3.000%	06/18/12	37,200,000	376,477	248,643
Receive	3-Year Interest Rate Swap (Put)	RBS	3-Month USD-LIBOR	3.000%	06/18/12	45,100,000	415,008	260,027
Receive	3-Year Interest Rate Swap (Put)	DUB	3-Month USD-LIBOR	3.000%	06/18/12	14,000,000	152,411	104,301
Receive	3-Year Interest Rate Swap (Put)	DUB	3-Month USD-LIBOR	2.750%	06/18/12	17,300,000	179,584	102,333
Receive	3-Year Interest Rate Swap (Put)	RBS	3-Month USD-LIBOR	2.750%	06/18/12	14,600,000	143,080	77,885
Receive	5-Year Interest Rate Swap (Call)	CS	3-Month USD-LIBOR	1.350%	12/13/10	15,300,000	36,338	(1,486)
Receive	5-Year Interest Rate Swap (Put)	DUB	3-Month USD-LIBOR	4.000%	12/01/10	1,400,000	9,240	9,240
Receive	5-Year Interest Rate Swap (Put)	RBS	3-Month USD-LIBOR	4.000%	12/01/10	86,600,000	556,625	556,625
Receive	5-Year Interest Rate Swap (Put)	RBS	3-Month USD-LIBOR	3.250%	07/16/12	3,700,000	92,907	47,911
Receive	5-Year Interest Rate Swap (Put)	CS	3-Month USD-LIBOR	1.950%	12/13/10	15,300,000	30,600	20,206
Receive	10-Year Interest Rate Swap (Call)	DUB	3-Month USD-LIBOR	2.250%	12/13/10	12,800,000	56,320	43,662
Receive	10-Year Interest Rate Swap (Put)	DUB	3-Month USD-LIBOR	10.000%	07/10/12	78,800,000	547,659	544,424
Receive	10-Year Interest Rate Swap (Put)	DUB	3-Month USD-LIBOR	5.000%	01/24/11	13,400,000	139,360	139,246
Receive	10-Year Interest Rate Swap (Put)	DUB	3-Month USD-LIBOR	4.000%	06/13/11	7,400,000	101,010	63,902
Receive	10-Year Interest Rate Swap (Put)	RBS	3-Month USD-LIBOR	4.000%	06/13/11	4,200,000	59,365	38,304
Receive	10-Year Interest Rate Swap (Put)	DUB	3-Month USD-LIBOR	2.750%	12/13/10	12,800,000	102,400	(67,906)

						Totals	$3,576,114	$2,439,002

Description	Counterparty	Strike Index	Expiration Date	Notional Amount	Premium	Unrealized Gain/(Loss)
Inflation Floor
Inflation Floor - OTC CPURNSA Index	DUB	215.949	03/10/20	$11,400,000	$85,500	($9,455)

Description	Counterparty	Exercise Price	Expiration Date	Notional Amount	Premium	Unrealized Gain/(Loss)
Swaption Straddle Options
1-Year OTC Option on 1-Year Swap Straddle vs. Forward Volatility Agreement	JPM	TBD	10/11/11	$8,500,000	$43,180	($6,220)
2-Year OTC Option on 2-Year Swap Straddle vs. Forward Volatility Agreement	MLC	TBD	10/11/12	27,900,000	310,086	12,695
2-Year OTC Option on 2-Year Swap Straddle vs. Forward Volatility Agreement	MLC	TBD	11/14/12	14,700,000	160,028	5,868

				Totals	$513,294	$12,343

The accompanying notes are an integral part of these financial statements.

24

Managers PIMCO Bond Fund

Notes to Schedule of Portfolio Investments (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Premium	Unrealized Gain/(Loss)
Options on Exchange-Traded Futures
1-Year Euro-Dollar Mid-Curve Futures (Call)	$127.000	11/26/10	20	$8,388	($5,050)
5-Year U.S. Treasury Note Futures (Call)	121.000	11/26/10	38	19,499	(12,564)
5-Year U.S. Treasury Note Futures (Call)	121.500	11/26/10	60	15,772	(15,634)
5-Year U.S. Treasury Note Futures (Put)	119.000	11/26/10	98	53,958	50,896
10-Year U.S. Treasury Note Futures (Call)	129.000	11/26/10	93	40,799	26,267
10-Year U.S. Treasury Note Futures (Put)	124.000	11/26/10	91	31,023	5,429
10-Year U.S. Treasury Note Futures (Put)	125.000	11/26/10	22	8,195	(2,805)

			Totals	$177,634	$46,539

Transactions in written put and call options and swaptions for the fiscal year ended October 31, 2010, were as follows:

(See Note 10 in the Notes to the Financial Statements.)

	Number of Contracts	Notional Amount	Amount of Premiums
Options and swaptions outstanding at October 31, 2009	407	$307,000,000	$2,550,510
Options and swaptions written	3,629	1,080,301,110	(9,250,747)
Options and swaptions exercised/expired	(3,614)	(870,901,110)	11,052,779

Options and swaptions outstanding at October 31, 2010	422	$516,400,000	$4,352,542

At October 31, 2010, the Fund had the following forward foreign currency contracts (in U.S. Dollars):

(See Note 8 in the Notes to the Financial Statements.)

Foreign Currency	Position	Settlement Date	Counterparty	Receivable Amount	Payable Amount	Unrealized Gain/(Loss)
Australian Dollar	Long	12/03/10	CIT	$3,701,646	$3,727,336	($25,690)
Brazilian Real	Long	03/02/11	CIT	22,910,198	23,408,435	(498,237)
Brazilian Real	Long	12/02/10 to 09/02/11	MSC	21,452,524	20,391,213	1,061,311
Brazilian Real	Long	12/02/10	RBS	1,971,920	1,900,000	71,920
Canadian Dollar	Long	11/18/10	CIT	401,835	399,144	2,691
Canadian Dollar	Long	11/18/10	CS	1,205,504	1,196,209	9,295
Canadian Dollar	Long	11/18/10 to 11/28/10	DUB	5,935,233	5,891,941	43,292
Canadian Dollar	Long	11/18/10	JPM	1,709,268	1,693,976	15,292
Canadian Dollar	Long	11/18/10	RBS	1,297,632	1,311,332	(13,700)
Canadian Dollar	Long	11/18/10	UBS	1,309,393	1,309,317	76
Chinese Yuan Renminbi	Long	11/23/10	BRC	197,968	199,000	(1,032)
Chinese Yuan Renminbi	Long	11/17/10	CIT	320,299	322,000	(1,701)
Chinese Yuan Renminbi	Long	11/17/10	DUB	826,910	832,288	(5,378)
Chinese Yuan Renminbi	Long	11/15/11	JPM	1,503,422	1,529,006	(25,584)
Chinese Yuan Renminbi	Long	11/17/10 to 11/23/10	MSC	6,252,689	6,166,794	85,895
Pound Sterling	Long	12/20/10	JPM	2,402,563	2,355,403	47,160
Indonesian Rupiah	Long	04/15/11 to 07/27/11	CIT	2,308,859	2,322,637	(13,778)
Indonesian Rupiah	Long	11/24/10 to 07/27/11	DUB	1,107,137	1,100,576	6,561

The accompanying notes are an integral part of these financial statements.

25

Managers PIMCO Bond Fund

Notes to Schedule of Portfolio Investments (continued)

Foreign Currency	Position	Settlement Date	Counterparty	Receivable Amount	Payable Amount	Unrealized Gain/(Loss)
Indonesian Rupiah	Long	11/24/10 to 07/27/11	JPM	$4,432,194	$4,464,418	($32,224)
Indonesian Rupiah	Long	07/27/11	RBS	192,343	190,000	2,343
Indian Rupee	Long	01/12/11	CIT	706,311	700,000	6,311
Indian Rupee	Long	01/12/11	MSC	1,013,896	1,000,000	13,896
Japanese Yen	Long	12/06/10	CIT	302,741	300,481	2,260
Japanese Yen	Long	12/06/10	CS	403,294	398,389	4,905
Japanese Yen	Long	12/06/10	JPM	4,627,823	4,584,326	43,497
South Korean Won	Long	11/12/10	BRC	53,662	51,602	2,060
South Korean Won	Long	11/12/10	CIT	1,906,624	1,880,529	26,095
South Korean Won	Long	11/12/10 to 05/09/11	DUB	386,649	369,691	16,958
South Korean Won	Long	11/12/10	GS	62,513	60,000	2,513
South Korean Won	Long	11/12/10 to 05/09/11	JPM	925,554	918,972	6,582
South Korean Won	Long	11/12/10 to 05/09/11	MSC	5,604,685	5,519,632	85,053
South Korean Won	Long	11/12/10 to 05/09/11	RBS	537,926	531,462	6,464
Mexican Peso	Long	02/22/11	CIT	3,200,556	3,094,671	105,885
Mexican Peso	Long	02/22/11	DUB	102,238	100,000	2,238
Mexican Peso	Long	02/22/11	JPM	203,833	200,000	3,833
Mexican Peso	Long	02/22/11	MSC	3,763,452	3,700,000	63,452
Mexican Peso	Long	02/22/11	UBS	102,217	100,000	2,217
Malaysian Ringgit	Long	02/07/11	CIT	306,473	309,678	(3,205)
Malaysian Ringgit	Long	02/07/11	DUB	536,327	541,324	(4,997)
Malaysian Ringgit	Long	02/07/11	JPM	1,382,876	1,396,966	(14,090)
Malaysian Ringgit	Long	02/07/11	RBS	284,126	287,403	(3,277)
Phillippine Peso	Long	11/15/10 to 06/15/11	CIT	1,803,520	1,760,099	43,421
Phillippine Peso	Long	11/15/10	DUB	64,797	59,974	4,823
Phillippine Peso	Long	06/15/11	JPM	1,715,448	1,695,576	19,872
New Taiwan Dollar	Long	1/14/11 to 04/06/11	DUB	216,092	214,131	1,961
New Taiwan Dollar	Long	1/14/11 to 04/06/11	JPM	435,081	436,767	(1,686)
New Taiwan Dollar	Long	01/14/11	MSC	80,148	77,995	2,153
New Taiwan Dollar	Long	01/14/11	UBS	43,393	41,868	1,525
Singapore Dollar	Long	11/12/10 to 03/09/11	CIT	1,438,914	1,400,000	38,914
Singapore Dollar	Long	02/24/11 to 03/09/11	MSC	507,352	500,000	7,352
Singapore Dollar	Long	06/09/11	DUB	1,030,512	1,023,272	7,240
Turkish Lira	Long	01/27/11	CIT	416,072	400,000	16,072
Turkish Lira	Long	01/27/11	JPM	1,541,999	1,500,000	41,999
Turkish Lira	Long	01/27/11	CS	207,226	200,000	7,226
Brazilian Real	Short	12/02/10	CIT	23,854,643	23,321,908	532,735
Canadian Dollar	Short	11/18/10	JPM	4,936,978	5,126,824	(189,846)
Canadian Dollar	Short	11/18/10	MSC	699,367	721,342	(21,975)
Canadian Dollar	Short	11/18/10	CS	1,665,006	1,683,786	(18,780)
Canadian Dollar	Short	11/18/10	RBS	2,053,276	2,060,138	(6,862)
Chinese Yuan Renminbi	Short	11/17/10	JPM	1,479,037	1,472,665	6,372
Euro	Short	11/23/10	DUB	25,980,141	28,228,076	(2,247,935)
Euro	Short	11/23/10	UBS	3,991,961	4,122,827	(130,866)

The accompanying notes are an integral part of these financial statements.

26

Managers PIMCO Bond Fund

Notes to Schedule of Portfolio Investments (continued)

Foreign Currency	Position	Settlement Date	Counterparty	Receivable Amount	Payable Amount	Unrealized Gain/(Loss)
Euro	Short	11/23/10	CS	$265,968	$272,722	($6,754)
Euro	Short	11/23/10	CIT	36,027	38,960	(2,933)
Pound Sterling	Short	12/20/10	UBS	4,091,553	4,198,078	(106,525)
Pound Sterling	Short	12/20/10	CS	91,155	92,899	(1,744)
Pound Sterling	Short	12/20/10	DUB	106,668	107,314	(646)
Indonesian Rupiah	Short	11/24/10	JPM	2,623,000	2,613,520	9,480
Japanese Yen	Short	11/01/10	MSC	16,284,529	17,031,266	(746,737)
Japanese Yen	Short	12/06/10	RBS	16,800,290	17,036,568	(236,278)
South Korean Won	Short	11/12/10	CIT	2,345,311	2,463,569	(118,258)
South Korean Won	Short	11/12/10	JPM	800,556	843,829	(43,273)
South Korean Won	Short	11/12/10	RBS	416,845	424,106	(7,261)
Phillippine Peso	Short	11/15/10	JPM	1,107,446	1,115,735	(8,289)
Phillippine Peso	Short	11/15/10	CIT	375,573	379,026	(3,453)
Singapore Dollar	Short	11/12/10	DUB	1,023,126	1,030,451	(7,325)
South African Rand	Short	01/28/11	JPM	2,788,577	2,846,432	(57,855)
South African Rand	Short	01/28/2011 to 09/13/11	MSC	1,379,202	1,400,000	(20,798)
South African Rand	Short	09/13/11	UBS	207,215	200,000	7,215

			Totals	$232,757,317	$234,897,874	($2,140,557)

Currency, Counterparty and Investment Abbreviations:

AUD: Australian Dollar	EUR: Euro
BRL: Brazilian Real	MXN: Mexican Peso

BOA: Bank of America	DUB: Deutsche Bank	MLC: Merrill Lynch
BPS: BNP Paribas	GS: Goldman Sachs	MSC: Morgan Stanley
BRC: Barclays Bank	HUS: HSBC Bank	RBS: Royal Bank of Scotland
CS: Credit Suisse	JPM: JPMorgan Chase	UBS: UBS
CIT: Citigroup

N/A: No composite rating is available for this index.
OTC: Over-the-counter
TBD: To be determined

The accompanying notes are an integral part of these financial statements.

27

Managers PIMCO Bond Fund

Statement of Assets and Liabilities

October 31, 2010

Assets:
Investments at value* (including securities on loan valued at $162,064,988)	$1,934,268,560
Foreign currency**	607,986
Receivable for delayed delivery investments sold	32,683,713
Receivable for investments sold	91,779,791
Receivable for Fund shares sold	3,596,164
Swap premiums paid	2,615,931
Unrealized appreciation on swaps	4,555,596
Variation margin receivable	66,794
Unrealized appreciation on foreign currency contracts	2,546,273
Dividends, interest and other receivables	9,279,232
Receivable from affiliate	138,773
Prepaid expenses	50,652
Total assets	2,082,189,465
Liabilities:
Payable for investments purchased	97,219,135
Payable to brokers upon termination of swap contracts	3,979,011
Payable for delayed delivery investments purchased	368,044,483
Payable for TBA sale commitments	3,257,346
Payable for Fund shares repurchased	9,079,210
Payable upon return of securities loaned	165,243,217
Options written (premiums received $4,352,542)	1,864,113
Swap premiums received	646,784
Unrealized depreciation on swaps	1,240,198
Unrealized depreciation on foreign currency contracts	4,686,829
Dividends payable to shareholders	519,469
Accrued expenses:
Investment advisory and management fees	482,347
Administrative fees	242,174
Other	344,525
Total liabilities	656,848,841
Net Assets	$1,425,340,624
Shares outstanding	126,797,084
Net asset value, offering and redemption price per share	$11.24
Net Assets Represent:
Paid-in capital	$1,321,277,041
Undistributed net investment loss	8,639,343
Accumulated net realized gain from investments, options, futures, swaps, and foreign currency transactions	57,014,259
Net unrealized appreciation of investments, options, futures, swaps, and foreign currency translations	38,409,981
Net Assets	$1,425,340,624
* Investments at cost	$1,900,787,489
** Foreign currency at cost	$367,730

The accompanying notes are an integral part of these financial statements.

28

Managers PIMCO Bond Fund

Statement of Operations

For the fiscal year ended October 31, 2010

Investment Income:
Interest income	$37,227,076
Dividend income	461,918
Securities lending fees	33,849
Total investment income	37,722,843
Expenses:
Investment advisory and management fees	5,091,308
Administrative fees	2,948,630
Transfer agent	404,890
Professional fees	318,753
Custodian	290,920
Reports to shareholders	142,081
Trustees fees and expenses	95,860
Registration fees	67,207
Insurance	52,276
Miscellaneous	22,083
Total expenses before offsets	9,434,008
Expense reimbursements	(1,643,094)
Fee waivers	(402,977)
Expense reductions	(2,210)
Net expenses	7,385,727
Net investment income	30,337,116
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments, options, futures and swap transactions	68,241,328
Net realized gain on foreign currency transactions	4,090,942
Net change in unrealized appreciation of investments, options, futures, swaps and foreign currency translations	27,514,704
Net realized and unrealized gain	99,846,974
Net increase in net assets resulting from operations	$130,184,090

The accompanying notes are an integral part of these financial statements.

29

Managers PIMCO Bond Fund

Statement of Changes in Net Assets

For the fiscal year ended October 31,

	2010	2009
Increase (Decrease) in Net Assets From Operations:
Net investment income	$30,337,116	$37,657,178
Net realized gain on investments, options, futures, swaps and foreign currency transactions	72,332,270	49,219,652
Net change in unrealized appreciation of investments, options, futures, swaps and foreign currency translations	27,514,704	103,136,316
Net increase in net assets resulting from operations	130,184,090	190,013,146
Distributions to Shareholders:
From net investment income	(37,655,274)	(49,075,351)
From net realized gain on investments	(14,261,392)	(69,131,312)
Total distributions to shareholders	(51,916,666)	(118,206,663)
From Capital Share Transactions:
Proceeds from the sale of shares	522,015,610	384,079,754
Reinvestment of dividends	44,372,952	104,726,190
Cost of shares repurchased	(333,479,229)	(482,953,055)
Net increase from capital share transactions	232,909,333	5,852,889
Total increase in net assets	311,176,757	77,659,372
Net Assets:
Beginning of year	1,114,163,867	1,036,504,495
End of year	$1,425,340,624	$1,114,163,867
End of year undistributed net investment income	$8,639,343	$4,372,366

Share Transactions:
Sale of shares	48,516,222	38,751,647
Shares issued in connection with reinvestment of dividends	4,170,494	11,025,577
Shares repurchased	(30,911,673)	(50,015,482)
Net increase (decrease) in shares	21,775,043	(238,258)

The accompanying notes are an integral part of these financial statements.

30

Managers PIMCO Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$10.61	$9.85	$10.41	$10.31	$10.31
Income from Investment Operations:
Net investment income	0.35	0.49	0.57	0.47	0.47
Net realized and unrealized gain (loss) on investments	0.73	1.44	(0.61)	0.13	(0.00)[3]
Total from investment operations	1.08	1.93	(0.04)	0.60	0.47
Less Distributions to Shareholders from:
Net investment income	(0.32)	(0.49)	(0.52)	(0.50)	(0.47)
Net realized gain on investments	(0.13)	(0.68)	—	—	—
Total distributions to shareholders	(0.45)	(1.17)	(0.52)	(0.47)	(0.47)
Net Asset Value, End of Year	$11.24	$10.61	$9.85	$10.41	$10.31
Total Return[1]	10.52%	20.62%	(0.60)%	5.96%	4.75%
Ratio of net operating expenses to average net assets	0.58%	0.58%	0.58%	0.60%	0.60%
Ratio of net investment income to average net assets[1]	2.38%	3.78%	4.47%	4.86%	4.72%
Portfolio turnover	359%	531%	431%	249%	244%
Net assets at end of year (000’s omitted)	$1,425,341	$1,114,164	$1,036,504	$1,207,072	$1,163,251

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.74%	0.78%	0.75%	0.77%	0.77%
Ratio of net investment income to average net assets	2.22%	3.58%	4.30%	4.69%	4.55%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)

[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes nonreimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Rounds to less than ($0.01) per share.

31

Managers PIMCO Bond Fund

Notes to Financial Statements

October 31, 2010

1.	Summary of Significant Accounting Policies

Managers Trust I (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of investment series. Included in this report is the Managers PIMCO Bond Fund (the “Fund”) (formerly Managers Fremont Bond Fund). Effective January 1, 2010, the Fund was renamed Managers PIMCO Bond Fund.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by the third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, the value of certain Fund investments may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

32

Managers PIMCO Bond Fund

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 — inputs are quoted prices in active markets for identical investments (i.e. equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (i.e. debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 — inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (i.e. broker-quoted securities, fair valued securities)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the fiscal year ended October 31, 2010, there were no balance credits to reduce the custodian expense.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the Federal funds rate on the day of the overdraft. For the fiscal year ended October 31, 2010, overdraft fees equaled $63.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended October 31, 2010, the transfer agent expense was reduced by $2,210.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared daily and paid monthly. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the fiscal years ended October 31, 2010 and 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$37,655,274	$49,075,351
Short-term capital gains	14,261,392	47,684,315
Long-term capital gains	—	21,446,997

	$51,916,666	$118,206,663

As of October 31, 2010, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	—
Undistributed ordinary income	$7,184,752
Undistributed short-term capital gains	39,288,874
Undistributed long-term capital gains	18,948,873

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

33

Managers PIMCO Bond Fund

Notes to Financial Statements (continued)

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2007-2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At October 31, 2010, certain unaffiliated shareholders of record, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Fund as follows: 2 collectively own 37%. Transactions by these shareholders may have a material impact on the Fund.

g.	Repurchase Agreements

The Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At October 31, 2010, the market value of repurchase agreements outstanding was $57,100,000.

h.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

i.	Securities Transacted on a When Issued Basis

The Fund may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in footnote 1a above. Each contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), provides or oversees investment management services to the Fund. The Investment Manager selects subadvisors for the Fund (subject to Trustee approval) and monitors each subadvisor’s investment programs and results. The Fund’s investment portfolio is managed by a portfolio manager who serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. The annual investment management fee rate, as a percentage of average daily net assets, for the fiscal year ended October 31, 2010, was 0.40%.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. For its services, the Administrator is paid a fee at a rate of 0.20% per annum. (Prior to July 1, 2010, the Administrator was paid a fee of 0.25% per annum.) For the period from November 1, 2009 to June 30, 2010, the Administrator waived a portion of its fee equal to 0.05% per annum. During the fiscal year ended October 31, 2010, the Fund paid administration fees of $2,545,653, net of waivers.

34

Managers PIMCO Bond Fund

Notes to Financial Statements (continued)

The Investment Manager has contractually agreed, through at least March 1, 2011, to limit net annual fund operating expenses (exclusive of brokerage costs, acquired fund fees and expenses, interest, taxes and extraordinary expenses) to 0.58% of average daily net assets of the Fund.

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed the previously stated expense limitation percentage of the Fund’s average daily net assets. For the fiscal year ended October 31, 2010, the Fund’s components of reimbursement are detailed in the following chart:

Managers PIMCO Bond Fund
Reimbursement Available-10/31/09	$3,967,446
Additional Reimbursements	1,643,094
Repayments	—
Expired Reimbursements	(1,249,443)

Reimbursement Available-10/31/10	$4,361,097

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustees fees and expenses” shown in the financial statements represent the Fund’s allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended October 31, 2010, the Fund neither borrowed from nor lent to other Funds in the Fund Family.

3.	Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended October 31, 2010, were $713,660,199 and $630,574,752, respectively. Purchases and sales of U.S. Government obligations for the fiscal year ended October 31, 2010, were $5,009,050,912 and $4,480,460,431, respectively.

4.	Portfolio Securities Loaned

The Fund participates in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/ or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, formerly the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

Effective August 2, 2010, the Trust, on behalf of the Fund, has entered into an agreement with The Bank of New York Mellon and the Bank of New York Mellon Corporation (“BNYMC”) with respect to each Fund’s position in ICRF, pursuant to which (i) BNYMC will support the value of certain defaulted securities issued by Lehman Brothers Holdings, Inc. and held by ICRF, and (ii) if certain conditions are met, BNYMC will purchase the defaulted securities from the Fund in September 2011. The Fund is fair valuing its position in the ICRF daily. The Fund’s position in the separate sleeves of the ICRF Fund is included in the Schedule of Portfolio Investments and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and Statement of Operations.

35

Managers PIMCO Bond Fund

Notes to Financial Statements (continued)

5.	Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.	Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if the Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7.	Derivative Instruments

The following disclosures contain information on how and why the Fund uses derivative instruments and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Schedule of Portfolio Investments. The derivative instruments outstanding as of the fiscal year end as disclosed in the Statement of Assets and Liabilities and the realized and unrealized changes in gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

8.	Forward Foreign Currency Contracts

The Fund entered into forward foreign currency contracts to facilitate transactions in foreign securities and to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities.

A forward foreign currency contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on the settlement date.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

9.	Futures Contracts

The Fund entered into futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover, cash flows from capital shares transactions and to manage interest rate risk. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

10.	Interest Rate Caps and Floors, Swap Contracts and Options

The Fund entered into over-the-counter transactions involving interest rate caps and floors, swap contracts, or purchased and written (sold) options to enter into such contracts, in order to manage its exposure to credit, currency, interest rate and inflation risk.

In interest rate caps and floor agreements, one party agrees to make payments only when interest rates exceed a specified rate or “cap” or fall below a specified rate or “floor,” usually in return for payment of a fee by the other party. Interest rate caps and floors entitle the purchaser, to the extent that a specified index exceeds or falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate caps or floors.

Swap contracts represent an agreement between counterparties to exchange cash flows based on the difference between two rates applied to a notional principal amount for a specified period. The most common type of interest rate swap involves the exchange of fixed-rate cash flows for variable-rate cash flows. Swaps do not involve the exchange of principal between the parties. Purchased options on swap contracts (“swaptions”) give the holder the right, but not the obligation, to enter into a swap contract with the counterparty which has written the option on a date, at an interest rate, and with a notional amount as specified in the swaption agreement. If the counterparty to the swap transaction defaults, the Fund will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that swap or swaption contract counterparties will be able to meet their obligations under the contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund may thus assume the risk that payments owed to the Fund under a swap or swaption contract

36

Managers PIMCO Bond Fund

Notes to Financial Statements (continued)

will be delayed, or not received at all. During the term of the swap agreement or swaption, unrealized gains or losses are recorded as a result of “marking to market.” When the swap agreement or swaption is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Accrued interest and interest paid are recognized as unrealized and realized gain (loss), respectively. In each of the contracts, the Fund pays a premium, to the counterparty, in return for the swaption. These swaptions may be exercised by entering into a swap contract with the counterparty only on the date specified in each contract. The Fund also sold credit protection through credit default swaps. Under the terms of the swaps, the seller of the credit protection receives a periodic payment amount (premium) from the buyer that is a fixed percentage amount applied to a notional principal amount. In return, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

A written option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is recognized as realized gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

11.	Risks Associated with Collateralized Mortgage Obligations (“CMOs”)

The net asset value of the Fund may be sensitive to interest rate fluctuations because the Fund may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgage are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.

Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

12.	Dollar Roll Transactions

The Fund entered into dollar rolls in which it sells debt securities for delivery currently and simultaneously contracts to repurchase similar, but not identical, securities at the same price or a lower price on an agreed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the repurchase price (often referred to as the “drop”) as well as the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds its costs.

13.	Subsequent Events

The Fund has determined that no additional material events or transactions occurred through the issuance of the Fund’s financial statements, which require additional disclosure in the Fund’s financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2010 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Managers PIMCO Bond hereby designates $18,948,873, as a capital gain distribution with respect to the taxable year ended October 31, 2010, or if subsequently determined to be different, the net capital gains of such year.

37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust I and the Shareholders of Managers PIMCO Bond Fund (formerly Managers Fremont Bond Fund):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers PIMCO Bond Fund (formerly Managers Fremont Bond Fund) (one of the series constituting Managers Trust I, hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of two years in the period then ended and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

38

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 38 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (resigned Nov. 2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (40 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 - Present); Trustee of Aston Funds (24 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present); Trustee of Aston Funds (24 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 38 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 38 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

39

Annual Renewal of Investment Advisory Agreements

On June 10-11, 2010, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for the Managers PIMCO Bond Fund (formerly Managers Fremont Bond Fund) (the “Fund”) and the Subadvisory Agreement for the Subadvisor of the Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”), performance information for the relevant benchmark index (the “Fund Benchmark”) and, with respect to the Subadvisor, comparative performance information for an appropriate peer group of managed accounts, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 10-11, 2010, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Fund and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Fund; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisor; (c) the Investment Manager’s ability to supervise the Fund’s other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and to maintain a contractual expense limitation for the Fund.

The Trustees also reviewed information relating to the Subadvisor’s operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at the Subadvisor with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under the Subadvisory Agreement.

Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2010 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, the Barclays Capital U.S. Aggregate Bond Index, for each period. The Board also took into account management’s discussion of the Fund’s performance, noting that the Fund outperformed the Fund Benchmark and exceeded the median of the Peer Group for each period. The Trustees concluded that the Fund’s performance has been satisfactory.

As noted above, the Board considered the Fund’s performance during relevant time periods as compared to the Fund’s Peer Group and considered the Subadvisor’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund as compared to the Subadvisor’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and Investment Strategies. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Fund and its discussions with management regarding the factors that contributed to the performance of the Fund.

Advisory Fees and Profitability.

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing the Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisor and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-man-agers” complex of mutual funds. The Trustees concluded that, in

40

Annual Renewal of Investment Advisory Agreements (continued)

light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by the Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain an expense limitation for the Fund.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current and potential asset levels of the Fund and the willingness of the Investment Manager to waive fees and pay expenses for the Fund from time to time as a means of limiting the total expenses of the Fund. The Trustees also considered management’s discussion of the current asset level of the Fund, including the effect on assets attributable to the economic and market conditions over the past eighteen months, and considered the impact on profitability of the current asset level and any future growth of assets of the Fund. The Board took into account management’s discussion of the current advisory fee structure. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for the Fund at this time. With respect to economies of scale, the Trustees also noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2010 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2011, to limit the Fund’s net annual operating expenses to 0.58%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

Subadvisory Fees and Profitability.

In considering the reasonableness of the fee payable by the Investment Manager to the Subadvisor, the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Subadvisor is not affiliated with the Investment Manager. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Accordingly, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current size of the Fund managed by the Subadvisor, the Trustees concluded that any economies of scale being realized by the Subadvisor was not a material factor in the Trustees’ deliberations at this time.

* * * *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management Agreement and the Subadvisory Agreement, in addition to those conclusions discussed above: (a) the Investment Manager and the Subadvisor have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement; (b) the Subadvisor’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c) the Subadvisor is reasonably likely to execute its Investment Strategy consistently over time; and (d) the Investment Manager and the Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on June 10-11, 2010, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for the Fund’s Subadvisor.

41

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Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, Massachusetts 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.*

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

*	Formerly PNC Global Investment Servicing (U.S.) Inc.

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS
CADENCE CAPITAL APPRECIATION	INTERNATIONAL EQUITY	CHICAGO EQUITY PARTNERS BALANCED
CADENCE FOCUSED GROWTH	AllianceBernstein L.P.	Chicago Equity Partners, LLC
CADENCE MID-CAP	Lazard Asset Management, LLC
CADENCE EMERGING COMPANIES	Martin Currie Inc.	ALTERNATIVE FUNDS
Cadence Capital Management, LLC
	REAL ESTATE SECURITIES	FQ GLOBAL ALTERNATIVES
CHICAGO EQUITY PARTNERS MID-CAP	Urdang Securities Management, Inc.	FQ GLOBAL ESSENTIALS
Chicago Equity Partners, LLC		First Quadrant, L.P.
RENAISSANCE LARGE CAP GROWTH
EMERGING MARKETS EQUITY	Renaissance Group LLC	INCOME FUNDS
Rexiter Capital Management Limited		BOND (MANAGERS)
Schroder Investment Management North America Inc.	SKYLINE SPECIAL EQUITIES PORTFOLIO Skyline Asset Management, L.P.	FIXED INCOME GLOBAL BOND Loomis, Sayles & Co., L.P.

ESSEX GROWTH
ESSEX LARGE CAP GROWTH
ESSEX SMALL/MICRO CAP GROWTH	SPECIAL EQUITY	BOND (MANAGERS PIMCO)
Essex Investment Management Co., LLC	Ranger Investment Management, L.P. Lord, Abbett & Co. LLC	Pacific Investment Management Co. LLC
FQ TAX-MANAGED U.S. EQUITY	Smith Asset Management Group, L.P.	CALIFORNIA INTERMEDIATE TAX-FREE
FQ U.S. EQUITY	Federated MDTA LLC	Miller Tabak Asset Management LLC
First Quadrant, L.P.
	SYSTEMATIC VALUE	GW&K MUNICIPAL BOND
FRONTIER SMALL CAP GROWTH	SYSTEMATIC MID CAP VALUE	GW&K MUNICIPAL ENHANCED YIELD
Frontier Capital Management Company, LLC	Systematic Financial Management, L.P.	Gannett Welsh & Kotler, LLC

GW&K SMALL CAP EQUITY	TIMESSQUARE MID CAP GROWTH	HIGH YIELD
Gannett Welsh & Kotler, LLC	TIMESSQUARE SMALL CAP GROWTH	J.P. Morgan Investment Management LLC
TSCM GROWTH EQUITY
INSTITUTIONAL MICRO-CAP	TimesSquare Capital Management, LLC	INTERMEDIATE DURATION GOVERNMENT
MICRO-CAP		SHORT DURATION GOVERNMENT
Lord, Abbett & Co. LLC		Smith Breeden Associates, Inc.
WEDGE Capital Management L.L.P.
Next Century Growth Investors LLC
RBC Global Asset Management (U.S.) Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

ANNUAL REPORT

Managers Funds

October 31, 2010

Managers Frontier Small Cap Growth Fund

(formerly Managers Small Cap Fund)

Managers AMG TSCM Growth Equity Fund

Managers Micro-Cap Fund

(formerly Managers Fremont Micro-Cap Fund)

Managers Institutional Micro-Cap Fund

(formerly Managers Fremont Institutional Micro-Cap Fund)

Managers Real Estate Securities Fund

Managers California Intermediate Tax-Free Fund

Managers Funds

Annual Report — October 31, 2010

Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	4

INVESTMENT MANAGERS’ COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers Frontier Small Cap Growth Fund	5

Managers AMG TSCM Growth Equity Fund	11

Managers Micro-Cap Fund	16

Managers Institutional Micro-Cap Fund	25

Managers Real Estate Securities Fund	34

Managers California Intermediate Tax-Free Fund	39

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	51

Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	53

Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	54

Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	56

Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	62

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	69

TRUSTEES AND OFFICERS	70

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS	71

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. We believe investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which we believe gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”), is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary firms also benefits from our activities to monitor the investment, compliance, and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results for the Funds. Following this letter, we also provide the Portfolio Managers’ discussion of their investment management approach, performance results, and market outlook.

In anticipation of an enduring economic recovery, stocks and bonds posted strong gains over the past twelve months, especially in the U.S., even after accounting for the weak results experienced during the second quarter when concerns over sovereign debt and the potential collapse of the Euro weighed heavily on the minds of investors. More specifically, riskier assets such as small-cap stocks and high yield bonds were among the performance leaders. After the brief setback during the second quarter, markets resumed their upward paths in the third quarter despite signs that economic growth had slowed, especially in the developed nations. Throughout the third quarter, investor optimism grew in anticipation of the next round of quantitative easing, also known as QE2. Then in mid-October during a speech in Boston, Federal Reserve Chairman Ben Bernanke provided a rather clear signal that the Fed was ready to engage in another round of quantitative easing in order to spur the U.S. economy. The Fed’s plan, while criticized by some well-known market participants, has apparently contributed to renewed strength in risk-based assets. Only time will tell as to whether this plan will achieve the Fed’s objectives.

Letter to Shareholders (continued)

Against this backdrop, the Managers Frontier Small Cap Growth Fund, Managers Micro-Cap Fund, Managers Institutional Micro-Cap Fund, Managers Real Estate Securities Fund, Managers California Intermediate Tax-Free Fund and the Managers AMG TSCM Growth Equity Fund (each a “Fund” and collectively the “Funds”), generally posted solid absolute returns, as detailed below. Please note that some Funds have multiple share classes, and for these Funds the performance shown only reflects the share class indicated.

Periods Ended 10/31/10	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Managers Frontier Small Cap Growth Fund - Service Class	1.58%	24.59%	(2.19)%	5.34%	(0.03)%	5.80%	9/24/1997
Russell 2000® Growth Index	2.53%	28.67%	(3.81)%	3.99%	1.15%	2.30%
Managers Frontier Small Cap Growth Fund - Investor Class	1.46%	—	—	—	—	14.07%	1/1/2010
Managers Frontier Small Cap Growth Fund - Institutional Class	1.64%	—	—	—	—	14.34%	1/1/2010
Russell 2000® Growth Index	2.53%	—	—	—	—	14.97%
Managers AMG TSCM Growth Equity Fund - Investor Class	—	—	—	—	—	9.30%	7/30/2010
Managers AMG TSCM Growth Equity Fund - Service Class	—	—	—	—	—	9.40%	7/30/2010
Managers AMG TSCM Growth Equity Fund - Institutional Class	—	—	—	—	—	9.40%	7/30/2010
Russell 3000® Growth Index	—	—	—	—	—	10.50%
Managers Micro-Cap Fund	2.70%	27.16%	(5.06)%	3.88%	1.29%	12.65%	6/30/1994
Russell Microcap® Index	(4.32)%	25.07%	(7.26)%	(0.40)%	5.32%	—
Managers Institutional Micro-Cap Fund	3.22%	25.95%	(5.31)%	3.54%	1.48%	13.91%	12/31/1986
Russell Microcap® Index	(4.32)%	25.07%	(7.26)%	(0.40)%	5.32%	—
Managers Real Estate Securities Fund	7.13%	44.47%	(2.29)%	5.38%	11.70%	8.09%	12/31/1997
Dow Jones U.S. Select REIT Index	6.07%	42.63%	(5.93)%	2.72%	11.11%	8.28%
Managers California Intermediate Tax-Free Fund	3.53%	6.41%	4.42%	4.33%	4.44%	5.26%	11/16/1990
Barclays Capital U.S. Municipal Bond: 5 Year Index	3.58%	6.91%	6.62%	5.49%	5.19%	—

For the 12 months ended October 31, 2010, the Managers Frontier Small Cap Growth Fund Service Share Class returned 24.59%, compared to 28.67% for the Russell 2000® Growth Index. The Fund’s underperformance can be primarily attributed to its growth-at-a-reasonable-price investment approach and weak stock performance. Frontier has historically emphasized valuation when identifying attractive growth candidates. Over the last 12 months small-cap value stocks lagged growth stocks, so Frontier’s emphasis on valuation created a headwind. From a stock selection perspective, performance within the financials and consumer discretionary sectors detracted the most.

For the 12 months ended October 31, 2010, the Managers California Intermediate Tax-Free Fund returned 6.41%, compared to 6.91% for the Barclays Capital 5-Year Municipal Bond Index. The Fund’s underperformance can be primarily attributed to the weaker overall financial profile of the State of California relative to a majority of the rest of the country. The benchmark is a broad index, with exposure to states and municipalities across the U.S. As such, we believe the relatively modest underperformance is a somewhat positive development as it indicates the Fund’s California state-specific holdings performed relatively closely to the national market.

Letter to Shareholders (continued)

For the three months ended October 31, 2010, the Managers AMG TSCM Growth Equity Fund Institutional Share Class returned 9.40%, while its benchmark, the Russell 3000® Growth Index returned 10.50%. The primary driver of the Fund’s underperformance was its asset-allocation positioning. Specifically, the Fund’s underweight to the resilient consumer discretionary sector and its overweight to the lagging healthcare sector negatively impacted results. It is important to note that the Fund’s sector weights are solely a function of TimesSquare’s bottom-up investment approach. Stock selection was positive during the period with the Fund’s holdings in the industrials and healthcare sectors contributing positively to performance.

For the 12 months ended October 31, 2010, the Managers Real Estate Securities Fund returned 44.47%, while the benchmark, the Dow Jones U.S. Select REIT Index, returned 42.63%. During this period, the solid relative performance of the Fund has helped contribute to strong relative performance for the portfolio over a longer-term time horizon. Over the past year, performance has been primarily driven by solid stock selection across several areas of the REIT market.

For the 12 months ended October 31, 2010, the Managers Micro-Cap Fund returned 27.16% and the Managers Institutional Micro-Cap Fund returned 25.95% compared with 25.07% for their benchmark, the Russell Microcap® Index. Performance continues to remain strong relative to the Index since each Fund was converted to a multi-manager, multi-style approach in early 2008. Solid outperformance for both Funds over the last year has been driven by both positive stock selection as well as by relative sector positioning versus the benchmark. From a stock selection standpoint, most of the value over the past year has been led by holdings within the cyclically oriented consumer discretionary and information technology sectors. By the end of the fiscal year, the holdings within these two sectors combined to comprise nearly half of the positions in the overall portfolio. From a positioning standpoint, both Funds added value by virtue of their underweights to the underperforming financials sector and their overweights to the outperforming information technology sector.

The following report covers the one-year period that ended October 31, 2010. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur
Senior Managing Partner
Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2010	Expense Ratio for the Period	Beginning Account Value 05/01/2010	Ending Account Value 10/31/2010	Expenses Paid During the Period*
Managers Frontier Small Cap Growth Fund
Investor Class[1]
Based on Actual Fund Return	1.55%	$1,000	$1,015	$7.87
Based on Hypothetical 5% Annual Return	1.55%	$1,000	$1,017	$7.88
Service Class
Based on Actual Fund Return	1.30%	$1,000	$1,016	$6.61
Based on Hypothetical 5% Annual Return	1.30%	$1,000	$1,019	$6.61
Institutional Class[1]
Based on Actual Fund Return	1.05%	$1,000	$1,016	$5.34
Based on Hypothetical 5% Annual Return	1.05%	$1,000	$1,020	$5.35
Managers AMG TSCM Growth Equity Fund
Investor Class[2]
Based on Actual Fund Return	1.19%	$1,000	$1,000	$3.03
Based on Hypothetical 5% Annual Return	1.19%	$1,000	$1,000	$3.05
Service Class[2]
Based on Actual Fund Return	1.04%	$1,000	$1,000	$2.65
Based on Hypothetical 5% Annual Return	1.04%	$1,000	$1,010	$2.66
Institutional Class[2]
Based on Actual Fund Return	0.79%	$1,000	$1,000	$2.01
Based on Hypothetical 5% Annual Return	0.79%	$1,000	$1,011	$2.02
Managers Micro-Cap Fund
Based on Actual Fund Return	1.43%	$1,000	$1,027	$7.31
Based on Hypothetical 5% Annual Return	1.43%	$1,000	$1,018	$7.27
Managers Institutional Micro-Cap Fund
Based on Actual Fund Return	1.23%	$1,000	$1,032	$6.30
Based on Hypothetical 5% Annual Return	1.23%	$1,000	$1,019	$6.26
Managers Real Estate Securities Fund
Based on Actual Fund Return	1.50%	$1,000	$1,071	$7.83
Based on Hypothetical 5% Annual Return	1.50%	$1,000	$1,018	$7.63
Managers California Intermediate Tax-Free Fund
Based on Actual Fund Return	0.55%	$1,000	$1,035	$2.82
Based on Hypothetical 5% Annual Return	0.55%	$1,000	$1,022	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.
[1]	Commencement of operations for this class was January 1, 2010.
[2]

Commenced operations on July 30, 2010, and as such, the expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (93), then divided by 365.

Managers Frontier Small Cap Growth Fund

Portfolio Manager’s Comments

The Portfolio Manager

Frontier manages client assets in small-, small/mid-, mid- and large-cap U.S. equity strategies. The Managers Frontier Small Cap Growth Fund follows a small-cap growth discipline as Frontier implements its “GARP” investment approach to select attractive small-cap stocks.

Frontier believes:

•	Fundamental research is the cornerstone to adding value

•	Stock prices ultimately are linked to sales and earnings growth

•	Growth must be purchased at a reasonable price

•	Research is a continuous process

Frontier utilizes and draws support from its entire team of 16 investment professionals to identify opportunities and conduct fundamental research. Through fundamental bottom-up research, Frontier seeks long-term capital appreciation by investing in small-capitalization companies that it believes have above-average earnings growth potential and are available at reasonable valuations.

Frontier looks for companies it believes can generate long-term, sustainable earnings, managed by qualified professionals capable of executing a well-conceived strategic plan. Frontier seeks businesses that can generate superior rates of return on capital in excess of their cost of capital over a business cycle due to above-average secular growth prospects or a competitive advantage.

The Year in Review

For the fiscal year ended October 31, 2010, the Managers Frontier Small Cap Growth Fund (Service Share Class) returned 24.59%, underperforming the Russell 2000® Growth Index, which returned 28.67%.

U.S. equities finished the twelve months ended October 31, 2010, with positive returns across the market-cap spectrum. Small caps were particularly strong and outperformed large caps. The small-cap Russell 2000® Index rose 26.58% versus the 17.67% gain of the large-cap Russell 1000® Index. From a style perspective, the Russell 2000® Growth Index, up 28.67%, outperformed the 24.43% return of the Russell 2000® Value Index.

The fiscal year ended on a strong note in October, fueled by expectations for renewed quantitative easing, the mid-term elections, and strong corporate earnings reports. While third quarter GDP rose at a lackluster 2.5% annual rate, it was better than the 1.7% rate posted in the previous quarter. Consumer spending, which accounts for approximately 70% of economic activity, rose 2.8% which marks the fastest pace in four years. The key issue remains when employment will improve and produce a more stable recovery. To that end, the Institute for Supply Management’s October manufacturing index rose 2.5 points to 56.9, better than expected and signaling growth. The important new orders gauge in the index shot up 7.8 points to 58.9, which ended a four-month slide. The service index rose 1.1 points to 54.3 and also showed a notable pickup in forward-looking new orders. A longer-term unknown is the efficacy and potential unintended consequences of the Fed’s renewed quantitative easing. As such, our focus remains investing in companies with the most compelling risk-adjusted return potential.

The Fund’s underperformance relative to the Russell 2000® Growth Index is primarily due to our GARP investment approach and stock selection. Small-Cap Growth performed better than value, so our emphasis on valuation hurt performance relative to the growth Index and more “growthy” peers. Our results in the financials and consumer discretionary sectors also detracted from performance. Within financials, a sector we are overweight relative to the Index, our return substantially lagged the near 20% gain of the Index. Our underperformance was driven by a handful of poor performers. The first of note, Argo Group, an insurance company that we sold from the portfolio back in January, was down 21.3%. The sale of Argo Group reflects our belief that we were much less likely to see a hardening of pricing in the insurance industry, which still has not materialized. Additionally, the company’s acquisitive history has yielded mixed financial results that continue to lag peers. Another key detractor from performance within financials was Investment Technology Group, an algorithmic trading platform for institutional investors, which declined 30.0%. We had significantly reduced the ITG position size last year at higher levels based on concerns the company had lost market share of overall trading volumes. We sold the remaining position in late summer as we did not have conviction that ITG will regain market share in the foreseeable future.

Managers Frontier Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

Another notable detractor was the consumer discretionary sector as our portfolio holdings appreciated nicely (19.7%) but significantly lagged those within the Index (29.1%). Notable detractors included Chico’s FAS, Inc. (-17.8%), Harman International Industries, Inc. (-10.8%), and Corinthian Colleges, Inc. (-67.0%). Corinthian Colleges, Inc. is a for-profit education company that was the victim of intense regulatory change and scrutiny from the Department of Education and Congress. Chico’s FAS, Inc. is an apparel retailer focused on the missy women sector. The company has executed well, but the stock moved up sharply and subsequently has corrected. We believe their strong merchandise offerings will drive earnings of close to $1 per share next year. With $3 per share in cash on their balance sheet and no debt, we find the stock a compelling value at current levels and it remains a large position.

Stock performance within the health care sector also hurt relative performance. Given the uncertainty of health care reform and a more aggressive Food and Drug Administration (FDA), we maintained an underweight position in health care. The underweight proved beneficial, but was offset by poor security selection within the sector. Our largest detractor in the health care sector was Beckman Coulter, Inc., down -16.2%. As a provider of lab diagnostic equipment and consumable supplies to hospitals, Beckman Coulter, Inc. has a recurring and predictable revenue business model. However, a change in FDA policies forced the company to pull one of its key test modules from the market and this led to a shortfall in earnings and revenues. Another detractor within health care was VCA Antech, Inc., down -13.0%. The operator of veterinary hospitals and labs has not seen demand for its services return as expected and as a result, earnings numbers were lowered.

Partially offsetting the aforementioned detractors were strong results in the industrials and information technology sectors. In industrials, our 31.0% gain compared favorably to the 25.6% advance of the Index. Our outperformance was broad. Two stocks of note were Pall Corp. and WABCO Holdings, Inc. Pall Corp., a filtration company focused on improving profitability and returns by eliminating cost and selectively taking price increases, was up 36.7%. WABCO Holdings, Inc., a commercial truck component supplier, advanced 95.7% during the year and was the second strongest contributing stock within the portfolio.

Within technology, Skyworks Solutions, Inc. (+120.0%) and iGATE Corp. (+134.2%) led the way. Skyworks Solutions, Inc., a mixed-signal company focused on the cellular phone market, was the top contributing stock to the overall portfolio. iGATE Corp., a leading IT outsourcing company, was our highest returning stock in the portfolio and our second strongest relative contributor in the technology sector. Other strong technology investments included RF Micro Devices, Inc. (+73.6%), and Ariba, Inc. (+58.9%).

There were other notable strong performers across other economic sectors including Dollar Tree, Inc., Tractor Supply Co., and Nu Skin Enterprises, Inc. Dollar Tree, Inc. was up 70.5% and continues to have robust sales trends and financial results. Our long-term holding of retailer Tractor Supply Co. (+78.2%) and our investment in direct seller Nu Skin Enterprises, Inc. (+36.9%) also contributed strongly to our results in consumer discretionary.

Most macroeconomic indicators continue to suggest sluggish economic growth, including the manufacturing and service Institute for Supply Management indices, durable goods orders, employment statistics, and the leading economic indicators index. Given the many challenges still facing the global economy, this has resulted in an overall stock market that we believe is attractively valued, but very narrow in its leadership as investors have continued to chase the highest growth companies to considerable valuations. While our growth-at-reasonable-price style was largely responsible for our slight underperformance, we remain committed to this discipline and believe our portfolios are well positioned to deliver strong investment results in the upcoming year.

The views expressed above represent the views of Frontier as of October 31, 2010, and are not intended as a forecast or guarantee of future results.

Cumulative Total Return Performance

Managers Frontier Small Cap Growth Fund (formerly Managers Small Cap) cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the above stated index is unmanaged, is not available for investment, and does not incur expenses. This chart compares a hypothetical $10,000 investment made in the Managers Frontier Small Cap

Managers Frontier Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

Growth Fund on October 31, 2000, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Frontier Small Cap Growth Fund and the Russell 2000® Growth Index for the same periods ended October 31, 2010.

Average Annualized Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers Frontier Small Cap Growth Fund[2,3]
Service Class	24.59%	5.34%	(0.03)%	5.80%	9/24/97
Investor Class[4]	—	—	—	14.07%	1/1/10
Institutional Class[4]	—	—	—	14.34%	1/1/10
Russell 2000® Growth Index[5]	28.67%	3.99%	1.15%	14.97%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2010. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4]	Commencement of operations for this class was January 1,2010.
[5]

The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to- book ratios and higher forecasted growth values. Unlike the Fund, the above stated index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Frontier Small Cap Growth Fund

Fund Snapshots

October 31, 2010

Portfolio Breakdown

Industry	Managers Frontier Small Cap Growth Fund**	Russell 2000® Growth Index
Information Technology	30.5%	19.4%
Industrials	25.5%	15.9%
Consumer Discretionary	11.3%	13.4%
Health Care	11.0%	14.9%
Financials	7.4%	19.7%
Energy	7.3%	4.5%
Materials	1.9%	4.1%
Consumer Staples	1.7%	3.4%
Telecommunication Services	1.3%	1.2%
Utilities	0.0%	3.5%
Other Assets and Liabilities	2.1%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Raymond James Financial, Inc.*	2.8%
Jabil Circuit, Inc.	2.8
Mednax, Inc.*	2.7
United Therapeutics Corp. *	2.6
Dollar Tree, Inc.	2.2
Ariba, Inc.	2.0
Tessera Technologies, Inc.	2.0
WABCO Holdings, Inc. *	1.9
Watsco, Inc.	1.9
Tech Data Corp.	1.8

Top Ten as a Group	22.7%

*	Top Ten Holding at April 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Frontier Small Cap Growth Fund

Schedule of Portfolio Investments

October 31, 2010

	Shares		Value
Common Stocks - 97.9%
Consumer Discretionary - 11.3%
Bebe Stores, Inc.	8,000		$52,480
Cheesecake Factory, Inc., The*	12,300		358,176
Chico’s FAS, Inc.	52,200		507,384
Corinthian Colleges, Inc.*	11,300		58,986
Dollar Tree, Inc.*	13,150		674,726
Harman International Industries, Inc.*	13,300		446,215
hhgregg, Inc.*	11,900	[2]	274,176
LKQ Corp.*	21,300		463,062
P.F. Chang’s China Bistro, Inc.	3,000		137,760
Tractor Supply Co.	3,900		154,440
WMS Industries, Inc.*	6,800		296,684
Total Consumer Discretionary			3,424,089
Consumer Staples - 1.7%
Nu Skin Enterprises, Inc., Class A	17,300		529,380
Energy - 7.3%
Carrizo Oil & Gas, Inc.*	14,900		351,938
Core Laboratories, N.V.	500	[2]	38,885
Denbury Resources, Inc.*	25,500		434,010
Northern Oil & Gas, Inc.*	14,900		293,232
Rex Energy Corp.*	13,200		162,624
St. Mary Land & Exploration Co.	10,500		437,640
World Fuel Services Corp.	18,300		516,609
Total Energy			2,234,938
Financials - 7.4%
Jefferies Group, Inc.	13,500		323,055
optionsXpress, Inc.*	9,000		143,730
Penson Worldwide, Inc.*	9,500		48,925
Raymond James Financial, Inc.	30,500		860,710
W.R. Berkley Corp.	12,300		338,496
Waddell & Reed Financial, Inc.	18,100		526,167
Total Financials			2,241,083
HealthCare - 11.0%
American Medical Systems Holdings, Inc.*	7,000		141,400
Beckman Coulter, Inc.	5,100	[2]	271,524
CONMED Corp.*	15,600		343,356
Cumberland Pharmaceuticals, Inc.*	13,600		85,272
DexCom, Inc.*	14,700		202,125
Insulet Corp.*	14,100		224,895
Mednax, Inc.*	13,900		823,019
PSS World Medical, Inc.*	9,000		212,670
United Therapeutics Corp.*	13,200		792,000
VCA Antech, Inc.*	6,600		136,422
West Pharmaceutical Services, Inc.	3,400		121,346
Total Health Care			3,354,029
Industrials - 25.5%
A.O. Smith Corp.	5,000		280,150
Administaff, Inc.	9,000		235,890
Advisory Board Co., The*	6,000		280,860
Aecom Technology Corp.*	11,000		291,390
Ameresco, Class A*	8,200		107,584
Belden, Inc.	11,800		329,220
Brady Corp.	12,100		372,075
Carlisle Cos., Inc.	7,600		266,532
CLARCOR, Inc.	7,700		305,382
Comfort Systems USA, Inc.	13,400		153,430
EnPro Industries, Inc.*	4,400		154,616
Hub Group, Inc.*	11,200		363,664
Kaman Corp., Class A	5,400	[2]	145,530
Kaydon Corp.	3,400		118,558
Ladish Co., Inc.*	3,700		118,363
Landstar System, Inc.	12,300		462,726
MasTec, Inc.*	42,700		520,940
Mine Safety Appliances Co.	7,500		211,200
Navistar International Corp.*	7,700		370,986
Pall Corp.	10,200		435,234
Quanta Services, Inc.*	16,800		330,288
UTI Worldwide, Inc.	8,500		163,370
WABCO Holdings, Inc.*	12,500		580,250
Waste Connections, Inc.*	8,900		362,586
Watsco, Inc.	10,3002		576,491
Wesco International, Inc.*	5,700		244,074
Total Industrials			7,781,389
Information Technology - 30.5%
Advanced Analogic Technologies, Inc.*	22,800		85,728
Ariba, Inc.*	32,800		615,984
Blackboard, Inc.*	4,200	[2]	175,308
Brightpoint, Inc.*	48,400		362,516
Constant Contact, Inc.*	7,100		163,300
Cymer, Inc.*	6,000		221,700
Equinix, Inc.*	3,000		252,720
Factset Research Systems, Inc.	1,700		149,226
Fairchild Semiconductor International, Inc.*	8,100		91,287
Fortinet, Inc.*	5,400		162,000
iGATE Corp.	7,200		147,168

The accompanying notes are an integral part of these financial statements.

Managers Frontier Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology - 30.5% (continued)
Insight Enterprises, Inc.*	13,100		$198,072
Integrated Device Technology, Inc.*	70,200		413,478
Intevac, Inc.*	6,300		63,630
Jabil Circuit, Inc.	54,500	[2]	836,030
Littelfuse, Inc.*	2,700		114,561
Loop Net, Inc.*	15,100		159,305
Monolithic Power Systems, Inc.*	14,700		236,229
Monster Worldwide, Inc.*	13,000		234,780
Motricity, Inc.*	4,200	[2]	92,274
Ness Technologies, Inc.*	16,400		79,048
ON Semiconductor Corp.*	42,200		323,674
QLogic Corp.*	12,600		221,382
QuinStreet, Inc.*	22,200		344,766
Radisys Corp.*	5,600		54,712
RF Micro Devices, Inc.*	65,700		478,953
RightNow Technologies, Inc.*	15,200		397,024
Rogers Corp.*	4,500		160,200
Semtech Corp.*	15,900		340,419
Skyworks Solutions, Inc.*	10,500		240,555
Sonic Solutions, Inc.*	9,400		112,518
Tech Data Corp.*	12,700		545,973
Tessera Technologies, Inc.*	30,200		595,846
VeriFone Systems, Inc.*	6,700		226,661
Verint Systems, Inc.*	5,700		187,587
Virtusa Corp.*	15,100	[2]	215,326
Total Information Technology			9,299,940
Materials - 1.9%
Albemarle Corp.	4,500		225,585
Cabot Corp.	5,200		176,904
RTI International Metals, Inc.*	5,200		161,720
Total Materials			564,209
Telecommunication Services - 1.3%
Cogent Communications Group, Inc.*	18,100		196,385
Premiere Global Services, Inc.*	29,700		202,851
Total Telecommunication Services			399,236
Total Common Stocks (cost $25,015,036)			29,828,293
Short-Term Investments - 5.7%[1]
BNY Institutional Cash Reserves Fund, Series B*[3,4]	118,432		94,184
BNY Mellon Overnight Government Fund, 0.21%[3]	863,000		863,000
Dreyfus Cash Management Fund, Institutional Class Shares, 0.16%	771,499		771,499
Total Short-Term Investments (cost $1,752,931)			1,728,683
Total Investments - 103.6% (cost $26,767,967)			31,556,976
Other Assets, less Liabilities - (3.6)%			(1,110,459)
Net Assets - 100.0%			$30,446,517

Note: Based on the approximate cost of investments of $27,025,980 for Federal income tax purposes at October 31, 2010, the aggregate gross unrealized appreciation and depreciation were $5,180,795 and $649,799, respectively, resulting in net unrealized appreciation of investments of $4,530,996.

*	Non-income-producing security.
[1]	Yield shown for each investment company represents the October 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares, amounting to a market value of $916,920, or 3.0% of net assets, were out on loan to various brokers.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being fair valued daily. (See Note 4 in the Notes to Financial Statements.)

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of October 31, 2010. (See Note 1 (a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Investments in Securities
Common Stocks†	$29,828,293	—	—	$29,828,293
Short-Term Investments	1,634,499	$94,184	—	1,728,683

Total Investments in Securities	$31,462,792	$94,184	—	$31,556,976

†	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of October 31, 2010, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

Managers AMG TSCM Growth Equity Fund

Portfolio Manager’s Comments

The Managers AMG TSCM Growth Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing in the stocks of large-, mid- and small-capitalization companies.

The Portfolio Manager

TimesSquare Capital Management, LLC (“TimesSquare”), the Fund’s subadvisor, utilizes a bottom-up fundamental approach to all-cap investing. Led by co-managers Andrew Galligan, Tony Rosenthal, and Grant Babyak, the investment team at TimesSquare believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of large-cap, mid-cap and small-cap growth stocks designed to generate good risk-adjusted returns. When selecting growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies that demonstrate consistent and sustainable revenue and earnings growth, offer distinct and sustainable competitive advantages, have strong, experienced management teams, have stocks selling at reasonable valuations, and that Fund management believes have the potential to appreciate in price by 25 to 50% within the next 12 to 18 months.

The Period in Review

For the three-months ended October 31, 2010, the Managers AMG TSCM Growth Equity Fund (Institutional Share Class) returned 9.40%, while its benchmark, the Russell 3000® Growth Index returned 10.50%.

After July’s rally, macroeconomic concerns appeared to catch up with the U.S. equity market in August. The Institute of Supply Management’s gauge of manufacturing activity slipped again, though still above the crucial level of 50, which is indicative of growth and expansion. Private payrolls increased, though not as much as was expected and not enough to offset the decrease from government payrolls, so unemployment crept up to 9.6%. Consumer activity seemed disconnected from those economic forces since Consumer Confidence unexpectedly increased in August. This was also evident when consumer spending rose above forecasts despite a decrease in real disposable income.

September marked a significant upswing in the markets, more than erasing the drop in August. As has been the case for most of the year, market concerns regarding macroeconomic uncertainty and conflicting indicators drove stock returns. The Institute for Supply Management reported that the economy grew in September for the 17th consecutive month; however, growth in new orders continued to slow, which indicated weaker expectations for the fourth quarter. Overall inflation remained low with the Consumer Price Index trending lower to an annualized rate of 1.1%, but that masked recent price surges in commodities such as oil and corn. Even though the last recession – the longest since World War II – was officially pronounced to have ended in June 2009, the price of gold hit an all-time high of more than $1,300 an ounce. While the stock market grappled with such cognitive dissonance, the macroeconomic focus swamped the influence of individual stock selection decisions. For many stocks, high valuations seemed to stretch even further as investors looked for potential growth at any price.

Equities continued to rally in October prompted by positive sentiment. The market appeared to price in the Fed’s QE2 measures and Republican gains from the midterm election. Consumer confidence, as measured by the Conference Board, increased slightly in October prodded by improvement in both the present situation and expectation components. The Institute of Supply Management’s indices of manufacturing and services rose in October surpassing economists’ forecasts. Employment news was encouraging with the current month’s surge and prior month’s upward revision. Despite these developments, the unemployment rate remained unchanged at 9.6%.

During this period, the broad market return of the all caps performed in line with the small and large caps, yet trailed the mid caps with the Russell 3000® Index return of 8.37%, compared with the Russell 2000® Index return of 8.39%, the Russell 1000® Index return of 8.36%, and the Russell Midcap® Index return of 9.80%. In terms of style, growth stocks outperformed value stocks within each size segment; specific to the all cap space, the Russell 3000® Growth Index’s return of 10.50% handily beat the Russell 3000® Value Index return of 6.25%.

The portfolio underperformed the Russell 3000® Growth Index on a relative basis during the period. Stock selection had a net positive effect; in general, our investments in health care, producer durables, technology, and consumer staples outpaced their counterparts in the Index, while our holdings in materials and processing, financial services, and energy lagged. Sector allocation had a net negative effect and drove our underperformance although we continue to build our concentrated all-cap growth portfolio from the bottom-up.

Our overall stock selection in health care helped our performance. The top contributor for the period was DaVita, Inc., a provider of dialysis services for patients suffering from chronic kidney failure. DaVita rose by 25% as the company reported an in-line quarter with good organic volume growth and raised guidance for the low end of operating income. Management reported lower costs from lower Epogen drug utilization during the quarter; if this trend persists, DaVita could experience meaningful margin expansion as it moves to a bundled payment system for Medicare patients next January. DaVita’s current round of refinancing appears to be on track at better than expected rates, and their share buybacks have continued. Cephalon, Inc. is a biopharmaceutical company focused on products for the central nervous system, inflammatory disease, pain, and oncology therapeutic areas. Cephalon handily beat estimates, raised 2010 guidance, and issued 2011 guidance at 3 to 5% above consensus. Phase 2 and Phase 3 clinical trial data from their pipeline and the emergence of a follow-on drug to Treanda – their current drug used to treat patients suffering from non-Hodgkin’s lymphoma – could also serve as catalysts for the stock in 2011. Their shares appreciated by 17%, and we added to our position.

In the producer durables sector, Ametek, Inc. manufactures and sells electronic instruments for various applications used in transportation industries, such as aircraft cockpit instruments and displays, and electromechanical devices such as drive motors. Climbing 22%, Ametek beat earnings estimates with better-than-

Managers AMG TSCM Growth Equity Fund

Portfolio Manager’s Comments (continued)

expected sales driving their operating margins higher. Acquisitions helped to fuel the growth in the company’s orders in the third quarter, and management raised guidance for the fourth quarter and full year. URS Corporation is a power, oil and gas, and infrastructure engineering and construction company for public agencies and private sector companies. URS reported earnings in line with consensus, although revenues and project backlogs had decreased, and their shares slipped by -4%. We added to our position. Traditionally, this fiscal quarter has been a low point for URS’s backlog, so part of the issue appeared to be normal seasonality. On a more positive note, the company reaffirmed its forward guidance and subsequently increased its current share buyback program.

Stock selection within our technology holdings, while a positive contributor to our performance overall, netted some mixed individual results. Apple, Inc. manufactures and markets personal computers, mobile communication and media devices, portable digital music players, and related software, services, and peripherals under the Mac, iPod, iPad, and iPhone lines. With a 70% surge in quarterly earnings driven by demand for its iPhone, Apple’s shares gained 17%, and we added to our position. Apple also unveiled the latest generation of iPods. While the latest sales results for Apple’s iPad came in lower than expectations, Apple has increased production in preparation for holiday sales and expanded retail distribution of the product. Up 19%, QUALCOMM Incorporated designs and manufactures digital wireless telecommunications products and services including CDMA-based integrated circuits. QUALCOMM reported a solid quarter and outlook that reversed most of the recent concerns around volumes. The company continues to benefit from consumers increasing their use of 3G devices, and they have partnered with Microsoft on the new Windows Phone 7. Google, Inc. maintains a search engine on an index of websites and other online content. Google shares surged 27% as the company exceeded revenue and earnings estimates. Management gave insights for the first time on the strength of their nascent mobile (Android) and online display ad businesses (DoubleClick Exchange and YouTube/video), both of which are on track to become significant parts of their business. Juniper Networks, Inc. specializes in products and services for network infrastructure, including routing and switching products that control and direct network traffic as well as firewall VPN systems. With a strong quarterly report with revenues across all segments ahead of expectations as was the overall bottom line, Juniper’s shares rose 17%. We trimmed our position on strength. The company has also been selected by AT&T for a key supply contract, and they are acquiring privately held SMobile Systems, a developer of security software for smartphones and tablets, for $70 million in cash. American Tower Corporation, a wireless and broadcast communications infrastructure company that owns and operates communications sites, ran up by 12%, and we trimmed our position on strength. American Tower reported a solid quarter, and new smartphones continue to drive wireless usage. As the bottom most detractor to our returns during the period, shares of Varian Semiconductor Equipment Associates, Inc., the leading manufacturer of ion implantation systems used in the fabrication process for integrated circuits, fell by -11%. Weakness in many of the electronics end markets is negatively impacting the demand for semi-cap stocks such as Varian. PC weakness in Europe has broadened to China and the U.S. consumer, non-smartphone handset demand is weak, and other consumer electronics such as LCD TVs are encountering demand issues as well; we sold our position.

In the materials and processing sector, Monsanto Company provides agricultural products for farmers worldwide including seeds, biotechnology traits that help control insects and weeds, and herbicides. Their net sales decreased, and the company lowered the top end of its profit guidance for the full year. Their stock fell by -15% on concerns over disappointing harvest results of the company’s new highly touted corn seed, SmartStax. We exited our position.

Our stock selection in financial services detracted from our performance. CME Group Inc. operates the CME, CBOT, NYMEX, and COMEX exchanges, which specialize in futures and options covering all major asset classes. Their shares were dragged down by -5% with a seasonally slow month in August. More importantly, the difficult economic outlook and the lack of upcoming expected Fed funds rate hikes will likely prevent CME from returning to peak interest rate futures volume levels until 2012, which limits near-term revenue growth, thus we decided to sell our position. MasterCard, Inc. provides transaction processing and related services in support of their credit, ATM payment card, and traveler’s check programs. The company may face risk when the new debit card provision becomes law, which is aimed at saving retailers money in debit card fees, as merchants typically pay 1% to 2% of a debit transaction. We sold our shares, which finished down by -5%, over concerns regarding potential concessions on credit interchange and potential investment/technology spending.

Turning to the energy sector, Range Resources Corporation is a natural gas exploration and production (E&P) company focused on the Permian Basin of west Texas and eastern New Mexico, the Barnett Shale of north central Texas, and Appalachian regions of the US. During the period, there was a fire and an explosion at wells operated by other companies, but stock prices for all the natural gas E&Ps active in the area were caught in the subsequent downdraft. The stock finished up just 1%, which trailed the benchmark sector return of 9%, as ongoing concerns regarding well safety in the Marcellus shale weighed on this segment.

At TimesSquare, we remain steadfast in our belief that a bottom-up approach focused on long-term quality growth will be rewarded. Each day brings new challenges, and we continuously work to meet them, prudently adjusting the portfolio as necessary. As always, we appreciate the confidence you have placed in our investment team.

The views expressed above represent the views of TimesSquare as of October 31, 2010, and are not intended as a forecast or guarantee of future results.

Cumulative Total Return Performance

Managers AMG TSCM Growth Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 3000® Growth Index is unmanaged, is not available for investment, and does not incur expenses. This chart compares a hypothetical $10,000 investment made in the Fund’s Institutional Class on July 30, 2010

Managers AMG TSCM Growth Equity Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

(commencement of operations) to a $10,000 investment made in the Russell 3000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the total return for the Managers AMG TSCM Growth Equity Fund and the Russell 3000® Growth Index since inception to October 31, 2010.

Total Returns[1]	Since Inception	Inception Date
Managers AMG TSCM Growth Equity Fund2,3,[4],[5]
Investor Class	9.30%	7/30/10
Service Class	9.40%	7/30/10
Institutional Class	9.40%	7/30/10
Russell 3000® Growth Index[6]	10.50%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2010. All returns are in U.S. dollars($).

[2]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[3]

The Fund is subject to risks associated with investments in small-and mid-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[5]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[6]

The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 3000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 3000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers AMG TSCM Growth Equity Fund

Fund Snapshots

October 31, 2010

Portfolio Breakdown

Industry	Managers AMG TSCM Growth Equity Fund**	Russell 3000® Growth Index
Information Technology	28.9%	18.9%
Industrials	20.6%	11.4%
Health Care	17.9%	11.6%
Consumer Discretionary	11.6%	11.5%
Financials	6.9%	16.0%
Energy	5.6%	10.4%
Telecommunication Services	3.1%	2.9%
Materials	2.8%	4.2%
Consumer Staples	1.5%	9.5%
Utilities	0.0%	3.6%
Other Assets and Liabilities	1.1%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Google, Inc.	6.1%
Apple, Inc.	5.9
DaVita, Inc.	4.8
Danaher Corp.	4.6
Ametek, Inc.	4.4
United Parcel Service, Inc., Class B	4.2
QUALCOMM, Inc.	4.1
Cephalon, Inc.	3.6
Allstate Corp., The	3.4
Express Scripts, Inc.	3.1

Top Ten as a Group	44.2%

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers AMG TSCM Growth Equity Fund

Schedule of Portfolio Investments

October 31, 2010

	Shares	Value
Common Stocks - 98.9%
Consumer Discretionary - 11.6%
Amazon.com, Inc.*	93	$15,358
Coach, Inc.	495	24,750
Hasbro, Inc.	390	18,038
Home Depot, Inc., The	541	16,706
Kohl’s Corp.*	410	20,992
Nike, Inc.	370	30,132
Total Consumer Discretionary		125,976
Consumer Staples - 1.5%
General Mills, Inc.	435	16,330
Energy - 5.6%
Denbury Resources, Inc.*	1,045	17,786
Halliburton Co.	995	31,701
Range Resources Corp.	300	11,217
Total Energy		60,704
Financials - 6.9%
Aflac, Inc.	155	8,662
Allstate Corp., The	1,195	36,436
JPMorgan Chase & Co.	141	5,306
Lazard, Ltd., Class A	690	25,461
Total Financials		75,865
Health Care - 17.9%
Aetna, Inc.	1,010	30,158
Boston Scientific Corp.*	3,139	20,027
Cephalon, Inc.*	595	39,532
DaVita, Inc.*	722	51,804
Express Scripts, Inc.*	689	33,430
Shire PLC	280	19,628
Total Health Care		194,579
Industrials - 20.6%
Allegiant Travel Co.	510	24,016
Ametek, Inc.	895	48,375
Danaher Corp.	1,156	50,124
Parker Hannifin Corp.	75	5,741
Union Pacific Corp.	320	28,058
United Parcel Service, Inc., Class B	675	45,454
URS Corp.*	575	22,385
Total Industrials		224,153
Information Technology - 28.9%
Accenture PLC, Class A	725	32,415
Analog Devices, Inc.	355	11,953
Apple, Inc.*	212	63,784
Broadcom Corp., Class A	150	6,111
Cognizant Technology Solutions Corp.*	85	5,541
Google, Inc.*	108	66,203
Juniper Networks, Inc.*	845	27,370
Micron Technology, Inc.*	620	5,127
MICROS Systems, Inc.*	260	11,801
QUALCOMM, Inc.	980	44,227
Teradata Corp.*	570	22,435
Texas Instruments, Inc.	575	17,004
Total Information Technology		313,971
Materials - 2.8%
Ecolab, Inc.	615	30,332
Telecommunication Services - 3.1%
American Tower Corp., Class A*	645	33,288
Total Common Stocks (cost $977,466)		1,075,198
Short-Term Investments - 1.8%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.16% (cost $19,642)	19,642	19,642
Total Investments - 100.7% (cost $997,108)		1,094,840
Other Assets, less Liabilities - (0.7)%		(7,449)
Net Assets - 100.0%		$1,087,391

Note: Based on the approximate cost of investments of $997,949 for Federal income tax purposes at October 31, 2010, the aggregate gross unrealized appreciation and depreciation were $97,802 and $911, respectively, resulting in net unrealized appreciation of investments of $96,891.

*	Non-income-producing security.
[1]	Yield shown for each investment company represents the October 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of October 31, 2010. (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Investments in Securities
Common Stocks†	$1,075,198	—	—	$1,075,198
Short-Term Investments	19,642	—	—	19,642

Total Investments in Securities	$1,094,840	—	—	$1,094,840

†	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of October 31, 2010, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

Managers Micro-Cap Fund

Portfolio Manager’s Comments

The Managers Micro-Cap Fund primarily invests in the stocks of U.S. micro-capitalization companies. Normally the Fund will invest at least 80% of its net assets in U.S. micro-cap stocks. The Fund employs multiple portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also seeks to incorporate into the portfolio the breadth of the micro-cap market by focusing different analytical insights on micro-cap investing. The Fund’s team of subadvisors strives to achieve this performance and diversification while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies. The Russell Microcap® Index is the benchmark for the Fund.

The Portfolio Managers

Lord, Abbett & Co., LLC (“Lord Abbett”)

The team focuses its stock selection effort by focusing on companies that have revenue growth of at least 15%, are experiencing year-to-year operating margin improvement, and are experiencing earnings growth that is driven by top-line growth rather than being driven by one-time events or simple cost-cutting measures. The focus is also on identifying companies with higher-quality balance sheets (often captured by finding companies with manageable debt-to-total-capital ratios) and that are already profitable. Once this process is completed, the focus for the team is on forecasting both revenue and earnings growth over the next several years. To achieve this goal, and to find companies that are expected to grow faster than their industry average, members of the team spend an extensive amount of time understanding the competitive advantages of a firm, the industry dynamics within which they operate, and the strength of management.

The sell discipline is enacted if there is a fundamental change in the business, a more attractive alternative is found, or if a holding reaches a 5% weight in the overall portfolio. The Lord Abbett portfolio typically holds between 75 and 100 stocks with no individual holding typically exceeding 5%. There is a risk constraint that prevents any individual industry from being greater than 25% of the total portfolio weight. The annual turnover of the portfolio is expected to be relatively high although there is no explicit target as part of either the stock selection or the portfolio-construction process.

Next Century Growth Investors, LLC (“Next Century”)

The team requires historical revenue growth of at least 15% for a company before conducting further research. Other key factors considered initially by the team are strong historical revenue growth, low debt, and high ROE. Quantitative screening is done on a regular basis to see which stocks over the past year are experiencing significant growth. The next stage of this process involves intensive first-hand research to determine the growth prospects of a company with the team choosing a stock only when it has become convinced a company has an extraordinary opportunity to grow its business. The uniqueness of this process lies in the fact that the team seeks out these companies regardless of their short-term prospects and or current valuation. The team is looking for “home runs” and companies that will grow to the point that they will eventually reach a small-market capitalization.

The sell discipline is enacted if there is a change in the original investment thesis or a fundamental change in business of the company. In addition, a holding will become a candidate for sale if it reaches an extreme valuation, becomes larger than 5% of the overall portfolio or as it approaches $1 billion in market capitalization. Typically companies are sold out of the micro-cap portfolio because they have approached $1 billion in market capitalization.

The Next Century portion of the portfolio is concentrated and typically has 40-60 holdings, which can create a high level of volatility. The only risk constraints are that sector weights cannot exceed two times the Russell 2000® Growth sector weights, and no individual holding can be greater than 5% of the portfolio.

RBC Global Asset Management (U.S.) Inc. (“RBC”)

The team uses an investment process that focuses on generating solid stock selection by identifying companies with strong, long-term, attractive business fundamentals that are selling at low valuations. In order to initially generate ideas, the team at RBC uses quantitative screens and industry research to concentrate stock selection on a narrower sub-universe of micro-cap companies. The team then focuses a majority of its time on conducting intensive “on-the-ground” fundamental research in order to uncover these opportunities. The focus is on identifying companies with long-term, solid business fundamentals and near-term profitability improvement potential. In terms of short-term factors, the team looks for companies that have shown institutional investor neglect or avoidance and sizeable insider ownership with the potential for both improving profit margins and accelerating earnings in the near future. In terms of long-term factors, the team looks for companies with proven products or services that are leading in market share within their respective industries while maintaining a sustainable competitive advantage and a solid balance sheet.

The resulting portfolio that is generated by this stock selection process tends to exhibit low turnover with company stocks generally held for several years. The portfolio is well diversified with anywhere from 60 to 90 holdings with a maximum of 5% in any single holding.

WEDGE Capital Management L.L.P. (“WEDGE”)

The investment process is a combination of both quantitative and fundamental research insights. The quantitative portion of the investment process uses commonly found factors and characteristics that can be accessed via any number of commercial databases. The value-added portion of the process, therefore, uses a number of different factors across five major categories: valuation, earnings quality, operating efficiency, capital usage and momentum, whose efficacy has been verified via long-term regression analysis. This is referred to as the Fundamental Value model. The top results of this model are combined with the best resulting stocks from the Financial Quality model, which measures stocks across categories such as multiple earnings growth, profitability, leverage, and liquidity. The top stocks that appear in both models are eligible for fundamental research. The fundamental research portion of the investment process is exclusionary in nature and meant to eliminate stocks that are not strong in earnings forecasts, valuation metrics, sector\industry outlook, or any factor that cannot be easily captured quantitatively.

Managers Micro-Cap Fund

Portfolio Manager’s Comments (continued)

A stock is scrutinized for possible sale if it falls below the top four deciles in the Fundamental Value model. Stocks are sold when they become fairly valued, an upgrade opportunity develops, or the original investment thesis materially deteriorates. The portion of the portfolio managed by WEDGE is confined to plus or minus 10% in any given sector, although sector positions tend to be much closer to the Index weight than this (it should be noted that these self-imposed sector weighting constraints are based on a proprietary liquidity analysis conducted on an ongoing basis by the micro-cap team and is NOT driven by the sector weightings of any micro-cap benchmark). The final portfolio seeks to be a well-diversified, micro-cap portfolio holding approximately 150 securities and consistently maintaining a value bias relative to the benchmark. The portfolio tends to hold securities within the $40 million to $400 million market capitalization range, although it does not require a sale of a holding until it reaches $800 million in market capitalization.

The Year in Review

The past twelve months saw a continuation of the market rally that began back in March 2009, although certainly with more stops and starts than witnessed at the beginning of the rally. The lower- quality nature of the equity rally leveled off during the fourth quarter of 2010, although high-quality stocks have yet to significantly outpace their lower-quality counterparts and the market has continued to be driven by headline and macroeconomic news as opposed to underlying fundamentals of individual companies. The early portion of the year was characterized by the relative strength of the U.S. Dollar (and its subsequent consequences for companies in the U.S. with different levels of exposure to the strength of the Dollar) as global investors found the reserve status of the Dollar particularly comforting in the wake of a weakening Euro amid the concern of potential default risk for several sovereign nations in continental Europe. The second quarter of 2010 was marked by renewed fears of financial contagion and slowing economic growth. The third quarter of 2010 was a perfect microcosm of the skittishness of the market and investors over the course of the past year. In July, solid earnings from a number of bell weather companies led to strong market results. August featured a renewed round of lukewarm economic data that led to a market pullback and increased risk aversion amongst investors. September and October, on the other hand, saw a sharp market bounce back and increased risk taking among investors who still have considerable cash waiting to be invested but are still hesitant about reentering equity markets. Against this backdrop, micro-cap equities performed quite well, only modestly trailing small-cap equities but significantly outperforming U.S. large-cap equities.

For the 12 months that ended October 31, 2010, the Managers Micro-Cap Fund returned 27.16%, compared with 25.07% for its benchmark, the Russell Microcap® Index. Performance continues to remain strong relative to both the Index and peers since the Fund was converted to a multi-manager, multi-style approach in early 2008. Solid outperformance over the last year has been driven by both positive stock selections as well as by relative sector positioning versus the benchmark. From a stock selection standpoint, most of the value over the past year has been led by holdings within the cyclically oriented consumer discretionary and information technology sectors. By the end of the fiscal year, the holdings within these two sectors combined to comprise nearly half of the positions in the overall portfolio. From a positioning standpoint, the Fund added value by virtue of its underweight to the underperforming financials sector and its overweight to the outperforming information technology sector. The financial sector tends to be a perpetual underweight in the Fund while the overweight to the improving information technology sector was certainly timely, given it was the best performing micro-cap sector as the economy rebounded throughout the last fiscal year. Similar to the prior fiscal year, the Fund’s growth subadvisors performed the best, which is not surprising given the economic backdrop and increased optimism of the prior twelve months.

Looking Forward

The portfolio managers are optimistic about forward-looking prospects for the economy and, more specifically, for micro-cap equities as they believe the potential for a double-dip recession continues to shrink. Therefore, the portfolio is currently positioned with a sizable overweight compared to the benchmark in the more economically sensitive areas such as the consumer discretionary, industrials, and information technology sectors which all stand to benefit from an improved and stable economy. As uncertainty continues to come out of the market, stock price movements will increasingly be driven by individual company fundamentals. This type of market would be to the direct benefit of this portfolio which is comprised of four subadvisors who focus their efforts on generating performance via bottom-up stock selection.

Cumulative Total Return Performance

Managers Micro-Cap Fund (formerly Managers Fremont Micro-Cap Fund) cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell Microcap® Index tracks the micro-cap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market and is represented by the smallest 1,000 securities in the small-cap Russell 2000® Index plus the next 1,000 securities. Unlike the Fund, the above stated index is unmanaged, is not available for investment, and does not incur expenses. This chart compares a hypothetical $10,000 investment made in the Managers Micro-Cap Fund on October 31, 2000, to a $10,000 investment made in the

Managers Micro-Cap Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

Russell Microcap® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Micro-Cap Fund, the Russell Microcap® Index and the Russell 2000® Index for the one-year, five-year and ten-year periods ended October 31, 2010.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
Managers Micro-Cap Fund[2],[3]	27.16%	3.88%	1.29%
Russell Microcap® Index[4]	25.07%	(0.40)%	5.32%
Russell 2000® Index[5]	26.58%	3.07%	4.89%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2010. All returns are in U.S. dollars($).

[2]

The Fund is subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings histories, competitive conditions, less publicly available corporate information, and reliance on a limited number of products.

[3]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[4]

The Russell Microcap® Index tracks the micro-cap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market and is represented by the smallest 1,000 securities in the small-cap Russell 2000® Index plus the next 1,000 securities. Unlike the Fund, the above stated index is unmanaged, is not available for investment, and does not incur expenses.

[5]

The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the stated index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Microcap® Index and the Russell 2000® Index are trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Micro-Cap Fund

Fund Snapshots

October 31, 2010

Portfolio Breakdown

Industry	Managers Micro Cap Fund**	Russell Microcap® Index	Russell 2000® Index
Information Technology	27.9%	20.5%	19.1%
Industrials	19.3%	13.8%	15.5%
Consumer Discretionary	16.9%	11.8%	13.6%
Health Care	10.9%	16.5%	12.6%
Financials	10.3%	23.0%	20.7%
Materials	4.2%	3.9%	5.6%
Energy	3.6%	5.3%	5.6%
Consumer Staples	1.7%	2.6%	3.0%
Utilities	0.7%	1.2%	3.3%
Telecommunication Services	0.2%	1.4%	1.0%
Other Assets and Liabilities	4.3%	0.0%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Spectrum Control, Inc.*	1.3%
NxStage Medical, Inc.	1.3
Sonic Solutions, Inc.*	1.3
LaBarge, Inc.*	1.2
Universal Stainless & Alloy Products, Inc.*	1.2
Universal Electronics, Inc.*	1.1
Columbus McKinnon Corp.*	1.1
Shutterfly, Inc.	1.0
IPG Photonics Corp.	0.9
Xyratex, Ltd.*	0.9

Top Ten as a Group	11.3%

*	Top Ten Holding at April 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Micro-Cap Fund

Schedule of Portfolio Investments

October 31, 2010

	Shares	Value
Common Stocks - 95.7%
Consumer Discretionary - 16.9%
7 Days Group Holdings, Sponsored ADR*	29,300	$588,051
Amerigon, Inc.*	41,490	447,262
Benihana, Inc.*	105,464	889,062
BJ’s Restaurants, Inc.*	31,647	1,049,098
Body Central Corp.*	40,728	545,755
Books-A-Million, Inc.	21,400	135,890
Bravo Brio Restaurant Group, Inc.*	15,200	273,600
Bridgepoint Education, Inc.*	9,191	130,880
Cache, Inc.*	63,773	318,227
California Pizza Kitchen, Inc.*	12,000	198,120
Carrols Restaurant Group, Inc.*	29,900	202,124
Casual Male Retail Group, Inc.*	271,638	1,197,924
Core-Mark Holding Co., Inc.*	5,600	184,800
Country Style Cooking Restaurant Chain Co., Ltd., Sponsored ADR*	9,800	289,688
CPI Corp.	9,400	231,804
Delta Apparel, Inc.*	21,100	272,612
Destination Maternity Corp.*	2,504	91,471
Finish Line, Inc., The, Class A	10,100	154,530
Fred’s, Inc.	6,600	79,068
Furniture Brands International, Inc.*	34,200	171,342
Grand Canyon Education, Inc.*	7,419	139,551
hhgregg, Inc.*	39,030	899,251
Hooker Furniture Corp.	13,088	138,340
IMAX Corp.*	23,577	510,442
Interclick, Inc.*	49,285	265,646
iRobot Corp.*	25,200	526,176
K12, Inc.*	18,500	516,335
Kenneth Cole Productions, Inc.*	13,907	187,049
Learning Tree International, Inc.	14,900	144,530
Lincoln Educational Services Corp.*	11,300	140,798
Lumber Liquidators Holdings, Inc.*	21,670	521,814
Mac-Gray Corp.	20,400	247,860
Maidenform Brands, Inc.*	5,600	149,856
Marcus Corp., The	12,500	160,250
McCormick & Schmick’s Seafood Restaurants, Inc.*	28,279	252,531
Meritage Corp.*	11,839	216,772
Midas, Inc.*	18,500	136,160
Monro Muffler Brake, Inc.	10,800	515,592
Morton’s Restaurant Group, Inc.*	13,500	75,600
Overstock.com, Inc.	19,200	257,472
Peet’s Coffee & Tea, Inc.*	9,200	351,900
R.G. Barry Corp.	53,100	549,054
RC2 Corp.*	6,525	137,678
Red Robin Gourmet Burgers, Inc.*	12,300	249,690
Rue21,Inc.*	15,707	418,120
Shuffle Master, Inc.*	34,800	327,468
Shutterfly, Inc.*	46,160	1,389,416
Steinway Musical Instruments, Inc.*	53,725	913,862
Stoneridge, Inc.*	18,932	208,252
Summer Infant, Inc.*	36,845	294,760
True Religion Apparel, Inc.*	57,039	1,166,448
Universal Electronics, Inc.*	73,563	1,549,237
US Auto Parts Network, Inc.*	78,655	628,453
Vera Bradley, Inc.*	6,500	177,775
Vitamin Shoppe, Inc.*	15,700	436,617
West Marine, Inc.*	14,600	143,226
Zumiez, Inc.*	19,100	500,802
Total Consumer Discretionary		22,896,091
Consumer Staples - 1.7%
Andersons, Inc., The	4,200	165,354
Boston Beer Co., Inc.*	2,500	178,975
Elizabeth Arden, Inc.*	11,400	233,130
Inter Parfums, Inc.	28,308	495,107
Nash Finch Co.	20,100	842,190
Nutraceutical International Corp.*	4,800	78,000
Pantry, Inc., The*	7,100	138,095
Susser Holdings Corp.*	11,200	153,104
Total Consumer Staples		2,283,955
Energy - 3.6%
Approach Resources, Inc.*	14,400	222,480
Bolt Technology Corp.*	7,500	83,325
Clean Energy Fuels Corp.*	12,500	181,500
Dawson Geophysical Co.*	6,000	149,040
GeoResources, Inc.*	36,500	627,800
Gulf Island Fabrication, Inc.	15,496	353,929
Gulfport Energy Corp.*	30,900	514,794
Kodiak Oil & Gas Corp.*	155,300	639,836
Natural Gas Services Group, Inc.*	19,300	303,975
North American Energy Partners, Inc.*	25,600	222,208

The accompanying notes are an integral part of these financial statements.

Managers Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Energy - 3.6% (continued)
Northern Oil & Gas, Inc.*	42,975		$845,748
OYO Geospace Corp.*	1,500		90,915
Panhandle Oil and Gas, Inc.	5,700		140,790
Tesco Corp.*	18,900		239,274
TGC Industries, Inc.*	19,220		71,114
Willbros Group, Inc.*	23,000		203,780
Total Energy			4,890,508
Financials - 10.3%
Alliance Financial Corp.	2,500		76,175
Altisource Portfolio Solutions S.A.*	13,400		350,544
American Physicians Service Group	4,500		145,800
American Safety Insurance Holdings, Ltd.*	13,600		252,552
Amerisafe, Inc.*	27,600		526,884
Associated Estates Realty Corp.	11,000		152,790
Asta Funding, Inc.	55,100		453,473
Baldwin & Lyons, Inc.	3,200		80,000
Bancorp Rhode Island, Inc.	5,100		148,359
Bank of Marin Bancorp	7,200		239,832
Boston Private Financial Holdings, Inc.	30,200		172,442
Cardinal Financial Corp.	22,500		224,775
CoBiz Financial, Inc.	28,700		138,908
Cogdell Spencer, Inc.	10,800		70,956
Columbia Banking System, Inc.	15,600		284,076
Community Trust Bancorp, Inc.	10,900		297,679
Compass Diversified Holdings	68,800		1,171,664
Cypress Sharpridge Investments, Inc.	20,300		264,509
Danvers Bancorp, Inc.	19,400		291,582
Eagle Bancorp, Inc.*	18,700		231,132
Eastern Insurance Holdings, Inc.	13,636		151,769
Encore Capital Group, Inc.*	37,760		767,283
ESB Financial Corp.	5,600		80,584
Financial Engines, Inc.*	36,800		542,064
First Cash Financial Services, Inc.*	11,800		343,026
First of Long Island Corp., The	5,500		136,840
Flushing Financial Corp.	11,800		155,170
FPIC Insurance Group, Inc.*	9,400		332,948
Hallmark Financial Services, Inc.*	14,900		133,206
Independent Bank Corp. (MA)	8,700		204,363
LaSalle Hotel Properties	12,700		300,863
MarketAxess Holdings, Inc.	31,800		577,806
Meadowbrook Insurance Group, Inc.	42,800		369,364
Merchants Bancshares, Inc.	3,200		82,592
Mission West Properties, Inc.	11,700		78,390
National Bankshares, Inc.	8,300		217,045
National Interstate Corp.	28,000		601,160
Northrim Bancorp, Inc.	16,936		288,759
OceanFirst Financial Corp., Inc.	11,600		138,504
Ramco-Gershenson Properties Trust	19,800		229,284
S.Y. Bancorp, Inc.	12,600		308,700
SCBT Financial Corp.	6,366		194,354
SeaBright Insurance Holdings, Inc.	18,700	[2]	156,519
Simmons First National Corp., Class A	11,500		312,685
Texas Capital Bancshares, Inc.*	15,200		275,880
United Financial Bancorp, Inc.	10,100		136,754
Urstadt Biddle Properties, Inc., Class A	8,900		170,969
ViewPoint Financial Group	7,820		75,072
Washington Banking Co.	27,200		342,448
Washington Trust Bancorp, Inc.	8,000		160,720
Western Alliance Bancorp*	81,600		492,864
Total Financials			13,932,117
HealthCare - 10.9%
America Service Group, Inc.	25,700		393,210
American Dental Partners, Inc.*	18,100		211,046
Assisted Living Concepts, Inc.*	5,100		164,475
Bio-Reference Laboratories, Inc.*	22,000		474,320
BioScrip, Inc.*	43,400		244,342
Cantel Medical Corp.	15,000		277,800
CryoLife, Inc.*	24,900		160,605
Cyberonics, Inc.*	25,400		698,754
DexCom, Inc.*	52,700		724,625
Endologix, Inc.*	100,500		555,765
Ensign Group, Inc.,The	7,900		148,283
eResearch Technology, Inc.*	26,300		200,406
Eurand N.V.*	53,300		584,168
Exactech, Inc.*	28,000		455,280
HeartWare International, Inc.*	8,300		567,222
HMS Holdings Corp.*	2,400		144,264
Insulet Corp.*	56,650		903,568
Kensey Nash Corp.*	30,800		830,368
Landauer, Inc.	6,000		366,540
LHC Group, Inc.*	23,000		618,700
MAKO Surgical Corp.*	13,800		148,764
Medical Action Industries, Inc.*	24,500		243,040

The accompanying notes are an integral part of these financial statements.

Managers Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Health Care - 10.9% (continued)
Meridian Bioscience, Inc.	20,600	[2]	$471,534
MWI Veterinary Supply, Inc.*	9,200		526,240
Neogen Corp.*	18,700		624,954
NxStage Medical, Inc.*	87,740		1,768,838
Obagi Medical Products, Inc.*	13,200		150,612
Symmetry Medical, Inc.*	25,800		228,330
Synovis Life Technologies, Inc.*	21,000		315,000
U.S. Physical Therapy, Inc.*	44,300		831,511
Vascular Solutions, Inc.*	32,200		348,726
Young Innovations, Inc.	5,185		143,987
Zoll Medical Corp.*	9,800		318,794
Total Health Care			14,844,071
Industrials - 19.3%
AAON, Inc.	6,000		147,300
Acacia Research Corp.*	33,800		899,756
Acco Brands Corp.*	67,800		422,394
Alamo Group, Inc.	6,800		163,200
Allied Defense Group, Inc., The*	32,600		88,020
American Ecology Corp.	20,900		338,998
Ameron International Corp.	4,700		323,172
Apogee Enterprises, Inc.	16,000		167,840
Astronics Corp.*	16,570		345,484
AZZ, Inc.	32,100		1,192,194
C&D Technologies, Inc.*	130,900		17,017
Cascade Corp.	7,500		265,425
CBIZ, Inc.*	43,651		258,414
Celadon Group, Inc.*	59,515		771,910
Chart Industries, Inc.*	53,379		1,243,731
China Valves Technology, Inc.*	33,600		292,992
Columbus McKinnon Corp.*	88,200		1,548,792
Comfort Systems USA, Inc.	13,000		148,850
Commercial Vehicle Group, Inc.*	18,427		247,475
Courier Corp.	14,700		217,560
Covenant Transportation Group, Inc.*	45,162		330,586
CRA International, Inc.*	24,100		449,465
Ducommun, Inc.	13,400		287,698
Dynamex, Inc.*	11,000		232,540
Dynamic Materials Corp.	4,300		66,779
Eagle Bulk Shipping, Inc.*	33,700		172,881
Ennis, Inc.	29,300		528,572
EnPro Industries, Inc.*	6,900		242,466
Exponent, Inc.*	6,600		210,672
Furmanite Corp.*	39,900		229,425
G&K Services, Inc., Class A	6,800		168,096
GeoEye, Inc.*	11,100		491,397
Gibraltar Industries, Inc.*	16,700		152,471
GP Strategies Corp.*	16,533		143,506
Graham Corp.	15,000		254,550
Greenbrier Co., Inc.*	40,715		741,013
Hawaiian Holdings, Inc.*	12,900		94,428
Hawk Corp., Class A*	3,745		186,613
Higher One Holdings, Inc.*	26,288		458,988
Hurco Companies, Inc.*	24,700		454,480
Interface, Inc., Class A	58,800		846,132
Kforce, Inc.*	33,500		502,835
Kimball International, Inc., Class B	41,000		249,280
Knoll, Inc.	18,400		279,128
LaBarge, Inc.*	131,900		1,673,812
Ladish Co., Inc.*	16,390		524,316
LB Foster Co., Class A*	20,200		667,004
Lihua International, Inc.*	5,000		53,350
Marten Transport, Ltd.*	16,700		354,708
Met-Pro Corp.	20,100		226,929
Michael Baker Corp.*	8,200		267,976
MYR Group, Inc.*	2,900		45,211
OceanFreight, Inc., Class A*	39,000		38,610
Old Dominion Freight Line, Inc.*	13,500		378,675
Orion Marine Group, Inc.*	48,000		600,480
PGT, Inc.*	126,700		266,070
Powell Industries, Inc.*	7,400		228,364
RBC Bearings, Inc.*	14,300		476,476
Saia, Inc.*	20,200		292,496
Satcon Technology Corp.*	69,300		278,586
SFN Group, Inc.*	24,100		182,678
Standard Parking Corp.*	29,900		510,991
Sun Hydraulics Corp.	9,900		307,593
TBS International PLC, Class A*	38,400		158,976
TrueBlue, Inc.*	25,400		356,870
Universal Truckload Services, Inc.*	9,100		130,585
USA Truck, Inc.*	16,349		224,308
Vitran Corp., Inc., Class A*	45,000		503,550
Westport Innovations, Inc.*	33,600		608,832
Total Industrials			26,231,971

The accompanying notes are an integral part of these financial statements.

Managers Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology - 27.9%
Actuate Corp.*	46,200		$223,608
American Software, Inc., Class A	26,800		161,872
Anadigics, Inc.*	122,539		829,589
Anaren Microwave, Inc.*	14,100		235,893
Ancestry.com, Inc.*	17,500		466,725
Applied Micro Circuits Corp.*	22,166		223,212
Aspen Technology, Inc.*	48,400		542,080
Bel Fuse, Inc.	9,600		218,976
ChinaCache International Holdings, Ltd., Sponsored ADR*	15,700		379,155
Compellent Technologies, Inc.*	28,600		722,722
Computer Task Group, Inc.*	37,500		299,250
comScore, Inc.*	25,000		587,750
Comtech Telecommunications Corp.*	12,500		385,250
Constant Contact, Inc.*	21,500		494,500
Dice Holdings, Inc.*	53,850		487,342
Digi International, Inc.*	30,728		296,832
DSP Group, Inc.*	21,200		151,792
DTS, Inc.*	8,060		320,788
EMS Technologies, Inc.*	37,600		670,784
Entropic Communications, Inc.*	34,790		290,844
Envestnet, Inc.*	17,931		236,869
Extreme Networks, Inc.*	72,600		231,594
FARO Technologies, Inc.*	39,315		949,064
Forrester Research, Inc.	4,700		155,429
GSI Technology, Inc.*	11,700		81,315
Hackett Group, Inc., The*	19,400		75,660
hiSoft Technology International, Sponsored ADR*	33,500		891,100
Hollysys Automation Technologies, Ltd.*	24,600		310,944
iGATE Corp.	36,745		751,068
Interactive Intelligence, Inc.*	43,400	[2]	1,072,414
IntraLinks Holdings, Inc.*	24,100		527,067
IPG Photonics Corp.*	56,480		1,270,800
Ixia*	15,820		247,583
IXYS Corp.*	15,700		160,768
JinkoSolar Holding Co., Ltd., Sponsored ADR*	12,500		376,875
Kenexa Corp.*	16,300		298,127
KIT Digital, Inc.*	29,900		411,723
KVH Industries, Inc.*	15,940		223,798
Limelight Networks, Inc.*	122,000		827,160
Lionbridge Technologies, Inc.*	142,700		713,500
Liquidity Services, Inc.*	33,600		537,600
LivePerson, Inc.*	114,180		1,057,307
LogMeIn, Inc.*	29,050		1,154,156
MaxLinear, Inc., Class A*	13,400		139,896
Maxwell Technologies, Inc.*	57,755		936,786
Methode Electronics, Inc.	21,600		200,664
Mindspeed Technologies, Inc.*	38,885		286,971
MIPS Technologies, Inc.*	39,625		582,488
ModusLink Global Solutions, Inc.*	20,500		135,915
MTS Systems Corp.	12,600		412,902
Multi-Fineline Electronix, Inc.*	3,000		73,440
NIC, Inc.	90,700		787,276
Omnivision Technologies, Inc.*	17,220		467,179
Oplink Communications, Inc.*	22,945		401,079
OSI Systems, Inc.*	4,300		154,800
PC Connection, Inc.*	22,500		189,450
Perficient, Inc.*	28,000		295,680
QuinStreet, Inc.*	14,916		231,645
Radisys Corp.*	14,700		143,619
Renesola, Ltd., Sponsored ADR*	53,900		645,183
Richardson Electronics, Ltd.	16,900		182,858
RightNow Technologies, Inc.*	14,900		389,188
Rubicon Technology, Inc.*	22,140		511,877
S1 Corp.*	36,400		211,848
Sierra Wireless, Inc.*	20,866		251,853
Sonic Solutions, Inc.*	145,948		1,746,998
Sourcefire, Inc.*	8,515		200,869
Spectrum Control, Inc.*	116,218		1,773,487
Symmetricom, Inc.*	27,292		170,029
Synchronoss Technologies, Inc.*	30,000		639,300
Taleo Corp.*	13,400		384,446
Terremark Worldwide, Inc.*	20,830		208,092
TESSCO Technologies, Inc.	4,800		72,480
Travelzoo, Inc.*	18,163		623,899
Tyler Technologies, Inc.*	32,000		653,120
VanceInfo Technologies, Inc., Sponsored ADR*	16,800		611,016
Virtusa Corp.*	80,105		1,142,297
Vocus, Inc.*	3,621		80,205
Xyratex, Ltd.*	81,600		1,263,168
Total Information Technology			37,752,888

The accompanying notes are an integral part of these financial statements.

Managers Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 4.2%
Brush Engineered Materials, Inc.*	19,900	$659,685
Buckeye Technologies, Inc.	21,500	388,075
Koppers Holdings, Inc.	32,800	914,464
Landec Corp.*	32,300	203,167
Myers Industries, Inc.	18,800	166,004
Omnova Solutions, Inc.*	123,200	983,136
Quaker Chemical Corp.	4,900	178,458
STR Holdings, Inc.*	22,700	564,095
Universal Stainless & Alloy Products, Inc.*	55,200	1,597,488
Total Materials		5,654,572
Telecommunication Services - 0.2%
Shenandoah Telecommunications Co.*	11,549	210,769
Utilities - 0.7%
Central Vermont Public Service Corp.	18,700	378,114
Chesapeake Utilities Corp.	6,200	227,478
Unitil Corp.	18,500	401,820
Total Utilities		1,007,412
Total Common Stocks (cost $100,858,827)		129,704,354
Exchange Traded Funds - 0.6%
SPDR KBW Regional Banking ETF (cost $738,291)	33,900	767,157
Short-Term Investments - 3.5%1
BNY Mellon Overnight Government Fund, 0.21%[3]	509,000	509,000
Dreyfus Cash Management Fund, Institutional Class Shares, 0.16%	4,253,654	4,253,654
Total Short-Term Investments (cost $4,762,654)		4,762,654
Total Investments - 99.8% (cost $106,359,772)		135,234,165
Other Assets, less Liabilities - 0.2%		335,429
Net Assets - 100.0%		$135,569,594

Note: Based on the approximate cost of investments of $108,044,800 for Federal income tax purposes at October 31, 2010, the aggregate gross unrealized appreciation and depreciation were $30,817,015 and $3,627,650, respectively, resulting in net unrealized appreciation of investments of $27,1 89,365.

*	Non-income-producing security.
[1]	Yield shown for each investment company represents the October 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares, amounting to a market value of $485,563, or 0.4% of net assets, were out on loan to various brokers.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of October 31, 2010. (See Note 1 (a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Investments in Securities
Common Stocks†	$129,704,354	—	—	$129,704,354
Exchange Traded Funds	767,157	—	—	767,157
Short-Term Investments	4,762,654	—	—	4,762,654

Total Investments in Securities	$135,234,165	—	—	$135,234,165

†	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of October 31, 2010, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

Investment Definitions and Abbreviations:

ADR:	ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.
ETF:	Exchange Traded Fund.

The accompanying notes are an integral part of these financial statements.

Managers Institutional Micro-Cap Fund

Portfolio Manager’s Comments

The Managers Institutional Micro-Cap Fund primarily invests in the stocks of U.S. micro-capitalization companies. Normally the Fund will invest at least 80% of its net assets in U.S. micro-cap stocks. The Fund employs multiple portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also seeks to incorporate into the portfolio the breadth of the micro-cap market by focusing different analytical insights on micro-cap investing. The Fund’s team of subadvisors strives to achieve this performance and diversification while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies. The Russell Microcap® Index is the benchmark for the Fund.

The Portfolio Managers

Lord, Abbett & Co., LLC (“Lord Abbett”)

The team focuses its stock selection effort by focusing on companies that have revenue growth of at least 15%, are experiencing year-to-year operating margin improvement and are experiencing earnings growth that is driven by top-line growth rather than being driven by one time events or simple cost-cutting measures. The focus is also on identifying companies with higher-quality balance sheets (often captured by finding companies with manageable debt-to-total-capital ratios) and that are already profitable. Once this process is completed, the focus for the team is on forecasting both revenue and earnings growth over the next several years. To achieve this goal, and to find companies that are expected to grow faster than their industry average, members of the team spend an extensive amount of time understanding the competitive advantages of a firm, the industry dynamics within which they operate, and the strength of management.

The sell discipline is enacted if there is a fundamental change in the business, a more attractive alternative is found, or if a holding reaches a 5% weight in the overall portfolio. The Lord Abbett portfolio typically holds between 75 and 100 stocks with no individual holding typically exceeding 5%. There is a risk constraint that prevents any individual industry from being greater than 25% of the total portfolio weight. The annual turnover of the portfolio is expected to be relatively high although there is no explicit target as part of either the stock selection or the portfolio-construction process.

Next Century Growth Investors, LLC (“Next Century”)

The team requires historical revenue growth of at least 15% for a company before conducting further research. Other key factors considered initially by the team are strong historical revenue growth, low debt and high ROE. Quantitative screening is done on a regular basis to see which stocks over the past year are experiencing significant growth. The next stage of this process involves intensive first-hand research to determine the growth prospects of a company with the team choosing a stock only when it has become convinced a company has an extraordinary opportunity to grow its business. The uniqueness of this process lies in the fact that the team seeks out these companies regardless of their short-term prospects and\ or current valuation. The team is looking for “home runs” and companies that will grow to the point that they will eventually reach a small market capitalization.

The sell discipline is enacted if there is a change in the original investment thesis or a fundamental change in business of the company. In addition, a holding will become a candidate for sale if it reaches an extreme valuation, becomes larger than 5% of the overall portfolio or as it approaches $1 billion in market capitalization. Typically companies are sold out of the micro-cap portfolio because they have approached $1 billion in market capitalization.

The Next Century portion of the portfolio is concentrated and typically has 40-60 holdings, which can create a high level of volatility. The only risk constraints are that sector weights cannot exceed two times the Russell 2000® Growth sector weights, and no individual holding can be greater than 5% of the portfolio.

RBC Global Asset Management (U.S.) Inc. (“RBC”)

The team uses an investment process that focuses on generating solid stock selection by identifying companies with strong long-term attractive business fundamentals that are selling at low valuations. In order to initially generate ideas, the team at RBC uses quantitative screens and industry research to concentrate stock selection on a narrower sub-universe of micro-cap companies. The team then focuses a majority of its time on conducting intensive “on the ground” fundamental research in order to uncover these opportunities. The focus is on identifying companies with long-term solid business fundamentals and near-term profitability improvement potential. In terms of short-term factors, the team looks for companies that have shown institutional investor neglect or avoidance and sizeable insider ownership with the potential for both improving proving profit margins and accelerating earnings in the near future. In terms of long-term factors, the team looks for companies with proven products or services that are leading in market share within their respective industry while maintaining a sustainable competitive advantage and a solid balance sheet.

The resulting portfolio that comes from this stock selection process tends to be low turnover with companies generally held for several years. The portfolio is well diversified with anywhere from 60 to 90 holdings with a maximum of 5% in any single holding.

WEDGE Capital Management L.L.P. (“WEDGE”)

The investment process is a combination of both quantitative and fundamental research insights. The quantitative portion of the investment process uses commonly found factors and characteristics that can be accessed via any number of commercial databases. The value-added portion of the process, therefore, uses a number of different factors across five major categories: valuation, earnings quality, operating efficiency, capital usage and momentum, whose efficacy has been verified via long-term regression analysis. This is referred to as the Fundamental Value model. The top results of this model are combined with the best resulting stocks from the Financial Quality model, which measures stocks across categories such as multiple earnings growth, profitability, leverage and liquidity. The top stocks that appear in both models are eligible for fundamental research. The fundamental research portion of the investment process is exclusionary in nature and meant to eliminate stocks that are not strong in earnings forecasts, valuation metrics, sector\industry outlook or any factor that cannot be easily captured quantitatively.

Managers Institutional Micro-Cap Fund

Portfolio Manager’s Comments (continued)

A stock is scrutinized for possible sale if it falls below the top four deciles in the Fundamental Value model. Stocks are sold when they become fairly valued, an upgrade opportunity develops or the original investment thesis materially deteriorates. The portion of the portfolio managed by WEDGE is confined to plus or minus 10% in any given sector although sector positions tend to be much closer to the index weight than this (it should be noted that these self-imposed sector weighting constraints are based on a proprietary liquidity analysis conducted on an ongoing basis by the micro-cap team and is NOT driven by the sector weightings of any micro-cap benchmark). The final portfolio seeks to be a well diversified micro-cap portfolio holding approximately 150 securities and consistently maintaining a value bias relative to the benchmark. The portfolio tends to hold securities within the $40 million to $400 million market capitalization range, although does not require a sale of a holding until it reaches $800 million in market capitalization.

The Year in Review

The past twelve months saw a continuation of the market rally that began back in March 2009, although certainly with more stops and starts than witnessed at the beginning of the rally. The lower- quality nature of the equity rally leveled off during the fourth quarter of 2010, although high-quality stocks have yet to significantly outpace their lower-quality counterparts and the market has continued to be driven by headline and macroeconomic news as opposed to underlying fundamentals of individual companies. The early portion of the year was characterized by the relative strength of the U.S. Dollar (and its subsequent consequences for companies in the U.S. with different levels of exposure to the strength of the Dollar) as global investors found the reserve status of the Dollar particularly comforting in the wake of a weakening Euro amid the concern of potential default risk for several sovereign nations in continental Europe. The second quarter of 2010 was marked by renewed fears of financial contagion and slowing economic growth. The third quarter of 2010 was a perfect microcosm of the skittishness of the market and investors over the course of the past year. In July, solid earnings from a number of bell weather companies led to strong market results. August featured a renewed round of lukewarm economic data that led to a market pullback and increased risk aversion amongst investors. September and October, on the other hand, saw a sharp market bounce back and increased risk taking among investors who still have considerable cash waiting to be invested but are still hesitant about reentering equity markets. Against this backdrop, micro-cap equities performed quite well only modestly trailing small-cap equities but significantly outperforming US large-cap equities.

For the 12 months that ended October 31, 2010, the Managers Institutional Micro-Cap Fund returned 25.95%, compared with 25.07% for its benchmark, the Russell Microcap® Index. Performance continues to remain strong relative to both the Index and peers since the Fund was converted to a multi-manager, multi-style approach in early 2008. Solid outperformance over the last year has been driven by both positive stock selection as well as by relative sector positioning versus the benchmark. From a stock selection standpoint, most of the value over the past year has been led by holdings within the cyclically oriented consumer discretionary and information technology sectors. By the end of the fiscal year, the holdings within these two sectors combined to comprise nearly half of the positions in the overall portfolio. From a positioning standpoint, the Fund added value by virtue of its underweight to the underperforming financials sector and its overweight to the outperforming information technology sector. The financials sector tends to be a perpetual underweight in the Fund while the overweight to the improving information technology sector was certainly timely given it was the best performing micro-cap sector as the economy rebounded throughout the last fiscal year. Similar to the prior fiscal year, the Fund’s growth subadvisors performed the best, not too surprisingly given the economic backdrop and increased optimism of the prior twelve months.

Looking Forward

The portfolio managers are optimistic about forward looking prospects for the economy and, more specifically, for micro-cap equities as they believe the potential for a double-dip recession continues to shrink. Therefore, the portfolio is currently positioned with a sizable overweight compared to the benchmark in the more economically sensitive areas such as the consumer discretionary, industrials, and information technology sectors which all stand to benefit from an improved and stable economy. As uncertainty continues to come out of the market, stock price movements will increasingly be driven by individual company fundamentals. This type of market would be to the direct benefit of this portfolio which is comprised of four subadvisors who focus their efforts on generating performance via bottom-up stock selection.

Cumulative Total Return Performance

Managers Institutional Micro-Cap Fund (formerly Managers Fremont Institutional Micro-Cap Fund) cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell Microcap® Index tracks the micro-cap segment of the U.S. equity markets. It makes up less than 3% of the U.S. equity market and is represented by the smallest 1,000 securities in the small-cap Russell 2000® Index plus the next 1,000 securities. Unlike the Fund, the above stated index is unmanaged, is not available for investment, and does not

Managers Institutional Micro-Cap Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

incur expenses. This chart compares a hypothetical $10,000 investment made in the Managers Institutional Micro-Cap Fund on October 31, 2000, to a $10,000 investment made in the Russell Microcap® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Institutional Micro-Cap Fund, the Russell Microcap® Index and the Russell 2000® Index for the one-year, five-year and ten-year periods ended October 31, 2010.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
Managers Institutional Micro-Cap Fund[2,3]	25.95%	3.54%	1.48%
Russell Microcap® Index[4]	25.07%	(0.40)%	5.32%
Russell 2000® Index[5]	26.58%	3.07%	4.89%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2010. All returns are in U.S. dollars($).

[2]

The Fund is subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings histories, competitive conditions, less publicly available corporate information, and reliance on a limited number of products.

[3]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[4]

The Russell Microcap® Index tracks the micro-cap segment of the U.S. equity markets. It makes up less than 3% of the U.S. equity market and is represented by the smallest 1,000 securities in the small-cap Russell 2000® Index plus the next 1,000 securities. Unlike the Fund, the above stated index is unmanaged, is not available for investment, and does not incur expenses.

[5]

The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the stated index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Microcap® Index and the Russell 2000® Index are trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Institutional Micro-Cap Fund

Fund Snapshots

October 31, 2010

Portfolio Breakdown

Industry	Managers Institutional Micro-Cap Fund**	Russell Microcap® Index	Russell 2000® Index
Information Technology	27.5%	20.5%	19.1%
Industrials	18.6%	13.8%	15.5%
Consumer Discretionary	16.6%	11.8%	13.6%
Health Care	10.8%	16.5%	12.6%
Financials	10.1%	23.0%	20.7%
Materials	4.1%	3.9%	5.6%
Energy	3.6%	5.3%	5.6%
Consumer Staples	1.7%	2.6%	3.0%
Utilities	0.6%	1.2%	3.3%
Telecommunication Services	0.2%	1.4%	1.0%
Other Assets and Liabilities	6.2%	0.0%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Spectrum Control, Inc.*	1.4%
Sonic Solutions, Inc.*	1.3
NxStage Medical, Inc.	1.3
Universal Stainless & Alloy Products, Inc.*	1.1
Universal Electronics, Inc.*	1.1
LaBarge, Inc.*	1.1
Columbus McKinnon Corp.*	1.1
Shutterfly, Inc.	1.0
Casual Male Retail Group, Inc.	0.9
IPG Photonics Corp.	0.9

Top Ten as a Group	11.2%

*	Top Ten at April 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Institutional Micro-Cap Fund

Schedule of Portfolio Investments

October 31, 2010

	Shares	Value
Common Stocks - 93.8%
Consumer Discretionary - 16.6%
7 Days Group Holdings, Sponsored ADR*	5,100	$102,357
Amerigon, Inc.*	6,860	73,951
Benihana, Inc.*	18,950	159,748
BJ’s Restaurants, Inc.*	5,275	174,866
Body Central Corp.*	6,983	93,572
Books-A-Million, Inc.	3,800	24,130
Bravo Brio Restaurant Group, Inc.*	2,700	48,600
Bridgepoint Education, Inc.*	1,516	21,588
Cache, Inc.*	10,781	53,797
California Pizza Kitchen, Inc.*	2,250	37,148
Carrols Restaurant Group, Inc.*	5,050	34,138
Casual Male Retail Group, Inc.*	48,982	216,010
Core-Mark Holding Co., Inc.*	883	29,139
Country Style Cooking Restaurant Chain Co., Ltd., Sponsored ADR*	1,800	53,208
CPI Corp.	1,400	34,524
Delta Apparel, Inc.*	3,500	45,220
Destination Maternity Corp.*	426	15,562
Finish Line, Inc., The, Class A	1,700	26,010
Fred’s, Inc.	1,100	13,178
Furniture Brands International, Inc.*	6,500	32,565
Grand Canyon Education, Inc.*	1,229	23,117
hhgregg, Inc.*	6,585	151,718
Hooker Furniture Corp.	2,147	22,694
IMAX Corp.*	4,044	87,553
Interclick, Inc.*	8,145	43,902
iRobot Corp.*	4,300	89,784
K12, Inc.*	3,100	86,521
Kenneth Cole Productions, Inc.*	2,328	31,312
Learning Tree International, Inc.	2,300	22,310
Lincoln Educational Services Corp.*	1,760	21,930
Lumber Liquidators Holdings, Inc.*	3,590	86,447
Mac-Gray Corp.	2,504	30,424
Maidenform Brands, Inc.*	850	22,746
Marcus Corp., The	2,150	27,563
McCormick & Schmick’s Seafood Restaurants, Inc.*	4,420	39,471
Meritage Corp.*	1,957	35,833
Midas, Inc.*	3,204	23,581
Monro Muffler Brake, Inc.	1,900	90,706
Morton’s Restaurant Group, Inc.*	2,550	14,280
Overstock.com, Inc.	3,400	45,594
Peet’s Coffee & Tea, Inc.*	1,500	57,375
R.G. Barry Corp.	8,686	89,813
RC2 Corp.*	1,105	23,316
Red Robin Gourmet Burgers, Inc.*	2,200	44,660
Rue21,Inc.*	2,597	69,132
Shuffle Master, Inc.*	5,800	54,578
Shutterfly, Inc.*	7,705	231,920
Steinway Musical Instruments, Inc.*	8,674	147,545
Stoneridge, Inc.*	3,129	34,419
Summer Infant, Inc.*	6,090	48,720
True Religion Apparel, Inc.*	9,473	193,723
Universal Electronics, Inc.*	12,108	254,994
US Auto Parts Network, Inc.*	13,205	105,508
Vera Bradley, Inc.*	1,100	30,085
Vitamin Shoppe, Inc.*	2,600	72,306
West Marine, Inc.*	2,450	24,034
Zumiez, Inc.*	3,300	86,526
Total Consumer Discretionary		3,855,451
Consumer Staples - 1.7%
Andersons, Inc., The	650	25,590
Boston Beer Co., Inc.*	500	35,795
Elizabeth Arden, Inc.*	1,912	39,100
Inter Parfums, Inc.	4,661	81,521
Nash Finch Co.	3,800	159,220
Nutraceutical International Corp.*	808	13,130
Pantry, Inc., The*	1,100	21,395
Susser Holdings Corp.*	2,100	28,707
Total Consumer Staples		404,458
Energy - 3.6%
Approach Resources, Inc.*	1,975	30,514
Bolt Technology Corp.*	1,300	14,443
Clean Energy Fuels Corp.*	2,300	33,396
Dawson Geophysical Co.*	1,005	24,964
GeoResources, Inc.*	6,800	116,960
Gulf Island Fabrication, Inc.	2,395	54,702
Gulfport Energy Corp.*	5,000	83,300
Kodiak Oil & Gas Corp.*	25,900	106,708

The accompanying notes are an integral part of these financial statements.

Managers Institutional Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Energy - 3.6% (continued)
Natural Gas Services Group, Inc.*	3,100		$48,825
North American Energy Partners, Inc.*	3,900		33,852
Northern Oil & Gas, Inc.*	7,105		139,826
OYO Geospace Corp.*	250		15,152
Panhandle Oil and Gas, Inc.	1,100		27,170
Tesco Corp.*	3,500		44,310
TGC Industries, Inc.*	3,254		12,040
Willbros Group, Inc.*	4,400		38,984
Total Energy			825,146
Financials - 10.1%
Alliance Financial Corp.	425		12,950
Altisource Portfolio Solutions S.A.*	2,200		57,552
American Physicians Service Group	775		25,110
American Safety Insurance Holdings, Ltd.*	2,325		43,175
Amerisafe, Inc.*	4,200		80,178
Associated Estates Realty Corp.	1,918		26,641
Asta Funding, Inc.	7,200		59,256
Baldwin & Lyons, Inc.	509		12,725
Bancorp Rhode Island, Inc.	850		24,726
Bank of Marin Bancorp	1,150		38,306
Boston Private Financial Holdings, Inc.	5,600		31,976
Cardinal Financial Corp.	3,800		37,962
CoBiz Financial, Inc.	5,400		26,136
Cogdell Spencer, Inc.	1,800		11,826
Columbia Banking System, Inc.	2,600		47,346
Community Trust Bancorp, Inc.	1,861		50,824
Compass Diversified Holdings	11,900	[2]	202,657
Cypress Sharpridge Investments, Inc.	4,100		53,423
Danvers Bancorp, Inc.	3,125		46,969
Eagle Bancorp, Inc.*	3,175		39,243
Eastern Insurance Holdings, Inc.	2,245		24,987
Encore Capital Group, Inc.*	6,310		128,218
ESB Financial Corp.	875		12,591
Financial Engines, Inc.*	6,200		91,326
First Cash Financial Services, Inc.*	1,878		54,593
First of Long Island Corp., The	925		23,014
Flushing Financial Corp.	2,000		26,300
FPIC Insurance Group, Inc.*	1,450		51,359
Hallmark Financial Services, Inc.*	2,425		21,680
Independent Bank Corp. (MA)	1,490		35,000
LaSalle Hotel Properties	2,500		59,225
MarketAxess Holdings, Inc.	5,400		98,118
Meadowbrook Insurance Group, Inc.	7,208		62,205
Merchants Bancshares, Inc.	550		14,196
Mission West Properties, Inc.	2,044		13,695
National Bankshares, Inc.	1,525		39,879
National Interstate Corp.	4,300	[2]	92,321
Northrim Bancorp, Inc.	3,200		54,560
OceanFirst Financial Corp., Inc.	1,950		23,283
Ramco-Gershenson Properties Trust	3,350		38,793
S.Y. Bancorp, Inc.	2,090		51,205
SCBT Financial Corp.	1,190		36,331
SeaBright Insurance Holdings, Inc.	3,500	[2]	29,295
Simmons First National Corp., Class A	1,850		50,302
Texas Capital Bancshares, Inc.*	2,500		45,375
United Financial Bancorp, Inc.	1,700		23,018
Urstadt Biddle Properties, Inc., Class A	1,400		26,894
ViewPoint Financial Group	1,260		12,096
Washington Banking Co.	5,100		64,209
Washington Trust Bancorp, Inc.	1,300		26,117
Western Alliance Bancorp*	13,900		83,956
Total Financials			2,343,122
HealthCare - 10.8%
America Service Group, Inc.	4,600		70,380
American Dental Partners, Inc.*	3,000		34,980
Assisted Living Concepts, Inc.*	850		27,412
Bio-Reference Laboratories, Inc.*	3,800		81,928
BioScrip, Inc.*	7,100		39,973
Cantel Medical Corp.	2,275		42,133
CryoLife, Inc.*	4,550		29,348
Cyberonics, Inc.*	4,300		118,293
DexCom, Inc.*	8,900		122,375
Endologix, Inc.*	17,100		94,563
Ensign Group, Inc.,The	1,475		27,686
eResearch Technology, Inc.*	4,650		35,433
Eurand N.V.*	9,100		99,736
Exactech, Inc.*	5,100		82,926
HeartWare International, Inc.*	1,300		88,842
HMS Holdings Corp.*	400		24,044
Insulet Corp.*	9,565		152,562
Kensey Nash Corp.*	5,350		144,236

The accompanying notes are an integral part of these financial statements.

Managers Institutional Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Health Care - 10.8% (continued)
Landauer, Inc.	500	[2]	$30,545
LHC Group, Inc.*	4,037		108,595
MAKO Surgical Corp.*	2,500		26,950
Medical Action Industries, Inc.*	3,886		38,549
Meridian Bioscience, Inc.	3,400	[2]	77,826
MWI Veterinary Supply, Inc.*	1,600		91,520
Neogen Corp.*	3,000		100,260
NxStage Medical, Inc.*	14,785		298,066
Obagi Medical Products, Inc.*	2,450		27,954
Symmetry Medical, Inc.*	4,900		43,365
Synovis Life Technologies, Inc.*	3,600		54,000
U.S. Physical Therapy, Inc.*	7,826		146,894
Vascular Solutions, Inc.*	5,500		59,565
Young Innovations, Inc.	987		27,409
Zoll Medical Corp.*	1,575		51,235
Total Health Care			2,499,583
Industrials- 18.6%
AAON, Inc.	1,025		25,164
Acacia Research Corp.*	5,800		154,396
Acco Brands Corp.*	11,800		73,514
Alamo Group, Inc.	1,059		25,416
Allied Defense Group, Inc., The*	6,000		16,200
American Ecology Corp.	3,371		54,678
Ameron International Corp.	800		55,008
Apogee Enterprises, Inc.	2,720		28,533
Astronics Corp.*	2,725		56,816
AZZ, Inc.	5,000		185,700
C&D Technologies, Inc.*	24,600		3,198
Cascade Corp.	1,125		39,814
CBIZ, Inc.*	7,744		45,844
Celadon Group, Inc.*	9,957		129,142
Chart Industries, Inc.*	8,360		194,788
China Valves Technology, Inc.*	5,800		50,576
Columbus McKinnon Corp.*	14,300		251,108
Comfort Systems USA, Inc.	2,300		26,335
Commercial Vehicle Group, Inc.*	3,047		40,921
Courier Corp.	2,422		35,846
Covenant Transportation Group, Inc.*	7,465		54,644
CRA International, Inc.*	3,850		71,802
Ducommun, Inc.	2,475		53,138
Dynamex, Inc.*	1,844		38,982
Dynamic Materials Corp.	850		13,200
Eagle Bulk Shipping, Inc.*	5,900		30,267
Ennis, Inc.	4,950		89,298
EnPro Industries, Inc.*	1,150		40,411
Exponent, Inc.*	1,105		35,272
Furmanite Corp.*	6,725		38,669
G&K Services, Inc., Class A	1,150		28,428
GeoEye, Inc.*	2,100		92,967
Gibraltar Industries, Inc.*	2,825		25,792
GP Strategies Corp.*	2,816		24,443
Graham Corp.	2,450		41,576
Greenbrier Co., Inc.*	7,255		132,041
Hawaiian Holdings, Inc.*	2,100		15,372
Hawk Corp., Class A*	625		31,144
Higher One Holdings, Inc.*	4,374		76,370
Hurco Companies, Inc.*	2,621		48,226
Interface, Inc., Class A	10,100		145,339
Kforce, Inc.*	5,600		84,056
Kimball International, Inc., Class B	6,750		41,040
Knoll, Inc.	3,100		47,027
LaBarge, Inc.*	20,074		254,739
Ladish Co., Inc.*	2,705		86,533
LB Foster Co., Class A*	3,900		128,778
Lihua International, Inc.*	900		9,603
Marten Transport, Ltd.*	2,725		57,879
Met-Pro Corp.	3,500		39,515
Michael Baker Corp.*	1,350		44,118
MYR Group, Inc.*	500		7,795
OceanFreight, Inc., Class A*	7,333		7,260
Old Dominion Freight Line, Inc.*	1,950		54,698
Orion Marine Group, Inc.*	8,000		100,080
PGT, Inc.*	23,700		49,770
Powell Industries, Inc.*	1,300		40,118
RBC Bearings, Inc.*	2,500		83,300
Saia, Inc.*	3,291		47,654
Satcon Technology Corp.*	12,100		48,642
SFN Group, Inc.*	3,550		26,909
Standard Parking Corp.*	3,571		61,028
Sun Hydraulics Corp.	1,700		52,819
TBS International PLC, Class A*	6,500		26,910

The accompanying notes are an integral part of these financial statements.

Managers Institutional Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Industrials - 18.6% (continued)
TrueBlue, Inc.*	4,400		$61,820
Universal Truckload Services, Inc.*	1,650		23,678
USA Truck, Inc.*	2,846		39,047
Vitran Corp., Inc., Class A*	7,440		83,254
Westport Innovations, Inc.*	5,400		97,848
Total Industrials			4,326,296
Information Technology - 27.5%
Actuate Corp.*	7,888		38,178
American Software, Inc., Class A	5,100		30,804
Anadigics, Inc.*	21,020		142,305
Anaren Microwave, Inc.*	2,275		38,061
Ancestry.com, Inc.*	3,700		98,679
Applied Micro Circuits Corp.*	3,666		36,917
Aspen Technology, Inc.*	7,500		84,000
Bel Fuse, Inc.	1,709		38,982
ChinaCache International Holdings, Ltd., Sponsored ADR*	2,700		65,205
Compellent Technologies, Inc.*	5,100		128,876
Computer Task Group, Inc.*	6,500		51,870
comScore, Inc.*	4,125		96,979
Comtech Telecommunications Corp.*	2,300		70,886
Constant Contact, Inc.*	3,700		85,100
Dice Holdings, Inc.*	8,895		80,500
Digi International, Inc.*	5,205		50,280
DSP Group, Inc.*	3,850		27,566
DTS, Inc.*	1,265		50,347
EMS Technologies, Inc.*	5,600		99,904
Entropic Communications, Inc.*	5,750		48,070
Envestnet, Inc.*	2,965		39,168
Extreme Networks, Inc.*	12,275		39,157
FARO Technologies, Inc.*	6,530		157,634
Forrester Research, Inc.	843		27,878
GSI Technology, Inc.*	2,050		14,248
Hackett Group, Inc., The*	3,275		12,772
hiSoft Technology International, Sponsored ADR*	6,100		162,260
Hollysys Automation Technologies, Ltd.*	4,100		51,824
iGATE Corp.	6,076		124,193
Interactive Intelligence, Inc.*	6,900		170,499
IntraLinks Holdings, Inc.*	4,200		91,854
IPG Photonics Corp.*	9,480		213,300
Ixia*	2,610		40,846
IXYS Corp.*	2,987		30,587
JinkoSolar Holding Co., Ltd., Sponsored ADR*	2,200		66,330
Kenexa Corp.*	2,750		50,298
KIT Digital, Inc.*	5,100		70,227
KVH Industries, Inc.*	2,630		36,925
Limelight Networks, Inc.*	21,200		143,736
Lionbridge Technologies, Inc.*	24,500		122,500
Liquidity Services, Inc.*	6,000		96,000
LivePerson, Inc.*	19,050		176,403
LogMeIn, Inc.*	4,875		193,684
MaxLinear, Inc., Class A*	2,300		24,012
Maxwell Technologies, Inc.*	9,420		152,792
Methode Electronics, Inc.	4,268		39,650
Mindspeed Technologies, Inc.*	6,420		47,380
MIPS Technologies, Inc.*	6,615		97,240
ModusLink Global Solutions, Inc.*	3,475		23,039
MTS Systems Corp.	2,076		68,031
Multi-Fineline Electronix, Inc.*	500		12,240
NIC, Inc.	14,800	[2]	128,464
Omnivision Technologies, Inc.*	2,845		77,185
Oplink Communications, Inc.*	3,717		64,973
OSI Systems, Inc.*	725		26,100
PC Connection, Inc.*	3,496		29,436
Perficient, Inc.*	5,100		53,856
QuinStreet, Inc.*	2,466		38,297
RadisysCorp.*	2,525		24,669
Renesola, Ltd., Sponsored ADR*	9,400		112,518
Richardson Electronics, Ltd.	2,650		28,673
RightNow Technologies, Inc.*	2,500		65,300
Rubicon Technology, Inc.*	3,790		87,625
S1 Corp.*	6,150		35,793
Sierra Wireless, Inc.*	3,570		43,090
Sonic Solutions, Inc.*	25,183		301,441
Sourcefire, Inc.*	1,446		34,111
Spectrum Control, Inc.*	21,457		327,434
Symmetricom, Inc.*	4,800		29,904
Synchronoss Technologies, Inc.*	4,900		104,419
Taleo Corp.*	2,400		68,856
Terremark Worldwide, Inc.*	3,444		34,406
TESSCO Technologies, Inc.	812		12,261
Travelzoo, Inc.*	3,003		103,153
Tyler Technologies, Inc.*	4,400		89,804

The accompanying notes are an integral part of these financial statements.

Managers Institutional Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 27.5% (continued)
VanceInfo Technologies, Inc., Sponsored ADR*	2,800	$101,836
Virtusa Corp.*	13,275	189,302
Vocus, Inc.*	598	13,246
Xyratex, Ltd.*	13,700	212,076
Total Information Technology		6,398,444
Materials - 4.1%
Brush Engineered Materials, Inc.*	3,525	116,854
Buckeye Technologies, Inc.	3,639	65,684
Koppers Holdings, Inc.	5,400	150,552
Landec Corp.*	4,000	25,160
Myers Industries, Inc.	3,200	28,256
Omnova Solutions, Inc.*	22,900	182,742
Quaker Chemical Corp.	700	25,494
STR Holdings, Inc.*	4,100	101,885
Universal Stainless & Alloy Products, Inc.*	9,225	266,972
Total Materials		963,599
Telecommunication Services - 0.2%
Shenandoah Telecommunications Co.*	2,088	38,106
Utilities - 0.6%
Central Vermont Public Service Corp.	2,700	54,594
Chesapeake Utilities Corp.	1,000	36,690
Unitil Corp.	2,5002	54,300
Total Utilities		145,584
Total Common Stocks (cost $16,770,391)		21,799,789
Exchange Traded Funds - 0.5%
SPDR KBW Regional Banking ETF (cost $113,134)	5,300	119,939
Short-Term Investments - 5.8%[1]
BNY Mellon Overnight Government Fund, 0.21%3	108,000	108,000
Dreyfus Cash Management Fund, Institutional Class Shares, 0.16%	1,250,896	1,250,896
Total Short-Term Investments (cost $1,358,896)		1,358,896
Total Investments - 100.1% (cost $18,242,421)		23,278,624
Other Assets, less Liabilities - (0.1)%		(29,023)
Net Assets - 100.0%		$23,249,601

Note: Based on the approximate cost of investments of $18,641,411 for Federal income tax purposes at October 31, 2010, the aggregate gross unrealized appreciation and depreciation were $5,246,417 and $609,204, respectively, resulting in net unrealized appreciation of investments of $4,637,213.

*	Non-income-producing security.
[1]	Yield shown for each investment company represents the October 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares, amounting to a market value of $ 102,772, or 0.4% of net assets, were out on loan to various brokers.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of October 31, 2010. (See Note 1 (a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Investments in Securities
Common Stocks†	$21,799,789	-—	—	$21,799,789
Exchange Traded Funds	119,939	—	—	119,939
Short-Term Investments	1,358,896	—	—	1,358,896

Total Investments in Securities	$23,278,624	—	—	$23,278,624

†	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of October 31, 2010, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

Investment Definitions and Abbreviations:

ADR:	ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.
ETF:	Exchange Traded Fund.

The accompanying notes are an integral part of these financial statements.

Managers Real Estate Securities Fund

Portfolio Manager’s Comments

Managers Real Estate Securities Fund seeks a combination of income and long-term capital appreciation by investing in stocks of companies that are principally engaged in owning and operating commercial real estate properties for the benefit of their investors including Real Estate Investment Trusts (REITs). Managers utilizes an independent subadvisor, Urdang Securities Management, Inc (“Urdang”), to manage the assets of this portfolio.

The Portfolio Manager

Urdang Securities Management, Inc.

The investment team at Urdang believes real estate securities play an important role in a multi-asset class investment portfolio. Urdang’s strategy recognizes that real estate securities are not simply stocks, or real estate. They are hybrid financial investments that must be valued on the basis of a number of meaningful factors, only one of which is the value of the firm’s property portfolio. To accurately assess the relative value of a REIT, Urdang takes into account critical business and market factors, such as: the company’s capitalization, its position within public capital markets, and the quality of the management team.

Urdang believes that investment success is the result of the company’s ability to provide a consistently accurate answer to the question at the heart of its value-oriented investment strategy: Which REITs do they believe will generate the highest risk-adjusted returns? Urdang believes that a diversified portfolio with a value orientation will result in strong risk-adjusted returns.

Urdang employs a value-oriented investment process with two distinct and complementary components: bottom-up real estate research and the company’s proprietary Relative Value Model (RVM) securities valuation process, which was designed to provide a uniform basis for evaluating the validity of a security’s trading price. Combining real estate research and the RVM process has been central to Urdang’s track record of delivering strong returns without incurring high levels of risk.

The Year in Review

For the 12 months that ended October 31, 2010, the Managers Real Estate Securities Fund returned 44.47%, compared with 42.63% for its benchmark, the Dow Jones U.S. Select REIT Index.

Towards the end of the fiscal year, fundamentals broadly turned positive with worries about a double-dip recession receding which continued to benefit REITs, which returned over 40% for the year. REITs, along with other higher yielding stocks, were the top performers over the course of the past year as both benefited from the low interest rate environment. The period ended with the supply of new real estate at historic lows. Demand for commercial space continued to improve throughout the year (except for office space) as occupancy rates have stabilized and market rents have flattened. Meanwhile, apartment rents have moved up and hotel occupancies are up significantly, although still well below peak levels.

The solid relative performance of the Fund over the course of the past fiscal year has helped contribute to strong relative performance for the portfolio over a longer-term time horizon. Over the past year, performance has been primarily driven by solid stock selection across several areas of the REIT market and has also benefited from relative sector positioning compared to the benchmark. In addition, the Fund’s tilt towards higher-quality REITs has also been beneficial throughout the past fiscal year.

Urdang believes that REITs remain a compelling value despite a strong rally post- March 2009. The cap for implied rate REITs is slightly above cap rates observed in the private market for assets of like quality and location and forward earnings multiples are above average by historical standards, but this is to be expected at this point in the cycle as today’s earnings are at trough levels. The yield spread between REITs and the 10-year U.S. government bond now stands at 127 basis points, above the 20-year average of 107 basis points. REIT dividend payout ratios are well below the historical norm, making for a fertile environment for meaningful dividend growth. Most REITs are trading significantly below replacement cost, meaning a REIT can be bought for less than it would cost to build its properties. Urdang believes that job growth will be necessary for the future profitability of REITs as they continue to recover from trough earnings levels.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Dow Jones U.S. Select REIT Index measures U.S. publicly traded Real Estate Investment Trusts. Unlike the Fund, the Dow Jones U.S. Select REIT Index is unmanaged, is not available to investment, and does not incur expenses. The chart

Managers Real Estate Securities Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

illustrates the performance of a hypothetical $10,000 investment made in the Managers Real Estate Securities Fund on

October 31, 2000, to a $10,000 investment made in the Dow Jones U.S. Select REIT Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Real Estate Securities Fund and the Dow Jones U.S. Select REIT Index for the one-year, five-year and ten-year periods ended October 31, 2010.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
Managers Real Estate Securities Fund[2,3]	44.47%	5.38%	11.70%
Dow Jones U.S. Select REIT Index[4]	42.63%	2.72%	11.11%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2010. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the advisor has waived fees or reimbursed expenses, which may have resulted in higher returns.
[3]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[4]

The Dow Jones U.S. Select REIT Index measures U.S. publicly traded Real Estate Investment Trusts. Unlike the Fund, the Dow Jones U.S. Select REIT Index is unmanaged, is not available to investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Real Estate Securities Fund

Fund Snapshots

October 31, 2010

Portfolio Breakdown

Industry	Managers Real Estate Securities Fund**
REITs (Office Properties)	14.9%
REITs (Apartments)	14.7%
REITs (Regional Malls)	14.6%
REITs (Diversified)	12.0%
REITs (Health Care)	11.3%
REITs (Shopping Centers)	8.0%
REITs (Hotels)	6.6%
REITs (Warehouse/Industrials)	6.6%
REITs (Storage)	5.1%
REITs (Manufactured Homes)	0.8%
REITs (Mortgages)	0.0%
Other Assets and Liabilities	5.4%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Simon Property Group, Inc.*	7.1%
Vornado Realty Trust*	6.7
Equity Residential*	6.6
The Macerich Company *	4.5
Public Storage, Inc.*	4.3
ProLogis*	4.2
Boston Properties, Inc.*	3.9
Kimco Realty Corp *	3.3
Health Care REIT, Inc.	3.2
Digital Realty Trust, Inc.	2.9

Top Ten as a Group	46.7%

*	Top Ten Holding at April 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Real Estate Securities Fund

Schedule of Portfolio Investments

October 31, 2010

	Shares	Value
REITs - 94.6%
Apartments - 14.7%
American Campus Communities, Inc.	3,480	$110,072
Apartment Investment & Management Co.	6,000	139,860
AvalonBay Communities, Inc.	1,810	192,421
Camden Property Trust	12,690	629,297
Equity Residential	32,180	1,564,913
Essex Property Trust, Inc.	5,560	628,058
UDR, Inc.	10,560	237,389
Total Apartments		3,502,010
Diversified - 12.0%
Coresite Realty Corp.*	5,440	81,926
Digital Realty Trust, Inc.	11,490	686,298
Duke Realty Corp.	39,930	497,927
Vornado Realty Trust	18,290	1,598,363
Total Diversified		2,864,514
Health Care - 11.3%
Cogdell Spencer, Inc.	14,450	94,937
HCP, Inc.	15,020	540,870
Health Care REIT, Inc.	15,080	770,588
Nationwide Health Properties, Inc.	13,630	556,513
Senior Housing Properties Trust	7,500	179,175
Ventas, Inc.	10,300	551,668
Total Health Care		2,693,751
Hotels - 6.6%
BioMed Realty Trust, Inc.	4,790	87,896
Hospitality Properties Trust	8,870	202,325
Host Hotels & Resorts, Inc.	38,530	612,242
LaSalle Hotel Properties	11,890	281,674
Pebblebrook Hotel Trust*	12,440	243,700
Sunstone Hotel Investors, Inc.*	14,000	151,900
Total Hotels		1,579,737
Manufactured Homes - 0.8%
Equity Lifestyle Properties, Inc.	3,230	183,852
Office Properties - 14.9%
Alexandria Real Estate Equities, Inc.	4,010	294,655
Boston Properties, Inc.	10,820	932,576
Brandywine Realty Trust	19,770	236,647
Colonial Properties Trust	8,500	152,405
CommonWealth REIT	20,560	523,252
Government Properties Income Trust	6,690	178,556
Hudson Pacific Properties, Inc.	12,030	192,480
Kilroy Realty Corp.	8,410	287,370
Parkway Properties, Inc.	9,480	147,509
SL Green Realty Corp.	9,040	594,109
Total Office Properties		3,539,559
Regional Malls - 14.6%
CBL & Associates Properties, Inc.	20,980	328,966
Macerich Co., The	23,710	1,057,703
Simon Property Group, Inc.	17,620	1,691,872
Taubman Centers, Inc.	8,400	389,928
Total Regional Malls		3,468,469
Shopping Centers - 8.0%
Acadia Realty Trust	10,000	190,800
Federal Realty Investment Trust	3,210	263,156
Kimco Realty Corp.	46,150	795,165
Weingarten Realty Investors	27,420	661,645
Total Shopping Centers		1,910,766
Storage - 5.1%
Public Storage, Inc.	10,190	1,011,052
U-Store-It Trust	22,040	189,764
Total Storage		1,200,816
Warehouse/Industrials - 6.6%
AMB Property Corp.	14,710	414,675
DCT Industrial Trust, Inc.	28,230	141,432
ProLogis	73,930	1,009,144
Total Warehouse/Industrials		1,565,251
Total REITs (cost $17,921,047)		22,508,725
REOCs - 2.4%
Hotels & Motels - 1.0%
Hyatt Hotels Corp., Class A*	5,720	230,516
Wireless Equipment - 1.4%
Crown Castle International Corp.*	7,610	328,143
Total REOCs (cost $514,887)		558,659
Short-Term Investments - 2.9%[1]
Dreyfus Cash Management Fund, Institutional Class Shares 0.16% (cost $689,384)	689,384	689,384
Total Investments - 99.9% (cost $19,125,318)		23,756,768
Other Assets, less Liabilities - 0.1%		30,321
Net Assets - 100.0%		$23,787,089

The accompanying notes are an integral part of these financial statements.

Managers Real Estate Securities Fund

Schedules of Portfolio Investments (continued)

Note: Based on the approximate cost of investments of $20,867,869 for Federal income tax purposes at October 31, 2010, the aggregate gross unrealized appreciation and depreciation were $2,946,569 and $57,670, respectively, resulting in net unrealized appreciation of investments of $2,888,899.

*	Non-income-producing security.
[1]	Yield shown for each investment company represents the October 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of October 31, 2010. (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Investments in Securities
Common Stocks†	$23,067,384	—	—	$23,067,384
Short-Term Investments	689,384	—	—	689,384

Total Investments in Securities	$23,756,768	—	—	$23,756,768

†	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of October 31, 2010, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

Investment Definitions and Abbreviations:

REIT:	Real Estate Investment Trust
REOC:	Real Estate Operating Company

The accompanying notes are an integral part of these financial statements.

Managers California Intermediate Tax-Free Fund

Portfolio Manager’s Comments

The Managers California Intermediate Tax-Free Fund’s (the “Fund”) objective is to achieve income free from Federal income taxes and California state income taxes, including the Alternative Minimum Tax (“AMT”).

The Fund invests at least 80% of its total assets in intermediate-term California municipal bonds that are free from both Federal and California state income taxes, including the AMT. The Fund’s securities will have quality ratings comparable to the four highest rating categories of Moody’s or Standard & Poor’s. The dollar-weighted average maturity of these intermediate-term securities is normally 3 to 10 years. The Fund’s benchmark is the Barclays Capital 5-Year Municipal Bond Index.

The Portfolio Manager

Miller Tabak Asset Management (“MTAM”), the subadvisor for the Fund, was founded in early 2008, and is a division of Miller Tabak + Co. LLC (“Miller Tabak”). Miller Tabak is a 26 year-old institutional trading firm that specializes in the discrete handling of stock purchases and sales, portfolio rebalancing, and listed options. MTAM focuses exclusively on managing municipal bond portfolios and is based in New York City. As previously described in the Information Statement sent to shareholders on September 15, 2008, MTAM took over the subadvisory duties previously performed by Evergreen Investment Management Company, LLC (“Evergreen”) with respect to the Fund. As of that date, MTAM has managed the Fund’s entire portfolio of investments.

Philosophy

The MTAM team focuses on purchasing municipal credits exhibiting improving credit characteristics while maintaining geographic and economic diversity as key elements in the portfolio-construction process. MTAM believes proactive total-return portfolio management offers greater potential rewards in an increasingly inefficient municipal bond market. Achieving reasonable and consistent growth of clients’ capital without taking elevated levels of principal risk is MTAM’s objective.

The municipal bond market is a unique sector within the domestic fixed-income universe, consisting of over 48,000 issuers with distinct security structures and varying credit risks. MTAM seeks to exploit these nuances through a disciplined, risk-controlled, relative-value investment management process.

Process

•	Active total-return portfolio management is MTAM’s central theme for achieving objectives that benefit the Fund

•	MTAM is committed to extensive, proprietary, and original research and analysis

•	MTAM follows a disciplined and well-defined investment process

MTAM’s portfolio management starts by setting income and return objectives, the time horizon, liquidity and cash flow needs, and tax considerations. After client needs have been assessed, MTAM establishes specific investment guidelines for each account. They focus on maturity, duration, minimum acceptable credit quality, sector limitations, selection of the benchmark, and risk tolerance. Lastly, MTAM creates a detailed investment policy statement for each account and begins implementing its investment process.

MTAM’s investment process can be divided into two distinct parts. The first part focuses on risk analysis. MTAM’s risk analysis has two components, interest-rate analysis and credit-risk analysis. MTAM strives to control interest-rate volatility by defining the appropriate ranges for duration and maturity based on the Fund’s predetermined liquidity requirements, the specific risk profile, and the given market environment. Daniel Greenhaus, Miller Tabak’s Chief Bond Strategist, helps mold MTAM’s macro perspective. He is a valuable resource in shaping MTAM’s market perspective and is often tapped by other investment firms for his well-respected insight. His input is particularly important in shaping the Fund’s duration and maturity targets.

The second component of MTAM’s risk analysis focuses on credit risk. MTAM applies rigorous standards for tax-exempt issuers, continually reviews financial statements, and closely monitors rating agency commentary and relative trading spreads in the secondary market. Michael Pietronico, the Fund’s portfolio manager, has 15 years experience managing municipal bond portfolios, which gives him excellent knowledge of the key factors influencing the municipal bond market and an experienced eye to identify high-quality California municipal bonds.

The second major part of MTAM’s investment process assesses relative value. MTAM starts by creating expectations for the slope of the yield curve and yield spreads going forward. Once forecasts are finalized, MTAM assesses how its forecast and other potential

Managers California Intermediate Tax-Free Fund

Portfolio Manager’s Comments (continued)

outcomes may affect market prices. This ultimately helps MTAM identify what securities are most attractively valued and offer the best risk-adjusted return. MTAM also uses its market outlook to determine what sectors of the municipal market will add to and detract from performance and adjust weightings accordingly. Lastly, credit research at the security level is undertaken to analyze credit quality, yield, duration, structure, and call protection in order to assess a security’s potential contribution to the Fund.

Buy Discipline

There are three parts to MTAM’s buy discipline:

•	Supply Analysis

Macro View

Aggregate Municipal Supply

Secondary Market Supply

Dealer Inventories

Micro View

Supply/Demand Per State

•	Credit Analysis

Macro View

Major Economic Trends in Place

Micro View

Legal Structure of Securities

Service-Area Economic Performance

Project and System Operations

•	Individual Bond Structure Analysis

Prepayment Risk

Original Issue Discount

Reinvestment Risk

Municipal Bond Credit Research - Credit Review Process

1.	Comprehensive bottom-up analysis of issuer, pledged security, and historical economic performance

2.	Site visits and conference calls with key public officials

3.	Comprehensive financial statement review with feasibility analysis

4.	Negotiate with underwriters to strengthen key security covenants and secure optimal pricing

5.	Limits are implemented upon credit approval exposure

Credit Surveillance

•	Monitoring

•	Database is maintained for holdings by issuer and Fund exposure

•	Exposure

•	The relevant performance statistics are tracked on a monthly, quarterly, and annual basis to help capture meaningful trends, for example trading spreads

•	Information

•	Outside resources are utilized; for example financial statement repositories, industry publications, internet search engines, and rating agencies

Sell Discipline

An individual security may become a candidate for sale for any of the following reasons:

•	The issuer’s investment fundamentals begin to deteriorate

•	To take advantage of more attractive yield opportunities

•	The individual security no longer appears to meet the portfolio’s investment objective(s)

•	To meet liquidity needs

•	To help shorten or lengthen the overall duration of the portfolio

The Year in Review

For the 12 months ended October 31, 2010, the Managers California Intermediate Tax-Free Fund returned 6.41%. The Fund’s benchmark, the Barclays Capital 5-Year Municipal Bond Index, returned 6.91% during the same time period.

The fiscal year began with investor expectations that the United States economy would rebound, and the Federal Reserve would need to begin the process of withdrawing the extraordinary amount of stimulus it dispatched after the financial crisis unfolded. Market participants quickly changed their views in the summer months of 2010 as an economic “soft patch” stirred investor concerns over the potential for a “double- dip” recession. As the fiscal year ended, the bond market, which initially cheered the possibility for more stimulus from the Federal Reserve, became increasingly concerned that the onset of “QE2” (the second round of quantitative easing) would drive inflation (and bond yields) higher in its aftermath.

Managers California Intermediate Tax-Free Fund

Portfolio Manager’s Comments (continued)

The Fund’s underperformance relative to its benchmark can be primarily attributed to the weaker overall financial profile of the State of California relative to a majority of the rest of the country. The benchmark has exposure to many Midwestern and Southeastern issuers that are in much stronger financial condition than the Golden State. As such, we view our relatively modest under-performance as a positive development as it indicates the Fund’s California state-specific holdings performed relatively closely to the national market. Given California’s unemployment rate at about 3% higher than the national average, it can be viewed favorably that the Fund performed as well as it has in the past 12 months. A lack of exposure to longer bonds and tobacco bonds hurt performance relative to peers as both segments performed well during the trailing fiscal year.

During the early months of 2010, the Fund abandoned its shorter duration bias relative to the benchmark as it became apparent to the investment team at MTAM that the economy was slowly losing elevation as fiscal stimulus began to wane at home, and concerns over potential defaults by sovereign governments in the Eurozone began to wane on consumer and business spending habits. MTAM correctly assumed that inflation expectations would weaken, and in fact, deflation became the more predominant worry for a time. Accordingly, they tactically liquidated the Fund’s significant holdings of shorter-maturity pre-refunded bonds to purchase municipal bonds in the 10-year to 15-year area of the yield curve, which would react more positively should inflation expectations erode. MTAM carried this slightly-longer-than-benchmark duration for the Fund into the end of the fiscal year as they remained concerned about the sustainability of the economic recovery into 2011, when fiscal policy in America is expected to become more contractionary with government spending set to slow, and tax rates poised to move higher.

The municipal market over the past year has climbed a seemingly tall “wall of worry” with consistent negative headlines about the eroding fiscal positions of many states (including California) failing to negate a rather strong overall flow of investor dollars into the asset class. The municipal market was specifically buoyed by the ongoing emergence of the Build America Bonds (“BAB”) program, which essentially siphoned about 25% of the tax-free bond supply out of the market, thus creating a chronic shortage of high-quality tax-free bonds for investors. The rather one-sided results of the 2010 midterm congressional elections have cast doubt about the future of the BAB program. Many political pundits see the more fiscally conservative composition of Congress as a mandate for “smaller government,” which in turn could be perceived as a negative for the prospects of an extension of the BAB program, which is set to expire on December 31, 2010. Given the perceived diminished likelihood of the extension of BAB program, tax-free bond investors were quick to discount higher levels of supply and as such, market rates moved notably higher in intermediate and longer maturities as the fiscal year ended. The single most important near-term factor for the California municipal bond market will be the ability of the state and local issuers to access the bond market at attractive interest rate levels. The fate of the BAB program will play a significant role in determining borrowing costs for California issuers throughout 2011.

Looking Forward

Moving forward, the Fund is positioned for a tax-free yield curve that we believe should remain exceptionally steep as the Federal Reserve keeps short-term rates anchored close to zero due to persistently high unemployment and inflation that is deemed “too low” by the central bank. While it is well intentioned, the effects of the Fed’s “QE2” program may prove to be problematic for longer maturity bonds as inflation expectations should continue to march higher as long as the program remains in place. As an intermediate-positioned product, the Fund stands to benefit on a relative basis to both very short maturities (which in many cases are offered below 1% currently) and longer maturity bonds (20-year to 30-year), which will see some upward pressure on yields as inflation concerns remain a key topic in an environment where the Fed is seen as “printing money.” We suspect the coming months may be relatively kind to the intermediate range as yields, now approaching 4%, should keep retail investors interested in the 7-year to 15-year maturities, to which the Fund has solid exposure.

MTAM sees economic growth in the United States remaining in the 1.5% to 3% range for at least the next several quarters, as persistently high unemployment keeps economic “slack” widespread. However, given the potential for inflation expectations to move higher in light of the “QE2” strategy by the Federal Reserve, MTAM remains concerned about the fate of the property market in the U.S. They remain convinced that any notable move higher in mortgage rates could bring a notable downshift in housing prices, and renew concerns about a possible “double-dip” recession. As such, MTAM intends to be opportunistic buyers during periods of weakening tax-free bond prices, as higher yields could prove “transitory.” MTAM expects to keep the Fund positioned slightly longer than its benchmark as the incremental additional yield available in the 7-year to 15-year area seems very attractive relative to the 5-year area of the curve, where the benchmark is most concentrated.

Managers California Intermediate Tax-Free Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

Managers California Intermediate Tax-Free Fund’s cumulative total return is based on the daily change in net asset value (NAV) and assumes that all distributions were reinvested. The Barclays Capital U.S. Municipal Bond: 5 Year Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds (including all insured bonds with a Aaa/AAA rating), and prerefunded bonds. This index is the 5 Year (4-6) component of the Municipal Bond index. Unlike the Fund, the Barclays Capital U.S. Municipal Bond: 5 Year Index is unmanaged, is not available to investment, and does not incur expenses. This chart compares a hypothetical $10,000 investment made in the Managers California Intermediate Tax-Free Fund on October 31, 2000 to a $10,000 investment made in the Barclays Capital U.S. Municipal Bond: 5 Year Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers California Intermediate Tax-Free Fund and the Barclays Capital U.S. Municipal Bond: 5 Year Index for the one-year, five-year and ten-year periods ended October 31, 2010.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
Managers California Intermediate Tax Free Fund[2,3,4],[5]	6.41%	4.33%	4.44%
Barclays Capital U.S. Municipal Bond: 5 Year Index[6]	6.91%	5.49%	5.19%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2010. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the advisor has waived fees or reimbursed expenses, which may have resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors.
[4]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.
[5]	The Fund is subject to risks associated from economic, political, geographic, and demographic conditions of California that could adversely affect the value of the Fund’s investment portfolio.
[6]	Prior to October 31, 2008, the Index was known as the Lehman Brothers 5-Year Municipal Bond Index.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers California Intermediate Tax-Free Fund

Fund Snapshots

October 31, 2010

Portfolio Breakdown

Portfolio Credit Quality	Managers California Intermediate Tax-Free Fund**
Aaa	1.7%
Aa	52.0%
A	46.3%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Santa Ana, CA Unified School District, Election 2008, Series A, 5.250%, 08/01/25*	4.6%
Los Angeles, CA Municipal Improvement Corp. Revenue, Police Headquarters Facility, Series A, 5.000%, 01/01/25 (FGIC Insured)*	2.6
San Bernardino, CA Community College District General Obligation, Election 2002, Series A, 6.250%, 08/01/23*	2.4
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, First Subordinated, Series A, 4.375%, 08/01/20*	2.3
Val Verde, CA Unified School District General Obligation, Election 2008, Series A, 5.500%, 08/01/24*	2.2
Los Angeles, CA Municipal Improvement Corp. Revenue, Capital Equipment, Series A, 5.000%, 09/01/23	2.2
Port of Oakland, CA Revenue, Series B, 5.000%, 11/01/21 (National Insured)*	2.1
Fairfield-Suisun, CA Unified School District General Obligation, Election 2002, 5.000% 08/01/24 (National Insured)*	1.9
San Bernardino, CA Community College District General Obligation, Election 2002, Series A, 6.375%, 08/01/26*	1.9
Yosemite, CA Community College General Obligation, Election 2004, Series A, 5.000%, 08/01/22 (FGIC Insured)*	1.8

Top Ten as a Group	24.0%

*	Top Ten Holding at April 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments

October 31, 2010

	Principal Amount	Value
Municipal Bonds - 97.2%
Albany, CA Unified School District General Obligation, Election 2004, Series B, 5.500%, 08/01/12 (National Insured)	$25,000	$26,882
Alvord, CA Unified School District General Obligation, Series A, 5.900%, 02/01/24 (National Insured)	45,000	50,751
Anaheim, CA Union High School District General Obligation, 5.375%, 08/01/20 (AGM Insured)	35,000	38,024
Bakersfield, CA City School District, Series A, 5.250%, 11/01/21 (AGM Insured)	110,000	123,198
Bakersfield, CA Wastewater System Revenue Series A, 5.000%, 09/15/19 (AGM Insured)	175,000	199,245
Barstow, CA Unified School District General Obligation, Election 2001, Series B, 5.000%, 08/01/24 (National Insured)	375,000	389,220
Bay Area, CA Toll Authority, Series F, 5.000%, 04/01/13	50,000	55,004
Bay Area, CA Toll Authority, Series F, 5.000%, 04/01/17	20,000	23,449
Bay Area, CA Toll Authority, Series F, 5.000%, 04/01/22	35,000	38,563
Bonita, CA Unified School District, Election 2004, Series B, 5.000%, 08/01/16 (FGIC Insured)	50,000	58,456
Butte-Glenn Counties, CA Community College District General Obligation, Series B, 5.000%, 08/01/23 (National Insured)	325,000	349,063
Byron, CA Unified School District, Series A, 5.000%, 08/01/14 (FGIC Insured)	35,000	38,756
California State Department of Water Resources, Series A, 5.250%, 05/01/11 (AGM Insured)	45,000	46,107
California State Department of Water Resources, Series A, 5.500%, 05/01/14 (AMBAC Insured)	210,000	228,228
California State Department of Water Resources Power Supply Revenue, Series A, 5.000%, 05/01/13 (AGM Insured)	45,000	48,212
California State Department of Water Resources Power Supply Revenue, Series A, 5.375%, 05/01/21	40,000	43,398
California State Department of Water Resources Power Supply Revenue, Series A, 5.500%, 05/01/16 (AMBAC Insured)	50,000	54,340
California State Department of Water Resources Power Supply Revenue, Series A, 5.750%, 05/01/17 (National Insured)	35,000	38,169
California State Public Works Board, Series A, 3.700%, 12/01/12 (AMBAC Insured)	35,000	36,452
California State Public Works Board, Series A, 5.000%, 12/01/11	50,000	51,694
California State Public Works Board, Series C, 5.000%, 06/01/12	10,000	10,537
California State Public Works Board, Series A, 5.150%, 12/01/11 (AMBAC Insured)	50,000	50,152
California State Public Works Board, Series A, 5.250%, 06/01/11 (AMBAC Insured)	5,000	5,127
California State Public Works Board, Series B, 5.250%, 03/01/19 (AMBAC Insured)	200,000	206,150
California State Public Works Board, Series A, 6.000%, 04/01/24	500,000	553,120
Carlsbad, CA Unified School District General Obligation, Election 2006, Series A, 5.000%, 08/01/21 (National Insured)	20,000	22,373
Carlsbad, CA Unified School District General Obligation, Series B, 5.250%, 05/01/25	70,000	78,226
Central Marin, CA Sanitation Agency Revenue, 5.000%, 09/01/21 (National Insured)	100,000	110,392
Cerritos, CA Community College General Obligation, Election 2004, Series C, 5.250%, 08/01/25	15,000	16,866
Chaffey, CA Joint Union High School District, Series B, 5.000%, 08/01/25 (FGIC Insured)	55,000	55,716
Chino Valley, CA Unified School District, Series A, 5.375%, 08/01/14 (AGM Insured)	70,000	75,511
City of El Paso De Robles, CA General Obligation, 5.000%, 08/01/23 (National Insured)	125,000	134,674
City of El Paso De Robles, CA General Obligation, 5.000%, 08/01/25 (National Insured)	250,000	265,618
City of El Paso De Robles, CA General Obligation, 5.000%, 08/01/27 (National Insured)	20,000	21,062
City of Escondido, CA General Obligation, Series A, 4.000%, 09/01/13 (National Insured)	50,000	53,376
City of Escondido, CA General Obligation, Series A, 5.000%, 09/01/14 (National Insured)	90,000	99,269
City of Los Angeles, CA General Obligation, Series A, 5.000%, 09/01/13 (AGM Insured)	60,000	66,942
City of Los Angeles, CA General Obligation, Series A, 5.250%, 09/01/11 (National Insured)	40,000	41,612

The accompanying notes are an integral part of these financial statements.

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Municipal Bonds - 97.2% (continued)
City of Los Angeles, CA Sanitation Equipment Charge Revenue, Series A, 5.000%, 02/01/13 (FGIC Insured)	$25,000	$27,097
City of San Jose, CA 5.000%, 09/01/12	25,000	26,992
Clovis, CA Unified School District General Obligation, Series B, 5.000%, 08/01/23 (National Insured)	115,000	124,210
Contra Costa County, CA Water District, Series L, 4.000%, 10/01/13 (AGM Insured)	75,000	79,764
Corona-Norca, CA Unified School District, 5.000%, 09/01/12 (AGM Insured)	45,000	48,542
Corona-Norca, CA Unified School District, Election 2006, Series A, 5.000%, 08/01/25 (AGM Insured)	50,000	53,140
Cotati-Rohnert Park, CA Unified School District, Series B, 4.000%, 08/01/13 (FGIC Insured)	50,000	52,588
Covina-Valley, CA Unified School District, Election 2006, Series A, 4.000%, 08/01/13 (National Insured)	115,000	122,380
Covina-Valley, CA Unified School District, Election 2006, Series A, 5.000%, 08/01/21 (National Insured)	410,000	438,868
Desert Sands, CA Unified School District General Obligation, 5.000%, 08/01/16	50,000	58,604
Desert Sands, CA Unified School District General Obligation, 5.000%, 08/01/27	235,000	251,474
Desert Sands, CA Unified School District General Obligation, 5.500%, 08/01/28	25,000	27,791
Desert Sands, CA University School District Refunding, 5.000%, 06/01/22 (AMBAC Insured)	40,000	43,757
Eastern, CA Municipal Water District, Water & Sewer Revenue, Series A, 5.000%, 07/01/21 (National Insured)	330,000	364,297
El Dorado County, CA Rescue Union School District General Obligation, Election 1998, 5.000%, 09/01/21 (National Insured)	25,000	29,214
El Dorado County, CA Rescue Union School District General Obligation, Election 1998, 5.000%, 07/01/23 (National Insured)	50,000	57,894
El Monte, CA City School District General Obligation, Series A, 4.250%, 05/01/15 (FGIC Insured)	300,000	324,978
El Monte, CA Union High School District General Obligation, Series B, 3.750%, 03/01/13 (National Insured)	50,000	52,504
El Monte, CA Union High School District General Obligation, Series C, 5.000%, 06/01/21 (AGM Insured)	40,000	44,271
Fairfield-Suisun, CA Unified School District, Election 2002, 5.000%, 08/01/27 (National Insured)	100,000	105,442
Fairfield-Suisun, CA Unified School District, Election 2002, 5.250%, 08/01/16 (National Insured)	225,000	251,852
Fairfield-Suisun, CA Unified School District General Obligation, Election 2002, 5.000%, 08/01/24 (National Insured)	565,000	593,459
Fairfield-Suisun, CA Unified School District General Obligation, Election 2002, 5.250%, 08/01/23 (National Insured)	240,000	258,098
Fresno County, CA Central Unified School District General Obligation, 5.000%, 07/01/21 (National Insured)	50,000	53,542
Fresno County, CA Central Unified School District General Obligation, Series A, 5.000%, 08/01/22 (Assured Guaranty)	25,000	27,802
Fresno County, CA Central Unified School District General Obligation, 5.000%, 07/01/23 (National Insured)	25,000	26,539
Fresno County, CA Unified School District General Obligation, Series C, 5.900%, 08/01/22 (National Insured)	25,000	28,682
Grossmont, CA Union High School District General Obligation, 5.000%, 08/01/23 (National Insured)	85,000	93,053
Grossmont-Cuyamaca, CA Community College District General Obligation, Series C, 5.000%, 08/01/24 (Assured Guaranty)	50,000	55,046
Hacienda La Puente, CA Unified School District General Obligation, 4.000%, 08/01/11 (FGIC Insured)	25,000	25,611
Hemet, CA Unified School District General Obligation, Series A, 5.000%, 08/01/22 (AGM Insured)	125,000	136,551
Imperial, CA Community College District General Obligation, Series B, 4.250%, 08/01/14 (AMBAC Insured)	150,000	161,214
Imperial, CA Irrigation District Electric System Revenue, Series A, 5.250%, 11/01/24	100,000	111,742
Jurupa, CA Unified School District, Election 2001, 5.000%, 08/01/14 (FGIC Insured)	225,000	242,870
La Mesa-Spring Valley, CA School District General Obligation, 3.250%, 08/01/11 (FGIC Insured)	25,000	25,518
La Mesa-Spring Valley, CA School District General Obligation, 3.750%, 08/01/13 (FGIC Insured)	35,000	37,158
Lincoln, CA Unified School District, Election 2004, 4.000%, 08/01/14 (FGIC Insured)	75,000	79,382

The accompanying notes are an integral part of these financial statements.

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Municipal Bonds - 97.2% (continued)
Long Beach, CA Unified School District General Obligation, Series A, 5.500%, 08/01/26	$85,000	$96,268
Los Angeles County, CA Citrus Community College District General Obligation, Election 2004, Series B, 5.000%, 06/01/22 (National Insured)	20,000	21,810
Los Angeles County, CA Golden West Schools Financing Authority General Obligation, 5.250%, 09/01/24 (FGIC Insured)	365,000	419,374
Los Angeles County, CA Metropolitan Transportation Authority Revenue, Series A, 5.000%, 07/01 /13 (AGM Insured)	55,000	61,147
Los Angeles County, CA Metropolitan Transportation Authority Revenue, Series E, 5.000%, 07/01/25	35,000	39,086
Los Angeles County, CA Public Works Financing Authority Revenue, Series A, 5.000%, 03/01/12 (National Insured)	100,000	105,837
Los Angeles County, CA Public Works Financing Authority Revenue, 5.000%, 10/01/15 (National Insured)	15,000	17,492
Los Angeles County, CA Public Works Financing Authority Revenue, Series A, 5.250%, 10/01/16 (AGM Insured)	25,000	29,846
Los Angeles County, CA Sanitation Districts Financing Authority Capital Projects Revenue, 5.000%, 10/01/23 (FGIC Insured)	80,000	85,369
Los Angeles, CA Community College District General Obligation, Series A, 5.500%, 08/01/17 (National Insured)	15,000	15,581
Los Angeles, CA Department of Water & Power Revenue, Series A, 5.000%, 07/01/11 (National Insured)	15,000	15,448
Los Angeles, CA Department of Water & Power Revenue, Series A, 5.000%, 07/01/13 (AMBAC Insured)	50,000	55,588
Los Angeles, CA Harbor Department Revenue, Series A, 4.000%, 08/01/17	25,000	27,789
Los Angeles, CA Harbor Department Revenue, Series B, 5.000%, 08/01/20 (National Insured)	275,000	310,324
Los Angeles, CA Municipal Improvement Corp. Revenue, Series C, 5.000%, 09/01/18	300,000	339,114
Los Angeles, CA Municipal Improvement Corp. Revenue, Series B1, 5.000%, 08/01/21 (FGIC Insured)	125,000	131,790
Los Angeles, CA Municipal Improvement Corp. Revenue, Series B1, 5.000%, 08/01/23 (FGIC Insured)	50,000	52,250
Los Angeles, CA Municipal Improvement Corp. Revenue, Series A, 5.000%, 09/01/24	100,000	104,605
Los Angeles, CA Municipal Improvement Corp. Revenue, Series B, 5.000%, 08/01/26 (FGIC Insured)	200,000	206,458
Los Angeles, CA Municipal Improvement Corp. Revenue, Series A, 5.000%, 09/01/16	470,000	527,105
Los Angeles, CA Municipal Improvement Corp. Revenue, Series A, 5.000%, 09/01/23	640,000	673,818
Los Angeles, CA Municipal Improvement Corp. Revenue, Series A, 5.000%, 01/01/25 (FGIC Insured)	780,000	803,696
Los Angeles, CA Municipal Improvement Corp. Revenue, Series A, 5.000%, 09/01/25	50,000	52,032
Los Angeles, CA Unified School District General Obligation, Election 2004, Series G, 5.000%, 07/01/24 (AMBAC Insured)	35,000	37,211
Los Banos, CA Unified School District General Obligation, 4.150%, 08/01/11 (FGIC Insured)	40,000	40,859
Los Nietos, CA School District General Obligation, 5.000%, 08/01/12 (Assured Guaranty)	25,000	26,532
Metropolitan Water District of Southern California, Series A, 5.000%, 03/01/12	25,000	26,518
Monrovia, CA Unified School District General Obligation, Election 2006, Series B, 5.250%, 08/01/25 (FSA Insured)	30,000	33,138
Moorpark, CA Unified School District General Obligation, Series A, 5.375%, 08/01/18 (AGM Insured)	50,000	54,320
Moreno Valley, CA Unified School District, 4.000%, 08/01/13 (National lnsured)	200,000	211,450
Moreno Valley, CA Unified School District, 4.000%, 08/01/14 (National Insured)	75,000	79,936
Moreno Valley, CA Unified School District, 5.000%, 08/01/17 (National Insured)	50,000	55,546
Moreno Valley, CA Unified School District General Obligation, 5.000%, 08/01/15 (National Insured)	420,000	467,880
Moreno Valley, CA Unified School District General Obligation, 5.000%, 08/01/16 (National Insured)	25,000	27,927
Mount Diablo, CA Unified School District, Election 2002, 4.125%, 07/01/14 (FGIC Insured)	50,000	52,328
Orange County, CA Coast Community College District General Obligation, 4.500%, 08/01/11 (National Insured)	20,000	20,603
Orange County, CA Sanitation District, Series A, 5.000%, 02/01/22	135,000	152,481

The accompanying notes are an integral part of these financial statements.

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Municipal Bonds - 97.2% (continued)
Peralta, CA Community College District General Obligation, Election 2006, Series B, 5.250%, 08/01/22 (AGM Insured)	$45,000	$50,554
Peralta, CA Community College District General Obligation, Series A, 5.000%, 08/01/24 (National Insured)	50,000	53,870
Placentia-Yorba Linda, CA Unified School District General Obligation, Series B, 5.500%, 08/01/27 (FGIC Insured)	65,000	70,257
Port of Oakland, CA Series B, 5.000%, 11/01/16 (National Insured)	255,000	286,809
Port of Oakland, CA Series B, 5.000%, 11/01/24 (National Insured)	50,000	51,486
Port of Oakland, CA Revenue, Series M, 4.000%, 11/01/12 (FGIC Insured)	10,000	10,477
Port of Oakland, CA Revenue, Series B, 4.000%, 11/01/14 (National Insured)	450,000	483,309
Port of Oakland, CA Revenue, Series B, 4.000%, 11/01/15 (National Insured)	105,000	112,914
Port of Oakland, CA Revenue, Series C, 5.000%, 11/01/15 (National Insured)	310,000	347,879
Port of Oakland, CA Revenue, Series B, 5.000%, 11/01/17 (National Insured)	10,000	11,213
Port of Oakland, CA Revenue, Series C, 5.000%, 11/01/17 (National Insured)	275,000	308,363
Port of Oakland, CA Revenue, Series B, 5.000%, 11/01/21 (National Insured)	625,000	667,125
Port of Oakland, CA Revenue, Series B, 5.000%, 11/01/22 (National Insured)	30,000	31,257
Port of Oakland, CA Revenue, Series B, 5.000%, 11/01/26 (National Insured)	275,000	280,525
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A, 4.375%, 08/01/20	685,000	724,189
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A, 5.000%, 08/01/18	70,000	78,426
Rancho, CA Water District Financing Authority Refunding Revenue, Series 2008A, 5.000%, 08/01/15 (AGM Insured)	50,000	58,534
Riverside, CA Community College District, 5.000%, 08/01/24 (AGM Insured)	35,000	37,992
Riverside County, CA Perris Union High School District, Series B, 3.750%, 09/01/11 (National Insured)	50,000	51,294
Riverside County, CA Perris Union High School District General Obligation, Series B, 4.000%, 09/01/13 (FGIC Insured)	50,000	53,274
Riverside County, CA Perris Union High School District General Obligation, Election 2004, Series A, 5.000%, 09/01/26 (FGIC Insured)	15,000	15,612
Rosemead, CA School District General Obligation, Election 2000, Series B, 5.125%, 08/01/27 (FGIC Insured)	25,000	25,960
Rosemead, CA School District General Obligation, Election 2000, Series D, 5.250%, 08/01/24 (AGM Insured)	150,000	166,634
Rosemead, CA School District General Obligation, Election 2000, Series D, 5.250%, 08/01/25 (AGM Insured)	55,000	60,112
Rosemead, CA School District General Obligation, Election 2000, Series D, 5.250%, 08/01/26 (AGM Insured)	145,000	157,585
Rosemead, CA School District General Obligation, Election 2000, Series D, 5.500%, 08/01/28 (AGM Insured)	125,000	136,590
Roseville, CA Joint Union High School District General Obligation, Election 2004, Series A, 5.000%, 08/01/26 (FGIC Insured)	120,000	127,081
Sacramento, CA Municipal Utility District Revenue, Series S, 5.000%, 11/15/11 (National Insured)	25,000	26,097
Sacramento, CA Municipal Utility District Revenue, Series S, 5.000%, 11/15/12 (National Insured)	60,000	65,187
Sacramento, CA Municipal Utility District Revenue, Series R, 5.000%, 08/15/18 (National Insured)	150,000	162,290
Sacramento, CA Municipal Utility District Revenue, Series K, 5.250%, 07/01/24 (AMBAC Insured)	145,000	163,126
Sacramento County, CA Sanitation District Financing Authority Revenue, Series A, 5.250%, 12/01/12	100,000	101,390
San Bernardino, CA Community College District, Election 2001, Series C, 5.000%, 08/01/26 (AGM Insured)	175,000	188,921
San Bernardino, CA Community College District, Election 2002, Series A, 6.250%, 08/01/23	620,000	753,511
San Bernardino, CA Community College District, Election 2002, Series A, 6.375%, 08/01/26	480,000	577,930
San Diego, CA Public Facilities Financing Authority Revenue, Series A, 4.000%, 05/15/12	475,000	498,864
San Diego, CA Public Facilities Financing Authority Revenue, Series B, 5.000%, 08/01/20	30,000	34,935
San Diego, CA Public Facilities Financing Authority Revenue, Series B, 5.000%, 05/15/21	50,000	57,317

The accompanying notes are an integral part of these financial statements.

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Municipal Bonds - 97.2% (continued)
San Diego, CA Unified Port District Revenue, Series B, 5.000%, 09/01/23 (National Insured)	$325,000	$341,712
San Diego, CA Unified School District, Series C, 5.000%, 07/01/19 (AGM Insured)	200,000	209,656
San Diego County, CA Southwestern Community College District General Obligation, 5.000%, 08/01/23 (National Insured)	285,000	312,967
San Francisco, CA City & County Airport Commission Revenue, Second Series, Issue 28B, 4.000%, 05/01/11 (National Insured)	20,000	20,290
San Francisco, CA City & County Airport Commission Revenue, Second Series, Issue 29B, 4.000%, 05/01/11 (FGIC Insured)	30,000	30,435
San Francisco, CA City & County Airport Commission Revenue, Second Series, Issue 34F, 5.000%, 05/01/16 (FGIC Insured)	45,000	51,412
San Francisco, CA City & County Airport Commission Revenue, Second Series, Issue 34F, 5.000%, 05/01/16 (Assured Guaranty)	50,000	57,543
San Francisco, CA City & County Airport Commission Revenue, Second Series, Issue 27B, 5.250%, 05/01/12 (FGIC Insured)	60,000	61,481
San Francisco, CA City & County Airport Commission Revenue, Second Series, Issue 30, 5.250%, 05/01/15 (XLCA Insured)	75,000	80,689
San Francisco, CA City & County Airport Commission Revenue, Second Series, Issue 32F, 5.250%, 05/01/17 (FGIC Insured)	465,000	539,405
San Francisco, CA City & County General Obligation, Laguna Honda Hospital, Series R3, 5.000%, 06/15/23	50,000	54,392
San Francisco, CA City & County General Obligation, Series 2002, 5.000%, 06/15/11	25,000	25,583
San Francisco, CA City & County Public Utilities Commission Revenue, Series B, 4.000%, 11/01/12 (National Insured)	40,000	42,684
San Francisco, CA City & County Public Utilities Commission Revenue, Series A, 5.000%, 10/01/12 (National Insured)	35,000	37,824
San Francisco, CA City & County Unified School District, Series B, 5.000%, 06/15/13 (AGM Insured)	250,000	272,407
San Francisco, CA City & County Unified School District General Obligation, Election 2003, Series C, 5.000%, 06/15/22 (National Insured)	55,000	60,645
San Francisco, CA Community College District, Series B, 5.000%, 06/15/14 (AMBAC Insured)	120,000	130,427
San Francisco, CA Unified School District General Obligation, Series B, 5.000%, 06/15/12 (AGM Insured)	100,000	107,000
San Juan, CA Unified School District General Obligation, Election 2002, 4.250%, 08/01/14 (FGIC Insured)	240,000	265,234
San Juan, CA Unified School District General Obligation, Election 2002, Series A, 5.000%, 08/01/16 (National Insured)	150,000	167,416
Santa Ana, CA Unified School District, Election 2008, Series A, 5.250%, 08/01/25	1,300,000	1,431,768
Santa Ana, CA Unified School District General Obligation, Series A, 5.250%, 08/01/26	500,000	549,625
Santa Clara County, CA Alum Rock Union Elementary School District General Obligation Refunding, 3.500%, 09/01/12 (FGIC Insured)	15,000	15,558
Santa Clara County, CA Campbell Union School District General Obligation, Election 2002, Series B, 5.125%, 08/01/29 (FGIC Insured)	10,000	11,028
Santa Clara County, CA East Side Union High School District General Obligation, Election 1999, Series C, 3.300%, 08/01/11 (FGIC Insured)	25,000	25,559
Santa Clara County, CA East Side Union High School District General Obligation, Election 2002, Series D, 4.000%, 08/01/14 (XLCA Insured)	40,000	42,983
Santa Clara County, CA East Side Union High School District General Obligation, Series A, 4.000%, 09/01/18 (AMBAC Insured)	75,000	78,370
Santa Clara County, CA East Side Union High School District General Obligation, Election 2002, Series B, 5.000%, 08/01/12 (FGIC Insured)	30,000	31,648

The accompanying notes are an integral part of these financial statements.

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Municipal Bonds - 97.2% (continued)
Santa Clara County, CA East Side Union High School District General Obligation, Election 2002, Series C, 5.000%, 08/01/12 (AGM Insured)	$15,000	$16,081
Santa Clara County, CA East Side Union High School District, Election 2002, Series C, 5.000%, 08/01/14 (AGM Insured)	60,000	65,087
Santa Clara County, CA East Side Union High School District General Obligation, Election 2002, Series D, 5.000%, 08/01/19 (XLCA Insured)	65,000	69,738
Santa Clara County, CA East Side Union High School District General Obligation, Election 2002, Series D, 5.000%, 08/01/19 (XLCA Insured)	265,000	285,784
Santa Clara County, CA East Side Union High School District General Obligation, Series B, 5.100%, 02/01/22 (National Insured)	500,000	535,335
Santa Clara County, CA East Side Union High School District General Obligation, Series B, 5.250%, 02/01/24 (National Insured)	40,000	42,350
Santa Clara County, CA Franklin-McKinley CA School District General Obligation, 5.000%, 07/01/15 (AGM Insured)	40,000	44,765
Santa Rosa, CA High School District, Election 2002, 5.000%, 08/01/19 (National Insured)	100,000	105,443
Sierra Sands, CA Unified School District General Obligation, Series A, 5.000%, 11/01/22 (FGIC Insured)	50,000	53,327
Sierra, CA Joint Community College District, Election 2004, Series B, 5.000%, 08/01/24 (National Insured)	100,000	106,768
Sierra, CA Joint Community College District, Election 2004, 5.000%, 08/01/25 (National Insured)	100,000	105,673
Solano County, CA Community College District, 4.000%, 08/01/15 (National Insured)	25,000	27,742
Solano County, CA Community College District, 5.000%, 08/01/16 (National Insured)	40,000	46,031
Sonoma County, CA Junior College District General Obligation, Series D, 5.000%, 08/01/16	15,000	17,537
Southern California Public Power Authority Revenue, Series B, 5.750%, 07/01/24	75,000	87,899
State of California, 5.000%, 04/01/14	15,000	16,723
State of California General Obligation, 5.000%, 02/01/29	15,000	15,867
State of California General Obligation, 5.000%, 02/01/32	50,000	52,890
State of California General Obligation, 5.000%, 02/01/32 (CIFG Insured)	25,000	26,397
Sweetwater, CA Authority Revenue, 5.000%, 04/01/17 (AMBAC Insured)	50,000	56,167
Tahoe-Truckee, CA Unified School District General, 5.500%, 08/01/19 (National Insured)	75,000	90,155
Tracy, CA Joint Unified School District General Obligation, Election 2006, 5.000%, 08/01/25 (Assured Guaranty)	100,000	106,987
University of California, Revenue Bonds, Series Q, 5.000%, 09/01/11 (AGM Insured)	55,000	57,084
University of California, Revenue Bonds, Series Q, 5.000%, 09/01/33 (AGM Insured)	20,000	20,978
Vacaville, CA Unified School District, Election 2001, 5.000%, 08/01/16 (National Insured)	120,000	134,308
Vacaville, CA Unified School District General Obligation, Election 2001, 4.600%, 08/01/17 (AGM Insured)	25,000	27,071
Vacaville, CA Unified School District General Obligation, Election 2001, 5.000%, 08/01/17 (National Insured)	40,000	44,333
Vacaville, CA Unified School District General Obligation, Election 2001, 5.000%, 08/01/22 (AGM Insured)	20,000	21,796
Vacaville, CA Unified School District General Obligation, Election 2001, 5.000%, 08/01/22 (National Insured)	15,000	16,009
Vacaville, CA Unified School District General Obligation, Election 2001, 5.000%, 08/01/25 (AMBAC Insured)	130,000	136,201
Vacaville, CA Unified School District General Obligation, Election 2001, 5.000%, 08/01/25 (National Insured)	220,000	230,571
Vacaville, CA Unified School District General Obligation, Election 2001, 5.000%, 08/01/26 (National Insured)	55,000	57,570
Vacaville, CA Unified School District General Obligation, Election 2001, 5.000%, 08/01/26 (AMBAC Insured)	30,000	31,288
Val Verde, CA Unified School District General Obligation, Election 2008, Series A, 5.500%, 08/01/22	100,000	111,662
Val Verde, CA Unified School District General Obligation, Election 2008, Series A, 5.500%, 08/01/24	615,000	675,879

The accompanying notes are an integral part of these financial statements.

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Municipal Bonds - 97.2% (continued)
Walnut, CA Energy Center Authority Revenue, Series A, 5.000%, 01/01/12 (AMBAC Insured)	$155,000	$162,266
Wiseburn, CA School District, Class A, 5.000%, 08/01/16 (National Insured)	75,000	86,123
Yosemite, CA Community College District General Obligation, Election 2004, Series A, 5.000%, 08/01/22 (FGIC Insured)	515,000	559,022
Yuba, CA Community College District General Obligation, Election 2006, Series A, 5.000%, 08/01/23 (AMBAC Insured)	90,000	96,367
Yuba, CA Community College District General Obligation, Election 2006, Series A, 5.000%, 08/01/24 (AMBAC Insured)	25,000	26,615
Total Municipal Bonds (cost $29,195,358)		30,438,935

	Shares
Short-Term Investments - 1.7%[1]
BlackRock Liquidity Funds, Institutional Class Shares - California Money Fund, 0.22% (cost $547,437)	547,437	547,437
Total Investments - 98.9% (cost $29,742,795)[2]		30,986,372
Other Assets, less Liabilities - 1.1%		328,964
Net Assets - 100.0%		$31,315,336

Note: Based on the approximate cost of investments of $29,742,795 for Federal income tax purposes at October 31, 2010, the aggregate gross unrealized appreciation and depreciation were $1,255,609 and $12,032, respectively, resulting in net unrealized appreciation of investments of $1,243,577.

[1]	Yield shown for each investment company represents the October 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]

At October 31, 2010, the concentration of the Fund’s investments by state or territory determined as a percentage of net assets was as follows: California 94.6% and Puerto Rico 2.6%. At October 31, 2010, 82.4% of the securities in the portfolio were backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets were as follows: National Insured 38.8%, FGIC 21.3%, and AGM 11.4%.

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of October 31, 2010. (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Investments in Securities
Municipal Bonds†	—	$30,438,935	—	$30,438,935
Short-Term Investments	$547,437	—	—	547,437

Total Investments in Securities	$547,437	$30,438,935	—	$30,986,372

†	All municipal bonds held in the Fund are Level 2 securities; please refer to the Schedule of Portfolio Investments.

As of October 31, 2010, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

Investment Definitions and Abbreviations:

AMBAC:	American Municipal Bond Assurance Corp.
AGM:	Assured Guaranty Municipal Corp.
CIFG:	CIFG, NA
FGIC:	Financial Guaranty Insurance Corp.
FSA:	FSA Capital, Inc.
National:	National Public Finance Guarantee Corp.
XLCA:	XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

October 31, 2010

	Managers Frontier Small Cap Growth Fund	Managers AMG TSCM Growth Equity Fund
Assets:
Investments at value* (including securities on loan valued at $947,664 and $0, respectively)	$31,556,976	$1,094,840
Receivable for investments sold	355,530	25,845
Receivable for Fund shares sold	8,654	—
Dividends, interest and other receivables	9,453	692
Receivable from affiliate	9,040	12,965
Prepaid expenses	22,918	28,112
Total assets	31,962,571	1,162,454
Liabilities:
Payable upon return of securities loaned	981,432	—
Payable for investments purchased	460,314	8,984
Payable for Fund shares repurchased	200	—
Accrued expenses:
Investment management and advisory fees	25,276	12,965
Distribution fees - Investor Class	82	7
Other	48,750	53,107
Total liabilities	1,516,054	75,063
Net Assets	$30,446,517	$1,087,391
Net Assets Represent:
Paid-in capital	$25,915,521	$990,243
Undistributed net investment income	—	728
Accumulated net realized loss from investments	(258,013)	(1,312)
Net unrealized appreciation of investments	4,789,009	97,732
Net Assets	$30,446,517	$1,087,391
Investor Class Shares - Net Assets	$406,285	$13,887
Shares outstanding	24,335	1,270
Net asset value, offering and redemption price per share	$16.70	$10.93
Service Class Shares - Net Assets	$18,290,110	$10,936
Shares outstanding	1,094,187	1,000
Net asset value, offering and redemption price per share	$16.72	$10.94
Institutional Class Shares - Net Assets	$11,750,122	$1,062,568
Shares outstanding	701,717	97,098
Net asset value, offering and redemption price per share	$16.74	$10.94
* Investments at cost	$26,767,967	$997,108

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

October 31, 2010

	Managers Micro-Cap Fund	Managers Institutional Micro-Cap Fund	Managers Real Estate Securities Fund	Managers California Intermediate Tax-Free Fund
Assets:
Investments at value* (including securities on loan valued at $485,563, $102,772, $0, $0, respectively)	$135,234,165	$23,278,624	$23,756,768	$30,986,372
Receivable for investments sold	2,061,195	247,451	335,718	—
Receivable for Fund shares sold	16,325	24,790	163,679	—
Dividends, interest and other receivables	32,576	5,211	22,518	400,819
Receivable from affiliate	24,603	8,755	2,787	12,016
Prepaid expenses	13,171	12,820	5,030	532
Total assets	137,382,035	23,577,651	24,286,500	31,399,739
Liabilities:
Payable upon return of securities loaned	509,000	108,000	—	—
Payable for investments purchased	950,034	128,019	412,317	—
Payable for Fund shares repurchased	75,703	18,282	7,382	195
Dividends payable to shareholders	—	—	—	14,525
Accrued expenses:
Investment management and advisory fees	113,239	19,368	16,713	12,016
Administrative fees	28,310	4,842	4,915	5,058
Other	136,155	49,539	58,084	52,609
Total liabilities	1,812,441	328,050	499,411	84,403
Net Assets	$135,569,594	$23,249,601	$23,787,089	$31,315,336
Net Assets Represent:
Paid-in capital	$124,189,142	$22,229,762	$25,324,916	$30,486,110
Undistributed net investment income (loss)	1,568	241	89,485	(1,576)
Accumulated net realized loss from investments	(17,495,509)	(4,016,605)	(6,258,762)	(412,775)
Net unrealized appreciation of investments	28,874,393	5,036,203	4,631,450	1,243,577
Net Assets	$135,569,594	$23,249,601	$23,787,089	$31,315,336
Shares outstanding	4,056,063	2,197,079	2,931,237	2,921,000
Net asset value, offering and redemption price per share	$33.42	$10.58	$8.12	$10.72
* Investments at cost	$106,359,772	$18,242,421	$19,125,318	$29,742,795

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the fiscal year ended October 31, 2010

	Managers Frontier Small Cap Growth Fund	Managers AMG TSCM Growth Equity Fund*	Managers Micro-Cap Fund	Managers Institutional Micro-Cap Fund	Managers Real Estate Securities Fund	Managers California Intermediate Tax-Free Fund
Investment Income:
Dividend income	$177,656	$2,918	$866,335	$157,609	$488,860	—
Interest income	27	—	276	19	24	$1,162,388
Foreign withholding tax	(318)	—	—	—	—	—
Securities lending fees	1,692	—	6,913	1,129	—	—
Total investment income	179,057	2,918	873,524	158,757	488,884	1,162,388
Expenses:
Investment management and advisory fees	299,371	2,063	1,319,280	244,218	159,180	120,992
Administrative fees	15,166	688	329,820	61,054	46,818	77,493
Distribution Fees - Investor Class	351	7	N/A	N/A	N/A	N/A
Transfer agent	63,449	170	407,408	8,087	37,535	5,661
Professional fees	35,443	15,495	47,367	27,493	38,829	30,752
Registration fees	38,983	18,515	22,985	20,469	23,238	6,499
Custodian	21,619	1,855	64,301	30,185	15,543	47,052
Trustees fees and expenses	2,202	212	10,593	1,950	1,324	2,350
Reports to shareholders	5,142	1,161	61,029	11,119	11,809	3,070
Miscellaneous	4,157	387	7,333	1,311	1,252	2,199
Total expenses before offsets	485,883	40,553	2,270,116	405,886	335,528	296,068
Expense reimbursements	(92,681)	(38,363)	(266,870)	(85,108)	(54,573)	(125,527)
Expense reductions	(53)	—	(24,883)	(5,867)	(2,476)	(54)
Net expenses	393,149	2,190	1,978,363	314,911	278,479	170,487
Net investment income (loss)	(214,092)	728	(1,104,839)	(156,154)	210,405	991,901
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	1,807,400	(1,312)	8,053,879	1,225,691	3,547,200	35,518
Net change in unrealized appreciation of investments	5,623,078	97,732	24,521,471	4,684,980	2,882,384	897,302
Net realized and unrealized gain	7,430,478	96,420	32,575,350	5,910,671	6,429,584	932,820
Net increase in net assets resulting from operations	$7,216,386	$97,148	$31,470,511	$5,754,517	$6,639,989	$1,924,721

*	Commenced operations on July 30, 2010.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the fiscal year ended October 31,

	Managers Frontier Small Cap Growth Fund		Managers AMG TSCM Growth Equity Fund		Managers Micro-Cap Fund
	2010	2009	2010*		2010	2009
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	($214,092)	($386,570)	$728		($1,104,839)	($1,071,787)
Net realized gain (loss) on investments	1,807,400	697,620	(1,312	]	8,053,879	(21,757,590)
Net change in unrealized appreciation of investments	5,623,078	4,928,468	97,732		24,521,471	34,913,102
Net increase in net assets resulting from operations	7,216,386	5,239,518	97,148		31,470,511	12,083,725
Distributions to Shareholders:
From net investment income	—	—	—		—	—
From net realized gain on investments	—	—	—		—	(7,917,520)
Total distributions to shareholders	—	—	—		—	(7,917,520)
From Capital Share Transactions:
Proceeds from sale of shares	12,220,563	7,633,128	1,090,343		3,601,646	3,765,447
Reinvestment of dividends and distributions	—	—	—		—	7,785,548
Cost of shares repurchased	(28,526,838)	(24,393,560)	(100,100)		(26,824,668)	(20,818,945)
Net increase (decrease) from capital share transactions	(16,306,275)	(16,760,432)	990,243		(23,223,022)	(9,267,950)
Total increase (decrease) in net assets	(9,089,889)	(11,520,914)	1,087,391		8,247,489	(5,101,745)
Net Assets:
Beginning of year	39,536,406	51,057,320	—		127,322,105	132,423,850
End of year	$30,446,517	$39,536,406	$1,087,391		$135,569,594	$127,322,105
End of year undistributed net investment income	—	—	$728		$1,568	$2,839

Share Transactions:
Sale of shares	820,435 [1]	695,597	108,700	[1]	120,296	161,725
Reinvestment of dividends and distributions	—	—	—		—	362,624
Shares repurchased	(1,945,580)[1]	(2,116,995)	(9,332)[1]		(893,039)	(907,457)
Net increase (decrease) in shares	(1,125,145)[1]	(1,421,398)	99,368	[1]	(772,743)	(383,108)

*	Commenced operations on July 30, 2010.
[1]	See note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the fiscal year ended October 31,

	Managers Institutional Micro-Cap Fund		Managers Real Estate Securities Fund		Managers California Intermediate Tax-Free Fund
	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	($156,154)	($152,663)	$210,405	$260,542	$991,901	$984,709
Net realized gain (loss) on investments	1,225,691	(3,953,858)	3,547,200	(7,01,780)	35,518	250,408
Net change in unrealized appreciation of investments	4,684,980	6,146,351	2,882,384	7,821,113	897,302	1,516,580
Net increase in net assets resulting from operations	5,754,517	2,039,830	6,639,989	1,019,875	1,924,721	2,751,697
Distributions to Shareholders:
From net investment income	—	—	(195,055)	(299,371)	(991,896)	(984,686)
From net realized gain on investments	—	(3,256,607)	—	—	—	—
Total distributions to shareholders	—	(3,256,607)	(195,055)	(299,371)	(991,896)	(984,686)
From Capital Share Transactions:
Proceeds from sale of shares	3,228,476	5,097,840	9,003,122	4,960,375	3,180,468	3,316,692
Reinvestment of dividends and distributions	—	3,131,896	191,341	294,105	525,318	807,882
Cost of shares repurchased	(9,495,816)	(10,009,632)	(6,378,675)	(3,814,439)	(4,504,131)	(7,665,822)
Net increase (decrease) from capital share transactions	(6,267,340)	(1,779,896)	2,815,788	1,440,041	(798,345)	(3,541,248)
Total increase (decrease) in net assets	(512,823)	(2,996,673)	9,260,722	2,160,545	134,480	(1,774,237)
Net Assets:
Beginning of year	23,762,424	26,759,097	14,526,367	12,365,822	31,180,856	32,955,093
End of year	$23,249,601	$23,762,424	$23,787,089	$14,526,367	$31,315,336	$31,180,856
End of year undistributed net investment income (loss)	$241	$371	$89,485	$45,121	($1,576)	($1,581)

Share Transactions:
Sale of shares	338,471	686,426	1,248,965	1,139,096	300,261	326,236
Reinvestment of dividends and distributions	—	463,985	27,361	64,678	49,707	78,990
Shares repurchased	(1,013,229)	(1,376,996)	(901,249)	(875,731)	(425,846)	(757,169)
Net increase (decrease) in shares	(674,758)	(226,585)	375,077	328,043	(75,878)	(351,943)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout the fiscal period

	For the fiscal year ended October 31,
Managers Frontier Small Cap Growth Fund - Service Class*	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$13.42	$11.69	$17.87	$15.47	$12.90
Income from Investment Operations:
Net investment loss	(0.12)[3]	(0.10)[3]	(0.1 2)[3]	(0.11)[3]	(0.12)[3]
Net realized and unrealized gain (loss) on investments	3.42 [3]	1.83 [3]	(6.06)[3]	2.51 [3]	2.69 [3]
Total from investment operations	3.30	1.73	(6.18)	2.40	2.57
Net Asset Value, End of Year	$16.72	$13.42	$11.69	$17.87	$15.47
Total Return[1]	24.59%	14.80%	(34.58)%	15.51%	19.92%
Ratio of net expenses to average net assets	1.37%	1.46%	1.41%	1.39%	1.38%
Ratio of net investment loss to average net assets[1]	(0.78)%	(0.90)%	(0.79)%	(0.68)%	(0.84)%
Portfolio turnover	52%	136%	59%	49%	49%
Net assets at end of year (000’s omitted)	$18,290	$39,536	$51,057	$87,015	$87,015

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.66%	1.50%	1.43%	1.41%	1.42%
Ratio of net investment loss to average net assets	(1.07)%	(0.94)%	(0.80)%	(0.70)%	(0.88)%

Managers Frontier Small Cap Growth Fund Investor Class Shares*	For the fiscal period ended October 31, 2010
Net Asset Value, Beginning of Period	$14.64
Income from Investment Operations:
Net investment loss	(0.11)[3]
Net realized and unrealized gain on investments	2.17 [3]
Total from investment operations	2.06
Net Asset Value, End of Period	$16.70
Total Return[1]	14.07%[5]
Ratio of net expenses to average net assets	1.55%[6]
Ratio of net investment loss to average net assets[1]	(0.91)%[6]
Portfolio turnover	52%[5]
Net assets at end of period (000’s omitted)	$406

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.94%[6]
Ratio of net investment loss to average net assets	(1.30)%[6]

Managers Frontier Small Cap Growth Fund Investor Class Shares*	For the fiscal period ended October 31, 2010
Net Asset Value, Beginning of Period	$14.64
Income from Investment Operations:
Net investment loss	(0.05)[3]
Net realized and unrealized gain on investments	2.15 [3]
Total from investment operations	2.10
Net Asset Value, End of Period	$16.74
Total Return[1]	14.34%[5]
Ratio of net expenses to average net assets	1.05%[6]
Ratio of net investment loss to average net assets[1]	(0.41)%[6]
Portfolio turnover	52%[5]
Net assets at end of period (000’s omitted)	$11,750

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.44%[6]
Ratio of net investment loss to average net assets	(0.80)%[6]

Financial Highlights

For a share outstanding throughout each fiscal period

Managers AMG TSCM Growth Equity Fund - Investor Class **	For the fiscal period ended October 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(0.00	)#,[3]
Net realized and unrealized gain on investments	0.93	[3]
Total from investment operations	0.93
Net Asset Value, End of Period	$10.93
Total Return[1]	9.30%[5]
Ratio of net expenses to average net assets	1.17%[6]
Ratio of net investment loss to average net assets[1]	(0.11)%[6]
Portfolio turnover	50%[5]
Net assets at end of period (000’s omitted)	$14

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	15.15%[6]
Ratio of net investment loss to average net assets	(14.09)%[6]

Managers AMG TSCM Growth Equity Fund - Institutional Class **	For the fiscal period ended October 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.01 [3]
Net realized and unrealized gain on investments	0.93 [3]
Total from investment operations	0.94
Net Asset Value, End of Period	$10.94
Total Return[1]	9.40%[5]
Ratio of net expenses to average net assets	0.79%[6]
Ratio of net investment income to average net assets[1]	0.27%[6]
Portfolio turnover	50%[5]
Net assets at end of period (000’s omitted)	$1,063

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	14.74%[6]
Ratio of net investment loss to average net assets	(13.68)%[6]

Managers AMG TSCM Growth Equity Fund - Service Class **	For the fiscal period ended October 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.00	#,3
Net realized and unrealized gain on investments	0.94	[3]
Total from investment operations	0.94
Net Asset Value, End of Period	$10.94
Total Return[1]	9.40%[5]
Ratio of net expenses to average net assets	1.03%[6]
Ratio of net investment income to average net assets[1]	0.00	%#,6
Portfolio turnover	50%[5]
Net assets at end of period (000’s omitted)	$11

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	15.00%[6]
Ratio of net investment loss to average net assets	(13.97)%[6]

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Managers Micro-Cap Fund	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$26.37	$25.41	$41.90	$34.48	$29.65
Income from Investment Operations:
Net investment loss	(0.25)[3]	(0.21)[3]	(0.31)[3]	(0.37)[3]	(0.26)[3]
Net realized and unrealized gain (loss) on investments	7.30 [3]	2.73 [3]	(16.18)[3]	7.79 [3]	5.09 [3]
Total from investment operations	7.05	2.52	(16.49)	7.42	4.83
Less Distribution to Shareholders from:
Net realized gain on investments	—	(1.56)	—	—	—
Total distributions to shareholders	—	(1.56)	—	—	—
Net Asset Value End of Year	$33.42	$26.37	$25.41	$41.90	$34.48
Total Return [1]	26.73%[4]	11.34%[4]	(39.37)%	21.52%[4]	16.29%
Ratio of net expenses to average net assets	1.50%	1.53%	1.54%	1.53%	1.54%
Ratio of net investment loss to average net assets[1]	(0.84)%	(0.90)%	(0.92)%	(1.01)%	(0.79)%
Portfolio turnover	93%	82%	193%	76%	82%
Net assets at end of year (000’s omitted)	$135,570	$127,322	$132,424	$271,934	$303,474

Ratios absent expense offsets:[2]
Ratio of net expenses to average net assets	1.72%	1.75%	1.66%	1.53%	1.54%
Ratio of net investment loss to average net assets	(1.06)%	(1.12)%	(1.04)%	(1.01)%	(0.79)%

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Managers Institutional Micro-Cap Fund	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$8.27	$8.64	$16.65	$15.07	$14.94
Income from Investment Operations:
Net investment loss	(0.06)[3]	(0.05)[3]	(0.10)[3]	(0.13)[3]	(0.09)[3]
Net realized and unrealized gain (loss) on investments	2.37 [3]	0.79 [3]	(5.87)[3]	2.99 [3]	2.36 [3]
Total from investment operations	2.31	0.74	(5.97)	2.86	2.27
Less Distributions to Shareholders from:
Net investment income	—	—	—	—	—
Net realized gain on investments	—	(1.11)	(2.04)	(1.28)	(2.14)
Total distribution to shareholders	—	(1.11)	(2.04)	(1.28)	(2.14)
Net Asset Value End of Year	$10.58	$8.27	$8.64	$16.65	$15.07
Total Return [1]	27.93%[4]	11.44%[4]	(40.45)%	20.48%	16.33%
Ratio of net expenses to average net assets	1.29%	1.31%	1.30%	1.35%	1.35%
Ratio of net investment loss to average net assets[1]	(0.64)%	(0.66)%	(0.74)%	(0.83)%	(0.83)%
Portfolio turnover	98%	81%	198%	129%	78%
Net assets at end of year (000’s omitted)	$23,250	$23,762	$26,759	$141,223	$259,395

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.66%	1.67%	1.55%	1.39%	1.37%
Ratio of net investment loss to average net assets	(1.01)%	(1.02)%	(0.99)%	(0.87)%	(0.65)%

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Managers Real Estate Securities Fund	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$5.68	$5.55	$12.57	$14.74	$12.86
Income from Investment Operations:
Net investment income	0.08 [3]	0.12 [3]	0.13 [3]	0.06	0.18
Net realized and unrealized gain (loss) on investments	2.43 [3]	0.16 [3]	(4.06)[3]	0.22	3.87
Total from investment operations	2.51	0.28	(3.93)	0.28	4.05
Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.15)	(0.12)	(0.10)	(0.10)
Net realized gain on investments	—	—	(2.97)	(2.35)	(2.07)
Total distributions to shareholders	(0.07)	(0.15)	(3.09)	(2.45)	(2.17)
Net Asset Value, End of Year	$8.12	$5.68	$5.55	$12.57	$14.74
Total Return [1]	44.47%	5.77%	(38.95)%	2.10%	36.43%
Ratio of net expenses to average net assets	1.49%	1.48%	1.48%	1.40%	1.46%
Ratio of net investment income to average net assets[1]	1.12%	2.56%	1.63%	0.82%	0.97%
Portfolio turnover	99%	107%	127%	126%	69%
Net assets at end of year (000’s omitted)	$23,787	$14,526	$12,366	$26,561	$27,624

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.79%	2.47%	1.80%	1.41%	1.46%
Ratio of net investment income to average net assets	0.82%	1.57%	1.31%	0.83%	0.97%

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Managers California Intermediate Tax-Free Fund	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$10.40	$9.84	$10.56	$10.75	$10.66
Income from Investment Operations:
Net investment income	0.34	0.32	0.38	0.40	0.39
Net realized and unrealized gain (loss) on investments	0.32	0.55	(0.56)	(0.16)	0.25
Total from investment operations	0.66	0.87	(0.18)	0.24	0.64
Less Distributions to Shareholders from:
Net investment income	(0.34)	(0.31)	(0.38)	(0.40)	(0.40)
Net realized gain on investments	—	—	(0.16)	(0.03)	(0.15)
Total distributions to shareholders	(0.34)	(0.31)	(0.54)	(0.43)	(0.55)
Net Asset Value, End of Year	$10.72	$10.40	$9.84	$10.56	$10.75
Total Return [1]	6.41%	8.97%	(1.82)%	2.23%	6.21%
Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	0.56%	0.55%
Ratio of net investment income to average net assets[1]	3.20%	3.08%	3.71%	3.75%	3.76%
Portfolio turnover	64%	152%	33%	35%	22%
Net assets at end of year (000’s omitted)	$31,315	$31,181	$32,955	$35,982	$54,144

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.96%	0.86%	0.80%	0.82%	0.82%
Ratio of net investment income to average net assets	2.79%	2.77%	3.46%	3.49%	3.49%

#	Rounds to less than $0.01 per share or 0.01%.
*	Effective January 1, 2010, existing shares of Managers Frontier Small Cap Growth Fund (formerly shares of Managers Small Cap Fund) were reclassified and redesignated as Service Class shares. Investor Class and Institutional Class shares commenced operations on January 1, 2010.
**	Commenced operations on July 30, 2010.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Not annualized.
[6]	Annualized.

Notes to Financial Statements

October 31, 2010

1.	Summary of Significant Accounting Policies

Managers Trust I (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of investment series. Included in this report are the Managers Frontier Small Cap Growth Fund (“Small Cap”) (formerly Managers Small Cap Fund), Managers Micro-Cap Fund (“Micro-Cap”) (formerly Managers Fremont Micro-Cap Fund), Managers Institutional Micro-Cap Fund (“Institutional Micro-Cap”) (formerly Managers Fremont Institutional Micro-Cap Fund), Managers Real Estate Securities Fund (“Real Estate Securities”), Managers California Intermediate Tax-Free Fund (“California Intermediate Tax-Free”), and Managers AMG TSCM Growth Equity Fund (“TSCM Growth Equity”), collectively the “Funds.” TSCM Growth Equity commenced operations on July 30, 2010.

Effective January 1, 2010, Small Cap added new classes of shares. Small Cap offers three classes of shares, Institutional, Service and Investor, each offering varying levels of shareholder servicing and / or 12b-1 fees. Legacy Small Cap shareholders became shareholders in the Institutional Class and Service Class.

Small Cap and TSCM Growth Equity each offers three classes of shares: Investor Class, Service Class, and Institutional Class. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of certain investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in each Fund’s portfolio and, in accordance with procedures adopted by the Funds’ Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect

Notes to Financial Statements (continued)

the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. For Small Cap and TSCM Growth Equity Funds, investment income, realized and unrealized capital gains and losses, the common expenses of the Funds, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of the Fund’s expenses. For the fiscal year ended October 31, 2010, under these arrangements the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were as follows: Micro-Cap - $24,655 or 0.02%, Institutional Micro-Cap - $5,825 or 0.03% and Real Estate Securities - $2,443 or 0.01%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended October 31, 2010, the custodian expense was not reduced for any of the Funds.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the fiscal year ended October 31, 2010, the overdraft fees were as follows: Small Cap - $90, Micro-Cap - $3, Institutional Micro-Cap - $2, Real Estate Securities - $15, California Intermediate Tax-Free - $2. TSCM Growth Equity did not incur an overdraft.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., (formerly PNC Global Investment Servicing (U.S.) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended October 31, 2010, the transfer agent expense was reduced as follows: Small Cap - $53, Micro-Cap - $228, Institutional Micro-Cap - $42, Real Estate Securities - $33 and California Intermediate Tax-Free - $54.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid as follows:

Annually - Small Cap, TSCM Growth Equity, Micro-Cap, and Institutional Micro-Cap

Quarterly - Real Estate Securities

Declared daily, paid monthly - California Intermediate Tax-Free

Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales,

Notes to Financial Statements (continued)

REITs, equalization accounting for tax purposes, foreign currency, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the fiscal years ended October 31, 2010 and October 31, 2009 were as follows:

	Small Cap		TSCM Growth Equity*	Micro-Cap
	2010	2009	2010	2010	2009
Distributions paid from:
Ordinary income	—	—	—	—	—
Short-term capital gains	—	—	—	—	—
Long-term capital gains	—	—	—	—	$7,917,520

Totals	—	—	—	—	$7,917,520

	Institutional Micro-Cap		Real Estate Securities		California Intermediate Tax-Free
	2010	2009	2010	2009	2010	2009
Distributions paid from:
Ordinary income	—	—	$195,055	$299,371	$991,896	$984,686

Short-term capital gains	—	—	—	—	—	—
Long-term capital gains	—	$3,256,607	—	—	—	—

Totals	—	$3,256,607	$195,055	$299,371	$991,896	$984,686

*	Commenced operations on July 30, 2010.

As of October 31, 2010, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap	TSCM Growth Equity	Micro-Cap	Institutional Micro-Cap	Real Estate Securities	California Intermediate Tax-Free
Capital loss carryforward	—	$471	$15,808,913	$3,617,374	$4,516,211	$412,775
Undistributed ordinary income	—	728	—	—	89,485	12,949
Undistributed short-term capital gains	—	—	—	—	—	—
Undistributed long-term capital gains	—	—	—	—	—	—

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of their taxable income and gains to their shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2007-2010), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f.	Capital Loss Carryovers

As of October 31, 2010, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires October 31,
TSCM Growth Equity	$471	2018
Micro-Cap	$15,808,913	2017
Institutional Micro-Cap	$3,617,374	2017
Real Estate Securities	$4,516,211	2017
California Intermediate Tax-Free	$412,775	2016

Notes to Financial Statements (continued)

For the fiscal year ended October 31, 2010, Small Cap, Micro-Cap, Institutional Micro-Cap, Real Estate Securities, and California Intermediate Tax-Free utilized capital loss carryovers in the amounts of $1,939,346, $5,868,763, $657,711, $2,585,558, and $35,518, respectively.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The capital stock transactions by class for Small Cap and TSCM Growth Equity for the fiscal periods ended October 31, 2010, were as follows:

	Small Cap		TSCM Growth Equity **
	2010		2010
	Shares	Amount	Shares	Amount
Investor Class Shares*
Proceeds from sale of shares	25,018	$375,533	1,270	$12,963
Reinvestments of dividends and distributions	—	—	—	—
Cost of shares repurchased	(683)	(11,557)	—	—

Net increase - Investor Shares	24,335	$363,976	1,270	$12,963

Service Class Shares
Proceeds from sale of shares	74,867	$1,124,823	1,000	$10,000
Reinvestments of dividends and distributions	—	—	—	—
Cost of shares repurchased	(1,926,064)	(28,232,180)	—	—

Net decrease - Service Shares	(1,851,197)	($27,107,357)	10,000	$10,000

Institutional Class Shares*
Proceeds from sale of shares	720,550	$10,720,207	106,430	$1,067,380
Reinvestments of dividends and distributions	—	—	—	—
Cost of shares repurchased	(18,833)	(283,101)	(9,332)	(100,100)

Net increase - Institutional Shares	701,717	$10,437,106	97,098	$967,280

*	Commenced operations on January 1, 2010.
**	Commenced operations on July 30, 2010.

Notes to Financial Statements (continued)

At October 31, 2010, certain shareholders and omnibus shareholder accounts individually held greater than 10% of the outstanding shares of the following Funds: Small Cap - two collectively own 53%; TSCM Growth Equity - four collectively own 81%; Micro-Cap - two collectively own 49%; Institutional Micro-Cap - three collectively own 53%; Real Estate Securities - three collectively own 61%; California Intermediate Tax-Free - three collectively own 64%. Transactions by these shareholders may have a material impact on their respective Funds.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), provides or oversees investment management services to the Funds. The Investment Manager selects subadvisors for each Fund (subject to Trustee approval) and monitors the subadvisors’ investment programs and results. Each Fund’s investment portfolio is managed by portfolio managers who serve pursuant to subadvisory agreements with the Investment Manager.

The Small Cap investment portfolio is managed by Frontier Capital Management Co., LLC (“Frontier”). AMG indirectly owns a majority interest in Frontier. The TSCM Growth Equity investment portfolio is managed by TimesSquare Capital Management, LLC (“TimesSquare”). AMG indirectly owns a majority interest in TimesSquare.

Investment management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. The annual investment management fee rates, as a percentage of average daily net assets, for the fiscal year ended October 31, 2010, were as follows:

Fund	Investment Management Fee
Small Cap	1.00%
TSCM Growth Equity
on first $100 million	0.65%
on next $250 million	0.40%
on balance over $350 million	0.30%
Micro-Cap	1.00%
Institutional Micro-Cap	1.00%
Real Estate Securities	0.85%
California Intermediate Tax-Free
on first $25 million	0.40%
on next $25 million	0.35%
on next $50 million	0.30%
on next $50 million	0.25%
on balance over $150 million	0.20%

Small Cap is obligated by its investment management contract to pay an annual management fee to the Investment Manager. The Investment Manager, in turn, pays all or a portion of this fee to Frontier. Under its Investment Manager Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund. Effective as of January 1, 2010, the Investment Manager receives compensation from Frontier for its administrative services to the Fund pursuant to a separate agreement between the Investment Manager and Frontier.

For each of the Funds other than Small Cap, the Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. For its services, the Administrator is paid a fee at a rate of 0.25% of average net assets per annum. Effective January 1, 2010, Small Cap terminated its Administration agreement.

At a meeting held on September 10-11, 2009, the Trust’s Board of Trustees approved a contractual expense limitation with respect to Small Cap. Effective January 1, 2010, the Investment Manager has contractually agreed, through at least March 1, 2011, to waive fees and pay or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest, shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, acquired fund fees and expenses and extraordinary items) to 1.05% of the Fund’s average daily net assets.

At a meeting held June 10-11, 2010, the Board of Trustees approved new contractual expense limitation agreements with respect to the Micro-Cap and Institutional Micro-Cap Funds. Effective July 1, 2010, the Investment Manager has contractually agreed, through at least March 1, 2012, to waive fees and pay or reimburse Fund expenses of Micro-Cap and Institutional Micro-Cap in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary items) to 1.43%, and 1.23%, respectively, of each Fund’s average daily net assets. Immediately prior to July 1, 2010, Micro-Cap and Institutional Micro-Cap had contractual expense limitations of 1.56%, and 1.35%, respectively.

The Investment Manager has contractually agreed, through at least March 1, 2011, to waive fees and pay or reimburse Fund expenses of Small Cap, Real Estate Securities and California Intermediate Tax-Free in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest, shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, acquired fund fees and expenses and extraordinary items) to 1.05%, 1.50% and 0.55%, respectively, of each Fund’s average daily net assets.

Notes to Financial Statements (continued)

The Investment Manager has contractually agreed, through at least March 1, 2012, to waive fees and pay or reimburse Fund expenses of TSCM Growth Equity in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest, shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, acquired fund fees and expenses and extraordinary items) to 0.79% of the Fund’s average daily net assets.

Each of Small Cap, TSCM Growth Equity, Micro-Cap, Institutional Micro-Cap, Real Estate Securities, and California Intermediate Tax-Free is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such year to exceed the previously stated expense limitation percentages of that Fund’s average daily net assets. For the fiscal year ended October 31, 2010, each Fund’s components of reimbursement are detailed in the following chart:

	Small Cap	TSCM Growth Equity	Micro-Cap
Reimbursement Available - 10/31/09	—	—	$447,014
Additional Reimbursements	$92,681	$38,363	266,870
Repayments	—	—	—
Expired Reimbursements	—	—	—
Reimbursement Available - 10/31/10	$92,681	$38,363	$713,884

	Institutional Micro-Cap	Real Estate Securities	California Intermediate Tax-Free
Reimbursement Available - 10/31/09	$245,420	$148,428	$303,313
Additional Reimbursements	85,108	54,573	125,527
Repayments	—	—	—
Expired Reimbursements	(69,870)	—	(109,437)
Reimbursement Available - 10/31/10	$260,658	$203,001	$319,403

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustees fees and expenses” shown in the financial statements represents the Funds’ allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

Small Cap and TSCM Growth Equity have adopted a distribution and service plan (the “plan”) with respect to the Investor Class shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributors up to 0.25% annually of the Fund’s average daily net assets attributable to the Investor Class shares. The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by the Investor Class shares for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by its clients of such broker, dealer or financial intermediary.

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended October 31, 2010, the following Funds lent to other Funds in the Fund family: Small Cap lent $305,732 for 1 day earning interest of $9; Micro-Cap lent $1,253,392 for 9 days earning interest of $276; Institutional Micro-Cap lent $159,121 for 4 days earning interest of $19; Real Estate lent $355,051 for 2 days earning interest of $23. For the same period, the Funds did not borrow from other Funds in the Fund Family. The interest amounts are included in the Statement of Operations as interest income.

Notes to Financial Statements (continued)

3.	Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended October 31, 2010, were as follows:

Fund	Purchases	Sales
Small Cap	$15,187,537	$30,963,513
TSCM Growth Equity *	1,474,172	495,394
Micro-Cap	117,698,046	143,755,538
Institutional Micro-Cap	22,622,055	29,824,714
Real Estate Securities	20,346,323	17,994,626
California Intermdiate Tax-Free	19,112,935	19,176,453

*	Commenced operations on July 30, 2010.

The Funds had no purchases or sales of U.S. Government obligations for the fiscal year ended October 31, 2010.

4.	Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, formerly the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM. For the fiscal year ended October 31, 2010, Small Cap, Micro-Cap, and Institutional Micro-Cap participated in the securities lending program.

Effective August 2, 2010, the Trust, on behalf of each applicable Fund, has entered into an agreement with The Bank of New York Mellon and the Bank of New York Mellon Corporation (“BNYMC”) with respect to each Fund’s position in the BNY Institutional Cash Reserves Fund (the “ICRF”), pursuant to which (i) BNYMC will support the value of certain defaulted securities issued by Lehman Brothers Holdings, Inc. and held by ICRF, and (ii) if certain conditions are met, BNYMC will purchase the defaulted securities from each Fund in September 2011. Each applicable Fund is fair valuing its position in the ICRF daily. Each Fund’s position, if any, in the separate sleeve of the ICRF is included in the Schedule of Portfolio Investments and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and Statement of Operations.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6.	Subsequent Events

The Funds have determined that no additional material events or transactions occurred through the issuance date of the Funds’ financial statements, which require additional disclosure in the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In accordance with federal tax law, the following Funds hereby make the following designations regarding its year ended October 31, 2010:

California Intermediate Tax-Free

•

All the dividends paid from net investment income are “exempt-interest dividends” (not generally subject to regular federal income tax), except $621 that is being designated as an ordinary income distribution for reporting purposes.

Pursuant to section 852 of the Internal Revenue Code, Small Cap, TSCM Growth Equity, Micro-Cap, Institutional Micro-Cap, Real Estate Securities and California Intermediate Tax-Free hereby designate as a capital gain distribution with respect to the taxable year ended October 31, 2010, $0, $0, $0, $0, $0 and $0, respectively, or, if subsequently determined to be different, the net capital gains of such year.

The 2010 Form 1099-DIVs you receive for each Fund will show the tax status of all distributions paid to you during the respective calendar year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust I and the Shareholders of Managers Frontier Small Cap Growth Fund (formerly Managers Small Cap Fund), Managers AMG TSCM Growth Equity Fund, Managers Micro-Cap Fund (formerly Managers Fremont Micro-Cap Fund), Managers Institutional Micro-Cap Fund (formerly Managers Fremont Institutional Micro-Cap Fund), Managers Real Estate Securities Fund and Managers California Intermediate Tax-Free Fund (collectively, six of the series constituting Managers Trust I, hereafter referred to as the “Funds”):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Frontier Small Cap Growth Fund (formerly Managers Small Cap Fund), Managers Micro-Cap Fund (formerly Fremont Micro-Cap Fund), Managers Institutional Micro-Cap Fund (formerly Fremont Institutional Micro-Cap Fund), Managers Real Estate Securities Fund and Managers California Intermediate Tax-Free Fund at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, and the financial position of Managers AMG TSCM Growth Equity Fund at October 31, 2010 and the results of its operations, the changes in its net assets and the financial highlights for the period July 30, 2010 (commencement of operations) to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 38 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (resigned Nov. 2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (40 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (24 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present); Trustee of Aston Funds (24 portfolios).

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 38 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 38 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Annual Renewal of Investment Advisory Agreements

MANAGERS FRONTIER SMALL CAP GROWTH FUND

On June 10-11, 2010, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for the Managers Frontier Small Cap Growth Fund (formerly Managers Small Cap Fund) (the “Fund”). The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of this agreement. In considering the Investment Management Agreement, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”), performance information for the relevant benchmark index (the “Fund Benchmark”) and other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 10-11, 2010, regarding the nature, extent and quality of services provided by the Investment Manager under its agreement. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Fund and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Fund; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisor; (c) the Investment Manager’s ability to supervise the Fund’s other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and to maintain a contractual expense limitation for the Fund.

Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Service Class shares for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2010 was below, above, above and below, respectively, the median performance of the Peer Group and below, above, above and below, respectively, the performance of the Fund Benchmark, the Russell 2000 Growth Index. The Trustees noted that the Investment Manager replaced the Fund’s previous Subadvisor with a new Subadvisor in mid-September 2009, and also, at meetings held on September 10-11, 2009, the Trustees previously noted that the performance of a product managed by the new Subadvisor with similar investment objectives and strategies to those of the Fund had ranked in the top quartile of its peer universe since inception (1985). The Trustees also took into account the fact that over the 3-year and 5-year periods, the Fund has outperformed the Fund Benchmark and ranked in the top quintile of the Peer Group. The Trustees concluded that management has taken appropriate steps to address the Fund’s performance.

Furthermore, the Board reviews on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and the Subadvisor’s investment philosophy, strategies and techniques in managing the Fund. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Fund and its discussions with management regarding the factors that contributed to the performance of the Fund.

Advisory Fees and Profitability.

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing the Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisor and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by the Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for an appropriate peer group of similar mutual funds, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain an expense limitation for the Fund.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current and potential asset levels of the Fund and the willingness of the Investment Manager to waive fees and pay expenses for the Fund from time to time as a means of limiting the total expenses of the Fund. The Trustees also considered management’s discussion of the current asset level of the Fund, including the effect on assets attributable to the economic and market conditions over the past eighteen months, and considered the impact on profitability of the current asset level and any future growth of assets of the Fund. The Board took into account management’s discussion

Annual Renewal of Investment Advisory Agreements (continued)

of the current advisory fee structure. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for the Fund at this time. With respect to economies of scale, the Trustees also noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2010 were both lower than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2011, to limit the Fund’s net annual operating expenses to 1.05%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

*     *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management Agreement, in addition to those conclusions discussed above: (a) the Investment Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; and (b) the Investment Manager maintains an appropriate compliance program.

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on June 10-11, 2010, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement for the Fund.

**************************************************

Annual Renewal of Investment Advisory Agreements (continued)

On June 10-11, 2010, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of the Funds identified below and the Subadvisory Agreement for each of the Subadvisors, except for the Subadvisory Agreements between the Investment Manager and RBC Global Asset Management (U.S.) Inc. (formerly Voyageur Asset Management Inc.) with respect to each of Managers Institutional Micro-Cap Fund and Managers Micro-Cap Fund, which were recently approved in December, 2009 (for purposes of this section, each a “Subadvisor” and “Subadvisory Agreement” and collectively the “Subadvisors” and “Subadvisory Agreements”). The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and each Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each a “Peer Group”), performance information for relevant benchmark indices (each a “Fund Benchmark”) and, with respect to each Subadvisor, comparative performance information for an appropriate peer group of managed accounts, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 10-11, 2010, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisors under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Funds and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisors; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and to maintain contractual expense limitations for the Funds.

For each Fund, the Trustees also reviewed information relating to each Subadvisor’s operations and personnel and the investment philosophy, strategies and techniques (for each Subadvisor, its “Investment Strategy”) used in managing the Fund or the portion of the Fund for which the Subadvisor has portfolio management responsibility. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding each Subadvisor’s organizational and management structure and each Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at each Subadvisor with portfolio management responsibility for the portion of a Fund managed by the Subadvisor, including the information set forth in the Fund’s prospectus and statement of additional information. With respect to those Funds managed with multiple Subadvisors, the Trustees also noted information provided by the Investment Manager regarding the manner in which each Subadvisor’s Investment Strategy complements those utilized by the Fund’s other Subadvisors. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by each Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of each Subadvisor with respect to its ability to provide the services required under its Subadvisory Agreement.

Performance.

As noted above, the Board considered each Fund’s performance during relevant time periods as compared to each Fund’s Peer Group and considered each Subadvisor’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund or the portion of the Fund managed by each Subadvisor as compared to the Subadvisor’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and Investment Strategies, including with respect to the portion of the Fund managed by each Subadvisor. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadvisor. The Board also noted each Subadvisor’s performance record with respect to the Funds. The Board was mindful of the Investment Manager’s attention to monitoring each Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

Advisory Fees and Profitability.

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing each Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisor(s) and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by each Fund to the Investment Manager can reasonably

Annual Renewal of Investment Advisory Agreements (continued)

be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain expense limitations for the Funds.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current and potential asset levels of each Fund and the willingness of the Investment Manager to waive fees and pay expenses for certain of the Funds from time to time as a means of limiting total expenses. The Trustees also considered management’s discussion of the current asset levels of the Funds, including the effect on assets attributable to the economic and market conditions over the past eighteen months, and considered the impact on profitability of the current asset levels and any future growth of assets of the Funds. The Board took into account management’s discussion of the current advisory fee structure. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Funds operate in a manager-of-managers structure. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for any Fund at this time. With respect to economies of scale, the Trustees also noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

Subadvisory Fees and Profitability.

In considering the reasonableness of the fee payable by the Investment Manager to each Subadvisor, the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Subadvisor is not affiliated with the Investment Manager. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Accordingly, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with a Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current size of the portion of a Fund managed by a Subadvisor, the Trustees concluded that any economies of scale being realized by the Subadvisor was not a material factor in the Trustees’ deliberations at this time.

In addition to the foregoing, the Trustees considered the specific factors and related conclusions set forth below with respect to each Fund.

MANAGERS REAL ESTATE SECURITIES FUND

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2010 was above the median performance of the Peer Group for each period and below, above, above and below, respectively, the performance of the Fund Benchmark, the Dow Jones U.S. Select REIT Index (formerly known as Dow Jones Wilshire REIT Index). The Trustees took into account management’s discussion of the Fund’s performance, including the fact that the Fund has performed in the top quartile of the Peer Group for each of the 1-, 3-, and 5-year periods. The Trustees concluded that the Fund’s performance has been satisfactory.

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2010 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2011, to limit the Fund’s net annual operating expenses to 1.50%. The Board also took into account the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

MANAGERS INSTITUTIONAL MICRO-CAP FUND

(formerly Managers Fremont Institutional Micro-Cap Fund)

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2010 was below, above, above and below, respectively, the median performance of the Peer Group and for the 1-year, 3-year and 5-year periods ended March 31, 2010 was below, above and above, respectively, the performance of the Fund Benchmark, the Russell Microcap Index. The Trustees noted that the Investment Manager recently replaced a Subadvisor to the Fund, and also, at meetings held on December 3-4, 2009, the Trustees previously noted that the strategy managed by the Fund’s new Subadvisor had outperformed the Fund Benchmark in each full calendar year since the Benchmark’s inception (May 2003). The Trustees also took into account the fact that the Fund has outperformed the Fund Benchmark by more than five percent on an annual basis over the last three years and has been in the second quartile of the Peer Group during this time. The Trustees concluded that the Fund’s overall performance has been addressed and has been satisfactory in light of all factors considered.

Annual Renewal of Investment Advisory Agreements (continued)

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2010 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed to lower the Fund’s contractual expense limitation from 1.35% to 1.23% of the Fund’s net annual operating expenses effective July 1, 2010 through at least March 1, 2012. The Board also took into account the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisors, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisors and the Investment Manager, the Fund’s advisory fees are reasonable.

MANAGERS MICRO-CAP FUND

(formerly Managers Fremont Micro-Cap Fund)

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2010 was below, above, above and below, respectively, the median performance of the Peer Group and for the 1-year, 3-year and 5-year periods ended March 31, 2010 was below, above and above, respectively, the performance of the Fund Benchmark, the Russell Microcap Index. The Trustees noted that the Investment Manager recently replaced a Subadvisor to the Fund, and also, at meetings held on December 3-4, 2009, the Trustees previously noted that the strategy managed by the Fund’s new Subadvisor had outperformed the Fund Benchmark in each full calendar year since the Benchmark’s inception (May 2003). The Trustees also took into account management’s discussion of the Fund’s performance, noting that the Fund has outperformed the Fund Benchmark by more than five percent on an annual basis over the last three years and has been in the second quartile of the Peer Group during this time. The Trustees concluded that the Fund’s overall performance has been addressed and has been satisfactory in light of all factors considered.

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2010 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed to lower the Fund’s contractual expense limitation from 1.56% to 1.43% of the Fund’s net annual operating expenses effective July 1, 2010 through at least March 1, 2012. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisors, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisors and the Investment Manager, the Fund’s advisory fees are reasonable.
MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2010 was below, below, above and above, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the Barclays Capital 5-Year Municipal Bond Index, for each period. The Trustees took into account management’s discussion of the impact of current market conditions on the Fund’s performance because of the Fund’s investment style. The Trustees also took into account management’s discussion of the Fund’s performance, including the fact that the Fund has placed in the top 35 percent of the Peer Group for the 5-year and 10-year periods The Trustees concluded that the Fund’s overall performance has been satisfactory in light of all factors considered.

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2010 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2011, to limit the Fund’s net annual operating expenses to 0.55%. The Board also took into account the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

*    *     *    *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management Agreement and each Subadvisory Agreement, in addition to those conclusions discussed above: (a) the Investment Manager and each Subadvisor have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the applicable Subadvisory Agreements; (b) each Subadvisor’s Investment Strategy is appropriate for pursuing the applicable Fund’s investment objectives; (c) each Subadvisor is reasonably likely to execute its Investment Strategy consistently over time; and (d) the Investment Manager and each Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Investment Management Agreement and each Subadvisory Agreement (as applicable) would be in the best interests of each Fund and its shareholders. Accordingly, on June 10-11, 2010, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreements (as applicable) for each Fund, with the exception of RBC Global Asset Management (U.S.) Inc. (which contracts had previously been approved at meetings held on December 3-4, 2009).

Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, Massachusetts 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.*

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

*	Formerly PNC Global Investment Servicing (U.S.) Inc.

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS
CADENCE CAPITAL APPRECIATION	INTERNATIONAL EQUITY	CHICAGO EQUITY PARTNERS BALANCED
CADENCE FOCUSED GROWTH	AllianceBernstein L.P.	Chicago Equity Partners, LLC
CADENCE MID-CAP	Lazard Asset Management, LLC
CADENCE EMERGING COMPANIES	Martin Currie Inc.	ALTERNATIVE FUNDS
Cadence Capital Management, LLC
	REAL ESTATE SECURITIES	FQ GLOBAL ALTERNATIVES
CHICAGO EQUITY PARTNERS MID-CAP	Urdang Securities Management, Inc.	FQ GLOBAL ESSENTIALS
Chicago Equity Partners, LLC		First Quadrant, L.P.
RENAISSANCE LARGE CAP GROWTH
EMERGING MARKETS EQUITY	Renaissance Group LLC	INCOME FUNDS
Rexiter Capital Management Limited		BOND (MANAGERS)
Schroder Investment Management North America Inc. ESSEX GROWTH ESSEX LARGE CAP GROWTH	SKYLINE SPECIAL EQUITIES PORTFOLIO Skyline Asset Management, L.P.	FIXED INCOME GLOBAL BOND Loomis, Sayles & Co., L.P.
ESSEX SMALL/MICRO CAP GROWTH	SPECIAL EQUITY	BOND (MANAGERS PIMCO)
Essex Investment Management Co., LLC	Ranger Investment Management, L.P. Lord, Abbett & Co. LLC	Pacific Investment Management Co. LLC

FQ TAX-MANAGED U.S. EQUITY	Smith Asset Management Group, L.P.	CALIFORNIA INTERMEDIATE TAX-FREE
FQ U.S. EQUITY	Federated MDTA LLC	Miller Tabak Asset Management LLC
First Quadrant, L.P.
	SYSTEMATIC VALUE	GW&K MUNICIPAL BOND
FRONTIER SMALL CAP GROWTH	SYSTEMATIC MID CAP VALUE	GW&K MUNICIPAL ENHANCED YIELD
Frontier Capital Management Company, LLC	Systematic Financial Management, L.P.	Gannett Welsh & Kotler, LLC

GW&K SMALL CAP EQUITY	TIMESSQUARE MID CAP GROWTH	HIGH YIELD
Gannett Welsh & Kotler, LLC	TIMESSQUARE SMALL CAP GROWTH	J.P. Morgan Investment Management LLC
TSCM GROWTH EQUITY
INSTITUTIONAL MICRO-CAP MICRO-CAP	TimesSquare Capital Management, LLC	INTERMEDIATE DURATION GOVERNMENT SHORT DURATION GOVERNMENT
Lord,Abbett&Co.LLC		Smith Breeden Associates, Inc.
WEDGE Capital Management L.L.P.
Next Century Growth Investors LLC
RBC Global Asset Management (U.S.) Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2010	Fiscal 2009
Managers AMG FQ Tax-Managed U.S. Equity Fund	20,454	21,519
Managers AMG FQ U.S. Equity Fund	20,328	21,387
Managers AMG FQ Global Alternatives Fund	27,712	31,260
Managers AMG FQ Global Essentials Fund	22,832	26,126
Managers Frontier Small Cap Growth Fund	18,549	21,619
Managers Micro-Cap Fund	18,851	19,833
Managers Institutional Micro-Cap Fund	18,931	19,917
Managers Real Estate Securities Fund	19,769	20,799
Managers PIMCO Bond Fund	40,987	43,122
Managers CA Intermediate Tax-Free Fund	19,503	20,519
Managers AMG TSCM Growth Equity Fund[1]	12,000	0

[1]	Fund commenced operations on August 1, 2010

Audit-Related Fees

There were no fees billed by PwC to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2010	Fiscal 2009
Managers AMG FQ Tax-Managed U.S. Equity Fund	6,900	6,900
Managers AMG FQ U.S. Equity Fund	6,900	6,500
Managers AMG FQ Global Alternatives Fund	11,200	11,200
Managers AMG FQ Global Essentials Fund	9,600	9,600
Managers Frontier Small Cap Growth Fund	6,650	6,650
Managers Micro-Cap Fund	6,500	6,500
Managers Institutional Micro-Cap Fund	5,800	5,800
Managers Real Estate Securities Fund	10,100	10,100
Managers PIMCO Bond Fund	11,200	11,200
Managers CA Intermediate Tax-Free Fund	8,500	8,500
Managers AMG TSCM Growth Equity Fund[1]	5,300	0

[1]	Fund commenced operations on August 1, 2010

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2007 and $0 for fiscal 2006, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2010	2009	2010	2009	2010	2009
Control Affiliates	$580,765	$343,015	$479,175	$897,895	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST I

By:	/s/ JOHN H. STREUR
John H. Streur, President

Date: January 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JOHN H. STREUR
John H. Streur, President

Date: January 4, 2011

By:	/s/ DONALD S. RUMERY
Donald S. Rumery, Chief Financial Officer

Date: January 4, 2011